UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03459

Penn Series Funds, Inc.

(Exact name of registrant as specified in charter)

600 Dresher Road

Horsham, PA 19044

(Address of principal executive offices) (Zip code)

Steven Viola

Penn Series Funds, Inc.

600 Dresher Road

Horsham, PA 19044

(Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 956-8129

Date of fiscal year end: December 31

Date of reporting period: June 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

PennMutual® Semi-Annual Reports June 30, 2018 Penn Mutual Variable Products

Dear Investor:

Thank you for your continued affiliation with The Penn Mutual Life Insurance Company. The confidence and trust you place in us reaffirms our commitment to helping policyholders take advantage of all of life’s possibilities. We also take pride in being a financially strong mutual insurance company that delivers on our promises, and I’m very pleased to bring you the following capital markets summary. Please remember that regardless of what the markets may bring, short-term performance changes should not distract you from your long-term financial plan, and it’s a good idea to meet with your investment professional regularly to make sure that your asset allocation remains on target.

Stocks generally moved modestly higher in the first half of 2018; albeit with increased volatility. New highs were reached by many indices in late January due primarily to federal tax cuts, solid macroeconomic news and positive corporate fundamentals. The extended low volatility came to an abrupt end in early February as the VIX (equity market’s fear gauge) rose by the largest one day move on record. Investor complacency immediately shifted to anxiety with both equity and credit market performance giving back recent gains. Apprehensions over trade tariff announcements, rising interest rates and inflationary concerns kept the market on edge for most of the second quarter. First quarter Gross Domestic Product (GDP) growth slowed to 2.2 percent, reflecting lower inventory investment and slowing consumer spending. However, as expected, this improved for the second quarter as GDP growth recorded an advance estimate of 4.1 percent, with personal consumption expenditures being a large contributor. From a sector perspective, Consumer Discretionary and Technology had the strongest returns whereas Consumer Staples and Telecommunications experienced relatively weaker returns during the first half of the year. In this environment, the U.S. stock market, as measured by the Wilshire 5000 Equity Index, returned 3.04 percent during the six-month period ending June 30.

On a relative basis, small capitalization stocks provided higher returns than mid and large capitalization stocks during the six-month period. Small capitalization stocks, as measured by the Russell 2000 Index, returned 7.66 percent, while large capitalization stocks, as measured by the Russell 1000 Index, returned 2.85 percent and mid capitalization stocks, as measured by the Russell Midcap Index, returned 2.35 percent. From a style perspective, growth stocks outperformed value stocks in all market capitalizations, with the widest disparity being in the large capitalization space. For instance, large capitalization growth stocks, as measured by the Russell 1000 Growth Index, returned 7.25 percent while large capitalization value stocks, as measured by the Russell 1000 Value Index, returned -1.69 percent. Much of the outperformance within growth stocks can be attributed to the strong performance of many “mega-cap” technology firms.

International markets significantly underperformed domestic equity markets during the first six months of the year with emerging market stocks posting a weak -6.51 percent return, as measured by the MSCI Emerging Markets Index, and developed international stocks returning -2.37 percent, as measured by the MSCI EAFE Index. Tariff threats, increased geopolitical tensions and currency weakness have all contributed to disappointing international performance. A global trade war amid slowing growth in some key markets is providing many investors with reason to pause and reassess their international allocations.

Investment-grade fixed income securities underperformed high yield bonds during the six-month period as non-investment grade bonds benefited from rising oil prices, which make up a large percentage of U.S. high yield indices. High yield bonds also benefited from stock market gains, generally positive corporate earnings reports and continued low default rates. Investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Index, returned -1.62 percent and the Credit Suisse High Yield Bond Index returned 0.20 percent. The Federal Open Market Committee (FOMC) met several times during the first half of the year and by their June meeting had tightened monetary policy for the second time this year. The Federal Reserve signaled a slightly faster pace of rate increases moving forward with the likelihood of two more rate hikes in 2018 amid solid economic data.

Once again, we thank you for the privilege of serving your financial needs and encourage you to work closely with your financial professional to continue to explore your options throughout all of life’s stages.

Sincerely,

David M. O’Malley

President and Chief Operating Officer

The Penn Mutual Life Insurance Company

President

Penn Series Funds, Inc.

Source: This material is not intended to be relied upon as a forecast, research or investment advice, and is not a recommendation, offer or solicitation to buy or sell any securities or to adopt any investment strategy. The opinions expressed are subject to change as subsequent conditions vary. All economic and performance information is historical and not indicative of future results.

Penn Series Funds, Inc. Semi-Annual Report

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Limited Maturity Bond Fund

The Penn Series Limited Maturity Bond Fund returned 0.33% for the six-month period ending June 30, 2018, compared to 0.08% for its benchmark, the Bloomberg Barclays Capital U.S. Government/Credit 1-3 Year Index, for the same period.

The Fund finished in the top quartile among actively managed short duration fixed income funds as measured by Morningstar.

Financial market volatility returned in February following the release of the U.S. January employment report. Signs of a pick-up in inflation led to a steep-sell off across domestic and global equity markets. Treasury yields moved higher throughout the period with short-term yields leading the way. The 2-year Treasury yield closed the second quarter at 2.53%, 0.64% higher year-to-date.

The Federal Reserve maintained its process to normalize policy with two additional rate hikes during the first half of 2018. Performance for Fund holdings of floating rate bonds benefitted from the Fed rate hikes with coupons resetting to higher short-term interest rates.

We are maintaining a conservative duration (interest rate risk) position in the Limited Maturity Bond Fund but gradually moving towards neutral as the Fed tightening cycle extends. Our team remains focused on identifying the most attractive short duration fixed income investment opportunities with prudent diversification.

Penn Mutual Asset Management, LLC

Investment Adviser

Portfolio Composition as of 6/30/18

Percent of Total Investments[1]
Corporate Bonds	54.3%
Asset Backed	17.2%
U.S. Treasury Obligations	13.2%
Commercial Mortgage Backed	12.9%
Municipal Bonds	2.4%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Quality Bond Fund

The Penn Series Quality Bond Fund returned –1.16% for the six-month period ending June 30, 2018, compared to –1.62% for its benchmark, the Bloomberg Barclays Capital U.S. Aggregate Bond Index for the same time period.

The Fund finished in the top quartile among actively managed intermediate duration fixed income funds as measured by Morningstar.

Financial market volatility returned in February following the release of the U.S. January employment report. Signs of a pick-up in inflation led to a steep-sell off across domestic and global equity markets. Treasury yields moved higher throughout the period with short-term yields leading the way. The 10-year Treasury yield closed the second quarter at 2.86%, 0.46% higher year-to-date.

The Federal Reserve maintained its process to normalize policy with two additional rate hikes during the first half of 2018. Economic performance in the United States remains solid, especially for the labor market, but the growth story internationally has been more challenging than expected to begin the year.

Fund performance during the first six months of 2018 benefitted from conservative duration (interest rate risk) management. Positioning up in credit quality also contributed to positive results relative to benchmarks as credit spreads moved wider after January. Finally, Fund holdings of Treasury Inflation Protected securities (TIPs) outperformed during the period with higher measures of actual and expected inflation.

As the Treasury curve flattens and the credit cycle extends, our focus is shifting towards short duration investment opportunities for the Quality Bond Fund. We will continue to search for the most attractive total return opportunities using our flexible approach and disciplined credit process.

Penn Mutual Asset Management, LLC

Investment Adviser

Portfolio Composition as of 6/30/18

Percent of Total Investments[1]
Corporate Bonds	50.0%
Commercial Mortgage Backed Securities	17.6%
Asset Backed Securities	9.7%
U.S Treasury Obligation	8.1%
Residential Mortgage Backed Securities	7.9%
Municipal Bonds	4.6%
Agency Obligations	1.6%
Preferred Stocks	0.5%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

High Yield Bond Fund

The Penn Series High Yield Bond Fund returned –0.91% for the six-month period ending June 30, 2018, compared to the 0.20% return for its benchmark, the CSFB High Yield Bond Index for the same time period.

High yield bonds produced negative returns in the reporting period despite the rebound in April following the first first-quarter loss for the asset class since 2008. Lower demand for government debt due to the prospect of a larger federal budget deficit and rising inflation caused Treasury yields to reach multiyear highs during the reporting period. The Federal Reserve continued to shrink its holdings of treasuries and mortgage-backed securities, a process it began in October, and also appeared more committed to a gradual tightening of monetary policy. As widely expected, the Fed announced a quarter-point rate increase following its March policy meeting. It was the first meeting under the leadership of Jerome Powell, who succeeded Janet Yellen as Fed chair in early February. Treasury yields rose in April, with the benchmark 10-year Treasury note moving above 3% for the first time in more than four years before finishing the month at 2.95%. The yield curve continued to flatten during the period as yields of Treasury debt with maturities of two and five years increased more than bonds with longer maturities.

Technical conditions were mixed during the reporting period. According to J.P. Morgan, year-to-date issuance declined 21% compared with the first four months of 2017. The use of proceeds was heavily skewed to refinancing. The asset class experienced negative flows through the first three months of the year. However, in April high yield funds reported the second-largest monthly inflow since December 2016.

Steady economic growth is supportive to below investment-grade issuers, as they are typically more sensitive to macroeconomic factors. However, global geopolitics and central bank policy bring a notable level of uncertainty, but thus far, high yield bonds have remained resilient amid these types of developments. This includes tariff wars, populist sentiment within the European Union, and ongoing rhetoric out of Washington D.C. Corporate fundamentals are largely stable, and we believe default activity will remain below the historical average in 2018 into next year. In addition, we continue to like bank loans for their floating rate feature as Fed officials have signaled the likelihood of two more short-term rate increases in 2018.

In the wireless communications segment, our exposure to Asurion, a loan-only issuer, was a top contributor to performance. Asurion is a global provider of product protection and support services to the wireless, insurance, retail, and home repair service industries. As a handset insurance provider, Asurion benefits from smartphone sales without depending on the execution of one specific wireless carrier. The company has a near-monopoly in mobile protection services in most developed markets. Asurion’s scale acts as a significant barrier to entry, allowing it to provide more valuable services to its carrier customers at lower cost versus competitors. Fourth-quarter 2017 results revealed significantly higher growth in the U.S., driven by continued subscriber gains and a new product offering. While growth is expected to moderate in 2018, automatic contract renewals by major carriers provide visibility into the future business.

Credit selection in the container industry detracted from relative performance, partly due to our exposure to Kloeckner Pentaplast, a leading global manufacturer of rigid plastic film solutions. The company benefits from leading market positions, a global footprint, as well as strong relationships with a broad range of customers which should allow it to expand and deleverage in a growing market. However, a spike in raw materials costs coupled with poor pricing action from management led to customer losses and lower EBITDA margin in fiscal year 2017.

Absolute yields have risen to more attractive levels but remain well inside the long-term average. We have been able to buy bonds trading below par, but we do not expect capital appreciation to be a significant factor in our returns over the intermediate term. We remain cognizant of volatility, largely external to our market, that could still impact the below investment-grade asset class.

The commentary provided above was from the former sub-adviser of the Fund, T.Rowe Price who was the manager of the Fund until April 30, 2018.

During the period, risk markets were generally well bid despite rising trade tensions. High yield credit and leverage loans continue to outperform other fixed income asset classes as the domestic economy remains strong, earnings robust, and new issue supply down materially year over year. Lower quality credit also continued to outperform more duration sensitive BB credit but the performance gap narrowed during the quarter. Oil prices rose over $10 to almost $74, which also added support to risk sentiment.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Allocations to subordinated European bank and emerging market securities were weak spots during the period. Italian elections and trade tensions weighed on the former while concerns about the impact of higher US interest rates and a stronger dollar impacted the latter.

We added credit risk during periods of volatility to names such as Albertson’s, Cedar Fair, AMC Networks, Altice Luxembourg, and Transocean. We also added to our bank loan holdings with new issues from Valeant and TransDigm Inc.

The commentary provided above is from the current Adviser of the Fund, Penn Mutual Asset Management, LLC who assumed day-to-day management of the Fund on May 1, 2018.

Penn Mutual Asset Management, LLC

Investment Adviser

Portfolio Composition as of 6/30/18

Percent of Total Investments[1]
BBB/BB Rated & Above	15.9%
BB Rated	12.7%
BB/B Rated	30.1%
B Rated	14.4%
B/CCC Rated	16.1%
Not Rated	1.1%
Loan Agreements	8.8%
Equity Securities	0.9%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Flexibly Managed Fund

The Penn Series Flexibly Managed Fund returned 2.51% for the six-month period ending June 30, 2018, compared to the 2.65% return of its benchmark, the S&P 500 Index for the same time period.

Stocks rose over the six-month period ended June 30, 2018. After rising to record highs through late January, equities finished the first quarter lower, driven by the Trump administration’s announcements of steel and aluminum tariffs, as well as tariffs targeting Chinese imports and restrictions on technology transfers and acquisitions. However, stocks more than made up for first-quarter losses in the second quarter, supported by favorable earnings and economic data. The market overcame political upheaval in some European countries, rising oil prices and interest rates for much of the period, and weakness in many emerging markets currencies and assets. Trade tensions persisted, as the U.S. imposed tariffs on various imports from China and other major trading partners, including Canada, Mexico, and the European Union. Many of these parties retaliated or threatened to do so, sparking fears that continued tit-for-tat trade actions could hurt global commerce and thus the worldwide economic expansion.

Overall, we remain concerned about the prospect of increased implementation of protectionist trade policies. However, in the short term, we have identified select opportunities to buy shares of solid companies we believe had been overly discounted amid global trade policy worries. During the period, we increased our equity weight, as we added to the utilities, consumer discretionary, and information technology sectors.

Our overall fixed income allocation remained similar compared with the beginning of the year. Our allocation to high yield declined, as tight spreads reduced the sector’s attractiveness, in our opinion. We purchased additional U.S. 10-year Treasury notes as yields ticked up and became more attractive relative to other areas of the market.

Within equities, stock selection in the information technology sector benefited relative performance. After shares of Facebook experienced weakness late in the first quarter on data-misuse issues, we initiated a position in the company. The shares subsequently advanced on strong quarterly growth in revenue, advertising spending, and user metrics. Intuit, which provides financial software applications and online services, performed well amid continued solid quarterly results. Security selection in health care also contributed to relative results. Shares of Becton, Dickinson & Company advanced on solid revenue growth and strong execution integrating C. R. Bard, which it acquired in late 2017. Conversely, stock selection in consumer discretionary hindered relative performance. Aramark, a leading provider of outsourced food and uniform rental services, lagged amid mixed year-to-date operational results. Automotive seat supplier Adient underperformed due to continued operational issues in its seat structures and mechanisms segment. Amid these challenges, the company announced a leadership change and reduced full-year earnings guidance.

Given that valuations remain elevated across asset classes, the U.S. is in the later stages of an economic cycle, and interest rates are rising, we have continued to position the portfolio conservatively. We have favored more defensive, less cyclical areas of the market, with a focus on high-quality businesses with durable earnings profiles that we believe can perform well in a variety of economic environments. We remain committed to finding the best risk-adjusted opportunities across the asset class spectrum to help balance our goals of preserving invested capital and generating equity-like returns over the long term with less risk than the broader equity market.

Penn Mutual Asset Management, LLC

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/18

Percent of Total Investments[1]
Consumer, Non-cyclical	20.7%
Financial	19.8%
Technology	11.8%
Industrial	10.7%
Communications	10.4%
Consumer, Cyclical	9.4%
Utilities	6.4%
U.S. Treasury obligation	4.5%
Energy	3.6%
Asset Backed	1.4%
Basic Materials	1.3%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Balanced Fund

The Penn Series Balanced Fund returned 0.90% for the six-month period ending June 30, 2018, compared to its benchmarks, the S&P 500 Index’s return of 2.65% and the Bloomberg Barclays Capital U.S. Aggregate Bond Index’s return of –1.62% for the same time period.

The Balanced Fund is comprised of a target allocation of 60% to an equity fund and 40% to a fixed income fund. The equity allocation of the Fund is comprised of the Penn Series Index 500 Fund which seeks a total return that corresponds to that of the S&P 500 Index. The fixed income allocation of the Fund consists of an allocation to the Penn Series Quality Bond Fund.

At the broad asset class level, the Balanced Fund’s equity allocation performed in line with its broad equity benchmark the S&P 500 Index for the six-month period. The Fund’s fixed income allocation outperformed the Bloomberg Barclays Capital U.S. Aggregate Bond Index for the same period.

Quality Bond Fund’s short duration and overweight in structured products have contributed positively to the performance. High yield bonds also performed well during the period.

Penn Mutual Asset Management, LLC

Investment Adviser

Asset Allocation Target as of 6/30/18

Index 500	60.0%
Intermediate Bonds	40.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Growth Stock Fund

The Penn Series Large Growth Stock Fund returned 9.76% for the six-month period ending June 30, 2018, compared to the 7.25% return for its benchmark, the Russell 1000 Growth Index for the same time period.

Sector allocation and stock selection were both drivers of relative outperformance. Consumer discretionary, industrials and business services, and materials were the leading relative outperformers. Financials and information technology were the largest detractors.

U.S. stocks posted modest returns for the six months ended June 30, 2018. Major stock indexes climbed to record highs through late January, even as interest rates rose, buoyed by strong corporate earnings, solid economic growth, and federal tax cuts. Within the large-cap growth space, consumer discretionary led returns, followed by information technology, with both sectors posting double-digit advances in the benchmark Russell 1000 Growth Index. In contrast, telecommunication services and consumer staples posted the largest declines.

Consumer discretionary was by far the largest relative contributor, due primarily to stock choices. A beneficial overweight to the sector, which led the benchmark for the period, also helped. Shares of Amazon.com traded higher as earnings exceeded expectations, bolstered by core retail strength in North America, accelerating revenue and margin expansion within Amazon Web Services, and ad revenue growth. Shares of Netflix traded upward as both domestic and international subscription growth continued to outpace expectations, driven by a strong content lineup and growth of bundling deals.

The portfolio’s stock holdings in industrials and business services outpaced their benchmark peers, while a beneficial underweight to the sector, which declined in the benchmark, bolstered relative returns. Boeing shares rose as operating margins continued to expand, thanks to favorable delivery volume and mix within commercial aircraft, as well as revenue growth from defense and services that exceeded expectations. At TransUnion, better-than-expected organic revenue out of the U.S. information services segment, particularly from new online data services gaining traction, drove above-consensus topline results, lifting shares.

Underweight exposure in materials added relative value, outweighing a slight detraction from stock choices in the sector. We continue to have minimal exposure to the materials sector and have historically focused on companies with strong fundamentals and exposure to U.S. infrastructure projects. In our view, valuations in the sector remain stretched following the postelection rally in cyclical stocks.

Conversely, stock selection in financials weighed on relative performance, as did an overweight to the sector. Shares of Chubb came under pressure after a preannouncement of higher-than-expected catastrophe losses stemming from mudslides in California and storms in the Northeast.

Information technology also detracted from relative results, as stock choices outweighed a beneficial overweight to the sector.

U.S. large-cap growth stocks posted solid second-quarter gains. However, investor sentiment has deteriorated somewhat due to geopolitical issues, including the tide of protectionism, new tariffs, and rising U.S. interest rates. We are positioned for a potentially challenging stock market environment that delivers only moderate returns. This more guarded stance stems from uncertainties related to the sustainability of profit margins. As a result, large-cap growth stock valuations appear relatively expensive. Nevertheless, we believe that good stock selection can continue to drive outperformance. We remain constructive on many individual companies in the information technology and health care sectors, where we are finding stocks that offer attractive relative value.

Penn Mutual Asset Management, LLC

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/18

Percent of Total Investments[1]
Communications	32.1%
Consumer, Non-cyclical	18.8%
Technology	18.2%
Financial	13.4%
Consumer, Cyclical	8.8%
Industrial	6.6%
Utilities	1.5%
Basic Materials	0.6%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Cap Growth Fund

The Penn Series Large Cap Growth Fund returned 5.51% for the six-month period ending June 30, 2018, compared to the 7.25% return for its benchmark, the Russell 1000 Growth Index for the same time period.

Despite continued solid global economic growth, financial markets were buffeted by increased volatility during the reporting period. The increase in volatility dented what appeared to have been high levels of investor confidence, leading to a correction in elevated valuations. Valuations are now more in line with long-term averages after the recent bout of market weakness. So far, the rise in volatility has not disrupted the synchronized upturn in growth, although developed markets and China showed signs of a modest slowdown in the expansion’s pace during the first half of 2018.

During the period, the US Federal Reserve raised interest rates by 50 basis points, bringing the total number of hikes to seven since the central bank began to normalize monetary policy in late 2015. The growth rate in the US, eurozone and Japan remained above potential, although inflation remained contained, particularly outside the US. Late in the period, the European Central Bank announced that it would end its asset purchase program at the end of 2018, but issued forward guidance that it does not expect to raise interest rates until after the summer of 2019. The Bank of Canada also raised rates during the period. The European political backdrop became a bit more volatile during the period, spurred by a chaotic process which resulted in the formation of an anti-establishment coalition government in Italy.

Bond yields rose in the US during the period, but they remained low by historical standards, while yields in many developed markets fell during the period. Credit spreads remained relatively tight but widened modestly late in the period as market volatility increased. Increasing concern over growing global trade friction risks appeared to have weighed on business sentiment during the period. International trade negotiations took a number of unpredictable swings late in the period, with investors largely taking a wait-and-see approach while ignoring mostly individual actions and counteractions.

An underweight position and security selection in both the technology and retailing sectors detracted from performance relative to the Russell 1000 Growth Index during the reporting period. Within the technology sector, not holding shares of strong-performing software company, Abobe Systems hurt relative results. Within the retailing sector, not owning shares of internet retailer Amazon.com weakened relative returns.

An overweight position in the consumer staples sector further weighed on relative performance. Within this sector, the Fund’s overweight position in the global consumer products company Colgate-Palmolive, as well as holdings of beauty products company Coty and household products manufacturer Reckitt Benckiser, diminished relative returns.

Elsewhere, not holding shares of internet TV show and movie subscription services provider Netflix and the Fund’s overweight positions in coffee and tea company Starbucks, chemical company PPG Industries and cable services provider Comcast held back relative results. Additionally, the Fund’s holdings of global industrial manufacturing and engineering company Colfax hurt relative returns.

During the reporting period, the Fund’s relative currency exposure, resulting primarily from differences between the Fund and the benchmark exposure to holdings of securities denominated in foreign currencies, detracted from relative performance. All of MFS’ investment decisions are driven by the Fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Stock selection and an overweight position in the financial services sector benefited relative performance during the reporting period. Within this sector, the Fund’s overweight position in debit and credit transaction processing company Mastercard lifted relative results.

Security selection and an underweight position in the transportation sector also supported relative returns. However, there were no individual stocks within this sector that were among the Fund’s top relative contributors during the reporting period.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Stocks in other sectors that further helped relative performance included overweight positions in athletic shoes and apparel manufacturer NIKE, video game maker Electronic Arts, retail chain operator TJX Companies, beauty products maker Estee Lauder, credit rating agency Moody’s and global media company Twenty-First Century Fox. Not holding shares of poor-performing tobacco company Altria Group, diversified technology company 3M and biopharmaceutical company Celgene also aided relative results.

Penn Mutual Asset Management, LLC

Investment Adviser

MFS Investments

Investment Sub-Adviser

Portfolio Composition as of 6/30/18

Percent of Total Investments[1]
Consumer, Non-cyclical	27.9%
Technology	24.8%
Consumer, Cyclical	11.7%
Communications	10.6%
Financial	10.5%
Industrial	10.3%
Basic Materials	3.5%
Energy	0.7%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Core Growth Fund

The Penn Series Large Core Growth Fund returned 13.11% for the six-month period ending June 30, 2018, compared to the 7.25% return for its benchmark, the Russell 1000 Growth Index for the same time period.

Economic uncertainty returned to the stock market in the six-month period, bringing elevated volatility along with it. Growth seemed to be losing momentum, especially in Europe, while the Federal Reserve continued to incrementally raise interest rates and other central banks contemplated the timing of removing policy accommodation. Political and geopolitical risks increased, particularly with regard to trade. Despite the more challenging conditions, stocks gained over the period. Strong corporate earnings reports and expectations for a pick-up in growth, supported by the recently passed tax cuts and low unemployment, outweighed the negative sentiment.

Within the Russell 1000 Growth Index, consumer discretionary, information technology (IT) and utilities were the top-performing sectors. Telecommunication services, consumer staples and materials were the weakest sectors.

The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The Fund outperformed the Index this reporting period largely due to favorable stock selection and, to a lesser extent, sector allocations.

Most of the Fund’s outperformance was driven by strong stock selection in the information technology sector, despite a small negative impact from being underweight the sector. Twitter was the largest contributor within the sector and across the portfolio as a whole over this reporting period. Stock selection in the industrials sector also contributed positively, led by a position in Union Pacific, which more than compensated for a slight drag from an overweight in the sector. The Fund’s lack of exposure to consumer staples was advantageous to performance as well.

Stock selection in financials detracted from performance due to negative performance from our position in Berkshire Hathaway. An overweight allocation to materials hurt relative performance but good stock selection offset most of the loss. The overweight allocation to the consumer discretionary sector was beneficial to performance. But the relative gain was counteracted by the underperformance of our stock selection there, as Starbucks was the largest detractor across the portfolio in the reporting period.

Our team continues to focus on bottom-up stock selection and the long-term outlook for companies owned in the portfolio; accordingly, we have had very little turnover in the portfolio to date, as our ongoing work reaffirms our assessment of quality and competitive advantage in the names we own. At the end of the period, the Fund’s largest sector weights were in IT, consumer discretionary, and industrials, with no exposure to the consumer staples, energy, telecommunication services, real estate and utilities sectors.

Penn Mutual Asset Management, LLC

Investment Adviser

Morgan Stanley Investment Management

Investment Sub-Adviser

Portfolio Composition as of 6/30/18

Percent of Total Investments[1]
Communications	29.2%
Technology	23.6%
Industrial	18.5%
Consumer, Cyclical	13.3%
Consumer, Non-cyclical	9.8%
Basic Materials	3.2%
Financial	2.4%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Cap Value Fund

The Penn Series Large Cap Value Fund returned –0.77% for the six-month period ending June 30, 2018, compared to the –1.69% return for its benchmark, the Russell 1000 Value Index for the same time period.

Relative outperformance was primarily driven by solid stock selection in the Healthcare, Energy and Utilities sectors. A continued underweight to the consumer staples sector plus an overweight to technology also contributed to overall return. Detracting most from performance was stock selection within the financials and information technology sectors. Underperformance in these sectors was not surprising as growth has outperformed value for the majority of this expansion, driven in large part by the technology sector, where earnings growth and total returns have outpaced financials; a sector heavily weighted in value indices. A relative overweight to the Industrial sector also detracted as the sector has been weighed down by the threat of a trade war and tariffs.

For the six months ending June 30, 2018, top contributors included Anadarko Petroleum, Twenty-First Century Fox, Inc. and Hess Corporation. Anadarko Petroleum, an oil and gas exploration company, continued to rebound as oil prices have risen, the DJ Basin explosion is behind them and they have been providing what investors are seeking — generation of free cash flow and its return to shareholders. Media company, Twentieth-Century Fox (FOX) also outperformed, following the Department of Justice approval of Walt Disney Company’s bid for its media assets, and Disney and Comcast wage a bidding war for these attractive assets. Shares of Hess Corporation, a global independent energy company, rose as investors sought companies with resource plays away from the Permian Basin, and towards higher break-even cost fields such HES’s Bakken formation. Further, their Guyana field, in a joint venture with Exxon, continues to look promising.

Detracting from performance were Comcast Corporation, Phillip Morris and Ameriprise Financial Inc. Cable company, Comcast Corporation performed negatively largely due to its engagement in a bidding war with Disney over the Twenty-First Century Fox assets. Comcast’s proposed all cash bid raises the specter of a large debt load which worries many investors. This management team, however, has shown that it can be astute allocating shareholder capital. While this holding has suffered, our position in FOX has helped mitigate the negative Comcast performance. Shares of tobacco company, Phillip Morris declined significantly post reporting Q1 earnings. The results themselves were strong; however the company reported decelerating market share trends of its new innovative product, iQOS, in Japan. This has been a critical monitoring point for investors and the slowdown was widely unexpected given management’s optimistic commentary at various investor events throughout the quarter. Ameriprise has come under pressure over concerns the company will have to take a charge on its long term care business. Both General Electric and Unum have taken such charges in 2018, highlighting this issue.

We think some volatility is likely to continue; given potential risks that could include aggressive Fed tightening that could lead to a flat or inverted yield curve and increasing protectionist rhetoric that could decrease investors’ risk appetite. We think the long term path of equities is still to the upside given the combination of global growth, strong corporate earnings, improving wage growth, reasonable valuations and tax cuts that have added to the S&P 500’s bottom line.

Penn Mutual Asset Management, LLC

Investment Adviser

Loomis, Sayles & Co.

Investment Sub-Adviser

Portfolio Composition as of 6/30/18

Percent of Total Investments[1]
Financial	30.1%
Consumer, Non-cyclical	22.8%
Industrial	13.4%
Energy	10.4%
Communications	7.2%
Technology	6.8%
Utilities	4.2%
Consumer, Cyclical	3.6%
Basic Materials	1.5%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Core Value Fund

The Penn Series Large Core Value Fund returned 0.05% for the six-month period ending June 30, 2018, compared to the –1.69% return for its benchmark, the Russell 1000 Value Index for the same time period.

The Fund’s outperformance versus the Index was driven by strong stock selection results, while sector allocation results modestly detracted during the period. Performance was mixed across the 11 broad economic sectors, with six of the 11 sectors posting positive performance results. The strongest performing sectors were energy and information technology, while consumer staples and telecommunication services were the biggest laggards.

Stock returns were somewhat range-bound during the period, with rising interest rate concerns and trade tensions contributing to market volatility. Mounting fears of a global trade war constrained stock markets during the period, with President Trump’s imposition of tariffs drawing retaliatory moves from impacted countries. On the positive side, energy and technology stocks bucked the downward trend and recorded solid gains for the period. Energy stocks benefited from rising crude oil prices.

Economic data generally remained solid during the period as the unemployment rate dipped below 4% for the first time in nearly two decades, and other indicators, such as manufacturing and construction activity, also gained. Amidst this economic backdrop, the U.S. Federal Reserve raised its benchmark interest rate in both March and June, ending the period at a range of 1.75% to 2.0%.

The broader S&P 500 Index rose 2.65% during the period. Overseas, the MSCI EAFE Index of mostly European stocks returned –2.75%, while the MSCI Emerging Markets Index fell –6.66%. Small-cap stocks generally outperformed their large-cap counterparts in the period. In terms of investing style in the large-cap equity space, growth stocks topped value stocks.

Penn Mutual Asset Management, LLC

Investment Adviser

Eaton Vance Management

Investment Sub-Adviser

Portfolio Composition as of 6/30/18

Percent of Total Investments[1]
Financial	26.7%
Consumer, Non-cyclical	21.8%
Industrial	13.0%
Energy	11.2%
Communications	7.0%
Technology	6.5%
Utilities	6.5%
Consumer, Cyclical	6.1%
Basic Materials	1.2%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Index 500 Fund

The Penn Series Index 500 Fund returned 2.42% for the six-month period ending June 30, 2018, compared to the 2.65% return for its benchmark, the S&P 500 Index for the same time period.

The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Small security misweights, cash drag, futures exposure, as-of cash flows, and compounding contributed to the difference between the Fund’s performance and that of the Index.

U.S. equity markets managed to post modest gains each month of the second quarter, even as increasing tensions around a possible global trade war contributed to a two week selloff in U.S. shares to close the quarter. Growth stocks also continued to firmly outperform value stocks in the second quarter with the Russell 1000 Growth Index gaining 5.8% against a gain of 1.2% for the Russell 1000 Value Index, taking the year to date return differential to 9%. Across U.S. equity sectors, as measured by sector returns within the S&P 500 Index, the cyclical Consumer Discretionary and growth heavy Technology sectors led sectors for performance during the period with gains of 11.5% and 10.9% respectively. For the second quarter, shares in energy companies fared best with a 13.5% gain aided by a 14% advance in crude oil prices. That contrasted with a decline of 3.2% in both Industrials and Financial shares, the former being hit by an initial round of tariffs and counter-tariffs announced in June and the latter unfavorably pressured by a flattening yield curve.

On an individual security level, the top positive contributors to the Fund’s performance were Amazon.com, Microsoft Corporation, and Apple Inc. The top negative contributors to the Fund’s performance were Johnson & Johnson, AT&T, and Philip Morris International Inc.

Penn Mutual Asset Management, LLC

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Portfolio Composition as of 6/30/18

Percent of Total Investments[1]
Consumer, Non-cyclical	21.4%
Financial	18.2%
Technology	16.5%
Communications	14.8%
Industrial	9.4%
Consumer, Cyclical	8.3%
Energy	6.3%
Utilities	2.9%
Basic Materials	2.1%
Government	0.1%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Mid Cap Growth Fund

The Penn Series Mid Cap Growth Fund returned 11.55% for the six-month period ending June 30, 2018, compared to the 5.40% return for its benchmark, the Russell Midcap Growth Index for the same time period.

The portfolio materially outperformed the Russell Midcap Growth Index. Stock selection was a key driver as many sectors including information technology, healthcare, industrials and consumer discretionary performed better than the index. Our information technology names continued their run of outperformance. We were underweight in this outperforming sector, but stock picking drove performance. GrubHub, Inc., the online restaurant food ordering and delivery service; Electronic Arts; Square, which provides credit card payment processing to small- and medium sized businesses; and Pandora all turned in strong performances. Healthcare stocks were strong, more than doubling the performance of the sector within the index. We were overweight in this outperforming sector. Strength in Abiomed, which makes Impella heart pump and Intuitive Surgical, the innovator behind the DaVinci robot led the outperformance. Our consumer discretionary stocks made a strong contribution to relative performance. Investors came to understand that the world may not be coming to an end for all retailers, as evidenced by a broadly strong holiday season, and investments in their businesses began to bear fruit. Lululemon Athletic and Tiffany & Company posted strong returns. The biggest positive contribution came from Chipotle Mexican Grill, where new management and an improvement in sales results translated in strong returns. Another area of relative strength came from the industrials sector. We were overweight in this underperforming group, so stock picking was key. One positive name was CoStar Group, the commercial real estate and apartment rental online database. Underweight to the weak materials sector was a slight benefit to performance. Financials were flat. We were overweight in this underperforming group, and with respect to stock selection, performance was just slightly a little better than the index. Energy and consumer staples were two areas of weakness within the portfolio. We had very little exposure to the energy sector, which was a modest negative to performance, as that group turned in strong results relative to the index. We have recently added energy to the “no exposure” list, as the secular trends for growth and efficient capital deployment in that sector are challenged, and we think we can invest more productively elsewhere. Consumer staples, although we were underweight in this weak group, the contribution to relative performance was modestly negative.

The portfolio continues to express a more economically constructive and optimistic view, with a more assertive pro-growth less defensive stance, although slightly less so than in 2017. The portfolio is overweight in the consumer discretionary, financials, healthcare and industrials sectors. We still have a healthy exposure to the information technology sector, but have moved to an underweight position, having seen valuations increase dramatically, and enjoyed significant appreciation in our names. Information technology valuations are more reasonable post the recent stock market down draft, so we have renewed interest in adding exposure to that sector. We are also underweight consumer staples, materials, and have no exposure to the telecommunications services, real estate, utilities and energy sectors, which represent a combined 5.68% of the index. While our portfolio represents an economically constructive point of view, our approach is essentially balanced based on stock selection as opposed to overt sector allocations. From a broader macroeconomic factor perspective, we expect a stable-to-rising rate environment to be generally positive for our approach, related to our focus on very profitable business models and sound capital structures.

Penn Mutual Asset Management, LLC

Investment Adviser

Ivy Investment Management

Investment Sub-Adviser

Portfolio Composition as of 6/30/18

Percent of Total Investments[1]
Consumer, Non-cyclical	28.5%
Consumer, Cyclical	28.0%
Technology	13.3%
Industrial	13.3%
Communications	8.2%
Financial	7.2%
Basic Materials	1.5%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Mid Cap Value Fund

The Penn Series Mid Cap Value Fund returned 1.73% for the six-month period ending June 30, 2018, compared to the –0.16% return for its benchmark, the Russell Midcap Value Index for the same time period.

After starting 2018 down in the first quarter, the Index advanced in the second quarter recovering most of its first quarter loss. Stocks reacted positively to strong earnings gains, fueled in part by the new corporate tax cuts. Continuing recent trends, momentum and growth factors significantly outperformed value. In our opinion, we are in the later stages of this economic cycle and we expect rising inflation and interest rates to result in continued market volatility.

Equity markets entered 2018 with above average valuations. As we exit the first half of the year, valuations have dropped to five year averages driven by a slightly down market and extraordinary earnings growth. Looking ahead to the back half of 2018, many cross currents are creating volatility in a market that appears to be discounting a somewhat positive scenario. Interest rates, despite rising year to date, remain below normal levels, but with inflation picking up, they are likely to move higher.

Tax reform, deregulation, and continued government spending have contributed to the acceleration in economic growth and corporate earnings. While inflation has increased, it remains near the Fed’s target level. M&A activity is booming. A recession appears unlikely in the near term and with market valuations at average levels, a bear market is doubtful, in our opinion. However, interest rates are rising and the Fed is expected to accelerate its quantitative tightening. Inflation is up and oil prices have jumped substantially. The ECB is expected to end its open market purchases in December and the potential for a trade war has been weighing on the market.

Stock specific factors had a big impact on the portfolio during the first half of 2018. Performance was helped by M&A activity. Envision Healthcare and Vectren Corporation both agreed to be acquired in all cash transactions and Devon Energy approved the sale of its ownership interest in EnLink and will use the proceeds to return cash to shareholders. Treehouse Foods, Teva Pharmaceuticals and SeaWorld Entertainment, all with new CEO’s, rebounded sharply based on new strategic plans and better than expected earnings. Several of our Technology names including Nuance, Flex (2018 guidance below expectations) and Producer Durables companies, American

Airlines (rising fuel costs), General Dynamics (North Korean discussions), and Itron (poor quarterly results) came under pressure during the period.

During the first half of the year we were active in the portfolio. We initiated nine new positions and added to four existing positions. We also participated in an IPO, but sold the position after it opened at a significant premium to the IPO price and close to our near-term intrinsic value estimate. On the sell side, we eliminated two names and trimmed nine, most of which rallied strongly during the period.

As we begin the second half of 2018, we think interest rates will continue to rise making significant gains in the Index difficult. However, it appears valuations have dropped to more normal levels and a recession seems unlikely for the near-term. We expect M&A activity to remain robust which has historically benefitted our investment style. In our opinion, the changes we have made during the last six months have improved the portfolio’s risk/reward profile. Barring a meaningful escalation in trade wars and given the portfolio’s discount to our intrinsic value estimate and our focus on cash generating franchises, we believe the portfolio is well positioned to seek attractive returns during the remainder of the year.

Penn Mutual Asset Management, LLC

Investment Adviser

Neuberger Berman Management

Investment Sub-Adviser

Portfolio Composition as of 6/30/18

Percent of Total Investments[1]
Industrial	20.6%
Consumer, Non-cyclical	17.1%
Financial	15.1%
Technology	14.0%
Consumer, Cyclical	11.2%
Energy	8.4%
Utilities	5.3%
Communications	5.0%
Basic Materials	3.3%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Mid Core Value Fund

The Penn Series Mid Core Value Fund returned –0.87% for the six-month period ending June 30, 2018, compared to the –0.16% return for its benchmark, the Russell Midcap Value Index for the same time period.

Volatility returned to the equity market in the first quarter of 2018 as fears of rising U.S. interest rates, higher inflation, and higher global trade barriers weighed on investor confidence despite generally positive economic and earnings news. While most broad U.S. stock indices ended the six-month period with positive returns, mid-cap stocks underperformed the overall market. Value stocks lagged in the mid-cap market, and the Russell Midcap Value Index ended the six-month period with a slight decline.

An overweight and stock selection in the industrials sector weighed on the portfolio’s relative performance, and electric equipment manufacturer Hubbell was a key detractor. Stock selection in the capital markets industry also weakened relative performance in the financials sector. Invesco was a notable detractor. On a positive note, our investment in Advance Auto Parts lifted portfolio returns in the consumer discretionary sector.

Invesco asset managers trailed the market during the quarter as relative valuations compressed further. Disappointing flows, Invesco lost both a large sovereign wealth mandate and large sub- advisory role, and lower fee rates reduced Invesco’s earnings estimates and magnified its underperformance.

General Mills stock declined in the first quarter after they announced the acquisition of Blue Buffalo Pet Products. The company also surprised investors with weak quarterly results due to a spike in freight costs. We believe General Mills remains an attractive holding due to its high return on invested capital and defensible brands.

The Hubbell stock, an electrical equipment company, declined due to weaker-than-expected organic growth, concerns around price/cost challenges, weak free cash flow, and lower organic growth and margins experienced by the lighting industry. We continue to hold the stock given its attractive risk/reward profile.

Keysight Technologies, an electronic test and measurement company, has been successful in serving growth markets such as 5G, next-generation wireless, aerospace, and automotive. Keysight reported double-digit growth in quarterly orders and authorized a new share repurchase program.

Advance Auto Parts, a retailer of aftermarket replacement parts, is a market share leader in a higher-quality industry. Extreme winter storms in the Northeastern U.S. helped drive better-than-expected quarterly results. Additionally, Advance is attempting to execute a turnaround that could dramatically improve profit margins.

The Anadarko Petroleum stock, an energy exploration and production company, rose along with the increase in oil and gas prices. Management has also adopted a more shareholder-friendly operating model and signaled that it will continue to repurchase shares once its current authorization expires.

The portfolio continues to invest in companies where we believe the fundamentals are strong and improving but share price performance does not fully reflect these factors. Our process is based on individual security selection, but broad themes have emerged.

Value opportunities in consumer staples. Companies in this sector tend to offer business models that fit our investment process well. Additionally, valuations have become attractive as fundamental headwinds and increased competition have pressured stock prices.

Real estate remains overvalued. We maintained our sizable underweight in real estate because our metrics show that valuations in the sector generally remain inflated.

Penn Mutual Asset Management, LLC

Investment Adviser

American Century Investment Management

Investment Sub-Adviser

Portfolio Composition as of 6/30/18

Percent of Total Investments[1]
Financial	26.5%
Consumer, Non-cyclical	22.7%
Industrial	20.0%
Energy	10.8%
Consumer, Cyclical	8.0%
Utilities	7.2%
Technology	4.8%

100.00%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

SMID Cap Growth Fund

The Penn Series SMID Cap Growth Fund returned 7.05% for the six-month period ending June 30, 2018, compared to the 8.04% return for its benchmark, the Russell 2500 Growth Index for the same time period.

During the first half of 2018, the GSAM U.S. SMID Cap Growth underperformed the Russell 2500 Growth Index. Stock selection in the Industrials and Information Technology sectors detracted from results, while stock selection in the Consumer Discretionary and Consumer Staples sectors contributed to performance.

In the first quarter of the year, ABIOMED, Inc. was a top contributor to returns. The company engages in the research, development and sale of medical devices to assist or replace the pumping function of the failing heart. Its shares rallied following the company’s announcement of strong quarterly results, in which it meaningfully accelerated revenue growth. The impressive growth was driven by strength across multiple geographies. Valvoline, Inc. was a top detractor from returns during the first quarter. In early February, the company announced quarterly results that were mixed. Same store sales were strong, with positive store traffic and good sales growth. However, higher commodity prices and performance in its core North American and International segments dragged on earnings. We eliminated the position as the reporting period progressed.

ABIOMED, Inc. was also a top contributor to returns during the second quarter. Its shares continued to rally following a positive earnings release in April in which revenues are up significantly from the prior year. It was also announced later in the quarter that ABIOMED would be added to the S&P 500, illustrating its continued competitive position within the market. We remain positive on the company, as we believe its differentiated technology in the heart pump market positions it well as hospital purchasing is shifting to devices that improve patient outcome and reduce hospital stays. Additionally, we believe the company will continue to benefit from its dominant competitive position in a market that is still in the early innings of penetration. John Bean Technologies Corp., a technology solutions provider in the food, beverage and air transportation industries, was a top detractor from returns during the second quarter. Early in May, the stock sold off as the company missed earnings estimates due to margin pressures and an operational shortfall relating to a new product release. Despite these transitory issues, we remain positive on the company, as we feel it is well-positioned to benefit from secular growth trends over the next several years. We also believe that there is a long-term margin expansion opportunity for the company.

We continue to believe that equities are more attractive than other asset classes in a synchronous global growth environment. We believe continued strong economic conditions may act as a catalyst for revenue-driven earnings growth in the U.S., presenting a positive backdrop for equities. Following recent market volatility, valuations have moderated and we believe are attractive given the many potential tailwinds. We do, however, continue to monitor global trade negotiations, as current rhetoric could possibly materialize into new policy, potentially disrupting equity market momentum.

Increased geopolitical uncertainty and trade tensions have created more volatility in global equity markets through the first half of the year. Given this backdrop, we believe a thorough understanding of both market and company specific variables is crucial to navigating the ever changing investment landscape. A changing regulatory environment, normalizing monetary policy and geopolitical uncertainties are just a few of the many macro themes that we, as active managers, are closely monitoring. We feel these factors may provide a favorable environment for active management and believe that our time-tested approach of bottom-up stock picking has the potential to deliver strong relative returns.

Penn Mutual Asset Management, LLC

Investment Adviser

Goldman Sachs Asset Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/18

Percent of Total Investments[1]
Consumer, Non-cyclical	32.6%
Technology	17.0%
Industrial	16.9%
Consumer, Cyclical	15.1%
Financial	9.6%
Communications	5.2%
Energy	2.6%
Basic Materials	1.0%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

SMID Cap Value Fund

The Penn Series SMID Cap Value Fund returned 2.37% for the six-month period ending June 30, 2018, compared to the 3.00% return for its benchmark, the Russell 2500 Value Index for the same time period.

Equities had mixed performance during the six-month period ended June 30, 2018. US stocks rallied to all-time highs at the very beginning of the period, as corporate tax reform helped boost investor sentiment. However, increasing inflation concerns and rising interest rates soon weighed on performance. While generally robust corporate earnings mitigated some downward pressure, worsening trade war fears and political turmoil in Europe dragged on returns toward the end of the period. The US Federal Reserve raised interest rates twice and began to formally reduce its balance sheet, as widely expected, but in June, signaled more rate increases than previously expected for the rest of this year.

For the six-month period ending June 30, 2018, the portfolio rose in absolute terms and outperformed its benchmark, the Russell 2500 Value Index, on a gross basis. Security selection contributed to returns, with positive selection among technology, energy and healthcare holdings. An underweight in real estate contributed to performance, while an overweight and stock selection in industrials detracted.

Oasis Petroleum was among the biggest contributors, with higher oil prices driving higher cash flows. Shares of VeriFone, a global leader in point-of-sale payment terminals, rose sharply after the company agreed to be acquired by a private equity firm in an all-cash deal. Molina Healthcare was among the biggest contributors as investor sentiment was recently buoyed by a positive analyst day announcement that the company will retain a large state contract that investors feared it may lose.

RPC, a leading oil services company, detracted. The company experienced weaker pricing for its services due to a slowdown in activity in some of its key markets and the addition of new capacity by its competitors. Reinsurance Group of America, a life insurance reinsurer, detracted amid investor concerns that a more active flu season would lead to increased mortality and higher losses in its second quarter results. Anixter, a distributor of electrical cables, networking and security products, detracted following a disappointing earnings report, which was driven by weak demand for some of its products.

As we enter the second half of 2018, investor concerns related to the pace and progress of the US economy have increased. While many data points such as housing starts remain positive, cracks in the picture are beginning to emerge. Transportation costs, especially trucking rates, have increased dramatically. These increases, together with rising labor and raw material costs, have begun to put pressure on company margins. Investors in smaller-cap markets have reacted to this new set of risks by rewarding companies perceived to have the ability to grow faster than the broader economy. In many cases, however, the increase in stock prices has not been accompanied by earnings growth, leaving many of these stocks trading at elevated valuation multiples. While we share investor concerns, we believe that this narrow sector focus ignores the breadth of opportunity available within smaller-cap markets. We see compelling investment opportunities in a diverse set of companies spread across a broad set of industries. These companies are driving dramatic profit improvement through company-specific actions such as restructuring, cost cutting or reprioritizing research and development spending. We think these attributes will allow them to improve profits even if the economic headwinds that investors fear intensify.

Penn Mutual Asset Management, LLC

Investment Adviser

AllianceBernstein

Investment Sub-Adviser

Portfolio Composition as of 6/30/18

Percent of Total Investments[1]
Financial	30.0%
Consumer, Cyclical	16.1%
Industrial	14.2%
Consumer, Non-cyclical	11.4%
Energy	10.5%
Technology	8.4%
Utilities	4.3%
Communications	3.3%
Basic Materials	1.8%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Small Cap Growth Fund

The Penn Series Small Cap Growth Fund returned 11.13% for the six-month period ending June 30, 2018, compared to the 9.70% return for its benchmark, the Russell 2000 Growth Index for the same time period.

U.S. small-cap stocks gained significant ground in the six-month period. Concerns over inflation and faster-than-expected interest rate hikes were a source of volatility in the first quarter. Concerns about protectionist trade policies created volatility throughout the period. In the second quarter, the market was led by a narrow subset of consumer Internet, medical technology and Software-as-a-Service companies. Many of these stocks trade at extremely high valuations or are yet to produce earnings.

The Portfolio outperformed its benchmark. Stock selection in the industrial and health care sectors were large contributors to relative performance. Stock selection in the consumer staples and materials sectors detracted from relative results.

On an absolute basis, SS&C Technologies was a top contributor. The company provides software-enabled services to asset managers. The stock was up after SS&C announced it was acquiring DST Systems, a company providing recordkeeping and other software-enabled services to mutual funds and other financial companies. We share the market’s sentiment toward the acquisition. In our view, SS&C’s management team has a great track record of realizing synergies and cost cuts from the businesses it acquires. We also believe the acquisition gives SS&C an opportunity to diversify its business, as the company’s customer base was previously more focused in alternative managers and wealth management firms than mutual funds.

The Trade Desk was another top contributor to performance. The programmatic advertising specialist works with large companies and advertising agencies to help them deploy digital advertising spending in a more cost-effective way. The stock sold off in November 2017 due to fourth quarter guidance below market expectations and investment commentary for 2018. It bounced back significantly after reporting better results in its most recent quarterly earnings announcement as the investments it is making have led to accelerating revenue growth. General excitement about the secular growth potential of digital advertising also helped lift the stock. We continue to like the company and believe it plays a valuable role for its customers by helping them develop a cohesive, targeted advertising strategy and better understand the return on investment of their ad spending.

Avexis was another top contributor. Stock of the gene therapy specialist was up significantly after Novartis announced it would acquire the company. We liked Avexis for its spinal muscular atrophy treatment, and weren’t surprised to see a larger company offer a high premium to acquire it. We sold the position on gains after the announcement.

Belden was a large detractor. We see no fundamental changes for the company, which produced better-than-expected earnings in the second quarter. The company is a connector and component manufacturer. Some of its networking equipment is sold to broadcast firms and a dip in broadcast networks’ capital spending may have weighed on the stock in the second quarter. However, we believe that as more live events are recorded online through venues such as Youtube and Amazon, demand for its broadcast-related equipment should remain firm. We continue to like Belden’s long-term potential as the amount of components and connectors used in industrial products expands. We also continue to be strong supporters of the firm’s management team and its focus on lean manufacturing and operational efficiencies.

Ontex Group was another detractor. Stock of the diaper and hygiene product manufacturer fell in the first quarter due in part to slow volumes in Brazil and cost input pressures that caused the company to lower earnings guidance. We believe the market overreacted and continue to like the company’s potential to gain share in different markets as private-label hygiene products take share over branded products in Europe and as more emerging market consumers purchase disposable diapers.

Puma Biotechnology was also a detractor. The stock declined after the company announced it was unlikely to get approval from the European Medicines Agency (EMA) for its lead drug, Nerlynx. Although surprised by EMA’s decision, we still like the long-term growth potential of Nerlynx, a breast cancer therapy approved by the Food and Drug Administration (FDA) in 2017, and think the stock’s current valuation doesn’t reflect the upside in even the U.S. market alone, where sales have been strong. With potential for high margins and long patent life, we think the drug could help make Puma an attractive acquisition candidate.

As we head into the back half of the year we are concerned about signs of market froth, particularly within the small-cap universe. We believe that in many cases, valuations of

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

stocks tied to secular growth themes such as biotech innovation, the Internet of Things or Software-as-a-Service have become unhinged from intrinsic values. For perspective, many of these stocks trade on multiples of revenue which are higher than historical multiples of earnings for the small-cap index.

We have small positions in select companies tied to these industries, in cases where we believe the growth potential justifies the valuation, but we refuse to chase these stocks indiscriminately. That hurt performance in the second quarter as a halo effect lifted nearly every stock tied to these secular themes, but we believe it will benefit in the long run as valuations begin to reflect reality.

Given the run-up in valuations, we’ve made a few marginal changes to the portfolio, trimming position sizes of a few biotech and technology companies. We’ve also modestly increased our exposure to a few industrial stocks that trade at extraordinarily cheap valuations. We believe the market overly punished these companies for having either perceived economic cyclicality within their businesses or for having exposure to China, where trade tensions ramped up during the quarter. In these cases, we believe the stability of the business has been overlooked or the international exposure misunderstood. The changes within the portfolio are small, but seemed prudent in the current environment. Going forward, we will continue to take a disciplined approach to valuation.

Penn Mutual Asset Management, LLC

Investment Adviser

Janus Capital Management

Investment Sub-Adviser

Portfolio Composition as of 6/30/18

Percent of Total Investments[1]
Consumer, Non-cyclical	34.6%
Technology	19.0%
Industrials	18.0%
Consumer, Cyclical	9.4%
Financial	8.3%
Communications	6.5%
Basic Materials	4.2%

Total	100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Small Cap Value Fund

The Penn Series Small Cap Value Fund returned 1.67% for the six-month period ending June 30, 2018, compared to the 5.44% return for its benchmark, the Russell 2000 Value Index for the same time period.

During the first half of 2018, the GSAM U.S. Small Cap Value composite generated positive absolute returns but lagged the higher returns of the Russell 2000 Value Index. In the portfolio for the six-month period, investments in Industrials and Consumer Discretionary detracted from performance, whereas stock selection in Information Technology and Real Estate contributed to results.

Beacon Roofing Supply, Inc, a company that distributes roofing and building materials, was a top detractor during the quarter and six month reporting period. The company missed first and second quarter earnings due to increased input costs that resulted in weaker gross margins. While we believe that a price increase could eventually overcome cost inflation, the near-term remains challenged and management has lowered fiscal year guidance. We have reduced our position size accordingly, but still hold conviction in the stock, based on its longer-term fundamentals, including additional synergies from its Allied acquisition. We also have confidence in the company’s experienced management team, who has been able to execute over multiple cycles and return value back to shareholders. During the first quarter, RSP Permian, Inc., a petroleum and natural gas exploration company based in Oklahoma, was a top contributor to results. The majority of outperformance followed the announcement that Concho Resources, Inc., a petroleum and natural gas exploration company in the Permian Basin, would acquire RSP Permian in an all-stock transaction valued at approximately $9.5 billion. The acquisition, still subject to approval but expected to close by the third quarter of this year, is estimated to realize over $60 million in annual savings, driven by highly-complementary acreage and operational synergies created through development optimization and shared infrastructure.

During the second quarter, Hilton Grand Vacations, Inc., a real estate and timeshare company that engages in the marketing and sale of vacation ownership intervals, was the top detracting stock. The company reported mixed first quarter earnings that were impacted by new accounting standards, which may have affected comparables to prior periods. While there has been some pullback in the stock, the company saw an increase of contract sales and increased demand in Hawaiian assets from Japanese consumers. The fundamental backdrop in the timeshare industry is compelling following a period of consolidation. While we reduced some of our exposure, we continue to view the stock favorably, because it is one of the few timeshare companies that have been able to generate net owner growth. We also have confidence in its experienced management team, who has been able to execute over multiple cycles and return value back to shareholders. WPX Energy, Inc., an oil and natural gas exploration and production company based in the Delaware and Williston Basins, was the top performing stock in the portfolio during the second quarter. While the company reported subdued earnings due to weather-related delays, forward guidance implied double-digit production growth in the second quarter to keep the full year guidance constant. The unchanged guidance and intact outlook for oil supported the stock. We believe that WPX Energy’s divestiture of San Juan assets, announced earlier this year, and robust growth projections support a favorable transformation from being a high-cost natural gas production company to an oil-focused production company.

Overall, during the past six month period, small-cap equities outperformed the broader market, with the Russell 2000 Value Index returning approximately 12% in comparison to the S&P 500 Index returning approximately 6%. Although we are never pleased with underperformance, we have historically lagged in periods of sentiment-led exuberance due to our quality bias. We continue to remain focused on delivering strong, long-term results for our clients and we continue to believe that U.S. equities, especially smaller market capitalizations, continue to offer a reasonable risk premium over other asset classes. Due to greater domestically-sourced revenues relative to U.S. large-caps, U.S. smaller-caps have, in our view, more direct exposure to strong U.S. growth, more potential benefits from tax reform savings, and less impact from rising trade tensions and the rising dollar. We continue to believe that the current economic backdrop fosters a favorable environment for these types of equities.

Regardless of the market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintain high conviction in the companies that we own and believe they have the potential to outperform relative to the broader market regardless of the growth environment. We continue to focus on undervalued companies that we

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

believe are in control of their own future, such as innovators with differentiated products, companies with low-cost structures, or ones that have been investing in their own businesses and are poised to gain market share. We maintain our discipline in identifying companies with strong or improving balance sheets, led by quality management teams, trading at discounted valuations, and remain focused on the long-term outperformance of the portfolio.

Penn Mutual Asset Management, LLC

Investment Adviser

Janus Capital Management

Investment Sub-Adviser

Portfolio Composition as of 6/30/18

Percent of Total Investments[1]
Financial	39.8%
Industrial	14.6%
Consumer, Cyclical	11.7%
Consumer, Non-cyclical	7.4%
Technology	6.6%
Energy	6.6%
Utilities	5.7%
Basic Materials	4.3%
Communications	3.3%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Small Cap Index Fund

The Penn Series Small Cap Index Fund returned 7.35% for the six-month period ending June 30, 2018, compared to the 7.66% return for its benchmark, the Russell 2000 Index for the same time period.

The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Small security misweights, futures exposure, as-of cash flows, and compounding contributed to the difference between the Fund’s performance and that of the Index.

With less international exposure to potential counter tariffs than large capitalization stocks, small cap stocks, as measured by the Russell 2000 Index, extended period gains over large cap stocks to nearly 5% with a gain of 7.7% by the end of the second quarter. The top 3 performing sectors in US small cap equities markets for the period were Health Care, Information Technology and Consumer Discretionary. While all eleven sectors posted positive total returns during the period, the Telecommunication Services, Materials and Utilities contributed the least to the total return of US small cap markets for the period.

On an individual security level, the top positive contributors to the Fund’s performance were Sarepta Therapeutics Inc., GrubHub Inc., and AveXis Inc. The top negative contributors to the Fund’s performance were Dana Incorporated, Beacon Roofing Supply, Inc., and Ultra Petroleum Corp.

Penn Mutual Asset Management, LLC

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Portfolio Composition as of 6/30/18

Percent of Total Investments[1]
Financial	25.1%
Consumer, Non-cyclical	21.3%
Industrial	13.5%
Consumer, Cyclical	12.7%
Technology	9.3%
Communications	6.3%
Energy	5.0%
Basic Materials	3.4%
Utilities	3.2%
Government	0.1%
Diversified	0.1%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Developed International Index Fund

The Penn Series Developed International Index Fund returned –2.88% for the six-month period ending June 30, 2018, compared to the –2.37% return for its benchmark, the MSCI EAFE Index for the same time period.

The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Small security misweights, dividend tax withholding differences, cash drag, futures exposure, as-of cash flows, and compounding contributed to the difference between the Fund’s performance and that of the Index.

Developed market equities have provided U.S. based investors a modest gain of 0.43% for the first half of 2018 as measured by the MSCI World Index, led by U.S. equities which have returned nearly 3% over the period, as measured by the MSCI United States Index. European shares managed small gains in local terms but fared worst among the developed markets during the period in U.S. dollar terms. The euro slipped 5.2% in the second quarter driven by heightened political uncertainty in Italy at the end of May and more dovish than expected ECB guidance on interest rates communicated following the June 14th governing council meeting. European economic performance has also underwhelmed in the first half of the year relative to expectations as measured by the Citibank economic surprise index, which declined as low as -100 on June 13th after beginning the year near 50. That index has recovered somewhat to -61 at the end of the second quarter, perhaps portending an improving trajectory for the balance of 2018. Shares in the Asia-Pacific region have also underperformed the developed markets benchmark, shedding 1.9% during the period as measured by the MSCI Pacific Total Return Index.

On an individual security level, the top positive contributors to the Fund’s performance were Total SA, BP p.l.c., and GlaxoSmithKline plc. The top negative contributors to the Fund’s performance were British American Tobacco p.l.c., Mitsubishi UFJ Financial Group Inc., and Banco Santander S.A.

Penn Mutual Asset Management, LLC

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Portfolio Composition as of 6/30/18

Percent of Total Investments[1]
Japan	24.1%
United Kingdom	14.8%
France	10.2%
Germany	9.5%
Switzerland	8.3%
Australia	6.9%
Netherlands	6.2%
Hong Kong	3.3%
Spain	3.0%
Sweden	2.5%
Italy	2.1%
Denmark	1.7%
Singapore	1.4%
Ireland	1.2%
Belgium	1.1%
Finland	1.0%
Norway	0.7%
Israel	0.5%
Luxembourg	0.3%
Austria	0.2%
New Zealand	0.2%
Jersey	0.2%
Portugal	0.2%
China	0.1%
South Africa	0.1%
Bermuda	0.1%
Isle of Man	0.1%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

International Equity Fund

The Penn Series International Equity Fund returned –1.62% for the six-month period ending June 30, 2018, compared to the –3.44% return for its benchmark, the MSCI ACWI ex U.S. Index for the same time period.

Mastercard delivered first quarter results that exceeded expectations and the company offered constructive commentary on its share gains in Europe and Asia as well as its continued focus on a potential longer term B2B growth opportunity. Mastercard is a dominant card payment network second only to Visa. Mastercard continues to benefit from strong secular tailwinds, cash-to-card conversion, and enjoys durable competitive moats.

Constellation Software performed well as the market is expecting an acceleration of growth in 2018 after management increased its M&A effort. Constellation Software is a Canadian-based company specializing in vertical market solutions — back office/operational software in a wide range of verticals such as health care, law and public transit.

British American Tobacco was weak following PMI’s announcement that uptake in Japan of its leading heat-not-burn product was weaker than expected. It highlighted to investors the current uncertainty in the nicotine delivery space. British American Tobacco is the world’s largest tobacco company with market leadership in more than 50 countries around the world. It has great global brands and also has a full suite of next generation products. The company should be able to deliver consistent high single-digit earnings growth as it has strong pricing power, and opportunities to increase margins through cost saves, while paying a very hefty dividend.

Philip Morris International announced that the rate of iQOS device growth in Japan, its launch market and its largest market, did not expand as expected with increased supply. The company said that it will ship 55 to 60 billion heatstick units this year versus previously saying they will ship more than 60 billion. This bled into guidance overall which for the year was downgraded to topline around 8%, from above 8%, which in a staples context is still top of the peer group. We continue to believe that next generation nicotine products will grow and take share from existing cigarettes. We anticipate that PMI is capable of growing earnings over the next decade at a 10% plus rate, and still pay a 5% dividend.

The first half of 2018 was marked by a shift to risk-off in a number of markets. While most major economies continued to post healthy GDP figures, the U.S. shook the status quo. Hearty U.S. growth has led to a tight labor market and rising inflation, so the significant, debt-fueled tax cut and increased budget deficit could easily be viewed as pouring gasoline on a fire. The outlook for quicker rate rises, alongside a strong oil price and trade battles, has created unpredictability in a number of markets that were already richly priced.

Against this backdrop of rising risks, the need for downside protection becomes increasingly important. Hence, we maintain our significant exposure to quality growth names such as consumer staples and staple-like companies, as these businesses have historically been very resilient during recessions and market drawdowns.

Our focus has always been on the resilience of the businesses we own. This discipline is not rewarded in every period. For a while, the market was fixated on companies’ current growth, irrespective of its sustainability. This year, some risk appreciation is coming back, which we see as a healthy development. We believe our evergreen quality growth discipline should hold us in good stead in today’s market, as it has over the past two decades.

Penn Mutual Asset Management, LLC

Investment Adviser

Vontobel Asset Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/18

Percent of Total Investments[1]
United Kingdom	13.2%
United States	11.8%
Ireland	10.6%
India	9.4%
Canada	8.4%
France	8.2%
Netherlands	7.7%
Spain	7.1%
Germany	4.3%
China	3.7%
Switzerland	3.7%
Japan	3.1%
Taiwan	2.4%
Belgium	2.4%
Australia	1.1%
Hong Kong	1.1%
South Africa	1.0%
Brazil	0.8%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Emerging Markets Equity Fund

The Penn Series Emerging Markets Equity Fund returned –9.78% for the six-month period ending June 30, 2018, compared to the –6.51% return for its benchmark, the MSCI Emerging Markets Index for the same time period.

The global mania for big U.S. technology names has spilled over to emerging markets. Tech companies now account for 30% of the MSCI Emerging Markets Index, the same as the tech sector share of the S&P 500 Index. Korea, Taiwan and China, three tech-heavy Asian markets, represent 60% of the MSCI EM Index. Over the past year, China has contributed 60% of EM stock market returns, far exceeding the previous record of around 45% set by Mexico in the early 1990s and subsequently matched by Brazil, Korea and China itself in 2015.

To be clear, we are not arguing that tech or even the tech-heavy MSCI China Index are poised for a major fall, only that everything else could be poised to catch up dramatically. When market imbalances grow this extreme, they don’t persist, as a rule. After the busts of 2000 and 2008, beaten-down sectors recovered, small and medium caps came back to life, and forgotten countries were rediscovered.

Among countries, our stock selection in China, overweight allocation to Brazil and zero weight allocation to Turkey were the primary contributors to return during the period. Other top contributors were our stock selection in Mexico and Chile. Being overweight Malaysia and our stock selection in the country also contributed positively. Our overweight allocation to Poland, stock selection in Korea and our overweight allocation and stock selection in Indonesia were the primary detractors from performance over the period. Also detracting were stock selection and an underweight allocation in Taiwan, and stock selection in South Africa and Argentina.

Beginning with the launch of the MSCI EM Index in 1988, the best returns have come in accelerating economies and the worst in decelerating economies. Up until the last two years, the hottest 20% of emerging economies posted three-year annualized returns nearly 10% above the MSCI EM Index, and the coldest posted returns more than 4% below the index.

The latest drawdown has been driven largely by a rising dollar, which historically has drawn money out of EM — but may not last this time. Since the early 1980s, the dollar has rarely traded more than 15% above or below its long-term range, and it is now at the high end of that range.

Dollar bear markets have tended to last around seven years. Our view is that the dollar’s rise in 2018 is a temporary rally within a long term bear market that only began a year and a half ago.

There is no fundamental reason for EM currencies to keep falling, either. As a group, emerging markets have strong external balances. Current account deficits are low on average, having fallen significantly since the “taper tantrum” of 2013 rattled countries like Brazil and India. Though many analysts are worried about emerging market debt this risk is a threat mainly, and ironically, to the most favored market, China.

While the rest of EM has seen its non-financial debt climb by 18 percentage points as a share of GDP since the global financial crisis of 2008, China’s has grown by 58 percentage points. Tellingly, tech rules the markets inside China too: the MSCI China Index is much more tech-focused than the MSCI China A-share Index or the Hang Seng Index and has significantly outperformed them.

Given these anomalies, we are reminded to focus on the fundamentals that have driven markets over time. EM stocks now look relatively cheap (based on price-to-book) compared to developed market stocks on average, and historically cheap in some cases. In dollar terms, Mexico’s market is now near a two-decade low; Poland, with its beaten down zloty, is near a 25-year low. Both suffer mainly from the lack of major tech stocks in their index.

We remain constructive on EM financials benefiting from underpenetrated credit markets and favorable interest rate environments in individual countries such as Mexico, Indonesia and India, for example. We favor consumer plays, both discretionary and staples, benefiting from healthy domestic demand and see rising demand for health care, travel and leisure activities.

Penn Mutual Asset Management, LLC

Investment Adviser

Morgan Stanley Investment Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/18

Percent of Total Investments[1]
China	22.6%
South Korea	8.6%
India	8.5%
Taiwan	8.0%
United States	1.2%
South Africa	6.0%
Mexico	5.7%
Malaysia	5.3%
Russia	5.2%
Brazil	5.0%
Hong Kong	5.0%
Indonesia	4.1%
Poland	3.9%
Philippines	3.0%
Chile	1.7%
Hungary	1.2%
Peru	0.9%
Germany	0.9%
Portugal	0.8%
Austria	0.8%
Egypt	0.7%
Pakistan	0.5%
Argentina	0.4%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Real Estate Securities Fund

The Penn Series Real Estate Securities Fund returned 1.45% for the six-month period ending June 30, 2018, compared to the 1.02% return for its benchmark, the FTSE NAREIT Equity REIT Index for the same time period.

U.S. real estate stocks had a modestly positive total return in the first half of 2018. The group started the period on a weak note, but rebounded amid a favorable economic and employment backdrop and a stabilization in interest rates. Investors also took note of valuations that appeared attractive, based both on general discounts to REITs’ underlying net asset values and compared with earnings multiples for S&P 500 companies.

Performance varied widely by property type. Self storage companies performed well as they generally exhibited pricing power in lease renewals and as concerns about the outlook for new supply eased. The highly cyclical hotel sector also had a strong gain, aided by economic optimism as well as positive sentiment related to takeover news. Shopping center and regional mall REITs were among the poorer performers, although they recovered some of their initial losses as national retail sales reports were better than expected.

The portfolio had a positive total return in the period and outperformed its benchmark. Factors that aided relative performance included stock selection in the specialty REIT sector. We were overweight GEO Group, which had a large gain in response to increasing demand for its detention management services. Stock selection in the shopping center sector also helped performance, mainly due to our overweight in DDR. The company, which has been disposing non-core assets and improving its balance sheet, outperformed in the period. Stock selection in the data center and self storge sectors further contributed to relative returns.

Our underweight and stock selection among industrial REITs detracted from relative performance, in part because we did not own DCT Industrial Trust, which rallied on a takeover offer. Stock selection in apartments and hotels also hindered performance, although our beneficial overweight in hotel companies as a group countered the effect of stock selection in that sector.

We believe REITs offer the potential to help investors diversify their portfolios, underscored by solid fundamentals, attractive relative value and low correlations with equities. We expect the economy to remain on firm footing over the next year, supported by a continued upturn in the business cycle, historically low unemployment, and rising business and consumer confidence. While any escalation in a global trade war would be of concern, new or higher tarrifs in the U.S., China and Europe would likely hinder the profits of large international companies (which REITs are not) the most.

Although a resumption in an upward trend in interest rates could at times be unsettling, interest rates are only part of the equation. It typically takes time for economic growth to flow through to real estate due to the lag effect of leases.

In terms of sector views, we believe data centers and cell towers will continue to enjoy robust demand growth, potentially aided by a tax reform provision that allows for the immediate expensing of certain equipment purchases. We also maintain a favorable view of urban apartments, which we expect will benefit from a positive turn in cash-flow trends. A healthy job market may continue to boost demand in the manufactured homes and single-family-for-rent sectors as well.

We continue to limit the portfolio’s exposure to properties that we believe will remain fundamentally challenged. This includes retail sectors, which are likely to struggle for years to come, as landlords will need to invest significant capital to transform properties into spaces that are better suited to today’s consumer. We remain underweight health care REITs, as we expect only modest growth prospects for the coming year.

Penn Mutual Asset Management, LLC

Investment Adviser

Cohen & Steers Capital Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/18

Percent of Total Investments[1]
Apartments	15.2%
Diversified	14.4%
Office Property	13.7%
Storage & Warehousing	9.9%
Healthcare	9.0%
Hotel & Resorts	8.0%
Industrial	7.5%
Strip Centers	6.7%
Telecommunications	4.8%
Regional Malls	4.0%
Manufactured Homes	4.0%
Lodging	1.0%
Entertainment	1.0%
Building & Real Estate	0.8%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Aggressive Allocation Fund

The Penn Series Aggressive Allocation Fund returned –0.21% for the six-month period ending June 30, 2018, compared to its benchmarks, the Russell 3000 Index’s return of 3.22% and the Bloomberg Barclays Capital U.S. Aggregate Bond Index’s return of –1.62% for the same time period.

The Aggressive Allocation Fund is comprised of a target allocation of 90% equity funds and 10% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.

During the first half of 2018, the Aggressive Allocation Fund underperformed its 90% stock/10% bond performance benchmark by 2.96%

The asset allocation of the Aggressive Allocation Fund contributed negatively to its performance. During the period, the fund’s allocation in emerging markets and international equity markets underperformed the Russell 3000 Index; allocation to short-term bond funds contributed positively to the performance.

Fund selection of the Aggressive Allocation Fund contributed positively to its performance. During the period, our managers for the Penn Series Large Core Value Fund and Penn Series Flexibly Managed Fund outperformed their respective benchmarks, while the Penn Series Emerging Markets Equity Fund underperformed its benchmark. On the fixed income side, the Quality Bond Fund and Limited Maturity Bond Fund outperformed their respective benchmarks.

During the first half of 2018, the Fed continues to unwind its balance sheet and raise rates. Interest rates have moved up, but still at a historically low level. We decided to reduce the fund’s interest rate exposure by moving our fixed income exposure from the Quality Bond Fund to Limited Maturity Bond Fund. The Penn Series Emerging Markets Equity Fund underperformed because of strong dollar, weaker growth in China and political events in Mexico, Brazil, Turkey, etc. We mostly maintain our allocation to emerging markets because of its attractive valuation. Going forward, we will continually review the fund to help ensure that it remains consistent with its investment objective by making adjustments, when necessary.

Penn Mutual Asset Management, LLC

Investment Adviser

Asset Allocation Target as of 6/30/18

International Stocks	24.0%
Large Cap Value Stocks	19.0%
Mid Cap Value Stocks	13.0%
Emerging Markets	11.0%
Large Cap Growth Stocks	7.0%
Small Cap Value Stocks	7.0%
Short Term Bonds	7.0%
Small Cap Growth Stocks	4.0%
Domestic REITs	3.0%
Mid Cap Growth Stocks	2.0%
High Yield Bonds	2.0%
Intermediate Bonds	1.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Moderately Aggressive Allocation Fund

The Penn Series Moderately Aggressive Allocation Fund returned 0.10% for the six-month period ending June 30, 2018, compared to its benchmarks, the Russell 3000 Index’s return of 3.22% and the Bloomberg Barclays Capital U.S. Aggregate Bond Index’s return of –1.62% for the same time period.

The Moderately Aggressive Allocation Fund is comprised of a target allocation of 80% equity funds and 20% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.

During the first half of 2018, the Moderately Aggressive Allocation Fund underperformed its 80% stock/20% bond performance benchmark by 2.18%.

The asset allocation of the Moderately Aggressive Allocation Fund contributed negatively to its performance. During the period, the fund’s allocation to emerging markets and international equity markets underperformed the Russell 3000 Index; allocation to short-term bond fund contributed positively to the performance.

Fund selection of the Moderately Aggressive Allocation Fund contributed positively to its performance. During the period, our managers for the Penn Series Large Core Value Fund and Penn Series Flexibly Managed Fund outperformed their respective benchmarks, while the Penn Series Emerging Markets Equity Fund underperformed its benchmark. On the fixed income side, the Quality Bond Fund and Limited Maturity Bond Fund outperformed their respective benchmarks.

During the first half of 2018, the Fed continues to unwind its balance sheet and raise rates. Interest rates have moved up, but still at a historically low level. We decided to reduce the fund’s interest rate exposure by moving our fixed income exposure from the Quality Bond Fund to Limited Maturity Bond Fund. The Penn Series Emerging Markets Equity Fund underperformed because of strong dollar, weaker growth in China and political events in Mexico, Brazil, Turkey, etc. We mostly maintain our allocation to emerging markets because of its attractive valuation. Going forward, we will continually review the fund to help ensure that it remains consistent with its investment objective by making adjustments, when necessary.

Penn Mutual Asset Management, LLC

Investment Adviser

Asset Allocation Target as of 6/30/18

Large Cap Value Stocks	20.0%
International Stocks	19.0%
Short Term Bonds	11.0%
Mid Cap Value Stocks	10.0%
Large Cap Growth Stocks	8.0%
Emerging Markets	8.0%
Intermediate Bonds	7.0%
Small Cap Value Stocks	7.0%
Small Cap Growth Stocks	3.0%
Domestic REITs	3.0%
Mid Cap Growth Stocks	2.0%
High Yield Bonds	2.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Moderate Allocation Fund

The Penn Series Moderate Allocation Fund returned 0.06% for the six-month period ending June 30, 2018, compared to its benchmarks, the Russell 3000 Index’s return 3.22% and the Bloomberg Barclays Capital U.S. Aggregate Bond Index’s return of –1.62% for the same time period.

The Moderate Allocation Fund is comprised of a target allocation of 60% equity funds and 40% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.

During the first half of 2018, the Moderate Allocation Fund underperformed its 60% stock/40% bond performance benchmark by 1.27%.

The asset allocation of the Moderate Allocation Fund contributed negatively to its performance. During the period, the fund’s allocation to emerging markets and international equity markets underperformed the Russell 3000 Index; allocation to short-term bond fund contributed positively to the performance.

Fund selection of the Moderate Allocation Fund contributed positively to its performance. During the period, our managers for the Penn Series Large Core Value Fund and Penn Series Flexibly Managed Fund outperformed their respective benchmarks, while the Penn Series Emerging Markets Fund underperformed its benchmark. On the fixed income side, the Quality Bond Fund and Limited Maturity Bond Fund outperformed their respective benchmarks.

During the first half of 2018, the Fed continues to unwind its balance sheet and raise rates. Interest rates have moved up, but still at a historically low level. We decided to reduce the fund’s interest rate exposure by moving our fixed income exposure from the Quality Bond Fund to Limited Maturity Bond Fund. The Penn Series Emerging Markets Equity Fund underperformed because of strong dollar, weaker growth in China and political events in Mexico, Brazil, Turkey, etc. We mostly maintain our allocation to emerging markets because of its attractive valuation. Going forward, we will continually review the fund to help ensure that it remains consistent with its investment objective by making adjustments, when necessary.

Penn Mutual Asset Management, LLC

Investment Adviser

Asset Allocation Target as of 6/30/18

Intermediate Bonds	22.0%
Short Term Bonds	15.0%
International Stocks	14.0%
Large Cap Value Stocks	13.0%
Mid Cap Value Stocks	9.0%
Large Cap Growth Stocks	7.0%
Emerging Markets	5.0%
Small Cap Value Stocks	5.0%
High Yield Bonds	3.0%
Small Cap Growth Stocks	3.0%
Mid Cap Growth Stocks	2.0%
Domestic REITs	2.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Moderately Conservative Allocation Fund

The Penn Series Moderately Conservative Allocation Fund returned –0.25% for the six-month period ending June 30, 2018, compared to its benchmarks, the Russell 3000 Index’s return of 3.22% and the Bloomberg Barclays Capital U.S. Aggregate Bond Index’s return of –1.62% for the same time period.

The Moderately Conservative Allocation Fund is comprised of a target allocation of 40% equity funds and 60% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.

During the first half of 2018, the Moderately Conservative Allocation Fund underperformed its 40% stock/60% bond performance benchmark by 0.61%.

The asset allocation of the Moderately Conservative Allocation Fund contributed negatively to its performance. During the period, the fund’s allocation to emerging markets and international equity markets underperformed the Russell 3000 Index; allocation to short-term bond fund contributed positively to the performance.

Fund selection of the Moderately Conservative Allocation Fund contributed positively to its performance. During the period, our managers for the Penn Series Large Core Value Fund and Penn Series Flexibly Managed Fund outperformed their respective benchmarks, while the Penn Series Emerging Markets Equity Fund underperformed its benchmark. On the fixed income side, the Quality Bond Fund and Limited Maturity Bond Fund outperformed their respective benchmarks.

During the first half of 2018, the Fed continues to unwind its balance sheet and raise rates. Interest rates have moved up, but still at a historically low level. We decided to reduce the fund’s interest rate exposure by moving our fixed income exposure from the Quality Bond Fund to Limited Maturity Bond Fund. The Penn Series Emerging Markets Equity Fund underperformed because of strong dollar, weaker growth in China and political events in Mexico, Brazil, Turkey, etc. We mostly maintain our allocation to emerging markets because of its attractive valuation. Going forward, we will continually review the fund to help ensure that it remains consistent with its investment objective by making adjustments, when necessary.

Penn Mutual Asset Management, LLC

Investment Adviser

Asset Allocation Target as of 6/30/18

Intermediate Bonds	31.0%
Short Term Bonds	25.0%
Large Cap Value Stocks	13.0%
International Stocks	9.0%
Large Cap Growth Stocks	5.0%
Mid Cap Value Stocks	5.0%
High Yield Bonds	4.0%
Small Cap Value Stocks	3.0%
Emerging Markets	2.0%
Domestic REITs	2.0%
Small Cap Growth Stocks	1.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Conservative Allocation Fund

The Penn Series Conservative Allocation Fund returned –0.35% for the six-month period ending June 30, 2018, compared to its benchmarks, the Russell 3000 Index’s return of 3.22% and the Bloomberg Barclays Capital U.S. Aggregate Bond Index’s return of –1.62% for the same time period.

The Conservative Allocation Fund is comprised of a target allocation of 20% equity funds and 80% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.

During the first half of 2018, the Conservative Allocation Fund outperformed its 20% stock/80% bond performance benchmark by 0.27%.

The asset allocation of the Conservative Allocation Fund contributed negatively to its performance. During the period, the fund’s allocation in emerging markets and international equity markets underperformed the Russell 3000 Index; allocation to short-term bond fund contributed positively to the performance.

Fund selection of the Conservative Allocation Fund contributed positively to its performance. During the period, our managers for the Penn Series Large Core Value Fund and Penn Series Flexibly Managed Fund outperformed their respective benchmarks, while the Penn Series Emerging Markets Equity Fund underperformed its benchmark. On the fixed income side, the Quality Bond Fund and Limited Maturity Bond Fund outperformed their respective benchmarks.

During the first half of 2018, the Fed continues to unwind its balance sheet and raise rates. Interest rates have moved up, but still at a historically low level. We decided to reduce the fund’s interest rate exposure by moving our fixed income exposure from the Quality Bond Fund to Limited Maturity Bond Fund. The Penn Series Emerging Markets Equity Fund underperformed because of strong dollar, weaker growth in China and political events in Mexico, Brazil, Turkey, etc. We mostly maintain our allocation to emerging markets because of its attractive valuation. Going forward, we will continually review the fund to help ensure that it remains consistent with its investment objective by making adjustments, when necessary.

Penn Mutual Asset Management, LLC

Investment Adviser

Asset Allocation Target as of 6/30/18

Intermediate Bonds	41.0%
Short Term Bonds	35.0%
Large Cap Value Stocks	9.0%
High Yield Bonds	4.0%
International Stocks	4.0%
Large Cap Growth Stocks	3.0%
Mid Cap Value Stocks	3.0%
Domestic REITs	1.0%

100.0%

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment

We believe that it is important for you to understand the effect of fees on your investment. All mutual funds have operating expenses. As a participant in any of the Penn Series Funds, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

The Penn Series Funds are the underlying investment vehicles for the variable life and variable annuity contracts issued by The Penn Mutual Life Insurance Company and its subsidiary, The Penn Insurance and Annuity Company. These contracts have transaction costs, additional administrative expense fees and mortality and expense risk charges. Because of these additional expenses, the costs to investors will be higher than the figures shown in the following expense examples. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with the ongoing costs of investing in other funds.

These examples are based on an investment of $1,000 invested for six months beginning January 1, 2018 and held through June 30, 2018. The examples illustrate your fund’s costs in two ways:

•

Actual Fund Performance in the table below provides information about actual account values and actual expenses. The “Ending Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”

•

Hypothetical 5% Annual Return is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case — because the return used is not the fund’s actual return — the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s cost by comparing this hypothetical example with the hypothetical examples that appear in shareholders reports of other funds. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

Please note that the expenses shown in the table are only meant to highlight and help you compare your ongoing costs of investing in the funds and do not reflect any fees and charges deducted under your insurance contract. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated and will be different from the expense ratio in the Financial Highlights which is for the six months ended June 30, 2018.

Disclosure of Fund Expenses

For the Period January 1, 2018 to June 30, 2018

Expense Table

	Beginning Value January 1, 2018	Ending Value June 30, 2018	Annualized Expense Ratio	Expenses Paid During Period *
Money Market Fund
Actual	$1,000.00	$1,000.06	0.59%	$2.93
Hypothetical	$1,000.00	$1,021.83	0.59%	$2.96
Limited Maturity Bond Fund
Actual	$1,000.00	$1,003.31	0.69%	$3.43
Hypothetical	$1,000.00	$1,021.33	0.69%	$3.46

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment

	Beginning Value January 1, 2018	Ending Value June 30, 2018	Annualized Expense Ratio	Expenses Paid During Period *
Quality Bond Fund
Actual	$1,000.00	$988.42	0.66%	$3.25
Hypothetical	$1,000.00	$1,021.48	0.66%	$3.31
High Yield Bond Fund
Actual	$1,000.00	$990.90	0.82%	$4.05
Hypothetical	$1,000.00	$1,020.67	0.82%	$4.12
Flexibly Managed Fund
Actual	$1,000.00	$1,025.05	0.88%	$4.42
Hypothetical	$1,000.00	1,020.37	0.88%	$4.42
Balanced Fund
Actual	$1,000.00	$1,008.95	0.19%	$0.95
Hypothetical	$1,000.00	$1,023.84	0.19%	$0.95
Large Growth Stock Fund
Actual	$1,000.00	$1,097.60	0.95%	$4.94
Hypothetical	$1,000.00	$1,020.02	0.95%	$4.77
Large Cap Growth Fund
Actual	$1,000.00	$1,055.12	0.87%	$4.43
Hypothetical	$1,000.00	1,020.42	0.87%	$4.37
Large Core Growth Fund
Actual	$1,000.00	$1,131.06	0.85%	$4.49
Hypothetical	$1,000.00	$1,020.52	0.85%	$4.27
Large Cap Value Fund
Actual	$1,000.00	$992.26	0.90%	$4.45
Hypothetical	$1,000.00	$1,020.27	0.90%	$4.52
Large Core Value Fund
Actual	$1,000.00	$1,000.54	0.90%	$4.46
Hypothetical	$1,000.00	$1,020.27	0.90%	$4.52
Index 500 Fund
Actual	$1,000.00	$1,024.24	0.35%	$1.76
Hypothetical	$1,000.00	$1,023.03	0.35%	$1.76
Mid Cap Growth Fund
Actual	$1,000.00	$1,115.51	0.95%	$4.98
Hypothetical	$1,000.00	$1,020.02	0.95%	$4.77
Mid Cap Value Fund
Actual	$1,000.00	$1,017.25	0.78%	$3.90
Hypothetical	$1,000.00	$1,020.87	0.78%	$3.92
Mid Core Value Fund
Actual	$1,000.00	$991.28	1.02%	$5.04
Hypothetical	$1,000.00	$1,019.67	1.02%	$5.12
SMID Cap Growth Fund
Actual	$1,000.00	$1,070.52	1.03%	$5.29
Hypothetical	$1,000.00	$1,019.62	1.03%	$5.17

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment

	Beginning Value January 1, 2018	Ending Value June 30, 2018	Annualized Expense Ratio	Expenses Paid During Period *
SMID Cap Value Fund
Actual	$1,000.00	$1,023.65	1.09%	$5.47
Hypothetical	$1,000.00	$1,019.32	1.09%	$5.47
Small Cap Growth Fund
Actual	$1,000.00	$1,111.33	1.00%	$5.23
Hypothetical	$1,000.00	$1,019.77	1.00%	$5.02
Small Cap Value Fund
Actual	$1,000.00	$1,016.71	0.97%	$4.85
Hypothetical	$1,000.00	$1,019.92	0.97%	$4.87
Small Cap Index Fund
Actual	$1,000.00	$1,073.50	0.64%	$3.29
Hypothetical	$1,000.00	$1,021.58	0.64%	$3.21
Developed International Index Fund
Actual	$1,000.00	$971.16	0.79%	$3.86
Hypothetical	$1,000.00	$1,020.82	0.79%	$3.97
International Equity Fund
Actual	$1,000.00	$983.81	1.12%	$5.51
Hypothetical	$1,000.00	$1,019.17	1.12%	$5.62
Emerging Markets Equity Fund
Actual	$1,000.00	$902.18	1.37%	$6.46
Hypothetical	$1,000.00	$1,017.91	1.37%	$6.88
Real Estate Securities Fund
Actual	$1,000.00	$1,014.45	0.96%	$4.79
Hypothetical	$1,000.00	$1,019.97	0.96%	$4.82
Aggressive Allocation Fund
Actual	$1,000.00	$997.91	0.31%	$1.54
Hypothetical	$1,000.00	$1,023.23	0.31%	$1.56
Moderately Aggressive Allocation Fund
Actual	$1,000.00	$1,001.02	0.29%	$1.44
Hypothetical	$1,000.00	$1,023.33	0.29%	$1.46
Moderate Allocation Fund
Actual	$1,000.00	$1,000.57	0.29%	$1.44
Hypothetical	$1,000.00	1,023.33	0.29%	$1.46
Moderately Conservative Allocation Fund
Actual	$1,000.00	$997.48	0.31%	$1.54
Hypothetical	$1,000.00	$1,023.23	0.31%	$1.56
Conservative Allocation Fund
Actual	$1,000.00	$996.48	0.32%	$1.58
Hypothetical	$1,000.00	$1,023.18	0.32%	$1.61

*

Expenses are equal to the fund’s annualized expense ratio multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Money Market Fund

	Par (000)	Value†
AGENCY OBLIGATION — 63.6%
Federal Farm Credit Banks 1.900%, 07/05/18	$7,000	$6,998,631
(1 M ICE LIBOR + 0.130%) 2.215%, 07/19/18•	4,500	4,500,704
(1 M ICE LIBOR + 0.140%) 2.232%, 08/01/18•	1,550	1,550,317
1.980%, 09/26/18	2,000	1,990,720
Federal Home Loan Banks 1.900%, 07/10/18	2,000	1,999,095
1.900%, 07/18/18	2,500	2,497,798
0.830%, 07/25/18	1,450	1,448,991
0.625%, 08/07/18	2,500	2,496,676
0.950%, 08/08/18	1,250	1,248,791
(3 M ICE LIBOR + (0.310%)) 2.033%, 08/15/18•	6,000	6,000,842
Federal Home Loan Mortgage Corp. 1.900%, 07/09/18	1,000	999,622
0.800%, 07/11/18	2,000	1,999,567
1.900%, 07/30/18	8,000	7,988,355
Federal National Mortgage Association 1.750%, 07/02/18	3,500	3,499,830
1.125%, 07/20/18	3,102	3,100,792
1.950%, 08/10/18	2,000	1,995,878
1.950%, 08/31/18	1,250	1,246,103
Tennessee Valley Authority 1.900%, 07/03/18	2,000	1,999,796
2.380%, 09/15/18	1,020	1,015,659
1.750%, 10/15/18	2,000	1,998,708

TOTAL AGENCY OBLIGATION (Cost $56,576,875)		56,576,875

U.S. TREASURY OBLIGATIONS — 25.8%
U.S. Treasury Bills 1.750%, 07/26/18	2,000	1,997,474
1.920%, 09/27/18	4,000	3,981,373
U.S. Treasury Note 0.875%, 07/16/18	8,000	7,997,375
1.000%, 09/17/18	2,000	1,996,135
0.750%, 10/31/18	2,000	1,991,461
1.250%, 10/31/18	5,000	4,986,588

TOTAL U.S. TREASURY OBLIGATIONS (Cost $22,950,406)		22,950,406

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 5.9%
Goldman Sachs Financial Square Funds - Government Fund (Cost $5,239,997)	5,239,997	5,239,997

TOTAL INVESTMENTS — 95.3% (Cost $84,767,278)		$84,767,278

Other Assets & Liabilities — 4.7%		4,170,201

TOTAL NET ASSETS — 100.0%		$88,937,479

†	See Security Valuation Note.
•

Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

Summary of inputs used to value the Fund’s investments as of 06/30/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
U.S. TREASURY OBLIGATIONS	$22,950,406	$—	$22,950,406	$—
AGENCY OBLIGATION	56,576,875	—	56,576,875	—
SHORT-TERM INVESTMENTS	5,239,997	5,239,997	—	—

TOTAL INVESTMENTS	$84,767,278	$5,239,997	$79,527,281	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Limited Maturity Bond Fund

	Par (000)	Value†
ASSET BACKED SECURITIES — 17.2%
Allegro CLO II Ltd. 2014 (3 M ICE LIBOR + 1.310%) 3.672%, 01/21/27 144A @,•	$2,250	$2,250,594
Ally Auto Receivables Trust 2014-2 2.100%, 03/16/20	1,000	999,843
Apidos CLO XVIII 2014 (3 M ICE LIBOR + 3.250%) 5.612%, 07/22/26 144A @,•	1,000	999,981
Barings CLO Ltd. 2017-1A (3 M ICE LIBOR + 1.700%) 4.055%, 07/18/29 144A @,•	1,500	1,502,312
Battalion CLO VI Ltd. 2014-6A (3 M ICE LIBOR + 1.180%) 3.533%, 10/17/26 144A @,•	1,000	999,103
BlueMountain CLO Ltd. 2015-1 (3 M ICE LIBOR + 1.330%) 3.672%, 04/13/27 144A @,•	1,400	1,404,529
Brentwood CLO Corp. 2006-1A (3 M ICE LIBOR + 0.820%) 3.178%, 02/01/22 144A @,•	1,143	1,137,328
Chrysler Capital Auto Receivables Trust 2014-BA 2.150%, 01/15/20 144A @	182	182,197
Consumers Securitization Funding LLC 2014-A 1.334%, 11/01/20	733	727,342
DB Master Finance LLC 2015-1A 3.980%, 02/20/45 144A @	1,935	1,940,012
Entergy Arkansas Restoration Funding LLC 2.300%, 08/01/21	654	649,781
FS Senior Funding 2015-1 Ltd. 2015 (3 M ICE LIBOR + 1.800%) 4.142%, 05/28/25 144A @,•	1,500	1,500,183
Grayson CLO Ltd. 1A (3 M ICE LIBOR + 0.700%) 3.058%, 11/01/21 144A @,•	1,396	1,393,069
Greenbriar CLO Ltd. 1A (3 M ICE LIBOR + 1.750%) 4.108%, 11/01/21 144A @,•	1,509	1,510,171
Honda Auto Receivables Owner Trust 2015-3 1.560%, 10/18/21	2,464	2,455,959
Limerock CLO III LLC 2014-3A (3 M ICE LIBOR + 1.200%) 3.559%, 10/20/26 144A @,•	1,695	1,695,263
Mariner CLO LLC 2018-6A (3 M ICE LIBOR + 1.680%) 0.000%, 07/28/31 144A @,•	2,000	2,000,000
Mercedes-Benz Auto Lease Trust 2016-B 1.350%, 08/15/19	1,950	1,944,240
Navient Private Education Loan Trust 2015-A (1 M ICE LIBOR + 1.700%) 3.773%, 11/15/30 144A @,•	1,500	1,560,530
Nissan Auto Lease Trust 2016-A 1.490%, 03/15/19	437	436,982
Rockwall CDO II Ltd. 2007-1A (3 M ICE LIBOR + 0.700%) 3.058%, 08/01/24 144A @,•	1,592	1,589,657
SLM Student Loan Trust 2005-10 (3 M ICE LIBOR + 0.270%) 2.630%, 10/26/26•	2,438	2,305,129

	Par (000)	Value†

SMB Private Education Loan Trust 2015-C (1 M ICE LIBOR + 1.950%) 4.023%, 08/16/32 144A @,•	$2,405	$2,515,187
Sound Point CLO VI Ltd. 2014-2A (3 M ICE LIBOR + 1.140%) 3.499%, 10/20/26 144A @,•	2,500	2,500,315
Steele Creek CLO Ltd. 2017-1A (3 M ICE LIBOR + 1.600%) 3.234%, 01/15/30 144A @,•	2,081	2,081,194
Tesla Auto Lease Trust 2018-A 2.970%, 04/20/20 144A @	500	498,056
TRESTLES CLO Ltd. 2017-1A (3 M ICE LIBOR + 1.290%) 3.035%, 07/25/29 144A @,•	1,250	1,251,834
Verizon Owner Trust 2017-3 2017 2.380%, 04/20/22 144A @	1,000	981,485
Wellfleet CLO 2017-1 Ltd. 2017 (3 M ICE LIBOR + 1.320%) 3.679%, 04/20/29 144A @,•	1,250	1,251,499
Westchester CLO Ltd. 2007-1A B (3 M ICE LIBOR + 0.440%) 2.798%, 08/01/22 144A @,•	122	122,397

TOTAL ASSET BACKED SECURITIES (Cost $42,326,251)		42,386,172

COMMERCIAL MORTGAGE BACKED SECURITIES — 12.9%
BAMLL Commercial Mortgage Securities Trust 2013-DSNY, Class B (1 M LIBOR + 1.500%) 3.573%, 09/15/26 144A @,•	1,000	1,000,778
Citigroup Commercial Mortgage Trust Series 2018-TBR Class D (1 M LIBOR + 1.800%) 3.873%, 12/15/36 144A @,•	1,000	1,004,053
FHLMC Multifamily Structured Pass-Through Certificates Series K019 Class X1 1.805%, 03/25/22•	27,224	1,367,157
FREMF Mortgage Trust Series 2010-K7 Class B 5.686%, 04/25/20 144A @,•	1,200	1,243,912
FREMF Mortgage Trust144A @,• 4.289%, 09/25/44 Series 2012-K705 Class B	3,155	3,156,397
3.882%, 02/25/45 Series 2012-K708 Class C	2,000	2,004,301
3.684%, 08/01/45 Series 2012-K711 Class B	2,000	2,007,017
3.262%, 04/01/46 Series 2013-K713 Class B	1,765	1,763,620
5.542%, 12/25/46 Series 2010-K6 Class B	3,000	3,091,628
3.981%, 01/01/47 Series 2014-K714 Class B	1,500	1,518,973
5.358%, 02/25/47 Series 2011-K14 Class B	1,050	1,102,641
3.942%, 06/25/47 Series 2012-K710 Class B	2,110	2,117,975
4.081%, 08/01/47 Series 2014-K716 Class B	2,550	2,587,617
4.573%, 12/01/48 Series 2011-K11 Class B	1,500	1,537,541
Government National Mortgage Association 2011-92 Class B 3.200%, 11/16/44	72	72,160
GS Mortgage Securities Trust Series 2010-C1 5.148%, 08/10/43 144A @	2,000	2,043,700

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Limited Maturity Bond Fund

	Par (000)	Value†
COMMERCIAL MORTGAGE BACKED SECURITIES — (continued)
GSCCRE Commercial Mortgage Trust 2015-HULA Class B (1 M LIBOR + 2.300%) 4.373%, 08/15/32 144A @,•	$2,000	$2,006,144
WFRBS Commercial Mortgage Trust 2012-C7 Class XA 1.580%, 06/15/45 144A @,•	50,500	2,147,144

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $32,999,275)		31,772,758

CORPORATE BONDS — 54.2%
Agriculture — 0.4%
Cargill, Inc. 3.050%, 04/19/21 144A @	1,000	994,587

Airlines — 8.9%
Air Canada 2013-1 Class B Pass Through Trust 5.375%, 11/15/22 144A @	1,035	1,054,953
American Airlines 2013-1 Class C Pass Through Trust 6.125%, 07/15/18 144A @	2,004	2,005,345
American Airlines 2013-2 Class B Pass Through Trust 5.600%, 01/15/22 144A @	1,875	1,913,672
British Airways 2013-1 Class B Pass Through Trust 5.625%, 12/20/21 144A @	1,209	1,233,532
Continental Airlines Pass Through Trust 6.545%, 08/02/20 1999-1 Class A	271	273,655
7.256%, 09/15/21 1999-2	1,166	1,200,649
6.250%, 10/11/21 2012-1 Class B	1,258	1,290,832
7.707%, 10/02/22 2000-2	219	234,745
Delta Air Lines Pass Through Trust 6.875%, 05/07/19 2012-1 Class B 144A @	1,469	1,498,128
6.200%, 01/02/20 2010-1 Class A	875	875,273
8.021%, 02/10/24 2007-1 Class B	980	1,076,733
Delta Air Lines, Inc. 2.875%, 03/13/20	2,000	1,986,827
3.400%, 04/19/21	1,000	995,497
Northwest Airlines Pass Through Trust 2007-1 Class A 7.027%, 05/01/21	2,337	2,440,881
U.S. Airways Pass Through Trust 8.000%, 04/01/21 2012-1 Class B	2,002	2,102,406
6.750%, 12/03/22 2012-2 Class B	1,676	1,767,818

		21,950,946

Auto Manufacturers — 0.4%
General Motors Financial Co., Inc. (3 M ICE LIBOR + 0.850%) 3.189%, 04/09/21•	1,000	1,005,202

Banks — 1.4%
Bank of Nova Scotia 3.125%, 04/20/21	1,500	1,492,255
CIT Group, Inc. 4.125%, 03/09/21	1,000	993,750
JPMorgan Chase Bank NA 1.450%, 09/21/18	1,000	997,432

		3,483,437

	Par (000)	Value†

Beverages — 1.8%
Anheuser-Busch InBev Worldwide, Inc. (3 M ICE LIBOR + 0.690%) 3.048%, 08/01/18•	$900	$900,633
Constellation Brands, Inc. 2.250%, 11/06/20	2,000	1,951,817
Keurig Dr. Pepper, Inc. 3.551%, 05/25/21 144A @	1,500	1,501,325

		4,353,775

Biotechnology — 0.6%
Celgene Corp. 2.875%, 02/19/21	1,500	1,479,904

Building Materials — 0.6%
Vulcan Materials Co. (3 M ICE LIBOR + 0.650%) 2.950%, 03/01/21•	1,500	1,502,458

Chemicals — 1.6%
CF Industries, Inc. 7.125%, 05/01/20	1,000	1,056,250
Huntsman International LLC 4.875%, 11/15/20	1,500	1,522,500
Methanex Corp. 3.250%, 12/15/19	1,453	1,448,028

		4,026,778

Diversified Financial Services — 3.6%
Air Lease Corp. 2.625%, 09/04/18	2,000	1,999,186
Ally Financial, Inc. 3.250%, 11/05/18	1,000	1,000,000
BOC Aviation Ltd. (3 M ICE LIBOR + 1.050%) 3.413%, 05/02/21 144A @,•	2,000	2,010,820
GE Capital International Funding Co. 2.342%, 11/15/20	2,000	1,954,961
USAA Capital Corp. 3.000%, 07/01/20 144A @	2,000	1,999,506

		8,964,473

Electric — 2.2%
Fortive Corp. 1.800%, 06/15/19	1,500	1,483,406
Mississippi Power Co. (3 M ICE LIBOR + 0.650%) 2.987%, 03/27/20•	1,500	1,499,998
San Diego Gas & Electric Co. 1.914%, 02/01/22	917	894,985
Sempra Energy (3 M ICE LIBOR + 0.500%) 2.848%, 01/15/21•	1,500	1,500,754

		5,379,143

Entertainment — 0.9%
International Game Technology 7.500%, 06/15/19	700	719,250
Royal Caribbean Cruises Ltd. 2.650%, 11/28/20	1,500	1,474,267

		2,193,517

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Limited Maturity Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Food — 2.6%
Campbell Soup Co. 3.300%, 03/15/21	$2,000	$1,991,734
General Mills, Inc. 3.200%, 04/16/21	1,000	994,814
Mondelez International Holdings Netherlands BV 1.625%, 10/28/19 144A @	1,500	1,474,087
Smithfield Foods, Inc. 2.700%, 01/31/20 144A @	2,000	1,971,303

		6,431,938

Healthcare Products — 1.2%
Stryker Corp. 2.000%, 03/08/19	1,000	994,779
Zimmer Biomet Holdings, Inc. (3 M ICE LIBOR + 0.750%) 3.076%, 03/19/21•	2,000	2,003,372

		2,998,151

Healthcare Services — 3.4%
Abbott Laboratories 2.350%, 11/22/19	348	345,962
Becton Dickinson and Co. 2.404%, 06/05/20	2,000	1,964,107
HCA, Inc. 3.750%, 03/15/19	3,000	3,011,250
Humana, Inc. 2.500%, 12/15/20	1,000	981,515
UnitedHealth Group, Inc. 3.150%, 06/15/21	2,000	2,001,543

		8,304,377

Home Builders — 0.4%
Lennar Corp. 2.950%, 11/29/20	1,000	974,810

Housewares — 1.7%
DR Horton, Inc. 2.550%, 12/01/20	2,000	1,960,176
Newell Brands, Inc. 5.000%, 11/15/23	2,250	2,299,601

		4,259,777

Internet — 1.3%
Tencent Holdings Ltd.144A @ 2.875%, 02/11/20	1,750	1,741,894
(3 M ICE LIBOR + 0.610%) 2.960%, 01/19/23•	1,500	1,497,668

		3,239,562

Machinery — Diversified — 2.6%
ABB Finance USA, Inc. 2.800%, 04/03/20	1,500	1,498,344
John Deere Capital Corp. (3 M ICE LIBOR + 0.240%) 2.566%, 03/12/21•	2,000	2,000,257
Stanley Black & Decker, Inc. 1.622%, 11/17/18	2,000	1,992,050
2.451%, 11/17/18	1,000	998,709

		6,489,360

	Par (000)	Value†

Media — 0.8%
Warner Media LLC 4.700%, 01/15/21	$2,000	$2,058,458

Mining — 0.5%
Teck Resources, Ltd. 8.500%, 06/01/24 144A @	1,000	1,096,250

Miscellaneous Manufacturing — 0.6%
Ingersoll-Rand Global Holding Co., Ltd. 2.900%, 02/21/21	1,500	1,485,323

Oil & Gas — 2.0%
EOG Resources, Inc. 2.450%, 04/01/20	2,000	1,977,417
EQT Corp. 2.500%, 10/01/20	1,000	977,079
Phillips 66 (3 M ICE LIBOR + 0.600%) 2.919%, 02/26/21•	2,000	2,003,108

		4,957,604

Oil & Gas Services — 0.8%
Schlumberger Holdings Corp. 2.350%, 12/21/18 144A @	2,000	1,996,077

Packaging and Containers — 0.8%
Greif, Inc. 7.750%, 08/01/19	1,000	1,035,000
Reynolds Group Issuer, Inc. 5.750%, 10/15/20	969	972,742

		2,007,742

Pharmaceuticals — 2.8%
Bayer US Finance II LLC 3.500%, 06/25/21 144A @	2,000	2,003,978
CVS Health Corp. (3 M ICE LIBOR + 0.630%) 2.957%, 03/09/20•	2,000	2,007,707
Shire Acquisitions Investments Ireland DAC 1.900%, 09/23/19	2,000	1,968,573
Teva Pharmaceutical Finance Netherlands III BV 1.700%, 07/19/19	1,000	976,229

		6,956,487

Pipelines — 2.7%
Energy Transfer Equity LP 7.500%, 10/15/20	1,500	1,599,375
Midcontinent Express Pipeline LLC 6.700%, 09/15/19 144A @	2,000	2,059,000
Rockies Express Pipeline LLC144A @ 6.850%, 07/15/18	950	950,760
6.000%, 01/15/19	2,000	2,022,500

		6,631,635

Retail — 3.1%
Alimentation Couche-Tard, Inc. 2.700%, 07/26/22 144A @	1,000	961,125
Family Dollar Stores, Inc. 5.000%, 02/01/21	1,500	1,551,300

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Limited Maturity Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Retail —(continued)
Penske Automotive Group, Inc. 3.750%, 08/15/20	$1,500	$1,485,000
QVC, Inc. 3.125%, 04/01/19	1,500	1,498,260
Walmart, Inc. 3.125%, 06/23/21	2,000	2,009,922

		7,505,607

Semiconductors — 1.2%
Analog Devices, Inc. 2.850%, 03/12/20	1,000	995,094
QUALCOMM, Inc. (3 M ICE LIBOR + 0.450%) 2.781%, 05/20/20•	2,000	2,019,292

		3,014,386

Software — 1.8%
Activision Blizzard, Inc. 2.300%, 09/15/21	1,000	967,594
CDK Global, Inc. 3.800%, 10/15/19	1,500	1,503,337
VMware, Inc. 2.300%, 08/21/20	2,000	1,958,045

		4,428,976

Telecommunications — 0.9%
Sprint Communications, Inc. 9.000%, 11/15/18 144A @	556	567,120
Sprint Spectrum Co., LLC 3.360%, 03/20/23 144A @	1,625	1,606,719

		2,173,839

Trucking and Leasing — 0.6%
Aviation Capital Group Corp. 2.875%, 09/17/18 144A @	1,500	1,500,281

TOTAL CORPORATE BONDS (Cost $134,618,177)		133,844,860

MUNICIPAL BONDS — 2.3%
New York City, New York, Build America Bonds Fiscal 2010 Series H 6.246%, 06/01/35	1,510	1,593,775
State of California, Los Angeles Department of Water & Power , Power System Revenue 6.166%, 07/01/40	2,000	2,124,420
University of Texas System, Build America Bond, Series B 6.276%, 08/15/41	2,000	2,071,580
TOTAL MUNICIPAL BONDS (Cost $5,845,846)		5,789,775

RESIDENTIAL MORTGAGE BACKED SECURITIES — 0.0%
Fannie Mae Pool — 0.0%
Fannie Mae Pool 4.000%, 06/01/20 (Cost $32,698)	33	33,459

	Par (000)	Value†

U.S TREASURY OBLIGATION — 13.1%
U.S. Treasury Inflation Indexed Bonds 0.125%, 04/15/20	$2,675	$2,646,180
0.125%, 04/15/21	2,643	2,601,661
0.375%, 07/15/27	4,865	4,733,055
U.S. Treasury Note 0.875%, 07/15/18	1,050	1,049,652
0.750%, 07/31/18	800	799,318
1.250%, 12/15/18	500	498,047
1.375%, 12/31/18	1,250	1,245,117
1.250%, 01/31/19	2,500	2,486,230
0.875%, 04/15/19	1,200	1,186,641
1.625%, 04/30/19	2,175	2,162,511
1.625%, 07/31/19	10,000	9,917,969
1.625%, 12/31/19	3,200	3,160,250

TOTAL U.S TREASURY OBLIGATION (Cost $32,786,394)		32,486,631

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 0.5%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,143,684)	1,143,684	1,143,684

TOTAL INVESTMENTS — 100.2% (Cost $249,752,325)		$247,457,339

Other Assets & Liabilities — (0.2)%		(435,193)

TOTAL NET ASSETS — 100.0%		$247,022,146

†	See Security Valuation Note.
144A @

Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.

•

Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

CLO — Collateralized Loan Obligation.

LLC — Limited Liability Company.

LP — Limited Partnership.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Limited Maturity Bond Fund

Country Weightings as of 06/30/2018††
United States	85%
Cayman Islands	9
Canada	2
Ireland	2
Cote D’Ivoire (Ivory Coast)	1
Slovenia	1

Total	100%

††%	of total investments as of June 30, 2018

Summary of inputs used to value the Fund’s investments as of 06/30/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
U.S. TREASURY OBLIGATIONS	$32,486,631	$—	$32,486,631	$—
ASSET BACKED SECURITIES	42,386,172	—	42,386,172	—
COMMERCIAL MORTGAGE BACKED SECURITIES	31,772,758	—	31,772,758	—
CORPORATE BONDS	133,844,860	—	133,844,860	—
MUNICIPAL BONDS	5,789,775	—	5,789,775	—
RESIDENTIAL MORTGAGE BACKED SECURITIES	33,459	—	33,459	—
SHORT-TERM INVESTMENTS	1,143,684	1,143,684	—	—

TOTAL INVESTMENTS	$247,457,339	$1,143,684	$246,313,655	$—

ASSETS TABLE (continued)
Description	Total Market Value at 06/30/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
OTHER FINANCIAL INSTRUMENTS(1)
Futures Contracts	$114,220	$114,220	$—	$—

TOTAL ASSETS — OTHER FINANCIAL INSTRUMENTS	$114,220	$114,220	$—	$—

LIABILITIES TABLE
Description	Total Market Value at 06/30/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
OTHER FINANCIAL INSTRUMENTS(1)
Futures Contracts	$(56,250)	$(56,250)	$—	$—

TOTAL LIABILITIES — OTHER FINANCIAL INSTRUMENTS	$(56,250)	$(56,250)	$—	$—

(1)

Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Future Contracts:

Type	Futures Contract	Expiration Date	Number of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Sell/Short	US Treasury Note	9/30/2018	(50)	1,000	120	(6,009,500)	$—	$(56,250)
Buy/Long	US Treasury Note	9/30/2018	380	2,000	106	80,491,600	77,189	—
Buy/Long	US Treasury Ultra Bond	9/30/2018	20	1,000	128	2,564,600	37,031	—

							$114,220	$(56,250)

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Quality Bond Fund

	Par (000)	Value†
AGENCY OBLIGATIONS — 1.7%
Federal Home Loan Bank Bonds — 1.7%
Federal Home Loan Banks 2.750%, 07/11/31 (Cost $7,585,127)	$8,000	$7,304,304

ASSET BACKED SECURITIES — 9.8%
Brentwood CLO Corp. 2006-1A (3 M ICE LIBOR + 0.820%) 3.178%, 02/01/22 144A @,•	2,287	2,274,657
Cole Park CLO Ltd. 2015-1A 3.130%, 10/20/28 144A @	2,993	2,905,802
Fortress Credit BSL III Ltd. 2015 -1A (3 M ICE LIBOR + 1.730%) 4.085%, 04/18/31 144A @,•	3,000	2,976,552
KeyCorp Student Loan Trust 2006-A (3 M ICE LIBOR + 0.310%) 2.602%, 09/27/35•	1,063	1,063,306
Mountain View CLO LLC 2017-2A (3 M ICE LIBOR + 1.210%) 3.075%, 01/16/31 144A @,•	3,500	3,499,923
Navient Private Education Loan Trust 2015-A (1 M ICE LIBOR1M ICE LIBOR + 1.700%) 3.773%, 11/15/30 144A @,•	3,000	3,121,060
Rockwall CDO II Ltd. 2007-1A (3 M ICE LIBOR + 0.700%) 3.058%, 08/01/24 144A @,•	3,083	3,079,239
SLM Student Loan Trust• (3 M ICE LIBOR + 0.270%) 2.630%, 10/26/26 2005-10	5,000	4,727,501
(1 M ICE LIBOR + 1.000%) 2.960%, 04/27/43 2012-6	4,860	4,659,749
SMB Private Education Loan Trust 2015-C (1 M ICE LIBOR + 1.950%) 4.023%, 08/16/32 144A @,•	5,000	5,229,078
Sound Point CLO VI Ltd. 2014-2A (3 M ICE LIBOR3 M ICE LIBOR3M ICE LIBOR + 1.140%) 3.499%, 10/20/26 144A @,•	5,000	5,000,630
Steele Creek CLO Ltd. 2016-1A (3 M ICE LIBOR + 1.650%) 3.991%, 06/15/31 144A @,•	3,250	3,250,000
Stratford CLO Ltd. 2007 (3 M ICE LIBOR + 2.000%) 4.358%, 11/01/21 144A @,•	921	920,811
Westchester CLO Ltd. 2007-1A B (3 M ICE LIBOR + 0.440%) 2.798%, 08/01/22 144A @,•	220	220,315

TOTAL ASSET BACKED SECURITIES (Cost $42,775,628)		42,928,623

COMMERCIAL MORTGAGE BACKED SECURITIES — 17.7%
CFCRE Commercial Mortgage Trust 2011-C1 4.961%, 04/15/44 144A @,•	775	805,583
FHLMC Multifamily Structured Pass-Through Certificates Series K019 Class X1 1.805%, 03/25/22•	49,115	2,466,465

	Par (000)	Value†

FHLMC Multifamily Structured Pass-Through Certificates 3.062%, 12/25/24 Series K043 Class A2	$3,000	$2,980,632
2.525%, 05/25/26 Series K056 Class A2	5,000	4,737,606
2.653%, 08/25/26 Series K058 Class A2	5,000	4,765,061
3.347%, 11/25/26 Series K061 Class A2•	4,750	4,748,450
Freddie Mac REMICS 3.500%, 09/15/43	5,899	5,749,074
FREMF Mortgage Trust144A @ 4.172%, 05/25/45 Series 2012-K19 Class C•	4,500	4,437,365
3.684%, 08/25/45 Series 2012-K711 Class C•	6,000	5,964,170
3.782%, 10/25/45 Series 2012-K23 Class C•	5,000	4,924,422
5.542%, 12/25/46 Series 2010-K6 Class B•	7,795	8,033,081
4.020%, 01/25/47 Series 2012-K707 Class B•	8,272	8,283,098
3.942%, 06/25/47 Series 2012-K710 Class B•	5,175	5,194,560
3.071%, 10/25/47 Series 2014-K503 Class B•	5,000	4,971,571
3.762%, 08/01/48 2015-48•	5,000	4,832,708
4.573%, 12/25/48 Series 2011-K11 Class B•	3,000	3,075,082
Government National Mortgage Association Series 2011-77 Class D 4.672%, 10/16/45•	2,000	2,025,391

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $79,620,056)		77,994,319

CORPORATE BONDS — 50.3%
Aerospace & Defense — 1.3%
General Dynamics Corp. 3.500%, 05/15/25	3,000	2,996,735
Lockheed Martin Corp. 3.100%, 01/15/23	3,000	2,961,154

		5,957,889

Agriculture — 0.7%
Cargill, Inc. 3.250%, 03/01/23 144A @	3,000	2,980,377

Airlines — 5.9%
Air Canada 2013-1 Class B Pass Through Trust 5.375%, 11/15/22 144A @	3,782	3,855,048
Continental Airlines Pass Through Trust 6.250%, 10/11/21 2012-1 Class B	999	1,025,072
5.500%, 04/29/22 2012-2 Class B	1,771	1,804,958
Delta Air Lines Pass Through Trust 6.821%, 02/10/24 2007-1 Class A	3,399	3,704,562
8.021%, 02/10/24 2007-1 Class B	2,545	2,796,994
4.250%, 01/30/25 2015-1 Class B	2,519	2,513,348

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Quality Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Airlines — (continued)
Delta Air Lines, Inc. 3.800%, 04/19/23	$2,000	$1,976,399
Northwest Airlines Pass Through Trust 2007-1 Class A 7.027%, 05/01/21	3,448	3,601,860
United Airlines Pass Through Trust 4.750%, 10/11/23 2014-1 Class B	2,109	2,120,710
3.100%, 01/07/30 2016-1 Class AA	2,921	2,765,289

		26,164,240

Auto Manufacturers — 0.9%
BMW US Capital LLC 3.450%, 04/12/23 144A @	4,000	3,958,031

Banks — 6.1%
BAC Capital Trust XIII (3 M ICE LIBOR + 0.400%) 4.000%, 06/15/49•	3,896	3,457,700
JPMorgan Chase & Co. (3 M ICE LIBOR + 3.300%) 6.000%, 02/01/67•	4,710	4,810,088
KeyCorp. Capital I (3 M ICE LIBOR + 0.740%) 3.077%, 07/01/28•	2,640	2,442,000
NTC Capital I (3 M ICE LIBOR + 0.520%) 2.868%, 01/15/27•	5,595	5,203,350
PNC Capital Trust C (3 M ICE LIBOR + 0.570%) 2.870%, 06/01/28•	2,000	1,866,176
State Street Corp. (3 M ICE LIBOR + 0.560%) 2.903%, 05/15/28•	2,000	1,870,000
USB Capital IX (3 M ICE LIBOR + 1.020%) 3.500%, 10/15/66•	4,000	3,625,000
Wells Fargo & Co. 3.000%, 02/19/25	4,000	3,772,991

		27,047,305

Biotechnology — 1.1%
Amgen, Inc. 2.700%, 05/01/22	3,000	2,913,995
2.650%, 05/11/22	2,000	1,936,851

		4,850,846

Building Materials — 1.5%
Martin Marietta Materials, Inc. 4.250%, 07/02/24	3,000	3,027,189
Vulcan Materials Co. 4.500%, 04/01/25	3,565	3,582,601

		6,609,790

Chemicals — 1.2%
Methanex Corp. 3.250%, 12/15/19	3,159	3,148,190
5.650%, 12/01/44	2,000	1,943,225

		5,091,415

	Par (000)	Value†

Commercial Services — 1.2%
Drawbridge Special Opportunities Fund LP 5.000%, 08/01/21 144A @	$2,000	$2,011,676
ERAC USA Finance LLC 2.350%, 10/15/19 144A @	1,000	988,773
IHS Markit Ltd. 5.000%, 11/01/22 144A @	2,500	2,521,875

		5,522,324

Computers — 0.7%
Dell International LLC 5.450%, 06/15/23 144A @	3,000	3,139,912

Diversified Financial Services — 1.7%
Air Lease Corp. 3.750%, 02/01/22	2,000	2,002,334
General Electric Capital Corp. 7.500%, 08/21/35	2,263	2,966,970
Raymond James Financial, Inc. 3.625%, 09/15/26	2,500	2,400,787

		7,370,091

Electric — 2.4%
ComEd Financing III 6.350%, 03/15/33	3,355	3,556,300
Dominion Energy, Inc. 4.250%, 06/01/28	3,000	2,995,221
FirstEnergy Corp. 3.900%, 07/15/27	4,000	3,880,438

		10,431,959

Engineering & Construction — 0.7%
SBA Tower Trust 3.156%, 10/10/45 144A @	3,000	2,975,835

Food — 3.2%
General Mills, Inc. 4.000%, 04/17/25	1,000	984,832
4.550%, 04/17/38	2,000	1,908,511
JM Smucker Co. 3.375%, 12/15/27	2,000	1,860,558
Kellogg Co. 2.650%, 12/01/23	3,000	2,852,401
Land O’ Lakes, Inc. 6.000%, 11/15/22 144A @	3,500	3,710,000
Smithfield Foods, Inc. 3.350%, 02/01/22 144A @	3,000	2,896,897

		14,213,199

Forest Products & Paper — 0.6%
Georgia-Pacific LLC 3.163%, 11/15/21 144A @	2,500	2,484,061

Gas — 0.5%
The Brooklyn Union Gas Co. 3.407%, 03/10/26 144A @	2,500	2,436,475

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Quality Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Healthcare Products — 1.2%
Becton Dickinson and Co. 3.700%, 06/06/27	$3,000	$2,839,806
Zimmer Biomet Holdings, Inc. 4.625%, 11/30/19	1,000	1,019,904
(3 M ICE LIBOR + 0.750%) 3.076%, 03/19/21•	1,500	1,502,529

		5,362,239

Healthcare Services — 0.7%
HCA, Inc. 3.750%, 03/15/19	3,000	3,011,250

Home Builders — 0.2%
Lennar Corp. 2.950%, 11/29/20	1,000	974,810

Housewares — 1.3%
Newell Brands, Inc. 5.000%, 11/15/23	3,517	3,594,532
Newell Rubbermaid, Inc. 4.200%, 04/01/26	2,000	1,932,111

		5,526,643

Internet — 0.9%
Alibaba Group Holding Ltd. 3.400%, 12/06/27	1,000	931,738
Tencent Holdings Ltd. 2.875%, 02/11/20 144A @	3,000	2,986,104

		3,917,842

Lodging — 0.8%
Marriott International, Inc. 4.500%, 10/01/34	3,500	3,489,814

Media — 1.0%
Charter Communications Operating LLC 4.464%, 07/23/22	3,000	3,036,861
Comcast Cable Holdings LLC 9.875%, 06/15/22	1,000	1,197,289

		4,234,150

Mining — 0.2%
Goldcorp, Inc. 3.625%, 06/09/21	1,000	998,523

Oil & Gas — 0.8%
BG Energy Capital PLC 4.000%, 10/15/21 144A @	1,000	1,016,253
BP Capital Markets PLC 2.500%, 11/06/22	2,500	2,409,876

		3,426,129

Pharmaceuticals — 2.5%
AbbVie, Inc. 2.300%, 05/14/21	3,000	2,915,181
CVS Health Corp. 4.100%, 03/25/25	2,000	1,989,402

	Par (000)	Value†

Pharmaceuticals — (continued)
GlaxoSmithKline Capital, Inc. 5.375%, 04/15/34	$1,000	$1,151,935
Mead Johnson Nutrition Co. 4.125%, 11/15/25	2,000	2,037,513
Zoetis, Inc. 4.500%, 11/13/25	3,000	3,104,386

		11,198,417

Pipelines — 3.4%
Energy Transfer Equity LP 7.500%, 10/15/20	3,000	3,198,750
Energy Transfer Partners LP 5.875%, 03/01/22	2,000	2,115,200
Midcontinent Express Pipeline LLC 6.700%, 09/15/19 144A @	4,000	4,118,000
Tallgrass Energy Partners LP 5.500%, 09/15/24 144A @	2,500	2,550,000
Transcanada Trust (3 M ICE LIBOR + 4.640%) 5.875%, 08/15/76•	3,000	2,970,000

		14,951,950

Real Estate Investment Trusts — 1.2%
American Tower Corp. 4.700%, 03/15/22	2,500	2,577,111
Kimco Realty Corp. 2.800%, 10/01/26	3,000	2,663,575

		5,240,686

Retail — 1.3%
Alimentation Couche-Tard, Inc. 3.550%, 07/26/27 144A @	3,000	2,843,869
Starbucks Corp. 3.100%, 03/01/23	3,000	2,941,230

		5,785,099

Software — 1.9%
Activision Blizzard, Inc. 6.125%, 09/15/23 144A @	2,000	2,072,234
CDK Global, Inc. 3.800%, 10/15/19	3,500	3,507,786
VMware, Inc. 2.950%, 08/21/22	3,000	2,878,864

		8,458,884

Telecommunications — 2.4%
Crown Castle Towers LLC 3.663%, 05/15/45 144A @	4,000	3,917,640
Nokia OYJ 4.375%, 06/12/27	1,325	1,245,500
6.625%, 05/15/39	1,482	1,544,985
Sprint Communications, Inc. 9.000%, 11/15/18 144A @	1,298	1,323,960
Sprint Spectrum Co., LLC 3.360%, 03/20/23 144A @	2,438	2,410,078

		10,442,163

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Quality Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Transportation — 0.8%
BNSF Railway Co. Pass Through Trust 2015-1 3.442%, 06/16/28 144A @	$2,661	$2,572,397
Federal Express Corp. Pass Through Trust 1999 7.650%, 07/15/24	859	932,276

		3,504,673

TOTAL CORPORATE BONDS (Cost $225,156,360)		221,757,021

MUNICIPAL BONDS — 4.6%
Florida Governmental Utility Authority, Lindrick Utility System, Build America Bonds 7.630%, 10/01/30	2,250	2,439,292
Northeast Ohio Regional Sewer District 6.038%, 11/15/40	3,755	3,999,000
Pennsylvania Economic Development Financing Authority, UPMC Revenue Bonds 4.000%, 11/15/42	3,390	3,437,562
State of California, Los Angeles Department of Water & Power , Power System Revenue 6.166%, 07/01/40	5,000	5,311,050
University of Texas System, Build America Bond, Series B 6.276%, 08/15/41	5,020	5,199,666

TOTAL MUNICIPAL BONDS (Cost $20,609,560)		20,386,570

RESIDENTIAL MORTGAGE BACKED SECURITIES — 8.0%
Fannie Mae Pool — 7.6%
2.500%, 01/01/43	2,452	2,307,360
2.500%, 02/01/43	7,042	6,627,783
2.500%, 05/01/43	9,646	9,074,247
3.500%, 09/01/43	1,180	1,181,442
3.000%, 07/01/48	15,000	14,530,663

		33,721,495

Freddie Mac Gold Pool — 0.4%
3.500%, 01/01/41	1,578	1,582,940

TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $35,537,833)		35,304,435

	Number of Shares	Value†
PREFERRED STOCKS — 0.5%
Advertising — 0.5%
Morgan Stanley* (Cost $2,445,300)	90,000	2,312,100

	Par (000)	Value†
U.S TREASURY OBLIGATION — 8.1%
U.S. Treasury Bond 2.250%, 11/15/24	$2,000	$1,935,156
1.625%, 05/15/26	1,500	1,372,090
4.375%, 02/15/38	3,000	3,656,367
2.875%, 05/15/43	5,000	4,912,891
3.625%, 08/15/43	2,000	2,229,375
3.750%, 11/15/43	2,050	2,330,514
U.S. Treasury Inflation Indexed Bonds 0.625%, 01/15/24	1,074	1,072,355
0.250%, 01/15/25	5,606	5,452,808
0.375%, 07/15/25	1,057	1,037,730
1.000%, 02/15/46	4,230	4,356,095
U.S. Treasury Note 2.000%, 07/31/22(a)	650	632,379
1.625%, 08/15/22	3,000	2,873,906
2.500%, 08/15/23	2,000	1,976,484
2.375%, 05/15/27	2,000	1,926,016

TOTAL U.S TREASURY OBLIGATION (Cost $36,570,659)		35,764,166

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 1.9%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $8,434,055)	8,434,055	8,434,055

TOTAL INVESTMENTS — 102.6% (Cost $458,734,578)		$452,185,593

Other Assets & Liabilities — (2.6)%		(11,480,984)

TOTAL NET ASSETS — 100.0%		$440,704,609

†	See Security Valuation Note.
144A @

Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.

•

Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

*	Non-income producing security.
(a)	All or portion of securities segregated as collateral for futures contracts.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Quality Bond Fund

CLO — Collateralized Loan Obligation.

LLC — Limited Liability Company.

LP — Limited Partnership.

PLC — Public Limited Company.

REMICS — Real Estate Mortgage Investment Conduits.

Country Weightings as of 06/30/2018††
United States	88%
Cayman Islands	5
Canada	3
Bangladesh	1
Cote D’Ivoire (Ivory Coast)	1
Finland	1
United Kingdom	1

Total	100%

††%	of total investments as of June 30, 2018

Summary of inputs used to value the Fund’s investments as of 06/30/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
U.S TREASURY OBLIGATION	$35,764,166	$—	$35,764,166	$—
AGENCY OBLIGATIONS	7,304,304	—	7,304,304	—
ASSET BACKED SECURITIES	42,928,623	—	42,928,623	—
COMMERCIAL MORTGAGE BACKED SECURITIES	77,994,319	—	77,994,319	—
CORPORATE BONDS	221,757,021	—	221,757,021	—
RESIDENTIAL MORTGAGE BACKED SECURITIES	35,304,435	—	35,304,435	—

ASSETS TABLE (continued)
Description	Total Market Value at 06/30/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
MUNICIPAL BONDS	$20,386,570	$—	$20,386,570	$—
PREFERRED STOCKS	2,312,100	2,312,100	—	—
SHORT-TERM INVESTMENTS	8,434,055	8,434,055	—	—

TOTAL INVESTMENTS	$452,185,593	$10,746,155	$441,439,438	$—

OTHER FINANCIAL INSTRUMENTS(1)
Futures Contracts	$856,563	$856,563	$—	$—

TOTAL ASSETS — OTHER FINANCIAL INSTRUMENTS	$856,563	$856,563	$—	$—

(1)

Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Future Contracts:

Type	Futures Contract	Expiration Date	Number of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Buy/Long	US Treasury Note	9/30/2018	140	2,000	106	29,626,800	$28,438	$—
Buy/Long	US Treasury Bond	9/30/2018	5	1,000	141	706,900	18,125	—
Buy/Long	US Treasury Ultra Bond	9/30/2018	160	1,000	155	24,720,000	810,000	—

							$856,563	$—

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

High Yield Bond Fund

	Number of Shares	Value†
COMMON STOCKS — 0.1%
Entertainment — 0.0%
New Cotai Participation, Class B*(1),144A @,^,~	1	$4,965

Oil & Gas — 0.1%
Frontera Energy Corp.*^,~	8,600	125,142

TOTAL COMMON STOCKS (Cost $37,985)		130,107

	Par (000)	Value†
PREFERRED STOCKS — 0.8%
Oil & Gas — 0.8%
Targa Resources Corp. CONV*(1),^,#	$1,175	1,293,276

Packaging and Containers — 0.0%
Smurfit-Stone Container Corp. (Escrow) CONV.*(1),^,~	725	0

TOTAL PREFERRED STOCKS (Cost $1,304,280)		1,293,276

CORPORATE BONDS — 82.8%
Advertising — 0.5%
MDC Partners, Inc. 6.500%, 05/01/24 144A @	491	425,942
Outfront Media Capital LLC 5.625%, 02/15/24	400	404,788

		830,730

Aerospace & Defense — 0.1%
Triumph Group, Inc. 7.750%, 08/15/25 144A @	240	237,600

Airlines — 0.7%
American Airlines 2013-1 Class B Pass Through Trust 5.625%, 07/15/22 144A @	1,194	1,215,152

Auto Parts & Equipment — 0.9%
Allison Transmission, Inc. 5.000%, 10/01/24 144A @	175	172,156
American Axle & Manufacturing, Inc. 6.250%, 04/01/25	865	858,513
Nexteer Automotive Group Ltd. 5.875%, 11/15/21 144A @	200	206,500
Titan International, Inc. 6.500%, 11/30/23 144A @	260	259,350

		1,496,519

Banks — 2.3%
Ally Financial, Inc. 5.750%, 11/20/25	795	809,906
CIT Group, Inc. 6.125%, 03/09/28	1,000	1,027,500
ING Groep N.V. (USD Swap Semi 30/360 5 Yr + 5.120%) 6.875%, 04/16/66•	1,000	1,019,500

	Par (000)	Value†

Banks — (continued)
UBS Group Funding Switzerland AG (USD Swap Semi 30/360 5 Yr + 5.880%) 7.125%, 08/10/66•	$1,000	$1,029,764

		3,886,670

Building Materials — 1.0%
James Hardie International Finance DAC 4.750%, 01/15/25 144A @	200	195,000
Masonite International Corp. 5.625%, 03/15/23 144A @	175	178,885
Norbord, Inc. 6.250%, 04/15/23 144A @	225	234,585
Standard Industries, Inc. 6.000%, 10/15/25 144A @	1,000	1,002,500

		1,610,970

Chemicals — 3.2%
CF Industries, Inc. 5.375%, 03/15/44	385	339,763
CVR Partners LP 9.250%, 06/15/23 144A @	725	746,750
GCP Applied Technologies, Inc. 5.500%, 04/15/26 144A @	745	731,962
H&E Equipment Services, Inc. 5.625%, 09/01/25	1,000	982,500
INEOS Group Holdings S.A. 5.625%, 08/01/24 144A @	375	369,375
Kissner Holdings LP 8.375%, 12/01/22 144A @	490	501,025
OCI N.V. 6.625%, 04/15/23 144A @	750	761,775
The Chemours Co. 6.625%, 05/15/23	518	543,252
Univar USA, Inc. 6.750%, 07/15/23 144A @	355	366,094

		5,342,496

Coal — 0.1%
Alliance Resource Operating Partners LP 7.500%, 05/01/25 144A @	225	239,625

Commercial Services — 4.1%
Aramark Services, Inc. 5.000%, 02/01/28 144A @	1,000	955,000
Ashtead Capital, Inc. 4.125%, 08/15/25 144A @	1,000	932,500
Booz Allen Hamilton, Inc. 5.125%, 05/01/25 144A @	230	224,825
Brand Industrial Services, Inc. 8.500%, 07/15/25 144A @	285	288,563
Harland Clarke Holdings Corp. 6.875%, 03/01/20 144A @	125	123,750
Jaguar Holding Co. II / Pharmaceutical Product Development LLC 6.375%, 08/01/23 144A @	1,000	995,200
Prime Security Services Borrower LLC 9.250%, 05/15/23 144A @	783	833,660

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Commercial Services — (continued)
United Rentals North America, Inc. 4.625%, 10/15/25	$1,000	$952,500
4.875%, 01/15/28	600	555,570
Western Digital Corp. 4.750%, 02/15/26	1,000	972,500

		6,834,068

Computers — 0.1%
Dell International LLC 5.875%, 06/15/21 144A @	175	177,384

Diversified Financial Services — 2.3%
Consolidated Energy Finance S.A. 6.875%, 06/15/25 144A @	225	230,906
Fly Leasing Ltd. 5.250%, 10/15/24	335	314,063
LPL Holdings, Inc. 5.750%, 09/15/25 144A @	825	802,312
Navient Corp. 8.000%, 03/25/20	250	263,750
6.500%, 06/15/22	195	199,631
7.250%, 09/25/23	220	230,450
Springleaf Finance Corp. 5.625%, 03/15/23	250	248,675
6.875%, 03/15/25	425	421,813
Travelport Corporate Finance PLC 6.000%, 03/15/26 144A @	250	251,875
Vantiv LLC / Vantiv Issuer Corp. 4.375%, 11/15/25 144A @	1,000	954,220

		3,917,695

Electric — 2.9%
AES Corp. 6.000%, 05/15/26	1,000	1,035,000
DPL, Inc. 7.250%, 10/15/21	1,500	1,619,775
NRG Energy, Inc. 7.250%, 05/15/26	1,120	1,192,800
6.625%, 01/15/27	690	708,975
5.750%, 01/15/28 144A @	260	256,100
Vistra Energy Corp.144A @ 8.000%, 01/15/25	50	53,688
8.125%, 01/30/26	45	48,881

		4,915,219

Energy-Alternate Sources — 0.4%
TerraForm Power Operating LLC 5.000%, 01/31/28 144A @	750	710,625

Engineering & Construction — 0.6%
StandardAero Aviation Holdings, Inc. 10.000%, 07/15/23 144A @	930	1,003,237

Entertainment — 5.3%
AMC Entertainment, Inc. 5.750%, 06/15/25	820	803,600

	Par (000)	Value†

Entertainment — (continued)
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. 5.375%, 06/01/24	$1,500	$1,515,000
Codere Finance 2 Luxembourg S.A. 7.625%, 11/01/21 144A @	430	393,274
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.500%, 02/15/23 144A @	350	357,000
Eldorado Resorts, Inc. 7.000%, 08/01/23	525	551,250
6.000%, 04/01/25	135	135,169
GLP Capital LP / GLP Financing II, Inc. 5.250%, 06/01/25	1,500	1,500,000
International Game Technology PLC 6.500%, 02/15/25 144A @	615	634,987
Penn National Gaming, Inc. 5.625%, 01/15/27 144A @	1,000	942,500
Scientific Games International, Inc. 10.000%, 12/01/22	635	677,526
5.000%, 10/15/25 144A @	490	466,725
Six Flags Entertainment Corp. 4.875%, 07/31/24 144A @	1,000	973,750

		8,950,781

Environmental Control — 0.7%
Advanced Disposal Services, Inc. 5.625%, 11/15/24 144A @	175	174,125
Waste Pro USA, Inc. 5.500%, 02/15/26 144A @	1,000	961,250
Wrangler Buyer Corp. 6.000%, 10/01/25 144A @	127	120,015

		1,255,390

Food — 1.5%
Albertsons Cos., Inc. (3 M ICE LIBOR + 3.750%) 6.085%, 01/15/24 144A @,•	1,600	1,604,000
FAGE International S.A. 5.625%, 08/15/26 144A @	750	690,000
Post Holdings, Inc. 8.000%, 07/15/25 ^144A @	175	194,250

		2,488,250

Gas — 0.9%
NGL Energy Partners LP 7.500%, 11/01/23	480	484,800
NiSource, Inc. (H15T5Y + 2.840%) 5.650%, 12/15/66 144A @,•	1,000	992,500

		1,477,300

Healthcare Products — 2.1%
Hill-Rom Holdings, Inc. 5.750%, 09/01/23 144A @	1,000	1,017,500
Kinetic Concepts, Inc. 12.500%, 11/01/21 144A @	480	530,400
Sotera Health Holdings LLC 6.500%, 05/15/23 144A @	1,000	1,020,000

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Healthcare Products — (continued)
Tenet Healthcare Corp. 4.625%, 07/15/24 144A @	$1,000	$947,200

		3,515,100

Healthcare Services — 3.4%
Centene Corp. 5.375%, 06/01/26 144A @	1,000	1,013,130
DaVita, Inc. 5.125%, 07/15/24	450	436,500
5.000%, 05/01/25	450	423,562
Eagle Holding Co. II LLC PIK (Cash coupon 7.625%, PIK 8.375%) 7.625%, 05/15/22 144A @	120	121,224
HCA, Inc. 4.500%, 02/15/27	1,000	941,250
Molina Healthcare, Inc. 5.375%, 11/15/22	275	276,719
MPH Acquisition Holdings LLC 7.125%, 06/01/24 144A @	1,125	1,153,125
Polaris Intermediate Corp. PIK (Cash coupon 8.50%) 8.500%, 12/01/22 144A @	220	226,875
Tenet Healthcare Corp. 8.125%, 04/01/22	1,000	1,045,520

		5,637,905

Home Builders — 0.2%
William Lyon Homes, Inc. 7.000%, 08/15/22	375	382,031

Home Furnishings — 0.2%
Tempur Sealy International, Inc. 5.625%, 10/15/23	350	350,438

Housewares — 0.6%
American Greetings Corp. 8.750%, 04/15/25 144A @	1,000	930,000

Insurance — 0.2%
CNO Financial Group, Inc. 5.250%, 05/30/25	270	267,975

Internet — 0.8%
Netflix, Inc. 4.875%, 04/15/28 144A @	365	347,907
Zayo Group LLC 6.375%, 05/15/25	1,000	1,018,750

		1,366,657

Iron & Steel — 1.4%
ArcelorMittal 6.750%, 03/01/41	1,000	1,128,920
Big River Steel LLC 7.250%, 09/01/25 144A @	160	164,416
Joseph T Ryerson & Son, Inc. 11.000%, 05/15/22 144A @	695	764,500
United States Steel Corp. 6.875%, 08/15/25	345	347,053

		2,404,889

	Par (000)	Value†

Leisure Time — 0.3%
Sabre GLBL, Inc. 5.375%, 04/15/23 144A @	$125	$126,250
Silversea Cruise Finance Ltd. 7.250%, 02/01/25 144A @	285	307,829

		434,079

Lodging — 1.3%
Boyd Gaming Corp. 6.000%, 08/15/26 144A @	350	346,500
Caesars Resort Collection LLC/CRC Finco, Inc. 5.250%, 10/15/25 144A @	575	544,094
MGM Resorts International 5.750%, 06/15/25	1,000	998,450
Seminole Hard Rock Entertainment, Inc. 5.875%, 05/15/21 144A @	300	301,500

		2,190,544

Machinery — Diversified — 1.2%
Mueller Water Products, Inc. 5.500%, 06/15/26 144A @	1,000	1,007,500
RBS Global, Inc. / Rexnord LLC 4.875%, 12/15/25 144A @	1,000	940,000

		1,947,500

Media — 8.2%
AMC Networks, Inc. 4.750%, 08/01/25	1,000	961,260
CCO Holdings LLC 5.500%, 05/01/26 144A @	1,230	1,192,731
CCO Holdings LLC/CCO Holdings Capital Corp. 5.125%, 05/01/27 144A @	1,000	935,625
5.000%, 02/01/28 144A @	1,175	1,075,125
Cequel Communications Holdings I LLC 7.750%, 07/15/25 144A @	780	815,100
Clear Channel Worldwide Holdings, Inc. 7.625%, 03/15/20	345	342,944
6.500%, 11/15/22	505	515,100
CSC Holdings LLC 6.625%, 10/15/25 144A @	600	614,250
10.875%, 10/15/25 144A @	1,725	1,988,580
Sirius XM Radio, Inc. 6.000%, 07/15/24 144A @	1,000	1,018,750
Townsquare Media, Inc. 6.500%, 04/01/23 144A @	386	347,400
Unitymedia GmbH 6.125%, 01/15/25 144A @	625	643,750
Unitymedia Hessen GmbH & Co. KG 5.000%, 01/15/25 144A @	400	405,000
Univision Communications, Inc. 5.125%, 02/15/25 144A @	300	277,125
UPCB Finance IV Ltd. 5.375%, 01/15/25 144A @	600	570,060

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Media — (continued)
Videotron Ltd. 5.125%, 04/15/27 144A @	$95	$92,169
VTR Finance BV 6.875%, 01/15/24 144A @	1,150	1,155,405
Ziggo Bond Finance BV 6.000%, 01/15/27 144A @	825	762,094

		13,712,468

Metal Fabricate/Hardware — 0.3%
Zekelman Industries, Inc. 9.875%, 06/15/23 144A @	525	574,875

Mining — 3.5%
Constellium N.V. 5.750%, 05/15/24 144A @	500	483,750
6.625%, 03/01/25 144A @	500	503,750
First Quantum Minerals Ltd. 7.000%, 02/15/21 144A @	1,000	1,010,000
Freeport-McMoRan, Inc. 5.400%, 11/14/34	650	589,875
5.450%, 03/15/43	635	557,022
Hudbay Minerals, Inc. 7.250%, 01/15/23 144A @	285	293,550
7.625%, 01/15/25 144A @	645	675,637
Novelis Corp. 6.250%, 08/15/24 144A @	350	350,000
5.875%, 09/30/26 144A @	200	191,500
Teck Resources Ltd. 6.000%, 08/15/40	155	150,738
6.250%, 07/15/41	204	202,980
TriMas Corp. 4.875%, 10/15/25 144A @	1,000	950,000

		5,958,802

Miscellaneous Manufacturing — 0.6%
Amsted Industries, Inc. 5.375%, 09/15/24 144A @	1,000	992,500

Oil & Gas — 7.6%
Berry Petroleum Co., LLC 7.000%, 02/15/26 144A @	320	327,200
Carrizo Oil & Gas, Inc. 8.250%, 07/15/25	210	222,600
Covey Park Energy LLC 7.500%, 05/15/25 144A @	410	418,200
CrownRock LP 5.625%, 10/15/25 144A @	1,010	974,650
Denbury Resources, Inc. 9.000%, 05/15/21 144A @	2,000	2,114,400
Kosmos Energy Ltd. 7.875%, 08/01/21 144A @	600	609,750
7.875%, 08/01/21 144A @	495	503,044
Matador Resources Co. 6.875%, 04/15/23	491	514,322
MEG Energy Corp. 6.500%, 01/15/25 144A @	395	394,013

	Par (000)	Value†

Oil & Gas — (continued)
Noble Holding International Ltd. 7.875%, 02/01/26 144A @	$175	$180,250
Parsley Energy LLC / Parsley Finance Corp. 5.375%, 01/15/25 144A @	1,000	992,500
PDC Energy, Inc. 5.750%, 05/15/26 144A @	430	425,700
Seven Generations Energy Ltd. 6.750%, 05/01/23 144A @	325	336,375
Shelf Drilling Holdings Ltd. 8.250%, 02/15/25 144A @	350	352,625
Southwestern Energy, Co. 6.700%, 01/23/25	355	347,456
Sunoco LP 4.875%, 01/15/23 144A @	1,000	960,000
Transocean Guardian Ltd. 5.875%, 01/15/24 144A @	1,000	996,250
Transocean, Inc. 8.375%, 12/15/21	1,000	1,070,000
WPX Energy, Inc. 8.250%, 08/01/23	565	639,862
YPF S.A. 8.500%, 03/23/21 144A @	305	310,033

		12,689,230

Oil & Gas Services — 1.2%
Archrock Partners LP 6.000%, 04/01/21	160	158,800
6.000%, 10/01/22	1,200	1,188,000
Exterran Energy Solutions LP / EES Finance Corp. 8.125%, 05/01/25	570	601,350

		1,948,150

Packaging and Containers — 3.8%
Apex Tool Group LLC 9.000%, 02/15/23 144A @	405	391,838
ARD Finance S.A. PIK (Cash coupon 7.125%, PIK 7.875%) 7.125%, 09/15/23	825	827,062
Ardagh Packaging Finance PLC 7.250%, 05/15/24 144A @	1,000	1,040,000
BWAY Holding Co. 5.500%, 04/15/24 144A @	1,000	975,000
7.250%, 04/15/25 144A @	1,000	975,000
Pactiv LLC 7.950%, 12/15/25	175	191,625
Reynolds Group Issuer, Inc. 5.750%, 10/15/20	218	218,867
5.125%, 07/15/23 144A @	1,000	987,500
7.000%, 07/15/24 144A @	750	765,937

		6,372,829

Pharmaceuticals — 0.4%
Bausch Health Cos., Inc. 7.500%, 07/15/21 144A @	435	441,797
5.500%, 11/01/25 144A @	255	251,302

		693,099

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Pipelines — 5.6%
Antero Midstream Partners LP / Antero Midstream Finance Corp. 5.375%, 09/15/24	$1,000	$1,007,500
Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.625%, 07/15/26 144A @	1,000	989,700
Cheniere Corpus Christi Holdings LLC 7.000%, 06/30/24	1,250	1,362,500
5.875%, 03/31/25	225	234,000
Crestwood Midstream Partners LP 6.250%, 04/01/23	500	508,750
DCP Midstream Operating LP 9.750%, 03/15/19 144A @	125	130,156
6.750%, 09/15/37 144A @	300	318,000
Energy Transfer Equity LP 7.500%, 10/15/20	1,000	1,066,250
Midcontinent Express Pipeline LLC 6.700%, 09/15/19 144A @	2,000	2,059,000
Tallgrass Energy Partners LP 5.500%, 09/15/24 144A @	1,350	1,377,000
Targa Resources Partners LP 5.125%, 02/01/25	330	325,875

		9,378,731

Real Estate — 2.3%
CyrusOne LP / CyrusOne Finance Corp. 5.375%, 03/15/27	1,000	992,500
Equinix, Inc. 5.875%, 01/15/26	1,250	1,266,250
Greystar Real Estate Partners LLC 5.750%, 12/01/25 144A @	200	194,000
MPT Operating Partnership LP 6.375%, 03/01/24	250	261,875
The Howard Hughes Corp. 5.375%, 03/15/25 144A @	710	696,688
VEREIT Operating Partnership LP 4.875%, 06/01/26	330	328,988
VICI Properties 1 LLC 8.000%, 10/15/23	169	187,590

		3,927,891

Retail — 0.6%
New Red Finance, Inc. 4.250%, 05/15/24 144A @	1,000	947,500

Semiconductors — 0.5%
Advanced Micro Devices, Inc. 7.000%, 07/01/24	565	594,662
Qorvo, Inc. 7.000%, 12/01/25	57	61,275
Sensata Technologies UK Financing Co. PLC 6.250%, 02/15/26 144A @	225	234,000

		889,937

Software — 2.0%
CDK Global, Inc. 4.875%, 06/01/27	675	647,156

	Par (000)	Value†

Software — (continued)
Change Healthcare Holdings LLC 5.750%, 03/01/25 144A @	$325	$307,483
First Data Corp. 7.000%, 12/01/23 144A @	1,000	1,041,580
Riverbed Technology, Inc. 8.875%, 03/01/23 144A @	255	241,740
Solera LLC 10.500%, 03/01/24 144A @	995	1,105,077

		3,343,036

Telecommunications — 6.3%
Altice Luxembourg S.A. 7.750%, 05/15/22 144A @	1,200	1,161,000
C&W Senior Financing DAC 6.875%, 09/15/27 144A @	245	234,894
CommScope Technologies LLC 6.000%, 06/15/25 144A @	575	587,219
Digicel Ltd. 6.000%, 04/15/21 144A @	200	181,250
GTT Communications, Inc. 7.875%, 12/31/24 144A @	225	222,750
Hughes Satellite Systems Corp. 7.625%, 06/15/21	325	345,719
6.625%, 08/01/26	420	388,500
Intelsat Jackson Holdings S.A. 9.750%, 07/15/25 144A @	230	242,650
Intelsat Jackson Holdings S.A. 7.250%, 10/15/20	365	363,175
7.500%, 04/01/21	360	357,300
9.500%, 09/30/22 144A @	940	1,085,700
Level 3 Financing, Inc. 5.375%, 01/15/24	1,000	979,500
MTN Mauritius Investment Ltd. 6.500%, 10/13/26	400	400,483
SoftBank Group Corp. 5.125%, 09/19/27	600	554,703
Sprint Communications, Inc. 7.000%, 08/15/20	525	543,375
11.500%, 11/15/21	110	129,800
Sprint Corp. 7.250%, 09/15/21	525	546,000
7.625%, 03/01/26	430	438,600
T-Mobile US, Inc. 4.750%, 02/01/28	405	375,131
Telesat Canada/Telesat LLC 8.875%, 11/15/24 144A @	385	411,950
ViaSat, Inc. 5.625%, 09/15/25 144A @	380	356,250
Virgin Media Secured Finance PLC 5.250%, 01/15/26 144A @	200	185,000
5.500%, 08/15/26 144A @	600	561,660

		10,652,609

Transportation — 0.6%
DAE Funding LLC 4.000%, 08/01/20 144A @	175	173,031
4.500%, 08/01/22 144A @	200	194,000
5.000%, 08/01/24 144A @	210	201,705

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Transportation — (continued)
Park Aerospace Holdings Ltd. 4.500%, 03/15/23 144A @	$250	$237,450
Watco Cos. LLC 6.375%, 04/01/23 144A @	250	254,063

		1,060,249

TOTAL CORPORATE BONDS (Cost $140,158,407)		139,158,735

LOAN AGREEMENTS — 8.1%‡
Aerospace & Defense — 0.4%
Transdigm, Inc. 0.000%, 05/30/25	700	693,987

Chemicals — 0.6%
Alpha 3 BV 0.000%, 01/31/24	1,000	994,170

Commercial Services — 0.6%
Brickman Group Ltd. / Brightview Landscapes LLC (12 M LIBOR + 3.000%) 5.465%, 12/18/20•	313	313,459
Hercules Bankruptcy Claim (3 M LIBOR + 9.500%) 10.500%, 05/06/20(1),^,•,~	36	36,074
Laureate Education, Inc. (12 M LIBOR + 3.500%) 5.594%, 04/26/24•	201	201,008
Sedgwick Claims Management Services, Inc. (3 M LIBOR + 5.750%) 7.892%, 02/28/22•144A @	375	376,174

		926,715

Engineering & Construction — 0.1%
StandardAero Aviation Holdings, Inc. (12 M LIBOR + 3.750%) 5.840%, 07/07/22•	228	228,336

Entertainment — 0.3%
Alpha Top Co. Ltd. — Delta 2 (Lux) Sarl (12 M LIBOR + 2.500%) 4.594%, 02/01/24•	593	584,705

Environmental Control — 0.3%
Filtration Group Corp. (12 M LIBOR + 3.000%) 5.094%, 03/29/25•	494	493,269

Healthcare Services — 0.4%
Envision Heathcare Corp. (12 M LIBOR + 3.000%) 5.100%, 12/01/23•	267	266,478
Weight Watchers International, Inc. (12 M LIBOR + 4.750%) 7.010%, 11/29/24•	453	457,768

		724,246

	Par (000)	Value†

Household Products & Wares — 0.2%
Diamond (BC) BV (2 M LIBOR + 3.000%) 5.098%, 09/06/24•	$343	$336,409

Industrial — 0.1%
Peak 10 Holding Corp. (3 M LIBOR + 3.500%) 5.835%, 08/01/24•	253	249,845

Insurance — 1.0%
Acrisure LLC (3 M LIBOR + 4.250%) 6.609%, 11/22/23•	158	157,316
Asurion LLC•
(12 M LIBOR + 2.750%) 4.844%, 08/04/22	0	0
(12 M LIBOR + 2.750%) 4.844%, 11/03/23	0	0
(12 M LIBOR + 6.000%) 8.094%, 08/04/25	1,495	1,515,556

		1,672,872

Internet — 0.3%
Ancestry.com Operations, Inc. (12 M LIBOR + 3.250%) 5.350%, 10/19/23•	440	438,886
MA Financeco LLC (12 M LIBOR + 2.750%) 4.844%, 06/21/24•	13	12,793
Seattle Escrow Borrower LLC (12 M LIBOR + 2.750%) 4.844%, 06/21/24•	87	86,396

		538,075

Iron & Steel — 0.1%
Big River Steel LLC (3 M LIBOR + 5.000%) 7.335%, 08/15/23•	164	165,771

Machinery — Diversified — 0.2%
Gardner Denver, Inc. (12 M LIBOR + 2.750%) 4.844%, 07/30/24•	312	311,953

Oil & Gas — 0.4%
Eagleclaw Midstream Ventures LLC / BCP Raptor LLC (6 M LIBOR + 4.250%) 6.421%, 06/24/24•	604	589,557

Pharmaceuticals — 0.6%
Valeant Pharmaceuticals 0.000%, 06/02/25•	1,000	995,940

Retail — 0.5%
ASHCO LLC (12 M LIBOR + 5.000%) 7.094%, 09/25/24•	258	258,212

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
LOAN AGREEMENTS‡ — (continued)
Retail — (continued)
Jo-Ann Stores, Inc. (3 M LIBOR + 5.000%) 7.510%, 10/20/23•	$585	$579,879

		838,091

Software — 1.6%
Kronos, Inc.•
(3 M LIBOR + 3.000%) 5.359%, 11/01/23	678	675,940
(3 M LIBOR + 8.250%) 10.609%, 11/01/24	445	457,238
SS&C European Holdings Sarl (12 M LIBOR + 2.500%) 4.594%, 04/16/25•	101	100,722
SS&C Technologies Holdings, Inc. (12 M LIBOR + 2.500%) 4.594%, 04/16/25•	266	266,240
Veritas US, Inc. (12 M LIBOR + 4.500%) 6.653%, 01/27/23•	1,277	1,167,494

		2,667,634

Telecommunications — 0.4%
Colorado Buyer, Inc. (3 M LIBOR + 3.000%) 5.360%, 05/01/24•	109	108,682
Digicel International Finance Ltd. (3 M LIBOR + 3.250%) 5.610%, 05/27/24•	268	255,581
Intelsat Jackson Holdings S.A. 6.625%, 01/02/24	235	242,217

		606,480

TOTAL LOAN AGREEMENTS‡ (Cost $13,658,111)		13,618,055

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 7.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $12,385,588)	12,385,588	12,385,588

TOTAL INVESTMENTS — 99.1% (Cost $167,544,371)		$166,585,761

Other Assets & Liabilities — 0.9%		1,501,531

TOTAL NET ASSETS — 100.0%		$168,087,292

(1)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierachy table located at the end of the Schedule of Investments.
†	See Security Valuation Note.
‡	Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at June 30, 2018. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
*	Non-income producing security.
144A @

Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.

^	Illiquid security. The total market value of illiquid securities at June 30, 2018 is $1,653,707.
•

Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

~	Fair valued security. The total market value of fair valued securities at June 30, 2018 is $166,181.
#

Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At June 30, 2018, the aggregate value of restricted securities was $1,293,276, which represented 0.8% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

Investment	Date of Acquisition	Cost	Value

Targa Resources	10/30/2017	$1,316,000	$1,293,276

Total		$1,316,000	$1,293,276

CONV — Convertible Security.

CVR — Contingent Valued Rights.

LLC — Limited Liability Company.

LP — Limited Partnership.

PIK — Payment in Kind Security.

PLC — Public Limited Company.

STEP — Step Coupon Bond.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

High Yield Bond Fund

Country Weightings as of 06/30/2018 ††
United States	81%
Luxembourg	5
Canada	4
Netherlands	3
Cote D’Ivoire (Ivory Coast)	1
Ireland	1
United Kingdom	1
Other	4

Total	100%

††%	of total investments as of June 30, 2018

Summary of inputs used to value the Fund’s investments as of 06/30/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Entertainment	$4,965	$—	$—	$4,965
Oil & Gas	125,142	—	125,142	—

TOTAL COMMON STOCKS	130,107	—	125,142	4,965

PREFERRED STOCKS
Oil & Gas	1,293,276	1,293,276	—	—
Packaging and Containers	—	—	—	—

TOTAL PREFERRED STOCKS	1,293,276	1,293,276	—	—

CORPORATE BONDS	139,158,735	—	139,158,735	—

LOAN AGREEMENTS
Aerospace & Defense	693,987	—	693,987	—
Chemicals	994,170	—	994,170	—
Commercial Services	926,715	—	890,641	36,074
Engineering & Construction	228,336	—	228,336	—
Entertainment	584,705	—	584,705	—
Environmental Control	493,269	—	493,269	—
Healthcare Services	724,246	—	724,246	—
Household Products & Wares	336,409	—	336,409	—
Industrial	249,845	—	249,845	—
Insurance	1,672,872	—	1,672,872	—
Internet	538,075	—	538,075	—
Iron & Steel	165,771	—	165,771	—
Machinery — Diversified	311,953	—	311,953	—
Oil & Gas	589,557	—	589,557	—
Pharmaceuticals	995,940	—	995,940	—
Retail	838,091	—	838,091	—
Software	2,667,634	—	2,667,634	—
Telecommunications	606,480	—	606,480	—

TOTAL LOAN AGREEMENTS	13,618,055	—	13,581,981	36,074

SHORT-TERM INVESTMENTS	12,385,588	12,385,588	—	—

TOTAL INVESTMENTS	$166,585,761	$13,678,864	$152,865,858	$41,039

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2017	$1,323,902
Change in Appreciation/(Depreciation)	19,614
Sales/Exchange	(61,895)
Realized Gain (Loss)	(32,480)
Transfer In Level 3	110,836
Transfer Out Level 3	(1,318,938)

Balance as of 6/30/2018	$41,039

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Flexibly Managed Fund

	Par (000)	Value†
ASSET BACKED SECURITIES — 0.5%
Continental Airlines 2009-2 Class A, Pass Through Trust 7.250%, 05/10/21	$500	$523,730
Continental Airlines 2012-1 Class A, Pass Through Trust 4.150%, 10/11/25	1,666	1,682,212
Domino’s Pizza Master Issuer LLC 2017-1A A23 2017 4.118%, 07/25/47 144A @	4,977	4,964,944
Domino’s Pizza Master Issuer LLC 2018-1A A2I 2018 4.116%, 07/25/48 144A @	4,675	4,724,134
Taco Bell Funding LLC 2016-1A A21 3.832%, 05/25/46 144A @	3,551	3,555,186
Wendy’s Funding LLC 2018-1A A21 2018 3.573%, 03/15/48 144A @	3,195	3,107,148

TOTAL ASSET BACKED SECURITIES (Cost $18,439,684)		18,557,354

	Number of Shares	Value†
COMMON STOCKS — 68.1%
Agriculture — 0.5%
Philip Morris International, Inc.	227,895	18,400,242

Auto Parts & Equipment — 1.3%
Adient PLC	311,813	15,338,082
Magna International, Inc.	573,863	33,358,656

		48,696,738

Banks — 3.4%
State Street Corp.	495,374	46,114,366
The PNC Financial Services Group, Inc.	644,722	87,101,942

		133,216,308

Beverages — 4.9%
Keurig Dr Pepper, Inc.	1,333,993	162,747,146
PepsiCo, Inc.	238,800	25,998,156

		188,745,302

Biotechnology — 0.2%
Biogen, Inc.*	32,834	9,529,740

Chemicals — 0.2%
The Sherwin-Williams Co.	23,353	9,517,982

Commercial Services — 3.2%
Aramark	1,830,326	67,905,095
Equifax, Inc.	327,294	40,947,752
Mastercard, Inc., Class A	73,571	14,458,173

		123,311,020

Computers — 0.4%
Apple, Inc.	91,700	16,974,587

Diversified Financial Services — 3.2%
Intercontinental Exchange, Inc.	399,301	29,368,588
Visa, Inc., Class A	725,031	96,030,356

		125,398,944

	Number of Shares	Value†

Electric — 5.6%
American Electric Power Co., Inc.	535,000	$37,048,750
CMS Energy Corp.	565,986	26,759,818
DTE Energy Co.	566,218	58,677,171
Eversource Energy	690,449	40,467,216
NextEra Energy, Inc.	121,871	20,356,113
PG&E Corp.	350,445	14,914,939
Xcel Energy, Inc.	470,979	21,514,321

		219,738,328

Electronics — 5.7%
Fortive Corp.	796,587	61,424,823
PerkinElmer, Inc.	1,419,378	103,941,051
TE Connectivity Ltd.	352,231	31,721,924
Thermo Fisher Scientific, Inc.	122,406	25,355,179

		222,442,977

Environmental Control — 2.2%
Republic Services, Inc.	629,176	43,010,472
Waste Connections, Inc.	567,658	42,733,294

		85,743,766

Food — 0.7%
The Kraft Heinz Co.	86,854	5,456,168
Tyson Foods, Inc., Class A	301,964	20,790,222

		26,246,390

Gas — 1.5%
NiSource, Inc.	2,186,061	57,449,683

Healthcare Products — 2.9%
Becton Dickinson & Co.	470,219	112,645,664

Healthcare Services — 3.1%
Aetna, Inc.	193,934	35,586,889
Anthem, Inc.	103,997	24,754,406
Cigna Corp.	69,072	11,738,786
UnitedHealth Group, Inc.	199,108	48,849,157

		120,929,238

Insurance — 3.2%
Marsh & McLennan Cos., Inc.	1,502,444	123,155,335

Internet — 5.9%
Alphabet, Inc., Class A*	16,699	18,856,344
Alphabet, Inc., Class C*	21,337	23,804,624
Amazon.com, Inc.*	53,837	91,512,132
Booking Holdings, Inc.*	16,300	33,041,567
Facebook, Inc., Class A*	320,800	62,337,856

		229,552,523

Machinery — Diversified — 1.2%
Roper Technologies, Inc.	76,249	21,037,862
The Middleby Corp.*	247,946	25,890,521

		46,928,383

Miscellaneous Manufacturing — 2.7%
Danaher Corp.	1,056,328	104,238,447

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Flexibly Managed Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — 0.7%
Canadian Natural Resources Ltd.	491,600	$17,732,012
TOTAL S.A.	140,045	8,504,350

		26,236,362

Pharmaceuticals — 1.6%
Abbott Laboratories	1,027,191	62,648,379

Pipelines — 0.7%
Enterprise Products Partners LP	983,899	27,224,485

Retail — 1.6%
CVS Health Corp.	95,200	6,126,120
McDonald’s Corp.	124,558	19,516,993
Yum! Brands, Inc.	469,307	36,709,193

		62,352,306

Semiconductors — 2.0%
Maxim Integrated Products, Inc.	484,452	28,417,955
Texas Instruments, Inc.	442,913	48,831,158

		77,249,113

Software — 9.5%
Adyen N.V.144A @	1,929	1,062,706
Fidelity National Information Services, Inc.	889,720	94,337,012
Fiserv, Inc.*	1,528,418	113,240,490
Intuit, Inc.	219,408	44,826,151
Microsoft Corp.	1,186,300	116,981,043

		370,447,402

TOTAL COMMON STOCKS (Cost $2,192,784,866)		2,649,019,644

	Par (000)	Value†
REAL ESTATE INVESTMENT TRUSTS — 1.9%
Diversified — 1.9%
American Tower Corp. (Cost $67,863,920)	$503,865	72,642,217

	Number of Shares	Value†
PREFERRED STOCKS — 3.7%
Banks — 1.2%
State Street Corp.	19,850	518,085
U.S. Bancorp, Series F•	71,000	1,966,700
Wells Fargo & Co.	34,522	43,479,078

		45,963,863

Diversified Financial Services — 0.1%
The Charles Schwab Corp.	150,000	3,976,500
The Charles Schwab Corp.	12,000	314,760

		4,291,260

Electric — 1.1%
Alabama Power Co.	100,000	2,548,000

	Number of Shares	Value†

Electric — (continued)
DTE Energy Co.	340,000	$8,367,400
NextEra Energy, Inc.	73,986	4,224,601
SCE Trust II	14,730	357,497
SCE Trust III•	161,355	4,348,517
SCE Trust IV•	340,000	8,602,000
SCE Trust V•	100,000	2,545,000
SCE Trust VI	75,000	1,757,250
Sempra Energy	87,760	9,057,710

		41,807,975

Electronics — 0.3%
Fortive Corp.*	10,921	11,200,523

Healthcare Products — 1.0%
Becton Dickinson and Co., CONV	658,993	40,758,717

TOTAL PREFERRED STOCKS (Cost $135,032,986)		144,022,338

	Par (000)	Value†
CORPORATE BONDS — 16.1%
Aerospace & Defense — 0.1%
Northrop Grumman Corp. 2.550%, 10/15/22	$5,930	5,711,912

Agriculture — 0.2%
Philip Morris International, Inc. 2.000%, 02/21/20	3,420	3,365,026
(3 M ICE LIBOR + 0.420%) 2.751%, 02/21/20•	2,285	2,293,560
2.625%, 02/18/22	4,270	4,162,108

		9,820,694

Airlines — 0.1%
Continental Airlines Pass Through Trust 2012-1 Class B 6.250%, 10/11/21	229	235,387
Delta Air Lines 2009-1, Class A, Pass Through Trust 7.750%, 06/17/21	236	248,533
Delta Air Lines 2011-1, Class A , Pass Through Trust 5.300%, 10/15/20	291	295,540
U.S. Airways 2010-1 Class A, Pass Through Trust 6.250%, 10/22/24	1,354	1,448,537
U.S. Airways 2012-2 Class A, Pass Through Trust 4.625%, 12/03/26	202	206,635
U.S. Airways 2013-1 Class A, Pass Through Trust 3.950%, 05/15/27	4	3,688
U.S. Airways 2013-1 Class B, Pass Through Trust 5.375%, 05/15/23	4	4,047

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Flexibly Managed Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Airlines — (continued)
U.S. Airways Pass Through Trust 2012-2 Class B 6.750%, 12/03/22^	$407	$429,733

		2,872,100

Auto Manufacturers — 0.4%
Tesla, Inc. 5.300%, 08/15/25 144A @	16,195	14,413,550

Banks — 2.9%
The PNC Financial Services Group, Inc. (3 M ICE LIBOR + 3.300%) 5.000%, 12/29/49•	7,085	7,023,006
Kreditanstalt fuer Wiederaufbau 2.875%, 04/03/28	92,660	91,548,925
State Street Corp. (3 M ICE LIBOR + 3.600%) 5.250%, 12/29/49•	4,360	4,478,810
The Bank of New York Mellon Corp.• (3 M ICE LIBOR + 3.130%) 4.625%, 12/29/49	3,175	3,004,344
(3 M ICE LIBOR + 3.420%) 4.950%, 12/29/49	5,800	5,923,250
U.S. Bancorp (3 M ICE LIBOR + 2.910%) 5.300%, 04/15/49•	3,010	2,998,562

		114,976,897

Beverages — 0.2%
Anheuser-Busch InBev Finance, Inc. 2.650%, 02/01/21	1,690	1,666,707
(3 M ICE LIBOR + 1.260%) 3.623%, 02/01/21•	3,820	3,932,851
3.300%, 02/01/23	2,175	2,156,814

		7,756,372

Building Materials — 0.0%
Lennox International, Inc. 3.000%, 11/15/23	760	723,505

Chemicals — 0.1%
Ecolab, Inc. 2.000%, 01/14/19	2,330	2,321,121

Commercial Services — 0.2%
Aramark Services, Inc. 144A @ 5.000%, 04/01/25	6,315	6,283,425
5.000%, 02/01/28	2,100	2,005,500

		8,288,925

Computers — 0.3%
Apple, Inc. 1.500%, 09/12/19	10,920	10,784,375

Diversified Financial Services — 0.0%
Caterpillar Financial Services Corp. 2.250%, 12/01/19	1,155	1,145,336

	Par (000)	Value†

Electric — 1.1%
Berkshire Hathaway Energy Co. 2.400%, 02/01/20	$2,550	$2,529,232
Dominion Energy, Inc., STEP 2.962%, 07/01/19	350	349,221
DTE Energy Co. 3.800%, 03/15/27	8,575	8,382,966
Edison International 2.125%, 04/15/20	4,300	4,216,075
Eversource Energy 2.750%, 03/15/22	2,550	2,486,485
2.900%, 10/01/24	1,700	1,613,605
3.300%, 01/15/28	4,219	4,010,567
Fortive Corp. 1.800%, 06/15/19	345	341,183
NSTAR Electric Co. 3.200%, 05/15/27	3,415	3,274,799
Pacific Gas & Electric Co. 3.300%, 03/15/27	4,300	3,885,050
The Southern Co. 1.550%, 07/01/18	3,795	3,795,000
1.850%, 07/01/19	1,770	1,752,399
Virginia Electric & Power Co. 3.150%, 01/15/26	1,525	1,464,023
3.500%, 03/15/27	3,010	2,955,338
Xcel Energy, Inc. 4.000%, 06/15/28	3,340	3,339,606

		44,395,549

Electronics — 0.1%
Amphenol Corp. 2.200%, 04/01/20	2,585	2,542,514
3.200%, 04/01/24	1,290	1,244,516

		3,787,030

Engineering & Construction — 0.3%
SBA Communications Corp. 4.875%, 07/15/22	11,060	10,963,225

Entertainment — 0.2%
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op 5.375%, 04/15/27	3,910	3,851,350
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. 5.375%, 06/01/24	4,155	4,196,550

		8,047,900

Food — 0.1%
B&G Foods, Inc. 4.625%, 06/01/21	2,525	2,487,125
The Kroger Co. 2.000%, 01/15/19	1,330	1,323,637

		3,810,762

Gas — 0.5%
NGL Energy Partners LP 5.125%, 07/15/19	995	996,244

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Flexibly Managed Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Gas — (continued)
NiSource Finance Corp. 3.490%, 05/15/27	$9,445	$9,031,397
4.375%, 05/15/47	5,140	4,992,101
NiSource, Inc. (H15T5Y + 2.840%) 5.650%, 12/15/66 144A @,•	3,750	3,721,875

		18,741,617

Healthcare Products — 0.7%
Becton Dickinson and Co. 2.675%, 12/15/19	1,895	1,880,787
(3 M ICE LIBOR + 1.030%) 3.344%, 06/06/22•	3,685	3,697,087
3.363%, 06/06/24	5,782	5,554,099
Hologic, Inc. 4.375%, 10/15/25 144A @	4,550	4,345,250
Medtronic Global Holdings SCA 1.700%, 03/28/19	4,300	4,272,402
Medtronic, Inc. 2.500%, 03/15/20	2,845	2,825,256
Teleflex, Inc. 4.875%, 06/01/26	1,750	1,715,000
4.625%, 11/15/27	1,317	1,244,565
Thermo Fisher Scientific, Inc. 3.200%, 08/15/27	710	663,763

		26,198,209

Healthcare Services — 0.7%
Fresenius Medical Care U.S. Finance, Inc. 5.750%, 02/15/21 144A @	1,125	1,179,675
HCA, Inc. 3.750%, 03/15/19	1,725	1,731,469
4.250%, 10/15/19	3,781	3,809,357
6.500%, 02/15/20	18,920	19,641,325
Universal Health Services, Inc. 3.750%, 08/01/19 144A @	520	520,000

		26,881,826

Household Products & Wares — 0.2%
Reckitt Benckiser Treasury Services PLC (3 M ICE LIBOR + 0.560%) 2.895%, 06/24/22 144A @,•	4,140	4,131,215
Spectrum Brands, Inc. 6.625%, 11/15/22	2,711	2,799,108
6.125%, 12/15/24	1,500	1,515,000

		8,445,323

Insurance — 0.1%
Marsh & McLennan Cos., Inc. 2.350%, 03/06/20	1,205	1,188,331
2.750%, 01/30/22	1,705	1,666,707
3.300%, 03/14/23	525	518,943
Trinity Acquisition PLC 4.400%, 03/15/26	2,400	2,376,466

		5,750,447

	Par (000)	Value†

Internet — 2.4%
Amazon.com, Inc. 2.600%, 12/05/19	$4,155	$4,156,197
Netflix, Inc. 5.875%, 02/15/25	7,510	7,703,683
4.375%, 11/15/26	17,665	16,513,242
4.875%, 04/15/28 144A @	32,345	30,830,284
5.875%, 11/15/28 144A @	28,355	28,630,043
Zayo Group LLC 5.750%, 01/15/27 144A @	4,040	3,969,300

		91,802,749

Lodging — 0.0%
Hilton Domestic Operating Co., Inc. 4.250%, 09/01/24	1,350	1,282,500

Machinery — Diversified — 0.1%
Welbilt, Inc. 9.500%, 02/15/24	2,425	2,670,531
Xylem, Inc. 4.875%, 10/01/21	415	434,116
3.250%, 11/01/26	640	601,644

		3,706,291

Media — 1.1%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.250%, 03/15/21	1,900	1,913,063
5.250%, 09/30/22	7,165	7,187,391
5.750%, 09/01/23	3,600	3,627,000
5.750%, 01/15/24	4,225	4,235,562
5.125%, 05/01/27 144A @	7,080	6,624,225
5.000%, 02/01/28 144A @	2,325	2,127,376
Charter Communications Operating LLC 3.579%, 07/23/20	2,225	2,222,174
Sirius XM Radio, Inc. 6.000%, 07/15/24 144A @	2,780	2,832,125
Time Warner Cable LLC 6.750%, 07/01/18	3,975	3,975,000
Unitymedia GmbH 6.125%, 01/15/25 144A @	7,879	8,115,370

		42,859,286

Miscellaneous Manufacturing — 0.0%
3M Co. 2.250%, 03/15/23	955	916,632

Oil & Gas — 0.3%
EQT Corp. 8.125%, 06/01/19	1,754	1,833,162
Matador Resources Co. 6.875%, 04/15/23	3,300	3,456,750
Shell International Finance BV (3 M ICE LIBOR + 0.450%) 2.806%, 05/11/20•	6,720	6,773,294

		12,063,206

Packaging and Containers — 0.6%
Reynolds Group Issuer, Inc. 5.750%, 10/15/20	14,071	14,124,212

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Flexibly Managed Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Packaging and Containers — (continued)
6.875%, 02/15/21	$2,270	$2,298,192
(3 M ICE LIBOR + 3.500%) 5.848%, 07/15/21 144A @,•	4,875	4,920,337
5.125%, 07/15/23 144A @	1,875	1,851,563

		23,194,304

Real Estate — 0.7%
American Tower Corp. 3.300%, 02/15/21	3,575	3,571,127
Crown Castle International Corp. 4.875%, 04/15/22	7,850	8,092,675
5.250%, 01/15/23	13,865	14,528,268

		26,192,070

Retail — 1.5%
AutoZone, Inc. 1.625%, 04/21/19	365	362,268
2.500%, 04/15/21	1,915	1,868,645
Dollar Tree, Inc. (3 M ICE LIBOR + 0.700%) 3.055%, 04/17/20•	1,290	1,292,637
KFC Holding Co./Pizza Hut Holdings/Taco Bell of America LLC 144A @ 5.000%, 06/01/24	3,680	3,632,896
5.250%, 06/01/26	4,893	4,819,605
4.750%, 06/01/27	17,900	16,915,500
McDonald’s Corp. 2.100%, 12/07/18	505	504,027
Yum! Brands, Inc. 5.300%, 09/15/19	2,190	2,233,800
3.875%, 11/01/20	6,160	6,083,000
3.750%, 11/01/21	12,855	12,597,900
3.875%, 11/01/23	4,300	4,106,500
6.875%, 11/15/37	2,425	2,388,625
5.350%, 11/01/43	2,055	1,811,585

		58,616,988

Semiconductors — 0.1%
Sensata Technologies BV 5.000%, 10/01/25 144A @	1,105	1,113,288
Sensata Technologies UK Financing Co. PLC 6.250%, 02/15/26 144A @	1,200	1,248,000

		2,361,288

Software — 0.4%
Fiserv, Inc. 2.700%, 06/01/20	5,175	5,125,647
Solera LLC 10.500%, 03/01/24 144A @	8,406	9,335,956

		14,461,603

Telecommunications — 0.4%
Level 3 Financing, Inc. 5.375%, 08/15/22	3,500	3,500,000
5.625%, 02/01/23	2,975	2,975,000

	Par (000)	Value†

Telecommunications — (continued)
Verizon Communications, Inc. 3.125%, 03/16/22	$4,300	$4,241,123
(3 M ICE LIBOR + 1.000%) 3.335%, 03/16/22•	4,300	4,368,235

		15,084,358

TOTAL CORPORATE BONDS (Cost $638,357,955)		628,377,950

LOAN AGREEMENTS — 2.2%‡
Chemicals — 0.1%
HB Fuller Co. (12 M LIBOR + 2.000%) 4.084%, 10/20/24•	2,406	2,384,785

Commercial Services — 0.3%
Trans Union LLC 4.080%, 08/09/22^	6,206	6,176,700
4.330%, 06/19/25	5,815	5,793,194

		11,969,894

Diversified Financial Services — 0.1%
Institutional Sharehoder Services, Inc.• (3 M LIBOR + 3.750%) 6.058%, 10/16/24^	766	765,675
(3 M LIBOR + 3.750%) 6.071%, 10/16/24	70	69,781
Vantiv LLC (3 M LIBOR + 1.750%) 3.790%, 01/16/23•	2,508	2,501,453

		3,336,909

Entertainment — 0.1%
Alpha Top Co. Ltd. — Delta 2 (Lux) Sarl (12 M LIBOR + 2.500%) 4.594%, 02/01/24•	4,225	4,164,287

Insurance — 0.8%
HUB International Ltd (2 M LIBOR + 3.000%) 5.360%, 04/25/25•	30,650	30,447,097

Internet — 0.1%
Zayo Group (12 M LIBOR + 2.250%) 4.344%, 01/19/24•	4,225	4,219,000

Machinery — Diversified — 0.1%
Welbilt, Inc. (12 M LIBOR + 2.750%) 4.844%, 03/03/23•	4,953	4,940,311

Oil & Gas — 0.1%
Eagleclaw Midstream Ventures LLC / BCP Raptor LLC (6 M LIBOR + 4.250%) 6.421%, 06/24/24•	5,929	5,787,843

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Flexibly Managed Fund

	Par (000)	Value†
LOAN AGREEMENTS‡ — (continued)
Pharmaceuticals — 0.3%
Change Healthcare Holdings LLC (12 M LIBOR + 2.750%) 4.844%, 03/01/24•	$8,986	$8,951,114
NVA Holdings, Inc. (12 M LIBOR + 2.750%) 4.844%, 02/02/25•	2,120	2,111,739
Prestige Brands Holdings, Inc. (12 M LIBOR + 2.000%) 4.090%, 01/26/24•	307	305,963

		11,368,816

Software — 0.2%
Cypress Intermediate, Inc. (12 M LIBOR + 3.000%) 5.100%, 04/29/24•	4,794	4,778,734
Fiserv, Inc. (12 M LIBOR + 1.250%) 3.344%, 10/25/18•,^	591	589,950
Kronos, Inc. (3 M LIBOR + 3.000%) 5.358%, 11/01/23•	2,552	2,545,198

		7,913,882

TOTAL LOAN AGREEMENTS (Cost $87,003,330)		86,532,824

U.S TREASURY OBLIGATION — 4.5%
United States Treasury Note 2.250%, 11/15/27 (Cost $178,505,644)	182,475	173,458,169

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 3.7%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	11,247,994	11,247,994
T. Rowe Price Investment, Ltd.	134,691,184	134,691,184

TOTAL SHORT-TERM INVESTMENTS (Cost $145,939,178)		145,939,178

TOTAL INVESTMENTS — 100.7% (Cost $3,463,927,563)		$3,918,549,674

Other Assets & Liabilities — (0.7)%		(26,900,704)

TOTAL NET ASSETS — 100.0%		$3,891,648,970

	Number of Contracts	Value†
WRITTEN OPTIONS
Call Options

TOTAL WRITTEN OPTIONS (See open written options schedule) (Premiums $(14,903,324))	(28,052)	(19,102,394)

†	See Security Valuation Note.
*	Non-income producing security.
144A @

Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.

•

Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

^	Illiquid security. The total market value of illiquid securities at June 30, 2018 is $7,962,058.
‡

Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at June 30, 2018. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

CONV — Convertible Security.

LLC — Limited Liability Company.

LP — Limited Partnership.

PLC — Public Limited Company.

STEP — Step Coupon Bond.

Country Weightings as of 06/30/2018††
United States	93%
Canada	3
Germany	3
Switzerland	1

Total	100%

††%	of total investments as of June 30, 2018

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Flexibly Managed Fund

Summary of inputs used to value the Fund’s investments as of 06/30/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
ASSET BACKED SECURITIES	$18,557,354	$—	$18,557,354	$—
COMMON STOCKS
Agriculture	18,400,242	18,400,242	—	—
Auto Parts & Equipment	48,696,738	48,696,738	—	—
Banks	133,216,308	133,216,308	—	—
Beverages	188,745,302	188,745,302	—	—
Biotechnology	9,529,740	9,529,740	—	—
Chemicals	9,517,982	9,517,982	—	—
Commercial Services	123,311,020	123,311,020	—	—
Computers	16,974,587	16,974,587	—	—
Diversified Financial Services	125,398,944	125,398,944	—	—
Electric	219,738,328	219,738,328	—	—
Electronics	222,442,977	222,442,977	—	—
Environmental Control	85,743,766	85,743,766	—	—
Food	26,246,390	26,246,390	—	—
Gas	57,449,683	57,449,683	—	—
Healthcare Products	112,645,664	112,645,664	—	—
Healthcare Services	120,929,238	120,929,238	—	—
Insurance	123,155,335	123,155,335	—	—
Internet	229,552,523	138,040,391	91,512,132	—
Machinery — Diversified	46,928,383	46,928,383	—	—
Miscellaneous Manufacturing	104,238,447	104,238,447	—	—
Oil & Gas	26,236,362	17,732,012	8,504,350	—
Pharmaceuticals	62,648,379	62,648,379	—	—
Pipelines	27,224,485	27,224,485	—	—
Retail	62,352,306	62,352,306	—	—
Semiconductors	77,249,113	77,249,113	—	—
Software	370,447,402	370,447,402	—	—

COMMON STOCKS	2,649,019,644	2,549,003,162	100,016,482	—

ASSETS TABLE (continued)
Description	Total Market Value at 06/30/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
REAL ESTATE INVESTMENT TRUSTS	$72,642,217	$72,642,217	$—	$—

PREFERRED STOCKS	144,022,338	144,022,338	—	—

U.S TREASURY OBLIGATION	173,458,169	—	173,458,169	—

CORPORATE BONDS	628,377,950	—	628,377,950	—

LOAN AGREEMENTS	86,532,824	—	86,532,824	—

SHORT-TERM INVESTMENTS	145,939,178	145,939,178	—	—

TOTAL INVESTMENTS	$3,918,549,674	$2,911,606,895	$1,006,942,779	$—

LIABILITIES TABLE
Description	Total Market Value at 06/30/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
WRITTEN OPTIONS	$(19,102,394)	$(19,089,479)	$(12,915)	$—

Total Liabilities	$(19,102,394)	$(19,089,479)	$(12,915)	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Open Written Options

Call Options

Description	# of Contracts	Notional	Exercise Price	Expiration Date	Value
Abbott Laboratories	634	$4,279,500	$68	1/18/2019	$(79,250)
Abbott Laboratories	1,550	10,075,000	65	1/18/2019	(285,200)
Alphabet Inc.	148	17,760,000	1,200	1/18/2019	(853,960)
Alphabet Inc.	149	17,880,000	1,200	1/18/2019	(812,050)
Alphabet Inc.	64	8,064,000	1,260	1/18/2019	(208,640)
Alphabet Inc.	18	2,268,000	1,260	1/18/2019	(72,900)
American Tower Corp.	329	5,264,000	160	1/18/2019	(62,510)
American Tower Corp.	329	5,428,500	165	1/18/2019	(44,415)

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Flexibly Managed Fund

Open Written Options

Call Options (continued)

Description	# of Contracts	Notional	Exercise Price	Expiration Date	Value
Anthem Inc.	336	$8,736,000	$260	1/18/2019	$(231,840)
Anthem Inc.	590	15,930,000	270	1/18/2019	(256,650)
Apple, Inc.	917	18,340,000	200	1/18/2019	(641,900)
Booking Holdings Inc.	41	9,430,000	2,300	1/18/2019	(241,490)
EPD US	3,444	10,332,000	30	1/18/2019	(189,420)
Facebook Inc.	622	11,196,000	180	1/18/2019	(1,622,176)
ICE US	1,325	10,600,000	80	1/18/2019	(231,875)
Intuit US	558	10,602,000	190	1/18/2019	(1,434,060)
Mastercard Inc.	368	6,624,000	180	1/18/2019	(931,040)
Mastercard Inc.	367	6,789,500	185	1/18/2019	(817,309)
Microsoft Corp.	1,085	10,850,000	100	1/18/2019	(678,125)
Microsoft Corp.	933	9,796,500	105	1/18/2019	(391,860)
Microsoft Corp.	2,896	31,856,000	110	1/18/2019	(750,064)
Philip Morris International	543	6,244,500	115	1/18/2019	(11,403)
State Street Corp.	586	5,860,000	100	1/18/2019	(234,400)
Texas Instruments, Inc.	633	7,912,500	125	1/18/2019	(177,240)
Texas Instruments, Inc.	634	8,242,000	130	1/18/2019	(116,022)
The PNC Financial Services	84	1,512,000	180	1/18/2019	(1,512)
The PNC Financial Services	846	13,959,000	165	1/18/2019	(71,910)
The PNC Financial Services	99	1,386,000	140	1/18/2019	(73,755)
The PNC Financial Services	99	1,435,500	145	1/18/2019	(45,045)
The PNC Financial Services	99	1,485,000	150	1/18/2019	(30,690)
The PNC Financial Services	99	1,534,500	155	1/18/2019	(20,889)
The Priceline Group Inc.	23	4,370,000	1,900	1/18/2019	(541,650)
The Priceline Group Inc.	23	4,600,000	2,000	1/18/2019	(428,398)
Thermo Fisher Scientific, Inc.	329	7,567,000	230	1/18/2019	(141,470)
Thermo Fisher Scientific, Inc.	329	7,896,000	240	1/18/2019	(83,895)
Unitedhealth Group	444	11,544,000	260	1/18/2019	(421,800)
Unitedhealth Group	1,269	34,263,000	270	1/18/2019	(824,850)
Visa Inc.	337	5,055,000	150	1/17/2020	(313,410)
Visa Inc.	336	5,208,000	155	1/17/2020	(168,000)
Visa Inc.	336	5,376,000	160	1/17/2020	(211,680)
Visa Inc.	543	6,516,000	120	1/18/2019	(955,137)
Visa Inc.	828	11,178,000	135	1/18/2018	(644,184)
Visa Inc.	797	11,158,000	140	1/18/2019	(453,493)
Visa Inc.	197	2,068,500	105	1/18/2019	(600,850)
Visa Inc.	197	2,167,000	110	1/18/2019	(516,140)
Visa Inc.	197	2,265,500	115	1/18/2019	(412,715)
Visa Inc.	534	6,675,000	125	1/18/2019	(734,250)
Yum Brands Inc.	908	8,626,000	95	1/18/2019	(30,872)

Total Written Options					$(19,102,394)

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Balanced Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 59.3%
Penn Series Index 500 Fund* (Cost $20,134,822)	2,172,273	$48,658,919

AFFILIATED FIXED INCOME FUNDS — 40.6%
Penn Series Quality Bond Fund* (Cost $28,015,213)	2,292,868	33,269,509

SHORT-TERM INVESTMENTS — 0.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $219,668)	219,668	219,668

TOTAL INVESTMENTS — 100.2% (Cost $48,369,703)		$82,148,096

Other Assets & Liabilities — (0.2)%		(130,811)

TOTAL NET ASSETS — 100.0%		$82,017,285

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 06/30/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$48,658,919	$48,658,919	$—	$—
AFFILIATED FIXED INCOME FUNDS	33,269,509	33,269,509	—	—
SHORT-TERM INVESTMENTS	219,668	219,668	—	—

TOTAL INVESTMENTS	$82,148,096	$82,148,096	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Large Growth Stock Fund

	Number of Shares	Value†
COMMON STOCKS — 97.0%
Aerospace & Defense — 3.3%
The Boeing Co.	31,807	$10,671,567

Agriculture — 1.2%
Philip Morris International, Inc.	46,916	3,787,998

Airlines — 0.3%
American Airlines Group, Inc.	25,637	973,180

Apparel — 1.0%
NIKE, Inc., Class B	40,000	3,187,200

Auto Manufacturers — 2.8%
Ferrari N.V.	12,983	1,752,835
Tesla, Inc.*	21,243	7,285,287

		9,038,122

Auto Parts & Equipment — 0.8%
Aptiv PLC	29,300	2,684,759

Banks — 2.0%
First Republic Bank	6,641	642,782
JPMorgan Chase & Co.	31,882	3,322,105
Morgan Stanley	51,823	2,456,410

		6,421,297

Beverages — 0.5%
PepsiCo, Inc.	14,732	1,603,873

Biotechnology — 2.4%
Alexion Pharmaceuticals, Inc.*	25,852	3,209,526
Vertex Pharmaceuticals, Inc.*	26,967	4,583,311

		7,792,837

Chemicals — 0.6%
DowDuPont, Inc.	30,200	1,990,784

Commercial Services — 6.9%
Equifax, Inc.	23,361	2,922,695
Mastercard, Inc., Class A	42,928	8,436,210
PayPal Holdings, Inc.*	55,741	4,641,553
TransUnion	42,153	3,019,841
Worldpay, Inc., Class A*	44,338	3,625,962

		22,646,261

Computers — 0.8%
Apple, Inc.	13,971	2,586,172

Diversified Financial Services — 6.6%
Ant International Co. Ltd., Class C*^,~,#	189,827	1,064,929
Intercontinental Exchange, Inc.	40,481	2,977,378
TD Ameritrade Holding Corp.	73,483	4,024,664
The Charles Schwab Corp.	66,800	3,413,480
Visa, Inc., Class A	75,729	10,030,306

		21,510,757

Electric — 0.4%
NextEra Energy, Inc.	7,217	1,205,455

Electronics — 1.6%
Fortive Corp.	35,179	2,712,653
Honeywell International, Inc.	16,562	2,385,756

		5,098,409

	Number of Shares	Value†

Gas — 0.8%
Sempra Energy	22,628	$2,627,337

Healthcare Products — 5.2%
Becton Dickinson & Co.	28,436	6,812,128
Intuitive Surgical, Inc.*	10,584	5,064,232
Stryker Corp.	30,922	5,221,489

		17,097,849

Healthcare Services — 4.7%
Anthem, Inc.	15,785	3,757,304
Centene Corp.*	20,334	2,505,352
Cigna Corp.	7,752	1,317,452
UnitedHealth Group, Inc.	32,443	7,959,566

		15,539,674

Home Builders — 0.4%
NVR, Inc.*	420	1,247,547

Insurance — 0.8%
Chubb Ltd.	21,505	2,731,565

Internet — 30.6%
Alibaba Group Holding Ltd. ADR*	48,273	8,956,090
Alphabet, Inc., Class A*	7,556	8,532,159
Alphabet, Inc., Class C*	8,345	9,310,099
Amazon.com, Inc.*	17,655	30,009,969
Booking Holdings, Inc.*	6,330	12,831,480
Facebook, Inc., Class A*	82,713	16,072,790
Netflix, Inc.*	12,339	4,829,855
Symantec Corp.	180,975	3,737,134
Tencent Holdings Ltd.	111,200	5,583,953
Uber Technologies Inc., Class A*(1),^,~,#	575	23,000

		99,886,529

Lodging — 2.1%
Caesars Entertainment Corp.*	129,642	1,387,169
Hilton Worldwide Holdings, Inc.	11,134	881,367
Las Vegas Sands Corp.	27,100	2,069,356
Wynn Resorts Ltd.	14,987	2,507,925

		6,845,817

Machinery — Diversified — 1.5%
Roper Technologies, Inc.	11,142	3,074,189
Wabtec Corp.	20,386	2,009,652

		5,083,841

Media — 1.0%
The Walt Disney Co.	31,949	3,348,575

Miscellaneous Manufacturing — 0.6%
Danaher Corp.	11,100	1,095,348
Illinois Tool Works, Inc.	5,800	803,532

		1,898,880

Retail — 0.8%
Dollar General Corp.	11,350	1,119,110
Dollarama, Inc.	37,905	1,469,318

		2,588,428

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Large Growth Stock Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — 2.5%
ASML Holding N.V.	11,200	$2,217,264
Broadcom, Inc.	13,800	3,348,432
Texas Instruments, Inc.	24,909	2,746,217

		8,311,913

Software — 14.5%
Activision Blizzard, Inc.	30,900	2,358,288
Dropbox, Inc. Class A Lockup Shares*^,~,#	16,627	512,085
Dropbox, Inc., Class A*	3,117	101,053
Electronic Arts, Inc.*	23,700	3,342,174
Fidelity National Information Services, Inc.	21,700	2,300,851
Fiserv, Inc.*	32,142	2,381,401
Intuit, Inc.	26,780	5,471,288
Microsoft Corp.	172,843	17,044,048
Red Hat, Inc.*	15,431	2,073,464
salesforce.com, Inc.*	43,036	5,870,111
ServiceNow, Inc.*	13,922	2,401,127
VMware, Inc., Class A*	9,555	1,404,298
Workday, Inc., Class A*	19,185	2,323,687

		47,583,875

Water — 0.3%
American Water Works Co., Inc.	13,000	1,109,940

TOTAL COMMON STOCKS (Cost $219,133,622)		317,100,441

PREFERRED STOCKS — 1.2%
Internet — 0.4%
Uber Technologies, Inc., Series A, CONV*(1),^,~,#	82	3,280
Uber Technologies, Inc., Series B, CONV*(1),^,~,#	220	8,800
Uber Technologies, Inc., Series C-1, CONV*(1),^,~,#	58	2,320
Uber Technologies, Inc., Series C-2, CONV*(1),^,~,#	47	1,880
Uber Technologies, Inc., Series C-3, CONV*(1),^,~,#	1	40
Uber Technologies, Inc., Series D, CONV*(1),^,~,#	52	2,080
Uber Technologies, Inc., Series E, CONV*(1),^,~,#	25	1,000
Uber Technologies, Inc., Series G, CONV*(1),^,~,#	12,545	501,800
Uber Technologies, Inc., Series G-1, CONV*(1),^,~,#	126	5,040
Uber Technologies, Inc., Series Seed, CONV*(1),^,~,#	210	8,400
Xiaoju Kuaizhi, Inc. (didi), CONV*(1),^,~,#	11,920	576,451

		1,111,091

Lodging — 0.5%
Airbnb, Inc., Series D, CONV*(1),^,~,#	9,999	1,135,187
Airbnb, Inc., Series E, CONV*(1),^,~,#	3,694	419,380

		1,554,567

	Number of Shares	Value†

Real Estate — 0.1%
WeWork Companies, Inc., Class A, CONV*(1),^,~,#	329	$15,085
WeWork Companies, Inc., Series E, CONV*(1),^,~,#	8,297	380,417

		395,502

Software — 0.2%
Magic Leap Inc., Series C, CONV*(1),^,~,#	15,808	426,816
Magic Leap, Inc., Series D, CONV*(1),^,~,#	10,934	295,218

		722,034

TOTAL PREFERRED STOCKS (Cost $2,661,836)		3,783,194

REAL ESTATE INVESTMENT TRUSTS — 1.2%
Diversified — 1.2%
Crown Castle International Corp. (Cost $3,737,508)	37,282	4,019,745

	Par (000)	Value†
CORPORATE BONDS — 0.2%
Lodging — 0.2%
Caesars Entertainment Corp. 5.000%, 10/01/24 (Cost $655,580)	373	638,195

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 0.4%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	1,004,606	1,004,606
T. Rowe Price Investment, Ltd.	231,131	231,131

TOTAL SHORT-TERM INVESTMENTS (Cost $1,235,737)		1,235,737

TOTAL INVESTMENTS — 100.0% (Cost $227,424,283)		$326,777,312

Other Assets & Liabilities — 0.0%		111,699

TOTAL NET ASSETS — 100.0%		$326,889,011

(1)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierachy table located at the end of the Schedule of Investments.
^	Illiquid security. The total market value of illiquid securities at June 30, 2018 is $5,383,208.
†	See Security Valuation Note.
*	Non-income producing security.
~	Fair valued security. The total market value of fair valued securities at June 30, 2018 is $5,383,208.
#	Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Large Growth Stock Fund

certain restrictions on resale which may limit their liquidity. At June 30, 2018, the aggregate value of restricted securities was $5,383,208, which represented 1.6% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

Investment	Date of Acquisition	Cost	Value
Airbnb Series D	4/16/2014	$407,090	$1,135,186
Airbnb Series E	7/14/2015	343,891	419,380
Ant International Co. Class C	6/7/2018	1,064,929	1,064,929
Dropbox Class A	11/7/2014	476,384	512,085
Magic Leap Series C	1/20/2016	364,106	426,816
Magic Leap Series D	10/12/2017	295,218	295,218
Uber Technologies Class A	1/16/2018	18,957	23,000
Uber Technologies Series A	1/16/2018	2,703	3,280
Uber Technologies Series B	1/16/2018	7,253	8,800
Uber Technologies Series C-1	1/16/2018	1,912	2,320
Uber Technologies Series C-2	1/16/2018	1,550	1,880
Uber Technologies Series C-3	1/16/2018	33	40
Uber Technologies Series D	1/16/2018	1,714	2,080
Uber Technologies Series E	1/16/2018	824	1,000
Uber Technologies Series G	1/16/2018	611,847	501,800
Uber Technologies Series G-1	1/16/2018	6,145	5,040
Uber Technologies Series Seed	1/16/2018	6,923	8,400
WeWork Companies Class A	6/23/2015	10,821	15,085
WeWork Companies Series E	6/23/2015	282,885	380,418
Xiaoju Kuaizhi Series A	10/19/2015	326,920	576,451

Total		$4,232,105	$5,383,208

ADR — American Depository Receipt.

CONV — Convertible Security.

PLC — Public Limited Company.

Country Weightings as of 06/30/2018††
United States	92%
China	4
Italy	1
Netherlands	1
Switzerland	1
United Kingdom	1

Total	100%

††% of total investments as of June 30, 2018

Summary of inputs used to value the Fund’s investments as of 06/30/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Aerospace & Defense	$10,671,567	$10,671,567	$—	$—
Agriculture	3,787,998	3,787,998	—	—
Airlines	973,180	973,180	—	—
Apparel	3,187,200	3,187,200	—	—
Auto Manufacturers	9,038,122	9,038,122	—	—
Auto Parts & Equipment	2,684,759	2,684,759	—	—
Banks	6,421,297	6,421,297	—	—
Beverages	1,603,873	1,603,873	—	—
Biotechnology	7,792,837	7,792,837	—	—
Chemicals	1,990,784	1,990,784	—	—
Commercial Services	22,646,261	22,646,261	—	—
Computers	2,586,172	2,586,172	—	—
Diversified Financial Services	21,510,757	20,445,828	—	1,064,929
Electric	1,205,455	1,205,455	—	—
Electronics	5,098,409	5,098,409	—	—
Gas	2,627,337	2,627,337	—	—
Healthcare Products	17,097,849	17,097,849	—	—
Healthcare Services	15,539,674	15,539,674	—	—
Home Builders	1,247,547	1,247,547	—	—
Insurance	2,731,565	2,731,565	—	—
Internet	99,886,529	64,269,607	35,593,922	23,000
Lodging	6,845,817	6,845,817	—	—
Machinery — Diversified	5,083,841	5,083,841	—	—
Media	3,348,575	3,348,575	—	—
Miscellaneous Manufacturing	1,898,880	1,898,880	—	—
Retail	2,588,428	2,588,428	—	—
Semiconductors	8,311,913	8,311,913	—	—
Software	47,583,875	47,071,790	512,085	—
Water	1,109,940	1,109,940	—	—

TOTAL COMMON STOCKS	317,100,441	279,906,505	36,106,007	1,087,929

REAL ESTATE INVESTMENT TRUSTS	4,019,745	4,019,745	—	—

PREFERRED STOCKS	3,783,194	—	—	3,783,194
CORPORATE BONDS	638,195	—	638,195	—
SHORT-TERM INVESTMENTS	1,235,737	1,235,737	—	—

TOTAL INVESTMENTS	$326,777,312	$285,161,987	$36,744,202	$4,871,123

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Large Growth Stock Fund

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2017	$4,768,348
Change in Appreciation/(Depreciation)	1,802
Purchases	1,112,945
Sales/Exchange	(1,238,809)
Realized Gain (Loss)	226,837

Balance as of 6/30/2018	$4,871,123

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Large Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 98.9%
Aerospace & Defense — 1.5%
United Technologies Corp.	6,758	$844,953

Apparel — 5.7%
LVMH Moet Hennessy Louis Vuitton S.E.	2,592	860,594
NIKE, Inc., Class B	19,203	1,530,095
VF Corp.	11,270	918,731

		3,309,420

Beverages — 2.0%
PepsiCo, Inc.	6,203	675,320
Pernod Ricard S.A.	3,145	513,280

		1,188,600

Chemicals — 3.5%
LyondellBasell Industries N.V., Class A	1,861	204,431
PPG Industries, Inc.	7,223	749,242
The Sherwin-Williams Co.	2,697	1,099,216

		2,052,889

Commercial Services — 9.8%
Ecolab, Inc.	7,486	1,050,511
Equifax, Inc.	2,103	263,106
Experian PLC	28,063	692,275
Mastercard, Inc., Class A	6,496	1,276,594
Moody’s Corp.	5,732	977,650
Verisk Analytics, Inc.*	13,394	1,441,730

		5,701,866

Computers — 8.6%
Accenture PLC, Class A	14,111	2,308,418
Apple, Inc.	8,729	1,615,825
Cognizant Technology Solutions Corp., Class A	14,134	1,116,445

		5,040,688

Cosmetics & Personal Care — 6.0%
Colgate-Palmolive Co.	20,985	1,360,038
Coty, Inc., Class A	42,782	603,226
L’Oreal S.A.	2,040	502,915
The Estee Lauder Cos., Inc., Class A	7,355	1,049,485

		3,515,664

Diversified Financial Services — 6.1%
CME Group, Inc.	2,284	374,394
The Blackstone Group LP	32,725	1,052,763
The Charles Schwab Corp.	7,319	374,001
Visa, Inc., Class A	13,509	1,789,267

		3,590,425

Electronics — 7.4%
Amphenol Corp., Class A	10,261	894,246
Fortive Corp.	9,378	723,138
Mettler-Toledo International, Inc.*	1,041	602,354
Thermo Fisher Scientific, Inc.	7,358	1,524,136
Waters Corp.*	3,121	604,194

		4,348,068

	Number of Shares	Value†

Entertainment — 1.0%
Paddy Power Betfair PLC	5,354	$585,104

Healthcare Products — 0.9%
DENTSPLY SIRONA, Inc.	2,700	118,179
The Cooper Cos., Inc.	1,712	403,090

		521,269

Household Products & Wares — 2.2%
Church & Dwight Co., Inc.	7,278	386,898
Reckitt Benckiser Group PLC	10,577	869,057

		1,255,955

Insurance — 2.0%
Aon PLC	8,702	1,193,653

Internet — 7.5%
Alibaba Group Holding Ltd. ADR*	2,972	551,395
Alphabet, Inc., Class A*	3,416	3,857,313

		4,408,708

Machinery — Diversified — 1.7%
Nordson Corp.	7,853	1,008,404

Media — 2.9%
Comcast Corp., Class A	36,581	1,200,223
The Walt Disney Co.	2,134	223,664
Twenty-First Century Fox, Inc., Class A	5,781	287,258

		1,711,145

Miscellaneous Manufacturing — 2.0%
Colfax Corp.*	9,465	290,102
Danaher Corp.	8,781	866,509

		1,156,611

Oil & Gas Services — 0.7%
Schlumberger Ltd.	6,232	417,731

Pharmaceuticals — 4.1%
Abbott Laboratories	17,869	1,089,830
Eli Lilly & Co.	3,230	275,616
Express Scripts Holding Co.*	5,117	395,084
Zoetis, Inc.	7,188	612,346

		2,372,876

Retail — 5.7%
AutoZone, Inc.*	545	365,657
CVS Health Corp.	7,518	483,783
Starbucks Corp.	26,145	1,277,183
The TJX Cos., Inc.	12,693	1,208,120

		3,334,743

Semiconductors — 5.9%
Analog Devices, Inc.	9,669	927,450
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	23,131	845,669
Texas Instruments, Inc.	15,222	1,678,226

		3,451,345

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Large Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — 10.0%
Electronic Arts, Inc.*	6,692	$943,706
Fidelity National Information Services, Inc.	11,726	1,243,308
Fiserv, Inc.*	16,318	1,209,001
Microsoft Corp.	25,043	2,469,490

		5,865,505

Transportation — 1.7%
Union Pacific Corp.	7,007	992,752

TOTAL COMMON STOCKS (Cost $43,634,661)		57,868,374

SHORT-TERM INVESTMENTS — 1.2%
Money Market — 1.2%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $704,221)	704,221	704,221

TOTAL INVESTMENTS — 100.1% (Cost $44,338,882)		$58,572,595

Other Assets & Liabilities — (0.1)%		(38,891)

TOTAL NET ASSETS — 100.0%		$58,533,704

†	See Security Valuation Note.
*	Non-income producing security.

LP — Limited Partnership.

ADR — American Depository Receipt.

PLC — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 06/30/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Aerospace & Defense	$844,953	$844,953	$—	$—
Apparel	3,309,420	2,448,826	860,594	—
Beverages	1,188,600	675,320	513,280	—
Chemicals	2,052,889	2,052,889	—	—
Commercial Services	5,701,866	5,009,591	692,275	—
Computers	5,040,688	5,040,688	—	—
Cosmetics & Personal Care	3,515,664	3,012,749	502,915	—
Diversified Financial Services	3,590,425	3,590,425	—	—
Electronics	4,348,068	4,348,068	—	—
Entertainment	585,104	—	585,104	—
Healthcare Products	521,269	521,269	—	—
Household Products & Wares	1,255,955	386,898	869,057	—
Insurance	1,193,653	1,193,653	—	—
Internet	4,408,708	4,408,708	—	—
Machinery — Diversified	1,008,404	1,008,404	—	—
Media	1,711,145	1,711,145	—	—
Miscellaneous Manufacturing	1,156,611	1,156,611	—	—
Oil & Gas Services	417,731	417,731	—	—
Pharmaceuticals	2,372,876	2,372,876	—	—
Retail	3,334,743	3,334,743	—	—
Semiconductors	3,451,345	3,451,345	—	—
Software	5,865,505	5,865,505	—	—
Transportation	992,752	992,752	—	—

TOTAL COMMON STOCKS	57,868,374	53,845,149	4,023,225	—

SHORT-TERM INVESTMENTS	704,221	704,221	—	—

TOTAL INVESTMENTS	$58,572,595	$54,549,370	$4,023,225	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Large Core Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 98.1%
Aerospace & Defense — 3.5%
United Technologies Corp.	37,275	$4,660,493

Apparel — 4.8%
LVMH Moet Hennessy Louis Vuitton S.E.	19,276	6,400,005

Building Materials — 3.2%
Martin Marietta Materials, Inc.	9,432	2,106,448
Vulcan Materials Co.	16,747	2,161,368

		4,267,816

Chemicals — 3.1%
Praxair, Inc.	12,849	2,032,070
The Sherwin-Williams Co.	5,211	2,123,847

		4,155,917

Commercial Services — 4.6%
Ecolab, Inc.	13,615	1,910,593
Rollins, Inc.	39,873	2,096,522
S&P Global, Inc.	10,637	2,168,778

		6,175,893

Distribution & Wholesale — 1.0%
Watsco, Inc.	7,454	1,328,899

Electronics — 1.6%
Fortive Corp.	27,060	2,086,597

Environmental Control — 1.5%
Waste Management, Inc.	23,749	1,931,744

Insurance — 2.4%
Berkshire Hathaway, Inc., Class B*	10,390	1,939,293
Markel Corp.*	1,157	1,254,593

		3,193,886

Internet — 27.1%
Alphabet, Inc., Class C*	5,758	6,423,913
Amazon.com, Inc.*	7,244	12,313,351
Booking Holdings, Inc.*	995	2,016,955
Facebook, Inc., Class A*	32,882	6,389,630
Twitter, Inc.*	205,584	8,977,853

		36,121,702

Lodging — 1.4%
Whitbread PLC	35,442	1,847,499

Media — 1.5%
The Walt Disney Co.	19,497	2,043,481

Miscellaneous Manufacturing — 2.5%
Danaher Corp.	33,094	3,265,716

Pharmaceuticals — 2.5%
Zoetis, Inc.	39,743	3,385,706

Retail — 5.9%
Copart, Inc.*	37,363	2,113,251
Starbucks Corp.	117,201	5,725,269

		7,838,520

	Number of Shares	Value†

Software — 23.1%
Activision Blizzard, Inc.	86,217	$6,580,082
ANSYS, Inc.*	11,800	2,055,324
Broadridge Financial Solutions, Inc.	17,591	2,024,724
Constellation Software, Inc.	2,767	2,145,890
Intuit, Inc.	9,787	1,999,533
salesforce.com, Inc.*	41,848	5,708,067
ServiceNow, Inc.*	18,115	3,124,294
SS&C Technologies Holdings, Inc.	38,980	2,023,062
Tyler Technologies, Inc.*	8,789	1,952,037
Workday, Inc., Class A*	26,359	3,192,602

		30,805,615

Transportation — 8.4%
Canadian National Railway Co.	57,000	4,659,750
Union Pacific Corp.	45,928	6,507,079

		11,166,829

TOTAL COMMON STOCKS (Cost $103,829,176)		130,676,318

SHORT-TERM INVESTMENTS — 1.8%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $2,335,050)	2,335,050	2,335,050

TOTAL INVESTMENTS — 99.9% (Cost $106,164,226)		$133,011,368

Other Assets & Liabilities — 0.1%		152,330

TOTAL NET ASSETS — 100.0%		$133,163,698

†	See Security Valuation Note.
*	Non-income producing security.

PLC — Public Limited Company.

Country Weightings as of 06/30/2018††
United States	89%
Canada	5
France	5
United Kingdom	1

Total	100%

††%	of total investments as of June 30, 2018

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Large Core Growth Fund

Summary of inputs used to value the Fund’s investments as of 06/30/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Aerospace & Defense	$4,660,493	$4,660,493	$—	$—
Apparel	6,400,005	—	6,400,005	—
Building Materials	4,267,816	4,267,816	—	—
Chemicals	4,155,917	4,155,917	—	—
Commercial Services	6,175,893	6,175,893	—	—
Distribution & Wholesale	1,328,899	1,328,899	—	—
Electronics	2,086,597	2,086,597	—	—
Environmental Control	1,931,744	1,931,744	—	—
Insurance	3,193,886	3,193,886	—	—
Internet	36,121,702	23,808,351	12,313,351	—
Lodging	1,847,499	—	1,847,499	—
Media	2,043,481	2,043,481	—	—
Miscellaneous Manufacturing	3,265,716	3,265,716	—	—
Pharmaceuticals	3,385,706	3,385,706	—	—
Retail	7,838,520	7,838,520	—	—
Software	30,805,615	30,805,615	—	—
Transportation	11,166,829	11,166,829	—	—

TOTAL COMMON STOCKS	130,676,318	110,115,463	20,560,855	—

SHORT-TERM INVESTMENTS	2,335,050	2,335,050	—	—

TOTAL INVESTMENTS	$133,011,368	$112,450,513	$20,560,855	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Large Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 96.1%
Aerospace & Defense — 4.3%
Harris Corp.	13,196	$1,907,350
Northrop Grumman Corp.	7,803	2,400,983
United Technologies Corp.	31,113	3,890,058

		8,198,391

Agriculture — 1.3%
Philip Morris International, Inc.	30,034	2,424,945

Banks — 15.6%
Bank of America Corp.	209,669	5,910,569
Citigroup, Inc.	63,166	4,227,069
Fifth Third Bancorp	80,280	2,304,036
JPMorgan Chase & Co.	58,005	6,044,121
State Street Corp.	25,982	2,418,664
The PNC Financial Services Group, Inc.	22,690	3,065,419
Wells Fargo & Co.	100,317	5,561,575

		29,531,453

Beverages — 1.5%
PepsiCo, Inc.	25,241	2,747,988

Building Materials — 2.2%
Johnson Controls International PLC	67,156	2,246,368
Vulcan Materials Co.	15,207	1,962,616

		4,208,984

Chemicals — 1.5%
DowDuPont, Inc.	42,916	2,829,023

Commercial Services — 1.6%
Alliance Data Systems Corp.	12,847	2,995,920

Computers — 1.7%
Apple, Inc.	12,911	2,389,955
Diebold Nixdorf, Inc.	73,787	881,755

		3,271,710

Diversified Financial Services — 4.9%
American Express Co.	23,051	2,258,998
Ameriprise Financial, Inc.	18,860	2,638,137
Discover Financial Services	33,249	2,341,062
Fidelity National Financial, Inc.	53,844	2,025,611

		9,263,808

Electric — 4.1%
Exelon Corp.	77,844	3,316,154
NextEra Energy, Inc.	18,434	3,079,031
PG&E Corp.	32,895	1,400,011

		7,795,196

Electronics — 2.3%
Honeywell International, Inc.	15,945	2,296,877
Sensata Technologies Holding PLC*	44,168	2,101,514

		4,398,391

Engineering & Construction — 0.8%
nVent Electric PLC*	58,290	1,463,079

	Number of Shares	Value†

Food — 1.6%
Mondelez International, Inc., Class A	73,376	$3,008,416

Healthcare Products — 2.2%
Medtronic PLC	48,721	4,171,005

Healthcare Services — 4.7%
Humana, Inc.	7,558	2,249,487
Laboratory Corp. of America Holdings*	18,371	3,298,146
UnitedHealth Group, Inc.	13,873	3,403,602

		8,951,235

Housewares — 0.7%
Newell Brands, Inc.	51,989	1,340,796

Insurance — 4.3%
American International Group, Inc.	58,322	3,092,233
MetLife, Inc.	59,369	2,588,488
The Travelers Cos, Inc.	19,559	2,392,848

		8,073,569

Leisure Time — 0.8%
Harley-Davidson, Inc.	36,041	1,516,605

Media — 4.7%
Comcast Corp., Class A	107,158	3,515,854
Nielsen Holdings PLC	69,284	2,142,954
Twenty-First Century Fox, Inc., Class B	64,563	3,181,019

		8,839,827

Miscellaneous Manufacturing — 1.0%
Eaton Corp. PLC	25,717	1,922,088

Oil & Gas — 7.8%
Anadarko Petroleum Corp.	52,390	3,837,568
Chevron Corp.	31,779	4,017,819
Hess Corp.	28,969	1,937,736
Marathon Petroleum Corp.	39,632	2,780,581
Royal Dutch Shell PLC ADR, Class A	32,477	2,248,383

		14,822,087

Oil & Gas Services — 2.4%
Baker Hughes a GE Co.	85,873	2,836,385
Halliburton Co.	37,688	1,698,221

		4,534,606

Packaging and Containers — 0.9%
Sealed Air Corp.	40,957	1,738,625

Pharmaceuticals — 9.0%
Abbott Laboratories	57,706	3,519,489
Allergan PLC	15,649	2,609,001
Bristol-Myers Squibb Co.	49,109	2,717,692
Eli Lilly & Co.	25,469	2,173,270
Merck & Co., Inc.	57,787	3,507,671
Pfizer, Inc.	68,747	2,494,141

		17,021,264

Real Estate — 1.2%
CBRE Group, Inc., Class A*	47,162	2,251,514

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Large Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — 3.0%
Advance Auto Parts, Inc.	15,535	$2,108,100
CVS Health Corp.	28,969	1,864,155
Qurate Retail, Inc.*	84,456	1,792,156

		5,764,411

Semiconductors — 1.0%
QUALCOMM, Inc.	34,790	1,952,415

Software — 3.9%
Microsoft Corp.	38,100	3,757,041
Oracle Corp.	82,067	3,615,872

		7,372,913

Telecommunications — 3.5%
Cisco Systems, Inc.	91,260	3,926,918
Verizon Communications, Inc.	55,387	2,786,520

		6,713,438

Transportation — 1.6%
Norfolk Southern Corp.	19,839	2,993,110

TOTAL COMMON STOCKS (Cost $140,785,649)		182,116,812

REAL ESTATE INVESTMENT TRUSTS — 2.0%
Advertising — 0.6%
Outfront Media, Inc.	62,242	1,210,607

Diversified — 1.4%
Weyerhaeuser Co.	69,701	2,541,298

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,428,075)		3,751,905

SHORT-TERM INVESTMENTS — 0.0%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $60,181)	60,181	60,181

TOTAL INVESTMENTS — 98.1% (Cost $144,273,905)		$185,928,898

Other Assets & Liabilities — 1.9%		3,530,068

TOTAL NET ASSETS — 100.0%		$189,458,966

†	See Security Valuation Note.
*	Non-income producing security.
ADR	— American Depository Receipt.
PLC	— Public Limited Company.

Country Weightings as of 06/30/2018††
United States	95%
Ireland	3
Netherlands	1
United Kingdom	1

Total	100%

††% of total investments as of June 30, 2018

Summary of inputs used to value the Fund’s investments as of 06/30/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$182,116,812	$182,116,812	$—	$—

REAL ESTATE INVESTMENT TRUSTS	3,751,905	3,751,905	—	—

SHORT-TERM INVESTMENTS	60,181	60,181	—	—

TOTAL INVESTMENTS	$185,928,898	$185,928,898	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Large Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — 92.5%
Apparel — 0.6%
VF Corp.	15,272	$1,244,973

Banks — 12.4%
Bank of America Corp.	204,181	5,755,862
Credit Suisse Group AG ADR*	122,499	1,822,785
First Republic Bank	16,564	1,603,230
JPMorgan Chase & Co.	65,250	6,799,050
KeyCorp.	154,900	3,026,746
The PNC Financial Services Group, Inc.	25,784	3,483,418
U.S. Bancorp	62,243	3,113,395

		25,604,486

Beverages — 1.8%
PepsiCo, Inc.	34,257	3,729,560

Biotechnology — 1.3%
Gilead Sciences, Inc.	38,217	2,707,292

Chemicals — 1.2%
DowDuPont, Inc.	36,732	2,421,373

Computers — 2.9%
Apple, Inc.	11,528	2,133,948
Leidos Holdings, Inc.	66,552	3,926,568

		6,060,516

Cosmetics & Personal Care — 1.5%
Colgate-Palmolive Co.	48,592	3,149,248

Diversified Financial Services — 3.5%
Ally Financial, Inc.	47,328	1,243,307
Discover Financial Services	29,401	2,070,124
Raymond James Financial, Inc.	22,366	1,998,402
The Charles Schwab Corp.	37,038	1,892,642

		7,204,475

Electric — 5.1%
CMS Energy Corp.	68,224	3,225,630
Edison International	39,233	2,482,272
NextEra Energy, Inc.	29,194	4,876,274

		10,584,176

Electronics — 1.6%
FLIR Systems, Inc.	62,031	3,223,751

Engineering & Construction — 1.4%
Fluor Corp.	60,334	2,943,093

Food — 3.0%
McCormick & Co., Inc.	20,149	2,339,097
Mondelez International, Inc., Class A	95,418	3,912,138

		6,251,235

Gas — 1.3%
Sempra Energy	23,471	2,725,218

Healthcare Products — 2.7%
Baxter International, Inc.	38,696	2,857,313
Boston Scientific Corp.*	79,910	2,613,057

		5,470,370

	Number of Shares	Value†

Healthcare Services — 2.3%
Aetna, Inc.	9,183	$1,685,081
Anthem, Inc.	13,241	3,151,755

		4,836,836

Insurance — 3.4%
American Financial Group, Inc.	16,281	1,747,440
American International Group, Inc.	41,443	2,197,308
Berkshire Hathaway, Inc., Class B*	16,137	3,011,971

		6,956,719

Internet — 1.7%
Alphabet, Inc., Class C*	3,072	3,427,277

Machinery — Diversified — 0.9%
Gardner Denver Holdings, Inc.*	61,860	1,818,065

Media — 1.3%
The Walt Disney Co.	25,238	2,645,195

Miscellaneous Manufacturing — 5.2%
General Electric Co.	136,734	1,860,950
Hexcel Corp.	35,083	2,328,810
Parker-Hannifin Corp.	20,237	3,153,936
Textron, Inc.	52,550	3,463,570

		10,807,266

Oil & Gas — 9.0%
ConocoPhillips	63,583	4,426,648
EOG Resources, Inc.	26,640	3,314,815
Exxon Mobil Corp.	103,482	8,561,066
Phillips 66	19,954	2,241,034

		18,543,563

Oil & Gas Services — 2.1%
Halliburton Co.	61,748	2,782,365
Oceaneering International, Inc.	58,900	1,499,594

		4,281,959

Packaging and Containers — 1.3%
Ball Corp.	76,833	2,731,413

Pharmaceuticals — 8.9%
GlaxoSmithKline PLC ADR	38,606	1,556,208
Johnson & Johnson	59,981	7,278,095
Merck & Co., Inc.	60,296	3,659,967
Pfizer, Inc.	162,705	5,902,937

		18,397,207

Retail — 5.5%
Starbucks Corp.	43,853	2,142,219
Tapestry, Inc.	50,721	2,369,178
The Home Depot, Inc.	13,241	2,583,319
The TJX Cos., Inc.	26,899	2,560,247
Tiffany & Co.	12,293	1,617,759

		11,272,722

Savings & Loans — 0.5%
Sterling Bancorp	46,430	1,091,105

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Large Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — 2.6%
QUALCOMM, Inc.	94,645	$5,311,477

Software — 1.0%
Oracle Corp.	45,243	1,993,407

Telecommunications — 4.0%
Verizon Communications, Inc.	164,545	8,278,259

Transportation — 2.5%
C.H. Robinson Worldwide, Inc.	18,337	1,534,073
CSX Corp.	56,439	3,599,680

		5,133,753

TOTAL COMMON STOCKS (Cost $175,512,279)		190,845,989

REAL ESTATE INVESTMENT TRUSTS — 6.6%
Apartments — 2.6%
AvalonBay Communities, Inc.	22,587	3,882,479
Invitation Homes, Inc.	64,994	1,498,762

		5,381,241

Office Property — 1.2%
Boston Properties, Inc.	20,647	2,589,547

Regional Malls — 2.0%
Simon Property Group, Inc.	23,982	4,081,497

Storage & Warehousing — 0.8%
Public Storage	7,226	1,639,290

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $13,503,784)		13,691,575

SHORT-TERM INVESTMENTS — 1.9%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $3,827,616)	3,827,616	3,827,616

TOTAL INVESTMENTS — 101.0% (Cost $192,843,679)		$208,365,180

Other Assets & Liabilities — (1.0)%		(2,139,907)

TOTAL NET ASSETS — 100.0%		$206,225,273

†	See Security Valuation Note.
*	Non-income producing security.
ADR	— American Depository Receipt.
PLC	— Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 06/30/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$190,845,989	$190,845,989	$—	$—

REAL ESTATE INVESTMENT TRUSTS	13,691,575	13,691,575	—	—

SHORT-TERM INVESTMENTS	3,827,616	3,827,616	—	—

TOTAL INVESTMENTS	$208,365,180	$208,365,180	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — 96.5%
Advertising — 0.1%
Omnicom Group, Inc.	4,867	$371,206
The Interpublic Group of Cos., Inc.	7,882	184,754

		555,960

Aerospace & Defense — 2.5%
Arconic, Inc.	7,949	135,212
General Dynamics Corp.	5,649	1,053,030
Harris Corp.	2,477	358,026
L3 Technologies, Inc.	1,600	307,712
Lockheed Martin Corp.	5,155	1,522,942
Northrop Grumman Corp.	3,621	1,114,182
Raytheon Co.	5,964	1,152,125
Rockwell Collins, Inc.	3,414	459,798
The Boeing Co.	11,291	3,788,243
TransDigm Group, Inc.	1,000	345,140
United Technologies Corp.	15,313	1,914,584

		12,150,994

Agriculture — 1.1%
Altria Group, Inc.	39,293	2,231,449
Archer-Daniels-Midland Co.	11,799	540,748
Philip Morris International, Inc.	32,075	2,589,736

		5,361,933

Airlines — 0.4%
Alaska Air Group, Inc.	2,542	153,512
American Airlines Group, Inc.	8,603	326,570
Delta Air Lines, Inc.	13,334	660,566
Southwest Airlines Co.	11,115	565,531
United Continental Holdings, Inc.*	4,900	341,677

		2,047,856

Apparel — 0.7%
Hanesbrands, Inc.	7,600	167,352
Michael Kors Holdings Ltd.*	3,128	208,325
NIKE, Inc., Class B	26,656	2,123,950
Ralph Lauren Corp.	1,228	154,384
Under Armour, Inc., Class A*	3,900	87,672
Under Armour, Inc., Class C*	3,927	82,781
VF Corp.	6,908	563,140

		3,387,604

Auto Manufacturers — 0.5%
Ford Motor Co.	79,602	881,194
General Motors Co.	25,780	1,015,732
PACCAR, Inc.	7,383	457,451

		2,354,377

Auto Parts & Equipment — 0.2%
Aptiv PLC	5,500	503,965
BorgWarner, Inc.	4,300	185,588
The Goodyear Tire & Rubber Co.	5,070	118,080

		807,633

Banks — 7.4%
Bank of America Corp.	195,393	5,508,129
BB&T Corp.	16,021	808,099

	Number of Shares	Value†

Banks — (continued)
Capital One Financial Corp.	10,164	$934,072
Citigroup, Inc.	52,930	3,542,076
Citizens Financial Group, Inc.	10,252	398,803
Comerica, Inc.	3,630	330,040
Fifth Third Bancorp	14,107	404,871
Huntington Bancshares, Inc.	23,365	344,867
JPMorgan Chase & Co.	70,286	7,323,801
KeyCorp.	21,450	419,133
M&T Bank Corp.	3,104	528,146
Morgan Stanley	28,468	1,349,383
Northern Trust Corp.	4,476	460,536
Regions Financial Corp.	22,994	408,833
State Street Corp.	7,647	711,859
SunTrust Banks, Inc.	9,628	635,640
SVB Financial Group*	1,100	317,636
The Bank of New York Mellon Corp.	20,911	1,127,730
The Goldman Sachs Group, Inc.	7,272	1,603,985
The PNC Financial Services Group, Inc.	9,791	1,322,764
U.S. Bancorp	32,545	1,627,901
Wells Fargo & Co.	90,784	5,033,065
Zions Bancorporation	3,904	205,702

		35,347,071

Beverages — 1.8%
Brown-Forman Corp., Class B	4,857	238,042
Constellation Brands, Inc., Class A	3,510	768,234
Molson Coors Brewing Co., Class B	3,938	267,941
Monster Beverage Corp.*	8,504	487,279
PepsiCo, Inc.	29,320	3,192,068
The Coca-Cola Co.	79,280	3,477,221

		8,430,785

Biotechnology — 2.1%
Alexion Pharmaceuticals, Inc.*	4,500	558,675
Amgen, Inc.	13,825	2,551,957
Biogen, Inc.*	4,365	1,266,898
Celgene Corp.*	14,610	1,160,326
Gilead Sciences, Inc.	26,743	1,894,474
Illumina, Inc.*	3,000	837,870
Incyte Corp.*	3,700	247,900
Regeneron Pharmaceuticals, Inc.*	1,600	551,984
Vertex Pharmaceuticals, Inc.*	5,300	900,788

		9,970,872

Building Materials — 0.4%
Fortune Brands Home & Security, Inc.	3,200	171,808
Johnson Controls International PLC	19,098	638,828
Martin Marietta Materials, Inc.	1,292	288,542
Masco Corp.	6,777	253,595
Vulcan Materials Co.	2,641	340,848

		1,693,621

Chemicals — 1.7%
Air Products & Chemicals, Inc.*	4,573	712,153
Albemarle Corp.	2,400	226,392
CF Industries Holdings, Inc.	4,829	214,408

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Chemicals — (continued)
DowDuPont, Inc.	47,827	$3,152,756
Eastman Chemical Co.	2,982	298,081
FMC Corp.	2,800	249,788
International Flavors & Fragrances, Inc.	1,675	207,633
LyondellBasell Industries N.V., Class A	6,696	735,556
PPG Industries, Inc.	5,228	542,300
Praxair, Inc.	5,856	926,126
The Mosaic Co.	7,600	213,180
The Sherwin-Williams Co.	1,734	706,726

		8,185,099

Commercial Services — 2.8%
Allegion PLC	1,966	152,090
Alliance Data Systems Corp.	1,000	233,200
Automatic Data Processing, Inc.	9,218	1,236,502
Cintas Corp.	1,801	333,311
Ecolab, Inc.	5,259	737,995
Equifax, Inc.	2,504	313,275
FleetCor Technologies, Inc.*	1,900	400,235
Gartner, Inc.*	1,800	239,220
Global Payments, Inc.	3,281	365,799
H&R Block, Inc.	4,166	94,901
IHS Markit Ltd.*	7,000	361,130
Mastercard, Inc., Class A	19,036	3,740,955
Moody’s Corp.	3,473	592,355
Paychex, Inc.	6,706	458,355
PayPal Holdings, Inc.*	22,955	1,911,463
Quanta Services, Inc.*	3,400	113,560
Robert Half International, Inc.	2,707	176,226
S&P Global, Inc.	5,246	1,069,607
The Western Union Co.	9,878	200,820
Total System Services, Inc.	3,477	293,876
United Rentals, Inc.*	1,729	255,235
Verisk Analytics, Inc.*	3,300	355,212

		13,635,322

Computers — 5.7%
Accenture PLC, Class A	13,338	2,181,963
Apple, Inc.	101,544	18,796,810
Cognizant Technology Solutions Corp., Class A	12,104	956,095
DXC Technology Co.	5,925	477,614
Hewlett Packard Enterprise Co.	31,871	465,635
HP, Inc.	33,758	765,969
International Business Machines Corp.	17,718	2,475,205
NetApp, Inc.	5,438	427,046
Seagate Technology PLC	5,900	333,173
Western Digital Corp.	6,197	479,710

		27,359,220

Cosmetics & Personal Care — 1.3%
Colgate-Palmolive Co.	18,123	1,174,552
Coty, Inc., Class A	9,763	137,658
The Estee Lauder Cos., Inc., Class A	4,574	652,664
The Procter & Gamble Co.	51,931	4,053,734

		6,018,608

	Number of Shares	Value†

Distribution & Wholesale — 0.2%
Fastenal Co.	5,800	$279,154
Genuine Parts Co.	3,005	275,829
LKQ Corp.*	6,400	204,160
W.W. Grainger, Inc.	1,078	332,455

		1,091,598

Diversified Financial Services — 3.1%
Affiliated Managers Group, Inc.	1,200	178,404
American Express Co.	14,873	1,457,554
Ameriprise Financial, Inc.	3,090	432,229
BlackRock, Inc.	2,549	1,272,053
Cboe Global Markets, Inc.	2,300	239,361
CME Group, Inc.	7,036	1,153,341
Discover Financial Services	7,293	513,500
E*TRADE Financial Corp.*	5,382	329,163
Franklin Resources, Inc.	6,656	213,325
Intercontinental Exchange, Inc.	11,956	879,364
Invesco Ltd.	8,067	214,260
Jefferies Financial Group, Inc.	6,365	144,740
Nasdaq, Inc.	2,500	228,175
Raymond James Financial, Inc.	2,800	250,180
Synchrony Financial	14,664	489,484
T. Rowe Price Group, Inc.	4,981	578,244
The Charles Schwab Corp.	24,552	1,254,607
Visa, Inc., Class A	36,848	4,880,518

		14,708,502

Electric — 2.6%
AES Corp.	12,844	172,238
Alliant Energy Corp.	4,717	199,623
Ameren Corp.	5,005	304,554
American Electric Power Co., Inc.	10,329	715,283
CMS Energy Corp.	5,874	277,723
Consolidated Edison, Inc.	6,305	491,664
Dominion Resources, Inc.	13,509	921,044
DTE Energy Co.	3,735	387,058
Duke Energy Corp.	14,387	1,137,724
Edison International	6,808	430,742
Entergy Corp.	3,847	310,799
Evergy, Inc.	5,599	314,384
Eversource Energy	6,393	374,694
Exelon Corp.	19,610	835,386
FirstEnergy Corp.	9,256	332,383
NextEra Energy, Inc.	9,779	1,633,386
NRG Energy, Inc.	6,300	193,410
PG&E Corp.	10,450	444,752
Pinnacle West Capital Corp.	2,369	190,847
PPL Corp.	13,998	399,643
Public Service Enterprise Group, Inc.	10,289	557,046
SCANA Corp.	3,100	119,412
The Southern Co.	20,563	952,273
WEC Energy Group, Inc.	6,350	410,527
Xcel Energy, Inc.	10,660	486,949

		12,593,544

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electrical Components & Equipment — 0.3%
AMETEK, Inc.	4,700	$339,152
Emerson Electric Co.	13,132	907,946

		1,247,098

Electronics — 1.5%
Agilent Technologies, Inc.	6,692	413,833
Amphenol Corp., Class A	6,378	555,843
FLIR Systems, Inc.	3,043	158,145
Fortive Corp.	6,205	478,468
Garmin Ltd.	2,400	146,400
Honeywell International, Inc.	15,413	2,220,243
Mettler-Toledo International, Inc.*	515	297,994
PerkinElmer, Inc.	2,270	166,232
TE Connectivity Ltd.	7,100	639,426
Thermo Fisher Scientific, Inc.	8,282	1,715,533
Waters Corp.*	1,660	321,359

		7,113,476

Engineering & Construction — 0.1%
Fluor Corp.	2,770	135,120
Jacobs Engineering Group, Inc.	2,583	163,995

		299,115

Environmental Control — 0.2%
Republic Services, Inc.	4,557	311,517
Stericycle, Inc.*	1,700	110,993
Waste Management, Inc.	8,100	658,854

		1,081,364

Food — 1.2%
Campbell Soup Co.	4,016	162,809
Conagra Brands, Inc.	8,061	288,019
General Mills, Inc.	11,892	526,340
Hormel Foods Corp.	5,600	208,376
Kellogg Co.	5,200	363,324
McCormick & Co., Inc.	2,419	280,822
Mondelez International, Inc., Class A	30,524	1,251,484
Sysco Corp.	10,019	684,197
The Hershey Co.	2,987	277,970
The J.M. Smucker Co.	2,434	261,606
The Kraft Heinz Co.	12,516	786,255
The Kroger Co.	16,124	458,728
Tyson Foods, Inc., Class A	6,249	430,244

		5,980,174

Forest Products & Paper — 0.1%
International Paper Co.	8,500	442,680

Gas — 0.2%
CenterPoint Energy, Inc.	9,322	258,313
NiSource, Inc.	7,365	193,552
Sempra Energy	5,198	603,540

		1,055,405

Hand & Machine Tools — 0.1%
Snap-on, Inc.	1,228	197,364
Stanley Black & Decker, Inc.	3,199	424,859

		622,223

	Number of Shares	Value†

Healthcare Products — 2.4%
ABIOMED, Inc.*	900	$368,145
Align Technology, Inc.*	1,487	508,762
Baxter International, Inc.	10,242	756,269
Becton Dickinson & Co.	5,515	1,321,173
Boston Scientific Corp.*	28,739	939,765
DENTSPLY SIRONA, Inc.	4,726	206,857
Edwards Lifesciences Corp.*	4,363	635,122
Henry Schein, Inc.*	3,100	225,184
Hologic, Inc.*	5,900	234,525
IDEXX Laboratories, Inc.*	1,777	387,279
Intuitive Surgical, Inc.*	2,293	1,097,155
Medtronic PLC	27,847	2,383,982
ResMed, Inc.	2,900	300,382
Stryker Corp.	6,681	1,128,154
The Cooper Cos., Inc.	1,000	235,450
Varian Medical Systems, Inc.*	1,961	223,005
Zimmer Biomet Holdings, Inc.	4,129	460,136

		11,411,345

Healthcare Services — 2.4%
Aetna, Inc.	6,786	1,245,231
Anthem, Inc.	5,234	1,245,849
Centene Corp.*	4,300	529,803
Cigna Corp.	5,001	849,920
DaVita, Inc.*	2,752	191,099
Envision Healthcare Corp.*	2,623	115,438
HCA Healthcare, Inc.	5,717	586,564
Humana, Inc.	2,808	835,745
IQVIA Holdings, Inc.*	3,000	299,460
Laboratory Corp. of America Holdings*	2,077	372,884
Quest Diagnostics, Inc.	2,787	306,403
UnitedHealth Group, Inc.	19,826	4,864,111
Universal Health Services, Inc., Class B	1,804	201,038

		11,643,545

Home Builders — 0.2%
D.R. Horton, Inc.	6,876	281,916
Lennar Corp., Class A	5,536	290,640
PulteGroup, Inc.	5,834	167,728

		740,284

Home Furnishings — 0.0%
Whirlpool Corp.	1,414	206,769

Household Products & Wares — 0.3%
Avery Dennison Corp.	1,883	192,254
Church & Dwight Co., Inc.	5,200	276,432
Kimberly-Clark Corp.	7,184	756,763
The Clorox Co.	2,597	351,244

		1,576,693

Housewares — 0.1%
Newell Brands, Inc.	10,416	268,629

Insurance — 3.9%
Aflac, Inc.	16,044	690,213
American International Group, Inc.	18,685	990,679

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Insurance — (continued)
Aon PLC	5,144	$705,602
Arthur J Gallagher & Co.	3,731	243,560
Assurant, Inc.	1,160	120,048
Berkshire Hathaway, Inc., Class B*	39,705	7,410,938
Brighthouse Financial, Inc.*	2,135	85,549
Chubb Ltd.	9,605	1,220,027
Cincinnati Financial Corp.	2,992	200,045
Everest Re Group Ltd.	800	184,384
Lincoln National Corp.	4,548	283,113
Loews Corp.	5,425	261,919
Marsh & McLennan Cos., Inc.	10,582	867,407
MetLife, Inc.	20,801	906,924
Principal Financial Group, Inc.	5,765	305,257
Prudential Financial, Inc.	8,830	825,693
The Allstate Corp.	7,276	664,080
The Hartford Financial Services Group, Inc.	7,474	382,146
The Progressive Corp.	11,839	700,277
The Travelers Cos, Inc.	5,673	694,035
Torchmark Corp.	2,314	188,383
Unum Group	4,667	172,632
Willis Towers Watson PLC	2,745	416,142
XL Group Ltd.	5,149	288,087

		18,807,140

Internet — 9.5%
Alphabet, Inc., Class A*	6,157	6,952,423
Alphabet, Inc., Class C*	6,279	7,005,166
Amazon.com, Inc.*	8,319	14,140,636
Booking Holdings, Inc.*	991	2,008,846
eBay, Inc.*	19,431	704,568
Expedia, Inc.	2,594	311,773
F5 Networks, Inc.*	1,300	224,185
Facebook, Inc., Class A*	49,531	9,624,864
Netflix, Inc.*	8,979	3,514,650
Symantec Corp.	12,738	263,040
TripAdvisor, Inc.*	1,994	111,086
Twitter, Inc.*	13,300	580,811
VeriSign, Inc.*	1,754	241,035

		45,683,083

Iron & Steel — 0.1%
Nucor Corp.	6,735	420,938

Leisure Time — 0.2%
Carnival Corp.	8,545	489,714
Harley-Davidson, Inc.	3,471	146,060
Norwegian Cruise Line Holdings Ltd.*	3,800	179,550
Royal Caribbean Cruises Ltd.	3,500	362,600

		1,177,924

Lodging — 0.4%
Hilton Worldwide Holdings, Inc.	5,800	459,128
Marriott International, Inc., Class A	6,154	779,097
MGM Resorts International	10,500	304,815
Wynn Resorts Ltd.	1,730	289,498

		1,832,538

	Number of Shares	Value†

Machinery — Construction & Mining — 0.3%
Caterpillar, Inc.	12,228	$1,658,973

Machinery — Diversified — 0.6%
Cummins, Inc.	3,259	433,447
Deere & Co.	6,708	937,778
Flowserve Corp.	2,800	113,120
Rockwell Automation, Inc.	2,683	445,995
Roper Technologies, Inc.	2,100	579,411
Xylem, Inc.	3,854	259,683

		2,769,434

Media — 2.2%
CBS Corp., Class B	6,970	391,853
Charter Communications, Inc., Class A*	3,871	1,135,016
Comcast Corp., Class A	94,634	3,104,942
Discovery Communications, Inc., Class A*	3,500	96,250
Discovery Communications, Inc., Class C*	6,876	175,338
DISH Network Corp., Class A*	5,000	168,050
News Corp., Class B	2,500	39,625
News Corp., Class A	7,615	118,032
Nielsen Holdings PLC	6,921	214,067
The Walt Disney Co.	30,640	3,211,378
Twenty-First Century Fox, Inc., Class A	21,596	1,073,105
Twenty-First Century Fox, Inc., Class B	9,100	448,357
Viacom, Inc., Class B	7,381	222,611

		10,398,624

Mining — 0.2%
Freeport-McMoRan, Inc.	27,196	469,403
Newmont Mining Corp.	11,283	425,482

		894,885

Miscellaneous Manufacturing — 2.0%
3M Co.	12,322	2,423,984
A.O. Smith Corp.	3,200	189,280
Danaher Corp.	12,739	1,257,084
Dover Corp.	3,235	236,802
Eaton Corp. PLC	9,016	673,856
General Electric Co.	179,132	2,437,986
Illinois Tool Works, Inc.	6,353	880,145
Ingersoll-Rand PLC	5,241	470,275
Leggett & Platt, Inc.	2,854	127,403
Parker-Hannifin Corp.	2,783	433,731
Pentair PLC	3,319	139,663
Textron, Inc.	5,465	360,198

		9,630,407

Office & Business Equipment — 0.0%
Xerox Corp.	4,538	108,912

Oil & Gas — 5.1%
Anadarko Petroleum Corp.	10,605	776,816
Andeavor	2,980	390,916
Apache Corp.	8,157	381,340
Cabot Oil & Gas Corp.	9,788	232,954
Chevron Corp.	39,479	4,991,330
Cimarex Energy Co.	2,100	213,654

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — (continued)
Concho Resources, Inc.*	3,056	$422,798
ConocoPhillips	24,338	1,694,412
Devon Energy Corp.	11,029	484,835
EOG Resources, Inc.	11,937	1,485,321
EQT Corp.	5,000	275,900
Exxon Mobil Corp.	87,313	7,223,404
Helmerich & Payne, Inc.	2,300	146,648
Hess Corp.	5,260	351,841
Marathon Oil Corp.	18,151	378,630
Marathon Petroleum Corp.	9,777	685,954
Newfield Exploration Co.*	4,100	124,025
Noble Energy, Inc.	9,538	336,501
Occidental Petroleum Corp.	15,751	1,318,044
Phillips 66	8,681	974,963
Pioneer Natural Resources Co.	3,578	677,101
Valero Energy Corp.	8,934	990,155

		24,557,542

Oil & Gas Services — 0.8%
Baker Hughes a GE Co.	8,870	292,976
Halliburton Co.	18,042	812,972
HollyFrontier Corp.	3,700	253,191
National Oilwell Varco, Inc.	7,802	338,607
Schlumberger Ltd.	28,722	1,925,236
TechnipFMC PLC	9,072	287,945

		3,910,927

Packaging and Containers — 0.2%
Ball Corp.	7,252	257,808
Packaging Corp. of America	2,000	223,580
Sealed Air Corp.	3,231	137,156
WestRock Co.	5,446	310,531

		929,075

Pharmaceuticals — 5.8%
Abbott Laboratories	35,975	2,194,115
AbbVie, Inc.	31,355	2,905,041
Allergan PLC	6,832	1,139,031
AmerisourceBergen Corp.*	3,367	287,104
Bristol-Myers Squibb Co.	33,805	1,870,769
Cardinal Health, Inc.	6,482	316,516
Eli Lilly & Co.	19,633	1,675,284
Express Scripts Holding Co.*	11,638	898,570
Johnson & Johnson	55,335	6,714,349
McKesson Corp.	4,238	565,349
Merck & Co., Inc.	55,638	3,377,227
Mylan N.V.*	10,456	377,880
Nektar Therapeutics*	3,300	161,139
Perrigo Co. PLC	2,700	196,857
Pfizer, Inc.	121,196	4,396,991
Zoetis, Inc.	10,007	852,496

		27,928,718

Pipelines — 0.4%
Kinder Morgan, Inc.	38,959	688,405
ONEOK, Inc.	7,989	557,872

	Number of Shares	Value†

Pipelines — (continued)
The Williams Cos., Inc.	17,362	$470,684

		1,716,961

Real Estate — 0.1%
CBRE Group, Inc., Class A*	6,401	305,584

Retail — 5.4%
Advance Auto Parts, Inc.	1,600	217,120
AutoZone, Inc.*	576	386,456
Best Buy Co., Inc.	4,943	368,649
CarMax, Inc.*	3,567	259,927
Chipotle Mexican Grill, Inc.*	500	215,685
Copart, Inc.*	4,200	237,552
Costco Wholesale Corp.	9,112	1,904,226
CVS Health Corp.	21,100	1,357,785
Darden Restaurants, Inc.	2,640	282,638
Dollar General Corp.	5,300	522,580
Dollar Tree, Inc.*	4,979	423,215
Foot Locker, Inc.	2,700	142,155
Kohl’s Corp.	3,501	255,223
L Brands, Inc.	5,260	193,989
Lowe’s Cos., Inc.	17,068	1,631,189
Macy’s, Inc.	6,263	234,424
McDonald’s Corp.	16,170	2,533,677
Nordstrom, Inc.	2,331	120,699
O’Reilly Automotive, Inc.*	1,700	465,069
PVH Corp.	1,500	224,580
Ross Stores, Inc.	7,811	661,982
Starbucks Corp.	28,337	1,384,262
Tapestry, Inc.	5,884	274,842
Target Corp.	11,232	854,980
The Gap, Inc.	4,382	141,933
The Home Depot, Inc.	23,795	4,642,405
The TJX Cos., Inc.	13,067	1,243,717
Tiffany & Co.	2,105	277,018
Tractor Supply Co.	2,600	198,874
Ulta Beauty, Inc.*	1,215	283,654
Walgreens Boots Alliance, Inc.	17,628	1,057,944
Walmart, Inc.	29,849	2,556,567
Yum! Brands, Inc.	6,725	526,030

		26,081,046

Savings & Loans — 0.0%
People’s United Financial, Inc.	6,500	117,585

Semiconductors — 4.0%
Advanced Micro Devices, Inc.*	17,000	254,830
Analog Devices, Inc.	7,569	726,019
Applied Materials, Inc.	20,633	953,038
Broadcom, Inc.	8,428	2,044,970
Intel Corp.	96,487	4,796,369
IPG Photonics Corp.*	800	176,504
KLA-Tencor Corp.	3,256	333,838
Lam Research Corp.	3,359	580,603
Microchip Technology, Inc.	4,518	410,912
Micron Technology, Inc.*	23,897	1,253,159
NVIDIA Corp.	12,516	2,965,040

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — (continued)
Qorvo, Inc.*	2,470	$198,020
QUALCOMM, Inc.	30,762	1,726,363
Skyworks Solutions, Inc.	3,822	369,396
Texas Instruments, Inc.	20,229	2,230,247
Xilinx, Inc.	5,364	350,055

		19,369,363

Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc.	900	195,111

Software — 6.5%
Activision Blizzard, Inc.	15,554	1,187,081
Adobe Systems, Inc.*	10,188	2,483,936
Akamai Technologies, Inc.*	3,490	255,573
ANSYS, Inc.*	1,800	313,524
Autodesk, Inc.*	4,486	588,070
Broadridge Financial Solutions, Inc.	2,400	276,240
CA, Inc.	6,469	230,620
Cadence Design Systems, Inc.*	6,000	259,860
Cerner Corp.*	6,300	376,677
Citrix Systems, Inc.*	2,591	271,640
Electronic Arts, Inc.*	6,243	880,388
Fidelity National Information Services, Inc.	6,959	737,863
Fiserv, Inc.*	8,487	628,802
Intuit, Inc.	4,992	1,019,891
Microsoft Corp.	158,984	15,677,412
MSCI, Inc.	1,900	314,317
Oracle Corp.	61,384	2,704,579
Red Hat, Inc.*	3,695	496,497
salesforce.com, Inc.*	14,600	1,991,440
Synopsys, Inc.*	3,000	256,710
Take-Two Interactive Software, Inc.*	2,300	272,228

		31,223,348

Telecommunications — 3.1%
AT&T, Inc.	150,092	4,819,454
CenturyLink, Inc.	20,216	376,826
Cisco Systems, Inc.	97,471	4,194,177
Corning, Inc.	16,820	462,718
Juniper Networks, Inc.	6,771	185,661
Motorola Solutions, Inc.	3,278	381,461
Verizon Communications, Inc.	85,053	4,279,017

		14,699,314

Textiles — 0.1%
Mohawk Industries, Inc.*	1,308	280,265

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	2,412	222,652
Mattel, Inc.	7,481	122,838

		345,490

Transportation — 1.7%
C.H. Robinson Worldwide, Inc.	2,900	242,614
CSX Corp.	18,336	1,169,470
Expeditors International of Washington, Inc.	3,482	254,534
FedEx Corp.	5,079	1,153,238

	Number of Shares	Value†

Transportation — (continued)
J.B. Hunt Transport Services, Inc.	1,800	$218,790
Kansas City Southern	2,200	233,112
Norfolk Southern Corp.	5,831	879,723
Union Pacific Corp.	15,964	2,261,779
United Parcel Service, Inc., Class B	14,125	1,500,499

		7,913,759

Water — 0.1%
American Water Works Co., Inc.	3,800	324,444

TOTAL COMMON STOCKS (Cost $214,635,705)		462,670,789

REAL ESTATE INVESTMENT TRUSTS — 2.7%
Apartments — 0.4%
Apartment Investment & Management Co., Class A	3,162	133,753
AvalonBay Communities, Inc.	2,882	495,387
Equity Residential	7,492	477,165
Essex Property Trust, Inc.	1,400	334,698
Mid-America Apartment Communities, Inc.	2,300	231,541
UDR, Inc.	5,545	208,159

		1,880,703

Building & Real Estate — 0.1%
Realty Income Corp.	5,700	306,603

Commercial Services — 0.0%
Iron Mountain, Inc.	5,197	181,947

Diversified — 0.9%
American Tower Corp.	9,059	1,306,036
Crown Castle International Corp.	8,400	905,688
Digital Realty Trust, Inc.	4,200	468,636
Duke Realty Corp.	7,700	223,531
SBA Communications Corp.*	2,461	406,360
Vornado Realty Trust	3,570	263,895
Weyerhaeuser Co.	15,765	574,792

		4,148,938

Healthcare — 0.2%
HCP, Inc.	10,040	259,233
Ventas, Inc.	7,153	407,363
Welltower, Inc.	7,800	488,982

		1,155,578

Hotels & Resorts — 0.1%
Host Hotels & Resorts, Inc.	15,439	325,300

Industrial — 0.1%
Prologis, Inc.	10,901	716,087

Office Property — 0.2%
Alexandria Real Estate Equities, Inc.	2,000	252,340
Boston Properties, Inc.	3,242	406,612
SL Green Realty Corp.	1,800	180,954

		839,906

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Regional Malls — 0.3%
GGP, Inc.	12,500	$255,375
Simon Property Group, Inc.	6,401	1,089,386
The Macerich Co.	2,223	126,333

		1,471,094

Storage & Warehousing — 0.2%
Extra Space Storage, Inc.	2,596	259,106
Public Storage	3,130	710,072

		969,178

Strip Centers — 0.1%
Federal Realty Investment Trust	1,600	202,480
Kimco Realty Corp.	9,564	162,492
Regency Centers Corp.	3,199	198,594

		563,566

Telecommunications — 0.1%
Equinix, Inc.	1,635	702,870

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $9,515,709)		13,261,770

	Par (000)	Value†
U.S. TREASURY OBLIGATIONS — 0.1%
U.S. Treasury Bill(a) 0.013%, 12/06/18 (Cost $247,735)	250	247,787

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 0.6%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $3,025,916)	3,025,916	3,025,916

TOTAL INVESTMENTS — 99.9% (Cost $227,425,065)		$479,206,262

Other Assets & Liabilities — 0.1%		250,643

TOTAL NET ASSETS — 100.0%		$479,456,905

† See Security Valuation Note.

*	Non-income producing security.
(a)	All or portion of securities segregated as collateral for futures contracts.

PLC — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 06/30/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Advertising	$555,960	$555,960	$—	$—
Aerospace & Defense	12,150,994	12,150,994	—	—
Agriculture	5,361,933	5,361,933	—	—
Airlines	2,047,856	2,047,856	—	—
Apparel	3,387,604	3,387,604	—	—
Auto Manufacturers	2,354,377	2,354,377	—	—
Auto Parts & Equipment	807,633	807,633	—	—
Banks	35,347,071	35,347,071	—	—
Beverages	8,430,785	8,430,785	—	—
Biotechnology	9,970,872	9,970,872	—	—
Building Materials	1,693,621	1,693,621	—	—
Chemicals	8,185,099	8,185,099	—	—
Commercial Services	13,635,322	13,635,322	—	—
Computers	27,359,220	27,359,220	—	—
Cosmetics & Personal Care	6,018,608	6,018,608	—	—
Distribution & Wholesale	1,091,598	1,091,598	—	—
Diversified Financial Services	14,708,502	14,708,502	—	—
Electric	12,593,544	12,593,544	—	—
Electrical Components & Equipment	1,247,098	1,247,098	—	—
Electronics	7,113,476	7,113,476	—	—
Engineering & Construction	299,115	299,115	—	—
Environmental Control	1,081,364	1,081,364	—	—
Food	5,980,174	5,980,174	—	—
Forest Products & Paper	442,680	442,680	—	—
Gas	1,055,405	1,055,405	—	—
Hand & Machine Tools	622,223	622,223	—	—
Healthcare Products	11,411,345	11,411,345	—	—
Healthcare Services	11,643,545	11,643,545	—	—
Home Builders	740,284	740,284	—	—
Home Furnishings	206,769	206,769	—	—
Household Products & Wares	1,576,693	1,576,693	—	—
Housewares	268,629	268,629	—	—
Insurance	18,807,140	18,807,140	—	—
Internet	45,683,083	31,542,447	14,140,636	—
Iron & Steel	420,938	420,938	—	—
Leisure Time	1,177,924	1,177,924	—	—
Lodging	1,832,538	1,832,538	—	—
Machinery — Construction & Mining	1,658,973	1,658,973	—	—

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Index 500 Fund

ASSETS TABLE (continued)
Description	Total Market Value at 06/30/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS (continued)
Machinery — Diversified	$2,769,434	$2,769,434	$—	$—
Media	10,398,624	10,398,624	—	—
Mining	894,885	894,885	—	—
Miscellaneous Manufacturing	9,630,407	9,630,407	—	—
Office & Business Equipment	108,912	108,912	—	—
Oil & Gas	24,557,542	24,557,542	—	—
Oil & Gas Services	3,910,927	3,910,927	—	—
Packaging and Containers	929,075	929,075	—	—
Pharmaceuticals	27,928,718	27,928,718	—	—
Pipelines	1,716,961	1,716,961	—	—
Real Estate	305,584	305,584	—	—
Retail	26,081,046	26,081,046	—	—
Savings & Loans	117,585	117,585	—	—
Semiconductors	19,369,363	19,369,363	—	—
Shipbuilding	195,111	195,111	—	—
Software	31,223,348	31,223,348	—	—
Telecommunications	14,699,314	14,699,314	—	—
Textiles	280,265	280,265	—	—
Toys, Games & Hobbies	345,490	345,490	—	—
Transportation	7,913,759	7,913,759	—	—
Water	324,444	324,444	—	—

TOTAL COMMON STOCKS	$462,670,789	$448,530,153	$14,140,636	$—

REAL ESTATE INVESTMENT TRUSTS	13,261,770	13,261,770	—	—
U.S. TREASURY OBLIGATIONS	247,787	—	247,787	—
SHORT-TERM INVESTMENTS	3,025,916	3,025,916	—	—

TOTAL INVESTMENTS	$479,206,262	$464,817,839	$14,388,423	$—

LIABILITIES TABLE
Description	Total Market Value at 06/30/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
OTHER FINANCIAL INSTRUMENTS(1)
Futures Contracts	$(97,921)	$(97,921)	$—	$—

TOTAL LIABILITIES — OTHER FINANCIAL INSTRUMENTS	$(97,921)	$(97,921)	$—	$—

(1)

Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Future Contracts:

Type	Futures Contract	Expiration Date	Number of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Buy/Long	E-Mini S&P 500 Index	9/30/2018	31	50	2,722	4,218,480	$—	$(97,921)

							$—	$(97,921)

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Mid Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 98.7%
Aerospace & Defense — 1.4%
Harris Corp.	12,737	$1,841,006

Apparel — 1.5%
Burberry Group PLC	66,008	1,875,982

Auto Parts & Equipment — 1.4%
BorgWarner, Inc.	41,427	1,787,989

Banks — 4.4%
First Republic Bank	22,126	2,141,575
Signature Bank*	10,242	1,309,747
SVB Financial Group*	2,309	666,747
Western Alliance Bancorp*	26,264	1,486,805

		5,604,874

Building Materials — 1.0%
Trex Co., Inc.*	19,788	1,238,531

Chemicals — 1.5%
Axalta Coating Systems Ltd.*	61,461	1,862,883

Commercial Services — 8.9%
Allegion PLC	13,138	1,016,356
CoStar Group, Inc.*	9,651	3,982,292
MarketAxess Holdings, Inc.	6,774	1,340,304
Square, Inc., Class A*	41,324	2,547,211
TransUnion	33,694	2,413,838

		11,300,001

Distribution & Wholesale — 2.6%
Fastenal Co.	67,724	3,259,556

Diversified Financial Services — 2.7%
CME Group, Inc.	14,532	2,382,085
Oaktree Capital Group LLC	26,366	1,071,778

		3,453,863

Electronics — 0.5%
Fortive Corp.	8,532	657,902

Food — 2.5%
Sprouts Farmers Market, Inc.*	87,300	1,926,711
The Hershey Co.	13,050	1,214,433

		3,141,144

Healthcare Products — 9.7%
ABIOMED, Inc.*	6,130	2,507,476
DENTSPLY SIRONA, Inc.	30,600	1,339,362
Edwards Lifesciences Corp.*	19,368	2,819,400
Glaukos Corp.*	22,095	897,941
Intuitive Surgical, Inc.*	7,301	3,493,382
The Cooper Cos., Inc.	5,753	1,354,544

		12,412,105

Healthcare Services — 1.5%
Laboratory Corp. of America Holdings*	10,613	1,905,352

Household Products & Wares — 1.0%
The Scotts Miracle-Gro Co.	14,848	1,234,760

	Number of Shares	Value†

Internet — 6.6%
GrubHub, Inc.*	34,898	$3,661,149
MercadoLibre, Inc.	8,882	2,655,096
Pandora Media, Inc.*	262,076	2,065,159

		8,381,404

Leisure Time — 3.4%
Norwegian Cruise Line Holdings Ltd.*	32,186	1,520,789
Polaris Industries, Inc.	22,991	2,809,040

		4,329,829

Machinery — Diversified — 4.6%
IDEX Corp.	16,716	2,281,400
The Middleby Corp.*	15,780	1,647,748
Wabtec Corp.	19,454	1,917,775

		5,846,923

Miscellaneous Manufacturing — 1.5%
A.O. Smith Corp.	32,746	1,936,926

Pharmaceuticals — 6.3%
BioMarin Pharmaceutical, Inc.*	20,591	1,939,672
DexCom, Inc.*	8,717	827,941
Jazz Pharmaceuticals PLC*	8,840	1,523,132
Zoetis, Inc.	43,867	3,737,030

		8,027,775

Retail — 16.5%
Chipotle Mexican Grill, Inc.*	8,358	3,605,391
Duluth Holdings, Inc., Class B*	22,513	535,584
Dunkin’ Brands Group, Inc.	39,044	2,696,769
Lululemon Athletica, Inc.*	21,260	2,654,311
O’Reilly Automotive, Inc.*	8,760	2,396,473
Tiffany & Co.	24,188	3,183,141
Tractor Supply Co.	45,972	3,516,398
Ulta Beauty, Inc.*	10,625	2,480,513

		21,068,580

Semiconductors — 4.2%
IPG Photonics Corp.*	5,227	1,153,233
Maxim Integrated Products, Inc.	33,004	1,936,014
Microchip Technology, Inc.	25,305	2,301,490

		5,390,737

Software — 8.9%
Autodesk, Inc.*	9,734	1,276,030
Electronic Arts, Inc.*	26,089	3,679,071
Guidewire Software, Inc.*	28,887	2,564,588
ServiceNow, Inc.*	15,084	2,601,537
Tyler Technologies, Inc.*	5,712	1,268,635

		11,389,861

Telecommunications — 1.5%
Arista Networks, Inc.*	7,338	1,889,462

Textiles — 1.3%
Mohawk Industries, Inc.*	7,894	1,691,447

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Mid Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Transportation — 3.3%
Expeditors International of Washington, Inc.	36,987	$2,703,750
Kansas City Southern	13,747	1,456,632

		4,160,382

TOTAL COMMON STOCKS (Cost $93,286,134)		125,689,274

	Number of Contracts	Value†
PURCHASED OPTIONS — 0.0%
Call Option — 0.0%
TOTAL PURCHASED OPTION (See open purchased option schedule) (Cost $114,650)	114	570

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 1.4%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,748,765)	1,748,765	1,748,765

TOTAL INVESTMENTS — 100.1% (Cost $95,149,549)		$127,438,609

Other Assets & Liabilities — (0.1)%		(71,246)

TOTAL NET ASSETS — 100.0%		$127,367,363

	Number of Contracts	Value†
WRITTEN OPTIONS — 0.0%
Call Options — 0.0%
TOTAL WRITTEN OPTIONS (See open written options schedule) (Premiums $(10,224))	(18)	(522)

†	See Security Valuation Note.
*	Non-income producing security.

LLC — Limited Liability Company.

PLC — Public Limited Company.

Country Weightings as of 06/30/2018 ††
United States	91%
Argentina	2
Canada	2
Ireland	2
United Kingdom	2
Bermuda	1

Total	100%

††%	of total investments as of June 30, 2018

Summary of inputs used to value the Fund’s investments as of 06/30/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$125,689,274	$123,813,292	$1,875,982	$—
PURCHASED OPTIONS	570	570	—	—
SHORT-TERM INVESTMENTS	1,748,765	1,748,765	—	—

TOTAL INVESTMENTS	$127,438,609	$125,562,627	$1,875,982	$—

LIABILITIES TABLE
Description	Total Market Value at 06/30/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
WRITTEN OPTIONS	$(522)	$(522)	$—	$—

Total Liabilities	$(522)	$(522)	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Open Purchased Options

Call Options — 0.01%

Description	# of Contracts	Notional	Exercise Price	Expiration Date	Value
NKTR	114	$969,000	$85	8/17/2018	$570

Total Purchased Options					$570

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Mid Cap Growth Fund

Open Written Options

Put Options — 0.00%

Description	# of Contracts	Notional	Exercise Price	Expiration Date	Value
CMG	14	$700,000	$500	7/20/2018	$(406)
CMG	4	200,000	500	7/20/2018	(116)

Total Written Options					$(522)

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Mid Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 93.3%
Aerospace & Defense — 8.8%
AerCap Holdings N.V.*	119,000	$6,443,850
Esterline Technologies Corp.*	16,500	1,217,700
General Dynamics Corp.	29,350	5,471,133
Spirit AeroSystems Holdings, Inc., Class A	25,700	2,207,887

		15,340,570

Airlines — 1.8%
American Airlines Group, Inc.	84,700	3,215,212

Banks — 9.4%
BankUnited, Inc.	97,000	3,962,450
BB&T Corp.	52,200	2,632,968
Comerica, Inc.	36,400	3,309,488
KeyCorp.	180,000	3,517,200
State Street Corp.	32,700	3,044,043

		16,466,149

Beverages — 1.7%
Molson Coors Brewing Co., Class B	43,600	2,966,544

Biotechnology — 1.1%
Alexion Pharmaceuticals, Inc.*	15,800	1,961,570

Building Materials — 2.3%
Johnson Controls International PLC	119,829	4,008,280

Chemicals — 3.2%
Ashland Global Holdings, Inc.	33,900	2,650,302
Valvoline, Inc.	138,866	2,995,340

		5,645,642

Computers — 5.7%
Conduent, Inc.*	168,600	3,063,462
Teradata Corp.*	68,000	2,730,200
Western Digital Corp.	53,923	4,174,179

		9,967,841

Electric — 5.9%
AES Corp.	325,100	4,359,591
Edison International	46,100	2,916,747
Flex Ltd.*	212,700	3,001,197

		10,277,535

Electrical Components & Equipment — 1.1%
Acuity Brands, Inc.	16,600	1,923,442

Electronics — 1.0%
Itron, Inc.*	29,100	1,747,455

Entertainment — 2.6%
Lions Gate Entertainment Corp., Class A	39,100	970,462
Lions Gate Entertainment Corp., Class B	39,100	917,286
SeaWorld Entertainment, Inc.*	125,400	2,736,228

		4,623,976

Environmental Control — 2.4%
Covanta Holding Corp.	254,500	4,199,250

Food — 5.0%
The Hain Celestial Group, Inc.*	135,300	4,031,940

	Number of Shares	Value†

Food — (continued)
TreeHouse Foods, Inc.*	89,000	$4,673,390

		8,705,330

Gas — 1.1%
Vectren Corp.	27,500	1,964,875

Healthcare Products — 3.2%
Zimmer Biomet Holdings, Inc.	49,900	5,560,856

Healthcare Services — 2.4%
Envision Healthcare Corp.*	39,600	1,742,796
Molina Healthcare, Inc.*	24,800	2,428,912

		4,171,708

Home Furnishings — 1.9%
Whirlpool Corp.	22,700	3,319,421

Lodging — 0.8%
Wyndham Destinations, Inc.	13,200	584,364
Wyndham Hotels & Resorts, Inc.	13,200	776,556

		1,360,920

Media — 1.7%
MSG Networks, Inc., Class A*	124,800	2,988,960

Miscellaneous Manufacturing — 3.1%
Hexcel Corp.	29,800	1,978,124
Valmont Industries, Inc.	22,600	3,406,950

		5,385,074

Oil & Gas — 4.1%
Cabot Oil & Gas Corp.	148,400	3,531,920
Devon Energy Corp.	84,700	3,723,412

		7,255,332

Pharmaceuticals — 3.5%
Perrigo Co. PLC	49,100	3,579,881
Teva Pharmaceutical Industries Ltd. ADR	107,400	2,611,968

		6,191,849

Pipelines — 4.2%
ONEOK, Inc.	67,000	4,678,610
The Williams Cos., Inc.	97,700	2,648,647

		7,327,257

Retail — 3.9%
Best Buy Co., Inc.	11,800	880,044
Chico’s FAS, Inc.	207,900	1,692,306
Macy’s, Inc.	59,000	2,208,370
Party City Holdco, Inc.*	130,600	1,991,650

		6,772,370

Semiconductors — 2.7%
ON Semiconductor Corp.*	109,300	2,430,286
Skyworks Solutions, Inc.	22,800	2,203,620

		4,633,906

Software — 4.4%
Check Point Software Technologies Ltd.*	49,200	4,805,856

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Mid Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — (continued)
Nuance Communications, Inc.*	213,788	$2,968,446

		7,774,302

Telecommunications — 4.3%
Amdocs Ltd.	27,200	1,800,368
ARRIS International PLC*	101,300	2,476,279
Ciena Corp.*	120,900	3,205,059

		7,481,706

TOTAL COMMON STOCKS (Cost $131,640,850)		163,237,332

REAL ESTATE INVESTMENT TRUSTS — 5.5%
Apartments — 1.5%
Invitation Homes, Inc.	110,429	2,546,493

Building & Real Estate — 2.5%
Starwood Property Trust, Inc.	201,900	4,383,249

Diversified — 1.5%
CoreCivic, Inc.	112,500	2,687,625

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $8,053,029)		9,617,367

SHORT-TERM INVESTMENTS — 1.1%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,922,494)	1,922,494	1,922,494

TOTAL INVESTMENTS — 99.9% (Cost $141,616,373)		$174,777,193

Other Assets & Liabilities — 0.1%		152,080

TOTAL NET ASSETS — 100.0%		$174,929,273

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

PLC — Public Limited Company.

Country Weightings as of 06/30/2018 ††
United States	86%
Ireland	4
Israel	4
Netherlands	4
Singapore	2

Total	100%

††%	of total investments as of June 30, 2018

Summary of inputs used to value the Fund’s investments as of 06/30/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$163,237,332	$163,237,332	$—	$—
REAL ESTATE INVESTMENT TRUSTS	9,617,367	9,617,367	—	—
SHORT-TERM INVESTMENTS	1,922,494	1,922,494	—	—

TOTAL INVESTMENTS	$174,777,193	$174,777,193	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Mid Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — 91.2%
Airlines — 1.0%
Southwest Airlines Co.	19,143	$973,996

Auto Manufacturers — 1.3%
Honda Motor Co. Ltd. ADR	24,040	703,651
PACCAR, Inc.	7,877	488,059

		1,191,710

Auto Parts & Equipment — 0.2%
Aptiv PLC	2,617	239,796

Banks — 11.3%
Bank of Hawaii Corp.	13,876	1,157,536
BB&T Corp.	36,151	1,823,456
Comerica, Inc.	4,376	397,866
Commerce Bancshares, Inc.	17,401	1,126,019
M&T Bank Corp.	7,491	1,274,594
Northern Trust Corp.	20,400	2,098,956
SunTrust Banks, Inc.	15,212	1,004,296
UMB Financial Corp.	10,190	776,784
Westamerica Bancorporation	16,126	911,280

		10,570,787

Beverages — 0.8%
Molson Coors Brewing Co., Class B	10,643	724,150

Building Materials — 2.1%
Johnson Controls International PLC	57,871	1,935,785

Computers — 0.6%
HP, Inc.	24,131	547,532

Distribution & Wholesale — 1.0%
Genuine Parts Co.	9,977	915,789

Diversified Financial Services — 3.4%
Ameriprise Financial, Inc.	9,424	1,318,229
Invesco Ltd.	71,247	1,892,320

		3,210,549

Electric — 5.7%
Ameren Corp.	10,705	651,399
Edison International	15,974	1,010,675
Eversource Energy	7,720	452,469
NorthWestern Corp.	19,312	1,105,612
Pinnacle West Capital Corp.	9,188	740,186
Xcel Energy, Inc.	29,837	1,362,954

		5,323,295

Electrical Components & Equipment — 3.3%
Emerson Electric Co.	17,241	1,192,043
Hubbell, Inc.	18,023	1,905,752

		3,097,795

Electronics — 1.6%
Keysight Technologies, Inc.*	14,597	861,661
TE Connectivity Ltd.	7,072	636,904

		1,498,565

Environmental Control — 0.6%
Republic Services, Inc.	7,889	539,292

	Number of Shares	Value†

Food — 9.7%
Conagra Brands, Inc.	46,501	$1,661,481
General Mills, Inc.	18,639	824,962
Kellogg Co.	19,350	1,351,984
Mondelez International, Inc., Class A	28,933	1,186,253
Orkla ASA	121,372	1,061,870
Sysco Corp.	20,687	1,412,715
The J.M. Smucker Co.	5,499	591,033
US Foods Holding Corp.*	25,063	947,883

		9,038,181

Gas — 1.2%
Atmos Energy Corp.	5,707	514,429
Spire, Inc.	8,118	573,537

		1,087,966

Healthcare Products — 5.0%
Henry Schein, Inc.*	10,568	767,659
Siemens Healthineers AG*144A @	9,492	391,153
STERIS PLC	7,814	820,548
Zimmer Biomet Holdings, Inc.	24,568	2,737,858

		4,717,218

Healthcare Services — 2.4%
HCA Healthcare, Inc.	4,488	460,469
LifePoint Health, Inc.*	24,498	1,195,502
Quest Diagnostics, Inc.	5,126	563,552

		2,219,523

Home Builders — 0.8%
PulteGroup, Inc.	24,815	713,431

Household Products & Wares — 0.8%
Kimberly-Clark Corp.	7,380	777,409

Insurance — 5.1%
Aflac, Inc.	15,172	652,699
Arthur J Gallagher & Co.	10,477	683,939
Brown & Brown, Inc.	18,935	525,067
Chubb Ltd.	10,984	1,395,188
ProAssurance Corp.	8,133	288,315
Reinsurance Group of America, Inc.	5,394	719,991
The Travelers Cos, Inc.	1,975	241,621
Torchmark Corp.	3,816	310,661

		4,817,481

Machinery — Diversified — 1.0%
Cummins, Inc.	6,899	917,567

Miscellaneous Manufacturing — 4.0%
Eaton Corp. PLC	12,376	924,982
IMI PLC	52,303	778,322
Ingersoll-Rand PLC	10,288	923,142
Parker-Hannifin Corp.	1,111	173,149
Textron, Inc.	13,893	915,688

		3,715,283

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Mid Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — 7.9%
Anadarko Petroleum Corp.	11,571	$847,576
Cimarex Energy Co.	10,083	1,025,844
Devon Energy Corp.	28,973	1,273,653
EQT Corp.	26,069	1,438,488
Imperial Oil Ltd.	23,208	771,452
Marathon Petroleum Corp.	4,142	290,603
Noble Energy, Inc.	37,036	1,306,630
Occidental Petroleum Corp.	4,906	410,534

		7,364,780

Oil & Gas Services — 2.5%
Baker Hughes a GE Co.	35,629	1,176,826
National Oilwell Varco, Inc.	26,973	1,170,628

		2,347,454

Packaging and Containers — 5.2%
Bemis Co., Inc.	17,217	726,730
Graphic Packaging Holding Co.	90,646	1,315,273
Sonoco Products Co.	21,316	1,119,090
WestRock Co.	29,541	1,684,428

		4,845,521

Pharmaceuticals — 3.0%
Cardinal Health, Inc.	22,102	1,079,241
Express Scripts Holding Co.*	11,815	912,236
McKesson Corp.	6,501	867,233

		2,858,710

Retail — 3.4%
Advance Auto Parts, Inc.	7,849	1,065,109
MSC Industrial Direct Co., Inc.,Class A	14,958	1,269,186
Target Corp.	11,075	843,029

		3,177,324

Savings & Loans — 0.8%
Capitol Federal Financial, Inc.	59,787	786,797

Semiconductors — 4.0%
Applied Materials, Inc.	6,336	292,660
Lam Research Corp.	2,851	492,795
Maxim Integrated Products, Inc.	21,862	1,282,425
Microchip Technology, Inc.	8,235	748,973
Teradyne, Inc.	24,166	920,000

		3,736,853

Transportation — 1.5%
Heartland Express, Inc.	46,489	862,371
Norfolk Southern Corp.	3,469	523,368

		1,385,739

TOTAL COMMON STOCKS (Cost $78,829,822)		85,276,278

REAL ESTATE INVESTMENT TRUSTS — 4.6%
Diversified — 2.7%
American Tower Corp.	4,438	639,827
Weyerhaeuser Co.	51,794	1,888,409

		2,528,236

	Number of Shares	Value†

Hotels & Resorts — 0.8%
MGM Growth Properties LLC, Class A	24,638	$750,474

Office Property — 1.1%
Empire State Realty Trust, Inc., Class A	17,842	305,098
Piedmont Office Realty Trust, Inc., Class A	36,839	734,201

		1,039,299

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,768,275)		4,318,009

EXCHANGE TRADED FUNDS — 1.7%
Investment Companies — 1.7%
iShares Russell Mid-Cap Value ETF (Cost $1,563,483)	17,669	1,563,530

SHORT-TERM INVESTMENTS — 2.6%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $2,421,952)	2,421,952	2,421,952

TOTAL INVESTMENTS — 100.1% (Cost $86,583,532)		$93,579,769

Other Assets & Liabilities — (0.1)%		(113,023)

TOTAL NET ASSETS — 100.0%		$93,466,746

144A @

Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.

†	See Security Valuation Note.
•	Non-income producing security.

ADR — American Depository Receipt.

LLC — Limited Liability Company.

PLC — Public Limited Company.

Country Weightings as of 06/30/2018††
United States	91%
Ireland	2
Switzerland	2
United Kingdom	2
Canada	1
Japan	1
Norway	1

Total	100%

††%	of total investments as of June 30, 2018

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Mid Core Value Fund

Summary of inputs used to value the Fund’s investments as of 06/30/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Airlines	$973,996	$973,996	$—	$—
Auto Manufacturers	1,191,710	1,191,710	—	—
Auto Parts & Equipment	239,796	239,796	—	—
Banks	10,570,787	10,570,787	—	—
Beverages	724,150	724,150	—	—
Building Materials	1,935,785	1,935,785	—	—
Computers	547,532	547,532	—	—
Distribution & Wholesale	915,789	915,789	—	—
Diversified Financial Services	3,210,549	3,210,549	—	—
Electric	5,323,295	5,323,295	—	—
Electrical Components & Equipment	3,097,795	3,097,795	—	—
Electronics	1,498,565	1,498,565	—	—
Environmental Control	539,292	539,292	—	—
Food	9,038,181	7,976,311	1,061,870	—
Gas	1,087,966	1,087,966	—	—
Healthcare Products	4,717,218	4,326,065	391,153	—
Healthcare Services	2,219,523	2,219,523	—	—
Home Builders	713,431	713,431	—	—
Household Products & Wares	777,409	777,409	—	—
Insurance	4,817,481	4,817,481	—	—
Machinery — Diversified	917,567	917,567	—	—
Miscellaneous Manufacturing	3,715,283	2,936,961	778,322	—
Oil & Gas	7,364,780	7,364,780	—	—
Oil & Gas Services	2,347,454	2,347,454	—	—
Packaging and Containers	4,845,521	4,845,521	—	—
Pharmaceuticals	2,858,710	2,858,710	—	—
Retail	3,177,324	3,177,324	—	—
Savings & Loans	786,797	786,797	—	—
Semiconductors	3,736,853	3,736,853	—	—
Transportation	1,385,739	1,385,739	—	—

TOTAL COMMON STOCKS	85,276,278	83,044,933	2,231,345	—

REAL ESTATE INVESTMENT TRUSTS	4,318,009	4,318,009	—	—

EXCHANGE TRADED FUNDS	1,563,530	1,563,530	—	—
SHORT-TERM INVESTMENTS	2,421,952	2,421,952	—	—

TOTAL INVESTMENTS	$93,579,769	$91,348,424	$2,231,345	$—

OTHER FINANCIAL INSTRUMENTS(1)
Forward Foreign Currency Contracts	$11,867	$—	11,867	$—

TOTAL ASSETS —OTHER FINANCIAL INSTRUMENTS	$11,867	$—	11,867	$—

LIABILITIES TABLE
Description	Total Market Value at 06/30/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
OTHER FINANCIAL INSTRUMENTS(1)
Forward Foreign Currency Contracts	$(9,416)	$—	$(9,416)	$—

TOTAL LIABILITIES — OTHER FINANCIAL INSTRUMENTS	$(9,416)	$—	$(9,416)	$—

(1)

Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Mid Core Value Fund

Open forward foreign currency contracts held by Mid Core Value Fund at June 30, 2018 were as follows:

	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain	Unrealized Foreign Exchange Loss
Sell	Canadian Dollar	Morgan Stanley	09/28/2018	(898,489)	1.31264	$(675,251)	$(684,488)	$—	$(9,237)
Sell	Canadian Dollar	Morgan Stanley	09/28/2018	35,490	1.31264	26,715	27,037	322	—
Sell	Euro	Credit Suisse	09/28/2018	(294,933)	0.85047	(347,207)	(346,788)	419	—
Buy	Euro	Credit Suisse	09/28/2018	8,109	0.85047	9,516	9,534	18	—
Sell	Japanese Yen	Morgan Stanley	09/28/2018	(46,769,128)	110.01289	(428,355)	(425,124)	3,231	—
Sell	Japanese Yen	JP Morgan Chase	09/28/2018	(1,676,831)	110.01291	(15,242)	(15,242)	—	—
Buy	Japanese Yen	Morgan Stanley	09/28/2018	1,725,929	110.01286	15,815	15,688	—	(127)
Sell	Norwegian Krone	Goldman Sachs	09/28/2018	(7,457,261)	8.11511	(923,003)	(918,935)	4,068	—
Sell	Pound Sterling	Morgan Stanley	09/28/2018	(511,147)	0.75468	(681,115)	(677,305)	3,809	—
Buy	Pound Sterling	Morgan Stanley	09/28/2018	13,222	0.75468	17,572	17,520	—	(52)

	Total							$11,867	$(9,416)

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

SMID Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 96.9%
Aerospace & Defense — 2.4%
HEICO Corp.	5,825	$424,817
HEICO Corp., Class A	5,547	338,090
L3 Technologies, Inc.	4,559	876,787

		1,639,694

Apparel — 0.9%
Carter’s, Inc.	3,193	346,089
Skechers U.S.A., Inc., Class A*	9,009	270,360

		616,449

Auto Parts & Equipment — 0.4%
Delphi Technologies PLC	6,249	284,080

Banks — 4.0%
Eagle Bancorp, Inc.*	16,466	1,009,366
First Republic Bank	14,075	1,362,319
Glacier Bancorp, Inc.	8,822	341,235

		2,712,920

Beverages — 1.0%
MGP Ingredients, Inc.	7,534	669,094

Biotechnology — 4.7%
Acceleron Pharma, Inc.*	9,766	473,846
Alder Biopharmaceuticals, Inc.*	26,350	416,330
Bluebird Bio, Inc.*	2,559	401,635
ElectroCore LLC*	10,703	176,707
Evelo Biosciences, Inc.*	8,103	95,615
Exelixis, Inc.*	32,157	692,019
Seattle Genetics, Inc.*	11,135	739,253
UNITY Biotechnology, Inc.*	14,117	212,602

		3,208,007

Building Materials — 2.2%
Fortune Brands Home & Security, Inc.	12,788	686,588
Summit Materials, Inc., Class A*	31,708	832,335

		1,518,923

Chemicals — 1.0%
Ashland Global Holdings, Inc.	9,035	706,356

Commercial Services — 7.4%
Bright Horizons Family Solutions, Inc.*	11,924	1,222,448
Evo Payments, Inc., Class A*	2,882	59,312
Gartner, Inc.*	5,639	749,423
Global Payments, Inc.	10,443	1,164,290
Healthcare Services Group, Inc.	21,657	935,366
Square, Inc., Class A*	2,629	162,052
Total System Services, Inc.	8,572	724,505

		5,017,396

Computers — 0.2%
ForeScout Technologies, Inc.*	4,400	150,744

Distribution & Wholesale — 1.3%
SiteOne Landscape Supply, Inc.*	10,245	860,273

Diversified Financial Services — 4.1%
Affiliated Managers Group, Inc.	4,236	629,766

	Number of Shares	Value†

Diversified Financial Services — (continued)
Lazard Ltd., Class A	29,069	$1,421,765
SLM Corp.*	64,758	741,479

		2,793,010

Electrical Components & Equipment — 1.7%
Hubbell, Inc.	10,827	1,144,847

Electronics — 3.4%
Badger Meter, Inc.	15,134	676,490
PerkinElmer, Inc.	6,873	503,310
Sensata Technologies Holding PLC*	23,504	1,118,320

		2,298,120

Entertainment — 1.7%
Vail Resorts, Inc.	4,223	1,157,904

Food — 1.7%
McCormick & Co., Inc.	9,873	1,146,157

Healthcare Products — 8.6%
ABIOMED, Inc.*	1,601	654,889
ICU Medical, Inc.*	2,335	685,673
IDEXX Laboratories, Inc.*	3,790	825,993
Nevro Corp.*	10,151	810,557
Teleflex, Inc.	5,540	1,485,883
The Cooper Cos., Inc.	1,999	470,665
West Pharmaceutical Services, Inc.	9,107	904,234

		5,837,894

Healthcare Services — 0.8%
Acadia Healthcare Co., Inc.*	13,786	563,985

Home Builders — 1.0%
M/I Homes, Inc.*	24,453	647,515

Household Products & Wares — 1.8%
Avery Dennison Corp.	11,793	1,204,065

Insurance — 0.5%
Trupanion, Inc.*	8,414	324,780

Internet — 3.8%
GoDaddy, Inc., Class A*	20,249	1,429,579
IAC/InterActive Corp.*	5,432	828,326
Wix.com Ltd.*	3,454	346,436

		2,604,341

Lodging — 1.5%
Choice Hotels International, Inc.	13,074	988,394

Machinery — Diversified — 3.4%
Cognex Corp.	8,569	382,263
Graco, Inc.	8,942	404,357
IDEX Corp.	3,923	535,411
Welbilt, Inc.*	16,791	374,607
Xylem, Inc.	8,677	584,657

		2,281,295

Miscellaneous Manufacturing — 1.7%
John Bean Technologies Corp.	12,671	1,126,452

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

SMID Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — 2.5%
Diamondback Energy, Inc.	4,298	$565,488
RSP Permian, Inc.*	9,694	426,730
WPX Energy, Inc.*	38,980	702,809

		1,695,027

Pharmaceuticals — 5.8%
Agios Pharmaceuticals, Inc.*	8,687	731,706
Alkermes PLC*	17,339	713,673
Neogen Corp.*	6,675	535,269
Neurocrine Biosciences, Inc.*	7,338	720,885
PRA Health Sciences, Inc.*	5,206	486,032
Sarepta Therapeutics, Inc.*	3,405	450,073
TESARO, Inc.*	6,343	282,073

		3,919,711

Retail — 8.1%
Burlington Stores, Inc.*	7,595	1,143,275
Domino’s Pizza, Inc.	1,190	335,782
Dunkin’ Brands Group, Inc.	27,589	1,905,572
Five Below, Inc.*	8,840	863,757
PVH Corp.	4,528	677,932
Wingstop, Inc.	10,208	532,041

		5,458,359

Semiconductors — 3.5%
Advanced Micro Devices, Inc.*	35,228	528,068
Marvell Technology Group Ltd.	57,566	1,234,215
MKS Instruments, Inc.	5,996	573,817

		2,336,100

Software — 14.1%
athenahealth, Inc.*	3,573	568,607
Black Knight Inc.*	35,940	1,924,587
Cadence Design Systems, Inc.*	15,612	676,156
InterXion Holding N.V.*	18,583	1,159,951
MSCI, Inc.	6,912	1,143,452
Proofpoint, Inc.*	7,099	818,586
PTC, Inc.*	12,117	1,136,696
Splunk, Inc.*	6,564	650,558
Take-Two Interactive Software, Inc.*	4,046	478,885
The Ultimate Software Group, Inc.*	3,834	986,526

		9,544,004

Transportation — 1.7%
Old Dominion Freight Line, Inc.	7,686	1,144,907

TOTAL COMMON STOCKS (Cost $55,778,091)		65,600,803

REAL ESTATE INVESTMENT TRUSTS — 0.7%
Diversified — 0.7%
SBA Communications Corp.* (Cost $321,789)	3,108	513,193

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 2.2%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,501,843)	1,501,843	$1,501,843

TOTAL INVESTMENTS — 99.8% (Cost $57,601,723)		$67,615,839

Other Assets & Liabilities — 0.2%		111,337

TOTAL NET ASSETS — 100.0%		$67,727,176

†	See Security Valuation Note.
*	Non-income producing security.
LLC	— Limited Liability Company.
PLC	— Public Limited Company.

Country Weightings as of 06/30/2018††
United States	92%
Bangladesh	2
Bermuda	2
Netherlands	2
Ireland	1
Israel	1

Total	100%

††%	of total investments as of June 30, 2018

Summary of inputs used to value the Fund’s investments as of 06/30/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$65,600,803	$65,600,803	$—	$—
REAL ESTATE INVESTMENT TRUSTS	513,193	513,193
SHORT-TERM INVESTMENTS	1,501,843	1,501,843	—	—

TOTAL INVESTMENTS	$67,615,839	$67,615,839	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

SMID Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 90.2%
Airlines — 3.0%
Alaska Air Group, Inc.	14,580	$880,486
Hawaiian Holdings, Inc.	22,880	822,536
SkyWest, Inc.	22,560	1,170,864

		2,873,886

Apparel — 1.8%
Crocs, Inc.*	47,410	834,890
Deckers Outdoor Corp.*	8,300	936,987

		1,771,877

Auto Manufacturers — 1.0%
Oshkosh Corp.	13,470	947,210

Auto Parts & Equipment — 2.5%
Cooper-Standard Holdings, Inc.*	9,763	1,275,731
Dana, Inc.	24,120	486,983
Lear Corp.	3,653	678,764

		2,441,478

Banks — 11.2%
Associated Banc-Corp.	43,200	1,179,360
BankUnited, Inc.	27,770	1,134,404
Comerica, Inc.	13,495	1,226,965
Fulton Financial Corp.	41,140	678,810
Huntington Bancshares, Inc.	69,950	1,032,462
Synovus Financial Corp.	19,080	1,007,996
Texas Capital Bancshares, Inc.*	10,710	979,965
Umpqua Holdings Corp.	44,910	1,014,517
Webster Financial Corp.	17,648	1,124,178
Zions Bancorporation	29,840	1,572,270

		10,950,927

Beverages — 1.1%
Cott Corp.	63,131	1,044,818

Chemicals — 0.5%
Orion Engineered Carbons SA	17,210	530,928

Commercial Services — 3.3%
Booz Allen Hamilton Holding Corp.	24,275	1,061,546
Quanta Services, Inc.*	31,311	1,045,787
Sotheby’s*	20,915	1,136,521

		3,243,854

Computers — 3.8%
Genpact Ltd.	38,700	1,119,591
NCR Corp.*	40,406	1,211,372
NetScout Systems, Inc.*	26,810	796,257
VeriFone Systems, Inc.*	25,360	578,715

		3,705,935

Diversified Financial Services — 0.8%
OneMain Holdings, Inc.*	23,040	767,002

Electric — 3.4%
Alliant Energy Corp.	23,464	992,996
Black Hills Corp.	10,848	664,006
PNM Resources, Inc.	21,470	835,183

	Number of Shares	Value†

Electric — (continued)
Portland General Electric Co.	19,880	$850,069

		3,342,254

Electrical Components & Equipment — 1.0%
EnerSys	13,327	994,727

Electronics — 2.1%
Avnet, Inc.	28,180	1,208,640
Sanmina Corp.*	27,650	810,145

		2,018,785

Engineering & Construction — 2.7%
AECOM*	28,634	945,781
Granite Construction, Inc.	16,010	891,117
Tutor Perini Corp.*	41,720	769,734

		2,606,632

Food — 2.3%
Ingredion, Inc.	5,350	592,245
Nomad Foods Ltd.*	54,220	1,040,482
US Foods Holding Corp.*	15,430	583,562

		2,216,289

Gas — 0.7%
Southwest Gas Holdings, Inc.	9,180	700,159

Hand & Machine Tools — 1.3%
Regal Beloit Corp.	15,460	1,264,628

Healthcare Services — 4.5%
ICON PLC*	10,580	1,402,167
LifePoint Health, Inc.*	18,960	925,248
Molina Healthcare, Inc.*	9,640	944,142
WellCare Health Plans, Inc.*	4,457	1,097,492

		4,369,049

Home Builders — 1.9%
Lennar Corp., Class A	21,527	1,130,168
Taylor Morrison Home Corp., Class A*	36,680	762,210

		1,892,378

Insurance — 8.6%
American Financial Group, Inc.	11,684	1,254,044
Essent Group Ltd.*	21,884	783,885
Everest Re Group Ltd.	6,500	1,498,120
First American Financial Corp.	16,620	859,587
Old Republic International Corp.	48,220	960,060
Reinsurance Group of America, Inc.	11,140	1,486,967
Selective Insurance Group, Inc.	14,640	805,200
The Hanover Insurance Group, Inc.	5,720	683,883

		8,331,746

Internet — 0.8%
CDW Corp.	9,540	770,737

Machinery — Construction & Mining — 1.0%
Terex Corp.	22,140	934,087

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

SMID Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Machinery — Diversified — 0.6%
SPX FLOW, Inc.*	13,860	$606,652

Media — 1.1%
Houghton Mifflin Harcourt Co.*	64,230	491,359
Scholastic Corp.	13,490	597,742

		1,089,101

Mining — 1.3%
Alcoa Corp.*	25,940	1,216,067

Miscellaneous Manufacturing — 1.1%
Trinseo SA	15,260	1,082,697

Office Furnishings — 1.0%
Steelcase, Inc., Class A	72,302	976,077

Oil & Gas — 3.8%
Oasis Petroleum, Inc.*	89,410	1,159,648
QEP Resources, Inc.*	112,980	1,385,135
SM Energy Co.	46,360	1,190,988

		3,735,771

Oil & Gas Services — 6.5%
Dril-Quip, Inc.*	12,620	648,668
Helix Energy Solutions Group, Inc.*	48,720	405,838
HollyFrontier Corp.	18,200	1,245,426
MRC Global, Inc.*	49,240	1,067,031
Oil States International, Inc.*	32,060	1,029,126
RPC, Inc.	58,420	851,179
SRC Energy, Inc.*	96,960	1,068,499

		6,315,767

Packaging and Containers — 1.1%
Graphic Packaging Holding Co.	75,770	1,099,423

Retail — 4.5%
Bloomin’ Brands, Inc.	49,940	1,003,794
BMC Stock Holdings, Inc.*	18,740	390,729
Brinker International, Inc.	5,765	274,414
Burlington Stores, Inc.*	5,395	812,109
Signet Jewelers Ltd.	20,010	1,115,558
The Michaels Cos, Inc.*	43,210	828,336

		4,424,940

Savings & Loans — 1.2%
Sterling Bancorp	47,470	1,115,545

Semiconductors — 2.0%
Cypress Semiconductor Corp.	54,350	846,773
Mellanox Technologies Ltd.*	5,680	478,824
Qorvo, Inc.*	8,204	657,715

		1,983,312

Software — 1.4%
Verint Systems, Inc.*	31,265	1,386,603

Telecommunications — 3.2%
Amdocs Ltd.	14,525	961,410
Anixter International, Inc.*	14,370	909,621

	Number of Shares	Value†

Telecommunications — (continued)
Finisar Corp.*	38,340	$690,120
Infinera Corp.*	56,350	559,555

		3,120,706

Transportation — 2.1%
Atlas Air Worldwide Holdings, Inc.*	14,930	1,070,481
Werner Enterprises, Inc.	24,960	937,248

		2,007,729

TOTAL COMMON STOCKS (Cost $74,050,260)		87,879,776

REAL ESTATE INVESTMENT TRUSTS — 7.6%
Apartments — 3.1%
American Campus Communities, Inc.	21,660	928,781
Camden Property Trust	11,810	1,076,245
Education Realty Trust, Inc.	24,730	1,026,295

		3,031,321

Diversified — 1.3%
STAG lndustrial, Inc.	45,810	1,247,406

Industrial — 0.9%
Gramercy Property Trust	33,192	906,806

Manufactured Homes — 1.2%
Sun Communities, Inc.	11,650	1,140,302

Office Property — 0.8%
Empire State Realty Trust, Inc., Class A	47,913	819,312

Storage & Warehousing — 0.3%
CubeSmart	9,000	289,980

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $7,317,801)		7,435,127

SHORT-TERM INVESTMENTS — 2.2%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $2,129,677)	2,129,677	2,129,677

TOTAL INVESTMENTS — 100.0% (Cost $83,497,738)		$97,444,580

Other Assets & Liabilities — 0.0%		(7,545)

TOTAL NET ASSETS — 100.0%		$97,437,035

†	See Security Valuation Note.
*	Non-income producing security.

PLC — Public Limited Company.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

SMID Cap Value Fund

Country Weightings as of 06/30/2018††
United States	94%
Bermuda	2
Canada	1
Ireland	1
Israel	1
United Kingdom	1

Total	100%

††%	of total investments as of June 30, 2018

Summary of inputs used to value the Fund’s investments as of 06/30/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$87,879,776	$87,879,776	$—	$—
REAL ESTATE INVESTMENT TRUSTS	7,435,127	7,435,127	—	—
SHORT-TERM INVESTMENTS	2,129,677	2,129,677	—	—

TOTAL INVESTMENTS	$97,444,580	$97,444,580	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Small Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 97.1%
Advertising — 0.7%
Yext, Inc.*	37,298	$721,343

Aerospace & Defense — 1.9%
HEICO Corp., Class A	33,775	2,058,586

Apparel — 0.8%
Carter’s, Inc.	7,850	850,861

Auto Parts & Equipment — 0.8%
Visteon Corp.*	6,931	895,762

Banks — 1.4%
Kearny Financial Corp.	47,574	639,870
Texas Capital Bancshares, Inc.*	10,067	921,131

		1,561,001

Biotechnology — 3.7%
AnaptysBio, Inc.*	5,739	407,699
Biohaven Pharmaceutical Holding Co., Ltd.*	13,298	525,537
Insmed, Inc.*	20,190	477,494
Ligand Pharmaceuticals, Inc.*	4,429	917,556
NeoGenomics, Inc.*	74,063	970,966
Puma Biotechnology, Inc.*	7,703	455,632
WaVe Life Sciences Ltd.*	6,929	265,034

		4,019,918

Building Materials — 0.7%
Summit Materials, Inc., Class A*	29,017	761,696

Chemicals — 3.4%
CSW Industrials, Inc.*	23,710	1,253,074
H.B. Fuller Co.	17,455	936,984
Sensient Technologies Corp.	22,458	1,606,870

		3,796,928

Commercial Services — 10.6%
Cambium Learning Group, Inc.*	43,475	484,746
CoStar Group, Inc.*	2,591	1,069,124
Euronet Worldwide, Inc.*	19,583	1,640,468
Gartner, Inc.*	5,627	747,828
Healthcare Services Group, Inc.	20,260	875,030
HealthEquity, Inc.*	10,872	816,487
K12, Inc.*	29,498	482,882
LendingTree, Inc.*	1,211	258,912
MarketAxess Holdings, Inc.	4,372	865,044
MAXIMUS, Inc.	10,103	627,497
ServiceMaster Global Holdings, Inc.*	40,171	2,388,970
WEX, Inc.*	7,347	1,399,457

		11,656,445

Computers — 1.8%
Jack Henry & Associates, Inc.	8,144	1,061,652
Kornit Digital Ltd.*	28,217	502,262
LivePerson, Inc.*	21,497	453,587

		2,017,501

Diversified Financial Services — 3.7%
Financial Engines, Inc.	28,372	1,273,903
LPL Financial Holdings, Inc.	26,701	1,749,983

	Number of Shares	Value†

Diversified Financial Services — (continued)
SLM Corp.*	60,639	$694,317
WisdomTree Investments, Inc.	38,160	346,493

		4,064,696

Electrical Components & Equipment — 2.6%
Belden, Inc.	23,770	1,452,823
EnerSys	11,813	881,722
Novanta, Inc.*	7,860	489,678

		2,824,223

Electronics — 3.4%
CTS Corp.	30,299	1,090,764
National Instruments Corp.	14,557	611,103
OSI Systems, Inc.*	9,022	697,671
Rogers Corp.*	6,683	744,887
Sensata Technologies Holding PLC*	12,711	604,790

		3,749,215

Entertainment — 2.4%
AMC Entertainment Holdings, Inc., Class A	44,054	700,459
Cedar Fair LP	19,532	1,230,711
Manchester United PLC, Class A	32,130	661,878

		2,593,048

Environmental Control — 0.4%
Clean Harbors, Inc.*	7,905	439,123

Food — 0.5%
Hostess Brands, Inc.*	42,485	577,796

Forest Products & Paper — 0.7%
Neenah, Inc.	8,829	749,141

Hand & Machine Tools — 1.2%
Kennametal, Inc.	21,775	781,722
Milacron Holdings Corp.*	29,307	554,782

		1,336,504

Healthcare Products — 7.9%
AngioDynamics, Inc.*	45,750	1,017,480
Bio-Techne Corp.	6,873	1,016,860
Glaukos Corp.*	17,212	699,496
Globus Medical, Inc., Class A*	16,743	844,852
ICU Medical, Inc.*	3,532	1,037,172
Merit Medical Systems, Inc.*	11,879	608,205
Natus Medical, Inc.*	18,703	645,253
Nevro Corp.*	9,202	734,780
STERIS PLC	19,602	2,058,406

		8,662,504

Healthcare Services — 2.1%
Catalent, Inc.*	44,448	1,861,927
U.S. Physical Therapy, Inc.	4,597	441,312

		2,303,239

Home Builders — 0.5%
Thor Industries, Inc.	6,103	594,371

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Small Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Hotels & Resorts — 0.5%
Playa Hotels & Resorts N.V.*	48,349	$522,169

Household Products & Wares — 0.6%
Ontex Group N.V.	30,563	669,843

Insurance — 0.8%
RLI Corp.	14,112	934,073

Internet — 3.2%
ChannelAdvisor Corp.*	27,144	381,373
MakeMyTrip Ltd.*	19,157	692,526
The Trade Desk, Inc., Class A*	9,194	862,397
Zendesk, Inc.*	15,295	833,424
Zillow Group, Inc., Class A*	11,752	702,182

		3,471,902

Machinery — Diversified — 1.5%
Nordson Corp.	6,471	830,941
Wabtec Corp.	8,414	829,452

		1,660,393

Metal Fabricate/Hardware — 1.3%
Rexnord Corp.*	50,782	1,475,725

Miscellaneous Manufacturing — 3.4%
Hillenbrand, Inc.	23,660	1,115,569
ITT, Inc.	17,574	918,593
Proto Labs, Inc.*	5,659	673,138
Standex International Corp.	10,236	1,046,119

		3,753,419

Pharmaceuticals — 8.3%
Amicus Therapeutics, Inc.*	31,480	491,718
DBV Technologies SA ADR*	16,851	325,056
Diplomat Pharmacy, Inc.*	25,940	663,026
Eagle Pharmaceuticals, Inc.*	12,880	974,501
Enanta Pharmaceuticals, Inc.*	3,865	447,953
FibroGen, Inc.*	10,345	647,597
Global Blood Therapeutics, Inc.*	8,116	366,843
GW Pharmaceuticals PLC ADR*	4,370	609,790
Heron Therapeutics, Inc.*	26,886	1,044,521
Heska Corp.*	5,169	536,491
Ironwood Pharmaceuticals, Inc.*	41,173	787,228
Knight Therapeutics, Inc.*	66,568	407,616
Neurocrine Biosciences, Inc.*	9,227	906,460
Prestige Brands Holdings, Inc.*	23,881	916,553

		9,125,353

Publishing / Newspapers — 1.0%
Cimpress N.V.*	7,949	1,152,287

Real Estate — 0.6%
Jones Lang LaSalle, Inc.	4,270	708,777

Retail — 4.2%
Biglari Holdings, Inc., Class B*	2,210	405,513
Casey’s General Stores, Inc.	4,588	482,107

	Number of Shares	Value†

Retail — (continued)
Dunkin’ Brands Group, Inc.	11,852	$818,618
Sally Beauty Holdings, Inc.*	46,502	745,427
Texas Roadhouse, Inc.	10,788	706,722
The Lovesac Co.*	38,198	792,608
Williams-Sonoma, Inc.	11,422	701,082

		4,652,077

Savings & Loans — 0.5%
Pacific Premier Bancorp, Inc.*	13,961	532,612

Semiconductors — 1.9%
ON Semiconductor Corp.*	76,119	1,692,506
Xperi Corp.	23,008	370,429

		2,062,935

Software — 14.3%
ACI Worldwide, Inc.*	20,126	496,509
athenahealth, Inc.*	6,714	1,068,466
Blackbaud, Inc.	20,152	2,064,572
Broadridge Financial Solutions, Inc.	22,285	2,565,004
Cadence Design Systems, Inc.*	38,241	1,656,218
Cision Ltd.*	72,494	1,083,785
Envestnet, Inc.*	21,272	1,168,896
Guidewire Software, Inc.*	9,005	799,464
Instructure, Inc.*	15,416	655,951
RealPage, Inc.*	15,683	864,133
SS&C Technologies Holdings, Inc.	44,731	2,321,539
The Descartes Systems Group, Inc.*	31,248	1,018,029

		15,762,566

Telecommunications — 2.6%
Nice Ltd. ADR*	22,715	2,357,136
Switch, Inc., Class A	37,900	461,243

		2,818,379

Transportation — 1.2%
Landstar System, Inc.	4,055	442,806
Old Dominion Freight Line, Inc.	5,571	829,856

		1,272,662

TOTAL COMMON STOCKS (Cost $72,137,750)		106,809,073

REAL ESTATE INVESTMENT TRUSTS — 0.8%
Diversified — 0.8%
Lamar Advertising Co., Class A (Cost $708,805)	12,840	877,100

RIGHTS — 0.1%
Pharmaceuticals — 0.1%
Dyax Corp. CVR*^,~ (Cost $0)	36,639	122,374

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Small Cap Growth Fund

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 0.8%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $897,183)	897,183	$897,183

TOTAL INVESTMENTS — 98.8% (Cost $73,743,738)		$108,705,730

Other Assets & Liabilities — 1.2%		1,327,253

TOTAL NET ASSETS — 100.0%		$110,032,983

^	Illiquid security. The total market value of illiquid securities at June 30, 2018 is $122,374.
~	Fair valued security. The total market value of fair valued securities at June 30, 2018 is $122,374.
†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

CVR — Contingent Valued Rights.

LP — Limited Partnership.

PLC — Public Limited Company.

Country Weightings as of 06/30/2018††
United States	89%
Israel	3
United Kingdom	3
Canada	2
Belgium	1
India	1
Netherlands	1

Total	100%

††%	of total investments as of June 30, 2018

Summary of inputs used to value the Fund’s investments as of 06/30/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$106,809,073	$106,139,230	$669,843	$—
REAL ESTATE INVESTMENT TRUSTS	877,100	877,100
RIGHTS	122,374	—	122,374	—
SHORT-TERM INVESTMENTS	897,183	897,183	—	—

TOTAL INVESTMENTS	$108,705,730	$107,913,513	$792,217	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period.

An amount of $1,011,200 was transferred from Level 1 into Level 2 at 6/30/18 as the Fund utilized third-party vendor modeling tools to reflect any significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets.

The Fund did not have any transfers in and transfers out of Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of the financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 84.9%
Aerospace & Defense — 1.7%
AAR Corp.	8,113	$377,173
Curtiss-Wright Corp.	8,295	987,271
Kaman Corp.	14,115	983,674
KLX, Inc.*	5,871	422,125
Moog, Inc., Class A	20,563	1,603,092

		4,373,335

Airlines — 0.6%
SkyWest, Inc.	31,986	1,660,073

Apparel — 0.7%
Columbia Sportswear Co.	6,830	624,740
G-III Apparel Group Ltd.*	9,587	425,663
Wolverine World Wide, Inc.	18,845	655,241

		1,705,644

Auto Manufacturers — 0.2%
Navistar International Corp.*	12,583	512,380

Auto Parts & Equipment — 0.5%
American Axle & Manufacturing Holdings, Inc.*	26,356	410,099
Dana, Inc.	30,105	607,820
Standard Motor Products, Inc.	4,547	219,802

		1,237,721

Banks — 17.9%
Ameris Bancorp	23,918	1,276,025
BancorpSouth Bank	37,048	1,220,732
Banner Corp.	33,359	2,005,877
Boston Private Financial Holdings, Inc.	60,247	957,927
Bryn Mawr Bank Corp.	12,735	589,631
CenterState Bank Corp.	57,980	1,728,964
Chemical Financial Corp.	30,650	1,706,285
CoBiz Financial, Inc.	31,814	683,365
Columbia Banking System, Inc.	49,262	2,014,816
Community Bank System, Inc.	26,147	1,544,503
ConnectOne Bancorp, Inc.	35,107	874,164
CVB Financial Corp.	84,734	1,899,736
FB Financial Corp.	9,681	394,210
First Financial Bankshares, Inc.	31,725	1,614,803
First Merchants Corp.	38,501	1,786,446
First Midwest Bancorp, Inc.	48,659	1,239,345
Glacier Bancorp, Inc.	47,436	1,834,824
Great Western Bancorp, Inc.	50,438	2,117,892
Guaranty Bancorp	18,287	544,953
Heritage Financial Corp.	24,113	840,338
Home BancShares, Inc.	45,193	1,019,554
Independent Bank Corp.	22,874	1,793,322
Independent Bank Group, Inc.	23,853	1,593,380
Lakeland Financial Corp.	25,008	1,205,136
LegacyTexas Financial Group, Inc.	51,933	2,026,426
MB Financial, Inc.	7,552	352,678
National Commerce Corp.*	11,018	510,133
Old Line Bancshares, Inc.	3,786	132,169
Pinnacle Financial Partners, Inc.	25,992	1,594,609
Prosperity Bancshares, Inc.	4,834	330,452
Renasant Corp.	42,329	1,926,816

	Number of Shares	Value†

Banks — (continued)
Sandy Spring Bancorp, Inc.	16,261	$666,864
South State Corp.	22,139	1,909,489
Texas Capital Bancshares, Inc.*	15,399	1,409,009
The First of Long Island Corp.	17,586	437,012
Towne Bank	26,562	852,640
TriCo Bancshares	17,280	647,136
Union Bankshares Corp.	13,655	530,906

		45,812,567

Biotechnology — 0.4%
Emergent BioSolutions, Inc.*	17,480	882,565
Myriad Genetics, Inc.*	5,106	190,812

		1,073,377

Building Materials — 0.3%
Eagle Materials, Inc.	6,249	655,958
Summit Materials, Inc., Class A*	8,812	231,315

		887,273

Chemicals — 2.0%
H.B. Fuller Co.	31,256	1,677,822
Ingevity Corp.*	10,243	828,249
Olin Corp.	18,195	522,560
Quaker Chemical Corp.	4,982	771,562
Tronox Ltd., Class A	12,645	248,854
Univar, Inc.*	44,636	1,171,249

		5,220,296

Commercial Services — 3.5%
Aaron’s, Inc.	24,900	1,081,905
ABM Industries, Inc.	30,228	882,053
Adtalem Global Education, Inc.*	16,970	816,257
AMN Healthcare Services, Inc.*	16,307	955,590
ASGN, Inc.*	12,523	979,173
HMS Holdings Corp.*	40,965	885,663
James River Group Holdings Ltd.	28,137	1,105,503
Live Nation Entertainment, Inc.*	44,985	2,184,922

		8,891,066

Computers — 1.9%
CACI International, Inc., Class A*	11,860	1,999,003
Convergys Corp.	38,380	938,007
Mercury Systems, Inc.*	4,104	156,198
NetScout Systems, Inc.*	56,888	1,689,574

		4,782,782

Distribution & Wholesale — 1.0%
Beacon Roofing Supply, Inc.*	36,074	1,537,474
H&E Equipment Services, Inc.	24,654	927,237

		2,464,711

Diversified Financial Services — 1.2%
BrightSphere Investment Group PLC	60,920	868,719
Houlihan Lokey, Inc.	5,362	274,642
Stifel Financial Corp.	31,113	1,625,654
Virtu Financial, Inc., Class A	13,155	349,265

		3,118,280

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electric — 3.5%
ALLETE, Inc.	29,161	$2,257,353
El Paso Electric Co.	277	16,371
IDACORP, Inc.	28,329	2,613,067
PNM Resources, Inc.	48,749	1,896,336
Portland General Electric Co.	54,005	2,309,254

		9,092,381

Electronics — 1.7%
CTS Corp.	30,558	1,100,088
II-VI, Inc.*	27,085	1,176,843
Tech Data Corp.*	12,886	1,058,199
Watts Water Technologies, Inc., Class A	13,895	1,089,368

		4,424,498

Engineering & Construction — 1.5%
EMCOR Group, Inc.	14,310	1,090,136
Granite Construction, Inc.	12,977	722,300
Hudson Ltd., Class A*	25,784	450,962
TopBuild Corp.*	18,814	1,473,889

		3,737,287

Entertainment — 1.4%
Eldorado Resorts, Inc.*	42,036	1,643,608
Marriott Vacations Worldwide Corp.	6,800	768,128
Penn National Gaming, Inc.*	10,031	336,941
Red Rock Resorts, Inc., Class A	27,055	906,342

		3,655,019

Environmental Control — 0.7%
Advanced Disposal Services, Inc.*	36,377	901,422
U.S. Ecology, Inc.	13,819	880,270

		1,781,692

Food — 1.5%
Hostess Brands, Inc.*	70,992	965,491
Performance Food Group Co.*	13,710	503,157
Simply Good Foods Co.*	109,504	1,581,238
SpartanNash Co.	6,616	168,841
United Natural Foods, Inc.*	15,458	659,438

		3,878,165

Gas — 1.9%
Chesapeake Utilities Corp.	12,166	972,672
New Jersey Resources Corp.	42,829	1,916,598
South Jersey Industries, Inc.	60,012	2,008,601

		4,897,871

Healthcare Products — 2.1%
Avanos Medical, Inc.*	28,962	1,658,074
CONMED Corp.	17,479	1,279,463
Integra LifeSciences Holdings Corp.*	14,050	904,960
Orthofix International N.V.*	12,725	723,035
Wright Medical Group N.V.*	28,298	734,616

		5,300,148

	Number of Shares	Value†

Healthcare Services — 0.8%
Acadia Healthcare Co., Inc.*	18,910	$773,608
Almost Family, Inc.*	0	0
Syneos Health, Inc.*	27,582	1,293,596

		2,067,204

Home Builders — 1.0%
Foundation Building Materials, Inc.*	36,320	558,602
Meritage Homes Corp.*	9,016	396,253
Tailored Brands, Inc.	19,128	488,147
Taylor Morrison Home Corp., Class A*	40,389	839,283
William Lyon Homes, Class A*	8,367	194,114

		2,476,399

Household Products & Wares — 0.1%
Central Garden & Pet Co., Class A*	4,403	178,189

Insurance — 4.6%
AMERISAFE, Inc.	11,580	668,745
CNO Financial Group, Inc.	96,202	1,831,686
Enstar Group Ltd.*	5,394	1,118,176
Kinsale Capital Group, Inc.	22,254	1,220,855
MGIC Investment Corp.*	164,939	1,768,146
Primerica, Inc.	13,113	1,306,055
ProAssurance Corp.	20,085	712,013
RLI Corp.	18,849	1,247,615
Selective Insurance Group, Inc.	33,233	1,827,815

		11,701,106

Internet — 1.1%
Cars.com, Inc.*	34,867	989,874
Chegg, Inc.*	30,915	859,128
Imperva, Inc.*	18,149	875,689

		2,724,691

Investment Companies — 0.1%
Golub Capital BDC, Inc.	12,908	236,216

Iron & Steel — 1.7%
Allegheny Technologies, Inc.*	72,114	1,811,503
Carpenter Technology Corp.	20,521	1,078,789
Cleveland-Cliffs, Inc.*	51,383	433,159
Commercial Metals Co.	54,117	1,142,410

		4,465,861

Leisure Time — 0.2%
Callaway Golf Co.	33,938	643,804

Lodging — 0.8%
Boyd Gaming Corp.	22,121	766,714
Extended Stay America, Inc.	35,558	768,408
Hilton Grand Vacations, Inc.*	15,244	528,967

		2,064,089

Machinery — Construction & Mining — 0.3%
Terex Corp.	20,574	868,017

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Machinery — Diversified — 0.8%
Cactus, Inc., Class A*	35,932	$1,214,142
Tennant Co.	10,171	803,509

		2,017,651

Media — 0.6%
Nexstar Media Group, Inc., Class A	12,794	939,080
TEGNA, Inc.	68,250	740,512

		1,679,592

Metal Fabricate/Hardware — 2.3%
CIRCOR International, Inc.	21,937	810,791
Mueller Water Products, Inc., Class A	73,307	859,158
RBC Bearings, Inc.*	7,016	903,731
Rexnord Corp.*	70,781	2,056,896
TriMas Corp.*	44,800	1,317,120

		5,947,696

Mining — 0.3%
Century Aluminum Co.*	9,165	144,349
Constellium N.V., Class A*	55,607	572,752
Kaiser Aluminum Corp.	815	84,850

		801,951

Miscellaneous Manufacturing — 1.2%
Federal Signal Corp.	51,917	1,209,147
ITT, Inc.	27,335	1,428,801
Movado Group, Inc.	5,368	259,274
Trinseo SA	1,852	131,399

		3,028,621

Oil & Gas — 5.3%
Callon Petroleum Co.*	191,911	2,061,124
Centennial Resource Development, Inc., Class A*	34,338	620,144
Delek US Holdings, Inc.	25,191	1,263,832
Matador Resources Co.*	24,119	724,776
Nabors Industries Ltd.	179,254	1,149,018
Oasis Petroleum, Inc.*	111,498	1,446,129
PBF Energy, Inc. Class A	13,580	569,409
PDC Energy, Inc.*	33,704	2,037,407
WildHorse Resource Development Corp.*	48,557	1,231,406
WPX Energy, Inc.*	136,854	2,467,478

		13,570,723

Oil & Gas Services — 1.0%
C&J Energy Services, Inc.*	30,387	717,133
NCS Multistage Holdings, Inc.*	20,152	292,809
SRC Energy, Inc.*	139,245	1,534,480

		2,544,422

Real Estate — 0.6%
Kennedy-Wilson Holdings, Inc.	69,728	1,474,747

Retail — 3.0%
Abercrombie & Fitch Co., Class A	12,469	305,241
American Eagle Outfitters, Inc.	18,577	431,915
Ascena Retail Group, Inc.*	81,542	324,945

	Number of Shares	Value†

Retail — (continued)
At Home Group, Inc.*	17,542	$686,769
Bed Bath & Beyond, Inc.	15,595	310,730
Burlington Stores, Inc.*	13,589	2,045,552
Del Taco Restaurants, Inc.*	19,000	269,420
Dillard’s, Inc., Class A	2,877	271,877
Dine Brands Global, Inc.	11,634	870,223
Genesco, Inc.*	3,786	150,304
Guess?, Inc.	20,879	446,811
Jack in the Box, Inc.	4,571	389,084
Rite Aid Corp.*	148,759	257,353
The Children’s Place, Inc.	6,226	752,101
Zumiez, Inc.*	4,049	101,428

		7,613,753

Savings & Loans — 2.5%
Brookline Bancorp, Inc.	51,079	950,069
Flushing Financial Corp.	28,450	742,545
OceanFirst Financial Corp.	38,183	1,143,963
Provident Financial Services, Inc.	40,218	1,107,202
Washington Federal, Inc.	45,444	1,486,019
WSFS Financial Corp.	19,444	1,036,365

		6,466,163

Semiconductors — 2.2%
Cree, Inc.*	40,773	1,694,934
Entegris, Inc.	43,922	1,488,956
Lattice Semiconductor Corp.*	137,217	900,143
Semtech Corp.*	24,786	1,166,181
Synaptics, Inc.*	7,830	394,397

		5,644,611

Software — 3.3%
Acxiom Corp.*	23,300	697,835
Allscripts Healthcare Solutions, Inc.*	133,337	1,600,044
CommVault Systems, Inc.*	22,741	1,497,495
Cornerstone OnDemand, Inc.*	27,492	1,303,946
Monotype Imaging Holdings, Inc.	32,888	667,626
SYNNEX Corp.	9,555	922,153
Verint Systems, Inc.*	40,010	1,774,443

		8,463,542

Storage & Warehousing — 0.4%
Mobile Mini, Inc.	20,543	963,467

Telecommunications — 2.0%
Anixter International, Inc.*	13,614	861,766
Ciena Corp.*	53,103	1,407,760
Extreme Networks, Inc.*	59,336	472,315
Knowles Corp.*	33,512	512,734
Viavi Solutions, Inc.*	180,053	1,843,743

		5,098,318

Transportation — 2.5%
Air Transport Services Group, Inc.*	60,536	1,367,508
Echo Global Logistics, Inc.*	8,372	244,881
Golar LNG Ltd.	60,417	1,779,885
Marten Transport Ltd.	19,354	453,851

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Saia, Inc.*	14,813	$1,197,631
XPO Logistics, Inc.*	12,748	1,277,095

		6,320,851

TOTAL COMMON STOCKS (Cost $176,970,391)		217,568,250

REAL ESTATE INVESTMENT TRUSTS — 10.8%
Apartments — 0.0%
Preferred Apartment Communities, Inc., Class A	2,259	38,380

Building & Real Estate — 0.5%
PennyMac Mortgage Investment Trust	60,401	1,147,015

Diversified — 1.0%
Blackstone Mortgage Trust, Inc., Class A	29,674	932,654
PS Business Parks, Inc.	12,424	1,596,484

		2,529,138

Diversified Financial Services — 0.5%
Granite Point Mortgage Trust, Inc.	74,601	1,368,928

Healthcare — 1.2%
Healthcare Realty Trust, Inc.	34,106	991,803
National Health Investors, Inc.	28,381	2,091,112

		3,082,915

Hotels & Resorts — 3.1%
Chatham Lodging Trust	4,900	103,978
Chesapeake Lodging Trust	90,568	2,865,572
Pebblebrook Hotel Trust	77,613	3,011,384
RLJ Lodging Trust	92,292	2,035,039

		8,015,973

Industrial — 0.8%
CyrusOne, Inc.	36,951	2,156,460

Office Property — 1.4%
Columbia Property Trust, Inc.	103,722	2,355,527
Hudson Pacific Properties, Inc.	33,807	1,197,782

		3,553,309

Real Estate Investment Trusts — 0.5%
Two Harbors Investment Corp.	83,558	1,320,216

Storage & Warehousing — 0.9%
Life Storage, Inc.	22,411	2,180,814

Strip Centers — 0.9%
Acadia Realty Trust	81,683	2,235,664

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $24,544,284)		27,628,812

	Number of Shares	Value†
EXCHANGE TRADED FUNDS — 0.5%
iShares Russell 2000 Value ETF (Cost $1,162,445)	8,995	$1,186,620

SHORT-TERM INVESTMENTS — 3.7%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $9,583,466)	9,583,466	9,583,466

TOTAL INVESTMENTS — 99.9% (Cost $212,260,586)		$255,967,148

Other Assets & Liabilities — 0.1%		347,371

TOTAL NET ASSETS — 100.0%		$256,314,519

†	See Security Valuation Note.
*	Non-income producing security.
PLC	— Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 06/30/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$217,568,250	$217,568,250	$—	$—
REAL ESTATE INVESTMENT TRUSTS	27,628,812	27,628,812	—	—
EXCHANGE TRADED FUNDS	1,186,620	1,186,620	—	—
SHORT-TERM INVESTMENTS	9,583,466	9,583,466	—	—

TOTAL INVESTMENTS	$255,967,148	$255,967,148	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — 90.6%
Advertising — 0.1%
Adesto Technologies Corp.*	1,000	$8,400
Clear Channel Outdoor Holdings, Inc., Class A	600	2,580
MDC Partners, Inc., Class A*	1,800	8,280
Telaria, Inc.*	2,300	9,292
Yext, Inc.*	3,100	59,954

		88,506

Aerospace & Defense — 0.9%
AAR Corp.	1,269	58,996
Aerojet Rocketdyne Holdings, Inc.*	2,740	80,802
Aerovironment, Inc.*	718	51,287
Astronics Corp.*	779	28,021
Cubic Corp.	969	62,210
Ducommun, Inc.*	400	13,236
Esterline Technologies Corp.*	1,040	76,752
Kaman Corp.	1,048	73,035
KLX, Inc.*	2,000	143,800
Kratos Defense & Security Solutions, Inc.*	3,222	37,085
Moog, Inc., Class A	1,191	92,850
National Presto Industries, Inc.	146	18,104
Triumph Group, Inc.	2,000	39,200

		775,378

Agriculture — 0.3%
22nd Century Group, Inc.*	3,700	9,102
Alico, Inc.	151	4,787
Cadiz, Inc.*	800	10,480
Limoneira Co.	600	14,766
Tejon Ranch Co.*	825	20,047
The Andersons, Inc.	1,132	38,714
Turning Point Brands, Inc.	300	9,570
Universal Corp.	955	63,078
Vector Group Ltd.	3,799	72,485

		243,029

Airlines — 0.4%
Allegiant Travel Co.	501	69,614
Hawaiian Holdings, Inc.	2,026	72,835
SkyWest, Inc.	1,981	102,814
Spirit Airlines, Inc.*	2,600	94,510

		339,773

Apparel — 0.7%
Crocs, Inc.*	2,900	51,069
Deckers Outdoor Corp.*	1,200	135,468
G-III Apparel Group Ltd.*	1,708	75,835
Oxford Industries, Inc.	608	50,452
Perry Ellis International, Inc.*	414	11,248
Rocky Brands, Inc.	400	12,000
Steven Madden Ltd.	2,349	124,732
Superior Group of Cos, Inc.	500	10,355
Unifi, Inc.*	660	20,922
Weyco Group, Inc.	200	7,280
Wolverine World Wide, Inc.	3,582	124,546

		623,907

	Number of Shares	Value†

Auto Manufacturers — 0.2%
Blue Bird Corp.*	400	$8,940
Navistar International Corp.*	1,800	73,296
REV Group, Inc.	1,000	17,010
Wabash National Corp.	2,300	42,918

		142,164

Auto Parts & Equipment — 1.0%
American Axle & Manufacturing Holdings, Inc.*	4,216	65,601
Commercial Vehicle Group, Inc.*	1,000	7,340
Cooper Tire & Rubber Co.	2,049	53,889
Cooper-Standard Holdings, Inc.*	700	91,469
Dana, Inc.	5,496	110,964
Dorman Products, Inc.*	1,092	74,595
Douglas Dynamics, Inc.	900	43,200
Gentherm, Inc.*	1,468	57,692
Meritor, Inc.*	3,045	62,636
Miller Industries, Inc.	443	11,319
Modine Manufacturing Co.*	2,077	37,905
Motorcar Parts of America, Inc.*	700	13,097
Spartan Motors, Inc.	1,500	22,650
Standard Motor Products, Inc.	900	43,506
Superior Industries International, Inc.	1,119	20,030
Tenneco, Inc.	1,900	83,524
Titan International, Inc.	1,913	20,526
Tower International, Inc.	800	25,440

		845,383

Banks — 9.3%
1st Constitution Bancorp	400	9,160
1st Source Corp.	688	36,760
Access National Corp.	399	11,411
ACNB Corp.	300	10,215
Allegiance Bancshares, Inc.*	500	21,675
American National Bankshares, Inc.	400	16,000
Ameris Bancorp	1,447	77,197
Ames National Corp.	299	9,224
Arrow Financial Corp.	400	14,560
Atlantic Capital Bancshares, Inc.*	800	15,720
BancFirst Corp.	620	36,704
Banco Latinoamericano de Comercio Exterior S.A.	1,110	27,317
BancorpSouth Bank	3,649	120,235
Bank of Commerce Holdings	900	11,475
Bank of Marin Bancorp	290	23,447
Bank of Princeton*	300	9,975
Bankwell Financial Group, Inc.	300	9,645
Banner Corp.	1,200	72,156
Bar Harbor Bankshares	597	18,083
Baycom Corp.*	400	9,900
BCB Bancorp, Inc.	700	10,500
Blue Hills Bancorp, Inc.	1,100	24,420
Boston Private Financial Holdings, Inc.	3,358	53,392
Bridge Bancorp, Inc.	707	25,417
Bryn Mawr Bank Corp.	732	33,892
Business First Bancshares, Inc.	400	10,540

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
Byline Bancorp, Inc.*	600	$13,404
C&F Financial Corp.	200	12,510
Cadence BanCorp	1,800	51,966
Cambridge Bancorp	100	8,654
Camden National Corp.	539	24,638
Capital City Bank Group, Inc.	269	6,356
Capstar Financial Holdings, Inc.*	500	9,265
Carolina Financial Corp.	800	34,336
Cass Information Systems, Inc.	499	34,341
Cathay General Bancorp	2,950	119,445
CB Financial Services, Inc.	300	10,320
CBTX, Inc.	700	23,135
CenterState Bank Corp.	3,199	95,394
Central Pacific Financial Corp.	1,100	31,515
Central Valley Community Bancorp	400	8,464
Century Bancorp, Inc., Class A	69	5,272
Chemical Financial Corp.	2,700	150,309
Chemung Financial Corp.	200	10,022
Citizens & Northern Corp.	356	9,206
City Holding Co.	548	41,226
Civista Bancshares, Inc.	400	9,696
CNB Financial Corp.	474	14,248
CoBiz Financial, Inc.	1,500	32,220
Codorus Valley Bancorp, Inc.	441	13,530
Columbia Banking System, Inc.	2,768	113,211
Community Bank System, Inc.	1,837	108,512
Community Trust Bancorp, Inc.	483	24,126
ConnectOne Bancorp, Inc.	1,060	26,394
County Bancorp, Inc.	300	8,250
Customers Bancorp, Inc.*	980	27,812
CVB Financial Corp.	3,992	89,501
Eagle Bancorp, Inc.*	1,173	71,905
Enterprise Bancorp, Inc.	313	12,655
Enterprise Financial Services Corp.	782	42,189
Equity Bancshares, Inc., Class A*	500	20,740
Esquire Financial Holdings, Inc.*	300	7,917
Evans Bancorp, Inc.	200	9,220
Farmers & Merchants Bancorp, Inc.	400	16,140
Farmers Capital Bank Corp.	300	15,630
Farmers National Banc Corp.	1,100	17,545
FB Financial Corp.	500	20,360
Fidelity D&D Bancorp, Inc.	100	6,199
Fidelity Southern Corp.	907	23,047
Financial Institutions, Inc.	440	14,476
First Bancorp	1,124	45,983
First BanCorp Puerto Rico*	8,200	62,730
First Bancorp, Inc.	434	12,247
First Bank/Hamilton NJ	800	11,120
First Busey Corp.	1,713	54,336
First Business Financial Services, Inc.	400	10,400
First Choice Bancorp	300	9,168
First Commonwealth Financial Corp.	3,721	57,713
First Community Bancshares, Inc.	626	19,944
First Community Corp.	400	10,040
First Connecticut Bancorp, Inc.	659	20,165

	Number of Shares	Value†

Banks — (continued)
First Financial Bancorp	3,782	$115,918
First Financial Bankshares, Inc.	2,452	124,807
First Financial Corp.	480	21,768
First Foundation, Inc.*	1,200	22,248
First Internet Bancorp	300	10,230
First Interstate BancSystem, Inc., Class A	1,287	54,311
First Merchants Corp.	1,938	89,923
First Mid-Illinois Bancshares, Inc.	500	19,650
First Midwest Bancorp, Inc.	4,014	102,237
First Northwest Bancorp*	500	7,985
First United Corp.	400	8,180
FNB Bancorp*	300	11,001
Franklin Financial Network, Inc.*	400	15,040
Fulton Financial Corp.	6,403	105,649
German American Bancorp, Inc.	738	26,457
Glacier Bancorp, Inc.	3,221	124,588
Great Southern Bancorp, Inc.	471	26,941
Great Western Bancorp, Inc.	2,300	96,577
Green Bancorp, Inc.	700	15,120
Guaranty Bancorp	1,000	29,800
Guaranty Bancshares, Inc.	300	9,882
Hancock Whitney Corp.	3,272	152,639
Hanmi Financial Corp.	1,213	34,389
HarborOne Bancorp, Inc.*	600	11,364
Heartland Financial USA, Inc.	1,117	61,267
Heritage Commerce Corp.	1,200	20,388
Heritage Financial Corp.	1,130	39,381
Home BancShares, Inc.	6,235	140,662
Hope Bancorp, Inc.	5,067	90,345
Horizon Bancorp, Inc.	1,350	27,932
Howard Bancorp, Inc.*	500	9,000
IBERIABANK Corp.	2,146	162,667
Independent Bank Corp.	1,071	83,966
Independent Bank Corp.	800	20,400
Independent Bank Group, Inc.	800	53,440
International Bancshares Corp.	2,125	90,950
Investar Holding Corp.	300	8,295
Kearny Financial Corp.	3,945	53,060
Lakeland Bancorp, Inc.	1,711	33,963
Lakeland Financial Corp.	891	42,937
LCNB Corp.	400	7,880
LegacyTexas Financial Group, Inc.	1,866	72,811
Live Oak Bancshares, Inc.	900	27,585
Luther Burbank Corp.	800	9,204
Macatawa Bank Corp.	1,300	15,782
MB Financial, Inc.	3,084	144,023
MBT Financial Corp.	900	9,585
Mercantile Bank Corp.	700	25,872
Merchants Bancorp	600	17,118
Metropolitan Bank Holding Corp.*	200	10,496
Mid Penn Bancorp, Inc.	300	10,470
Middlefield Banc Corp.	200	10,140
Midland States Bancorp, Inc.	900	30,834
MidSouth Bancorp, Inc.	700	9,275
MidWestOne Financial Group, Inc.	400	13,512

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
MVB Financial Corp.	500	$9,025
National Bankshares, Inc.	319	14,802
National Commerce Corp.*	600	27,780
NBT Bancorp, Inc.	1,669	63,672
Nicolet Bankshares, Inc.*	300	16,533
Northeast Bancorp	300	6,540
Northrim BanCorp, Inc.	300	11,865
Norwood Financial Corp.	300	10,806
OFG Bancorp	1,810	25,431
Ohio Valley Banc Corp.	200	10,490
Old Line Bancshares, Inc.	700	24,437
Old National Bancorp	5,761	107,155
Old Second Bancorp, Inc.	800	11,520
OP Bancorp*	700	8,904
Opus Bank	700	20,090
Origin Bancorp, Inc.	600	24,564
Orrstown Financial Services, Inc.	400	10,400
Pacific Mercantile Bancorp*	800	7,800
Park National Corp.	524	58,384
Parke Bancorp, Inc.	400	9,460
PCSB Financial Corp.	700	13,909
Peapack Gladstone Financial Corp.	636	21,999
Penns Woods Bancorp, Inc.	268	12,001
People’s Utah Bancorp	600	21,420
Peoples Bancorp, Inc.	572	21,610
Peoples Financial Services Corp.	300	14,106
Preferred Bank	500	30,730
Premier Financial Bancorp, Inc.	550	10,269
QCR Holdings, Inc.	400	18,980
RBB Bancorp	600	19,272
Reliant Bancorp, Inc.	400	11,220
Renasant Corp.	1,835	83,529
Republic Bancorp, Inc., Class A	387	17,531
Republic First Bancorp, Inc.*	1,700	13,345
S&T Bancorp, Inc.	1,259	54,439
Sandy Spring Bancorp, Inc.	1,350	55,363
SB One Bancorp	400	11,880
Seacoast Banking Corp of Florida*	1,840	58,107
ServisFirst Bancshares, Inc.	1,800	75,114
Shore Bancshares, Inc.	600	11,412
Sierra Bancorp	612	17,283
Simmons First National Corp., Class A	3,496	104,530
SmartFinancial, Inc.*	400	10,304
South State Corp.	1,380	119,025
Southern First Bancshares, Inc.*	300	13,260
Southern National Bancorp of Virginia, Inc.	600	10,704
Southside Bancshares, Inc.	1,271	42,807
State Bank Financial Corp.	1,500	50,100
Sterling Bancorp, Inc.	700	9,352
Stock Yards Bancorp, Inc.	767	29,261
Summit Financial Group, Inc.	400	10,736
The Bancorp, Inc.*	1,512	15,816
The Bank of NT Butterfield & Son Ltd.	2,100	96,012
The Community Financial Corp.	100	3,536
The First Bancshares, Inc.	500	17,975

	Number of Shares	Value†

Banks — (continued)
The First of Long Island Corp.	889	$22,092
Tompkins Financial Corp.	558	47,921
Towne Bank	2,577	82,722
TriCo Bancshares	804	30,110
TriState Capital Holdings, Inc.*	1,000	26,100
Triumph Bancorp, Inc.*	900	36,675
TrustCo Bank Corp.	3,252	28,943
Trustmark Corp.	2,630	85,817
UMB Financial Corp.	1,781	135,766
Union Bankshares Corp.	2,508	97,511
Union Bankshares, Inc.rrisville VT	100	5,190
United Bankshares, Inc.	3,856	140,358
United Community Banks, Inc.	2,978	91,335
Unity Bancorp, Inc.	400	9,100
Univest Corp. of Pennsylvania	1,087	29,893
Valley National Bancorp	12,335	149,994
Veritex Holdings, Inc.*	900	27,963
Walker & Dunlop, Inc.	1,100	61,215
Washington Trust Bancorp, Inc.	570	33,117
WesBanco, Inc.	1,623	73,100
West Bancorporation, Inc.	778	19,567
Westamerica Bancorporation	973	54,984
Western New England Bancorp, Inc.	1,000	11,000

		7,975,179

Beverages — 0.3%
Coca-Cola Bottling Co. Consolidated	174	23,513
Craft Brew Alliance, Inc.*	700	14,455
Farmer Brothers Co.*	204	6,232
MGP Ingredients, Inc.	500	44,405
National Beverage Corp.*	442	47,250
Primo Water Corp.*	1,000	17,490
The Boston Beer Co., Inc., Class A*	327	98,002

		251,347

Biotechnology — 4.7%
Abeona Therapeutics, Inc.*	900	14,400
ACADIA Pharmaceuticals, Inc.*	3,800	58,026
Acceleron Pharma, Inc.*	1,400	67,928
Achillion Pharmaceuticals, Inc.*	4,300	12,169
Acorda Therapeutics, Inc.*	1,731	49,680
Aduro Biotech, Inc.*	2,800	19,600
Adverum Biotechnologies, Inc.*	2,100	11,130
Agenus, Inc.*	3,200	7,264
Albireo Pharma, Inc.*	300	10,650
Alder Biopharmaceuticals, Inc.*	2,400	37,920
AMAG Pharmaceuticals, Inc.*	1,456	28,392
AnaptysBio, Inc.*	700	49,728
ANI Pharmaceuticals, Inc.*	300	20,040
Arbutus Biopharma Corp.*	1,300	9,490
Ardelyx, Inc.*	1,400	5,180
Arena Pharmaceuticals, Inc.*	1,850	80,660
ArQule, Inc.*	3,300	18,249
Arrowhead Pharmaceuticals, Inc.*	3,300	44,880
Assembly Biosciences, Inc.*	700	27,447
Atara Biotherapeutics, Inc.*	1,600	58,800

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Biotechnology — (continued)
Athersys, Inc.*	3,600	$7,092
Audentes Therapeutics, Inc.*	1,200	45,852
AVEO Pharmaceuticals, Inc.*	3,900	8,814
Avid Bioservices, Inc.*	2,700	10,584
Bellicum Pharmaceuticals, Inc.*	900	6,642
BioCryst Pharmaceuticals, Inc.*	2,900	16,617
Biohaven Pharmaceutical Holding Co., Ltd.*	1,200	47,424
BioTime, Inc.*	3,100	6,386
Blueprint Medicines Corp.*	1,600	101,568
Calyxt, Inc.*	300	5,601
Cambrex Corp.*	1,267	66,264
CASI Pharmaceuticals, Inc.*	1,600	13,168
Cellular Biomedicine Group, Inc.*	600	11,730
Clearside Biomedical, Inc.*	1,300	13,897
Cohbar, Inc.*	1,100	7,205
Coherus Biosciences, Inc.*	1,900	26,600
Corium International, Inc.*	900	7,209
Corvus Pharmaceuticals, Inc.*	700	7,686
Cue Biopharma, Inc.*	700	8,302
Cymabay Therapeutics, Inc.*	2,300	30,866
Cytokinetics, Inc.*	1,400	11,620
CytomX Therapeutics, Inc.*	1,500	34,290
Deciphera Pharmaceuticals, Inc.*	300	11,805
Denali Therapeutics, Inc.*	600	9,150
Dermira, Inc.*	1,500	13,800
Dicerna Pharmaceuticals, Inc.*	1,700	20,825
Dynavax Technologies Corp.*	2,320	35,380
Editas Medicine, Inc.*	1,700	60,911
Eloxx Pharmaceuticals, Inc.*	800	13,656
Emergent BioSolutions, Inc.*	1,658	83,712
Endocyte, Inc.*	2,500	34,500
Enzo Biochem, Inc.*	1,800	9,342
Epizyme, Inc.*	2,200	29,810
Fate Therapeutics, Inc.*	2,000	22,680
Five Prime Therapeutics, Inc.*	1,100	17,391
Fortress Biotech, Inc.*	500	1,490
Foundation Medicine, Inc.*	618	84,481
Geron Corp.*	6,550	22,467
GlycoMimetics, Inc.*	1,300	20,969
Halozyme Therapeutics, Inc.*	4,489	75,729
Harvard Bioscience, Inc.*	1,900	10,165
Helius Medical Technologies, Inc.*	800	7,616
Homology Medicines, Inc.*	500	10,200
Idera Pharmaceuticals, Inc.*	5,700	7,524
ImmunoGen, Inc.*	4,863	47,317
Immunomedics, Inc.*	5,036	119,202
Innovate Biopharmaceuticals, Inc.*	500	11,785
Innoviva, Inc.*	2,800	38,640
Inovio Pharmaceuticals, Inc.*	2,500	9,800
Insmed, Inc.*	2,800	66,220
Intellia Therapeutics, Inc.*	1,300	35,568
Intercept Pharmaceuticals, Inc.*	800	67,128
Intrexon Corp.*	2,700	37,638
Iovance Biotherapeutics, Inc.*	3,100	39,680
Karyopharm Therapeutics, Inc.*	1,900	32,281

	Number of Shares	Value†

Biotechnology — (continued)
Kura Oncology, Inc.*	700	$12,740
Lexicon Pharmaceuticals, Inc.*	1,760	21,120
Ligand Pharmaceuticals, Inc.*	844	174,851
Loxo Oncology, Inc.*	1,000	173,480
MacroGenics, Inc.*	1,300	26,845
Momenta Pharmaceuticals, Inc.*	2,682	54,847
Myriad Genetics, Inc.*	2,500	93,425
NeoGenomics, Inc.*	1,700	22,287
NewLink Genetics Corp.*	700	3,332
Novavax, Inc.*	16,229	21,747
Omeros Corp.*	1,900	34,466
Organovo Holdings, Inc.*	4,900	6,860
Pacific Biosciences of California, Inc.*	3,200	11,360
Palatin Technologies, Inc.*	10,300	9,989
Paratek Pharmaceuticals, Inc.*	900	9,180
PDL BioPharma, Inc.*	6,217	14,548
Pieris Pharmaceuticals, Inc.*	1,300	6,591
PolarityTE, Inc.*	300	7,062
Prothena Corp. PLC*	1,400	20,412
PTC Therapeutics, Inc.*	1,800	60,714
Puma Biotechnology, Inc.*	1,100	65,065
REGENXBIO, Inc.*	1,100	78,925
Repligen Corp.*	1,500	70,560
Retrophin, Inc.*	1,500	40,890
Rigel Pharmaceuticals, Inc.*	6,090	17,235
RTI Surgical, Inc.*	2,035	9,361
Sangamo Therapeutics, Inc.*	3,903	55,423
Savara, Inc.*	1,000	11,320
Selecta Biosciences, Inc.*	300	3,975
Senseonics Holdings, Inc.*	2,500	10,275
Sienna Biopharmaceuticals, Inc.*	600	9,114
Solid Biosciences, Inc.*	400	14,252
Spark Therapeutics, Inc.*	1,200	99,312
Spectrum Pharmaceuticals, Inc.*	3,814	79,941
Stemline Therapeutics, Inc.*	1,000	16,050
The Medicines Co.*	2,592	95,126
Theravance Biopharma, Inc.*	1,500	34,020
Tocagen, Inc.*	1,000	9,340
Ultragenyx Pharmaceutical, Inc.*	1,800	138,366
Veracyte, Inc.*	800	7,472
Verastem, Inc.*	2,000	13,760
Vericel Corp.*	1,400	13,580
Viking Therapeutics, Inc.*	1,700	16,133
WaVe Life Sciences Ltd.*	700	26,775
ZIOPHARM Oncology, Inc.*	4,627	13,974

		3,972,012

Building Materials — 1.6%
AAON, Inc.	1,585	52,701
Apogee Enterprises, Inc.	1,043	50,241
Armstrong Flooring, Inc.*	1,000	14,040
Boise Cascade Co.	1,400	62,580
Builders FirstSource, Inc.*	4,173	76,324
Caesarstone Ltd.	1,000	15,100
Comfort Systems USA, Inc.	1,327	60,777

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Building Materials — (continued)
Continental Building Products, Inc.*	1,500	$47,325
Forterra, Inc.*	900	8,757
Gibraltar Industries, Inc.*	1,201	45,038
Griffon Corp.	1,256	22,357
JELD-WEN Holding, Inc.*	2,600	74,334
Louisiana-Pacific Corp.	5,594	152,269
Masonite International Corp.*	1,100	79,035
NCI Building Systems, Inc.*	1,664	34,944
Patrick Industries, Inc.*	975	55,429
PGT Innovations, Inc.*	1,700	35,445
Quanex Building Products Corp.	1,425	25,579
Simpson Manufacturing Co., Inc.	1,585	98,571
Summit Materials, Inc., Class A*	4,105	107,756
Trex Co., Inc.*	2,324	145,459
Universal Forest Products, Inc.	2,349	86,020
US Concrete, Inc.*	600	31,500

		1,381,581

Chemicals — 1.9%
A. Schulman, Inc.	1,188	52,866
AdvanSix, Inc.*	1,200	43,956
AgroFresh Solutions, Inc.*	1,400	9,814
American Vanguard Corp.	1,078	24,740
Balchem Corp.	1,205	118,259
Codexis, Inc.*	1,600	23,040
CSW Industrials, Inc.*	600	31,710
Ferro Corp.*	3,238	67,512
GCP Applied Technologies, Inc.*	2,700	78,165
H.B. Fuller Co.	1,980	106,286
Hawkins, Inc.	449	15,872
Ingevity Corp.*	1,600	129,376
Innophos Holdings, Inc.	796	37,890
Innospec, Inc.	900	68,895
Intrepid Potash, Inc.*	3,700	15,170
KMG Chemicals, Inc.	500	36,890
Kraton Corp.*	1,241	57,260
Kronos Worldwide, Inc.	900	20,277
Landec Corp.*	1,218	18,148
Minerals Technologies, Inc.	1,328	100,065
Oil-Dri Corp of America	97	4,088
OMNOVA Solutions, Inc.*	1,268	13,187
PolyOne Corp.	3,155	136,359
PQ Group Holdings, Inc.*	1,100	19,800
Quaker Chemical Corp.	511	79,138
Rayonier Advanced Materials, Inc.	1,900	32,471
Sensient Technologies Corp.	1,658	118,630
Stepan Co.	808	63,032
Tronox Ltd., Class A	3,400	66,912

		1,589,808

Coal — 0.4%
Arch Coal, Inc., Class A	800	62,744
Cloud Peak Energy, Inc.*	2,900	10,121
CONSOL Energy, Inc.*	1,100	42,185
Peabody Energy Corp.	3,100	140,988

	Number of Shares	Value†

Coal — (continued)
SunCoke Energy, Inc.*	2,341	$31,369
Warrior Met Coal, Inc.	1,300	35,841

		323,248

Commercial Services — 5.0%
Aaron’s, Inc.	2,700	117,315
ABM Industries, Inc.	2,539	74,088
Acacia Research Corp.*	1,880	7,802
Adtalem Global Education, Inc.*	2,400	115,440
Alarm.com Holdings, Inc.*	1,200	48,456
American Public Education, Inc.*	755	31,786
AMN Healthcare Services, Inc.*	1,809	106,007
ASGN, Inc.*	1,952	152,627
Avis Budget Group, Inc.*	2,700	87,750
B. Riley Financial, Inc.	500	11,275
Barrett Business Services, Inc.	342	33,027
Cambium Learning Group, Inc.*	800	8,920
Capella Education Co.	407	40,171
Cardtronics PLC, Class A*	1,763	42,629
Care.com, Inc.*	900	18,792
Career Education Corp.*	2,300	37,191
Carriage Services, Inc.	600	14,730
CBIZ, Inc.*	2,140	49,220
CorVel Corp.*	362	19,548
Cotiviti Holdings, Inc.*	1,400	61,782
CRA International, Inc.	274	13,944
Cross Country Healthcare, Inc.*	1,084	12,195
Deluxe Corp.	1,807	119,641
Emerald Expositions Events, Inc.	1,100	22,660
Ennis, Inc.	858	17,460
Everi Holdings, Inc.*	2,500	18,000
EVERTEC, Inc.	2,139	46,737
ExlService Holdings, Inc.*	1,300	73,593
Forrester Research, Inc.	375	15,731
Franklin Covey Co.*	197	4,836
FTI Consulting, Inc.*	1,556	94,107
Great Lakes Dredge & Dock Corp.*	2,751	14,443
Green Dot Corp., Class A*	1,800	132,102
Healthcare Services Group, Inc.	2,880	124,387
HealthEquity, Inc.*	2,100	157,710
Heidrick & Struggles International, Inc.	669	23,415
Herc Holdings, Inc.*	900	50,706
Hertz Global Holdings, Inc.*	2,100	32,214
HMS Holdings Corp.*	3,015	65,184
Huron Consulting Group, Inc.*	828	33,865
ICF International, Inc.	748	53,145
Information Services Group, Inc.*	1,600	6,560
Insperity, Inc.	1,448	137,922
James River Group Holdings Ltd.	900	35,361
K12, Inc.*	1,152	18,858
Kelly Services, Inc., Class A	1,014	22,764
Kforce, Inc.	1,086	37,250
Korn/Ferry International	2,190	135,627
Laureate Education, Inc., Class A*	2,100	30,093
LendingTree, Inc.*	300	64,140

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Commercial Services — (continued)
LSC Communications, Inc.	1,300	$20,358
Matthews International Corp., Class A	1,205	70,854
MAXIMUS, Inc.	2,488	154,530
McGrath RentCorp	953	60,296
Medifast, Inc.	431	69,029
MoneyGram International, Inc.*	1,078	7,212
Monro Inc	1,237	71,870
Multi-Color Corp.	567	36,657
National Research Corp., Class A	387	14,474
Navigant Consulting, Inc.*	1,984	43,926
Paylocity Holding Corp.*	1,100	64,746
PFSweb, Inc.*	800	7,776
PRGX Global, Inc.*	1,100	10,670
Quad/Graphics, Inc.	1,300	27,079
Rent-A-Center, Inc.*	1,953	28,748
Resources Connection, Inc.	922	15,582
RR Donnelley & Sons Co.	2,700	15,552
SEACOR Marine Holdings, Inc.*	603	13,923
ServiceSource International, Inc.*	2,400	9,456
Sotheby’s*	1,441	78,304
SP Plus Corp.*	893	33,220
Strayer Education, Inc.	400	45,204
Team, Inc.*	1,183	27,327
The Brink’s Co.	1,910	152,323
The Hackett Group, Inc.	1,116	17,934
The Providence Service Corp.*	400	31,420
Travelport Worldwide Ltd.	4,700	87,138
TriNet Group, Inc.*	1,600	89,504
TrueBlue, Inc.*	1,576	42,473
Vectrus, Inc.*	300	9,246
Viad Corp.	771	41,827
Weight Watchers International, Inc.*	1,500	151,650
Willdan Group, Inc.*	300	9,291

		4,252,805

Computers — 2.4%
3D Systems Corp.*	4,400	60,764
A10 Networks, Inc.*	2,000	12,460
Agilysys, Inc.*	376	5,828
CACI International, Inc., Class A*	950	160,122
Carbon Black, Inc.*	300	7,800
Carbonite, Inc.*	1,000	34,900
ConvergeOne Holdings, Inc.	900	8,451
Convergys Corp.	3,583	87,569
Cray, Inc.*	1,599	39,335
Diebold Nixdorf, Inc.	2,900	34,655
Digimarc Corp.*	300	8,040
DMC Global, Inc.	700	31,430
Electronics For Imaging, Inc.*	1,824	59,389
Engility Holdings, Inc.*	700	21,448
ForeScout Technologies, Inc.*	1,100	37,686
Immersion Corp.*	842	13,000
Insight Enterprises, Inc.*	1,343	65,713
LivePerson, Inc.*	1,925	40,618
Lumentum Holdings, Inc.*	2,300	133,170
Maxwell Technologies, Inc.*	1,500	7,800

	Number of Shares	Value†

Computers — (continued)
Mercury Systems, Inc.*	1,836	$69,878
Mitek Systems, Inc.*	1,400	12,460
MTS Systems Corp.	660	34,749
NetScout Systems, Inc.*	3,265	96,971
OneSpan, Inc.*	1,028	20,200
PAR Technology Corp.*	600	10,608
Perspecta, Inc.	5,500	113,025
PlayAGS, Inc.*	400	10,828
Presidio, Inc.*	1,400	18,340
Qualys, Inc.*	1,300	109,590
Quantum Corp.*	0	0
Science Applications International Corp.	1,700	137,581
Stratasys Ltd.*	1,800	34,452
Super Micro Computer, Inc.*	1,471	34,789
Sykes Enterprises, Inc.*	1,536	44,206
Syntel, Inc.*	1,360	43,642
The KeyW Holding Corp.*	2,200	19,228
TTEC Holdings, Inc.	507	17,517
Unisys Corp.*	2,224	28,690
USA Technologies, Inc.*	1,800	25,200
Varonis Systems, Inc.*	1,100	81,950
VeriFone Systems, Inc.*	4,400	100,408
Virtusa Corp.*	1,089	53,013
Vocera Communications, Inc.*	1,100	32,879
Vuzix Corp.*	1,300	9,685

		2,030,067

Cosmetics & Personal Care — 0.2%
Edgewell Personal Care Co.*	2,100	105,966
elf Beauty, Inc.*	800	12,192
Inter Parfums, Inc.	624	33,384
Revlon, Inc., Class A*	570	10,004

		161,546

Distribution & Wholesale — 0.7%
Beacon Roofing Supply, Inc.*	2,581	110,002
BlueLinx Holdings, Inc.*	300	11,259
Castle Brands, Inc.*	5,500	6,545
Core-Mark Holding Co., Inc.	1,764	40,043
Essendant, Inc.	1,519	20,081
Fossil Group, Inc.*	1,700	45,679
H&E Equipment Services, Inc.	1,159	43,590
Nexeo Solutions, Inc.*	1,000	9,130
Owens & Minor, Inc.	2,276	38,032
ScanSource, Inc.*	981	39,534
SiteOne Landscape Supply, Inc.*	1,500	125,955
Titan Machinery, Inc.*	523	8,133
Triton International Ltd.	1,993	61,106
Veritiv Corp.*	500	19,925

		579,014

Diversified Financial Services — 2.1%
Aircastle Ltd.	1,976	40,508
Altisource Portfolio Solutions SA*	500	14,585
Artisan Partners Asset Management, Inc., Class A	1,700	51,255

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Diversified Financial Services — (continued)
BrightSphere Investment Group PLC	3,000	$42,780
Cohen & Steers, Inc.	817	34,077
Cowen, Inc.*	947	13,116
Curo Group Holdings Corp.*	400	9,980
Diamond Hill Investment Group, Inc.	107	20,804
Elevate Credit, Inc.*	1,100	9,306
Ellie Mae, Inc.*	1,300	134,992
Encore Capital Group, Inc.*	997	36,490
Enova International, Inc.*	1,229	44,920
Federal Agricultural Mortgage Corp., Class C	300	26,844
Federated Investors, Inc., Class B	3,700	86,284
Financial Engines, Inc.	2,500	112,250
GAIN Capital Holdings, Inc.	1,800	13,590
GAMCO Investors, Inc., Class A	215	5,753
Greenhill & Co., Inc.	1,100	31,240
Hamilton Lane, Inc., Class A	500	23,985
Houlihan Lokey, Inc.	1,100	56,342
Impac Mortgage Holdings, Inc.*	500	4,765
INTL. FCStone, Inc.*	593	30,664
Investment Technology Group, Inc.	1,300	27,196
Ladenburg Thalmann Financial Services, Inc.	4,000	13,600
LendingClub Corp.*	12,100	45,859
Marlin Business Services Corp.	200	5,970
Moelis & Co., Class A	1,500	87,975
Nationstar Mortgage Holdings, Inc.*	1,300	22,789
Nelnet, Inc., Class A	799	46,670
Ocwen Financial Corp.*	3,800	15,048
On Deck Capital, Inc.*	2,200	15,400
Oppenheimer Holdings, Inc., Class A	238	6,664
PennyMac Financial Service, Class A*	500	9,825
PHH Corp.*	1,189	12,913
Piper Jaffray Cos.	587	45,111
PJT Partners, Inc., Class A	800	42,712
PRA Group, Inc.*	1,848	71,240
Pzena Investment Management, Inc., Class A	830	7,644
R1 RCM, Inc.*	3,900	33,852
Regional Management Corp.*	300	10,506
Stifel Financial Corp.	2,706	141,388
Teton Advisors, Inc., Class B^,~	2	0
Virtus Investment Partners, Inc.	240	30,708
Waddell & Reed Financial, Inc., Class A	3,200	57,504
WageWorks, Inc.*	1,500	75,000
Westwood Holdings Group, Inc.	311	18,517
WisdomTree Investments, Inc.	4,400	39,952
World Acceptance Corp.*	262	29,085

		1,757,658

Electric — 1.6%
ALLETE, Inc.	1,951	151,027
Ameresco, Inc., Class A, Class A*	1,100	13,200
Atlantic Power Corp.*	4,127	9,079
Avista Corp.	2,439	128,438
Black Hills Corp.	2,048	125,358
El Paso Electric Co.	1,577	93,201
IDACORP, Inc.	1,901	175,348
MGE Energy, Inc.	1,342	84,613

	Number of Shares	Value†

Electric — (continued)
NorthWestern Corp.	1,880	$107,630
NRG Yield, Inc., Class A	1,500	25,575
NRG Yield, Inc., Class C	2,500	43,000
Ormat Technologies, Inc.	1,500	79,785
Otter Tail Corp.	1,592	75,779
PNM Resources, Inc.	3,110	120,979
Portland General Electric Co.	3,456	147,779
Spark Energy, Inc., Class A	400	3,900
Unitil Corp.	463	23,631

		1,408,322

Electrical Components & Equipment — 0.8%
Advanced Energy Industries, Inc.*	1,493	86,728
Belden, Inc.	1,555	95,042
Encore Wire Corp.	771	36,584
Energous Corp.*	700	10,381
EnerSys	1,623	121,141
Generac Holdings, Inc.*	2,349	121,514
Graham Corp.	466	12,027
Insteel Industries, Inc.	691	23,079
nLight, Inc.*	300	9,918
Novanta, Inc.*	1,300	80,990
Powell Industries, Inc.	429	14,942
SunPower Corp.*	2,300	17,641
Vicor Corp.*	622	27,088

		657,075

Electronics — 2.2%
Allied Motion Technologies, Inc.	400	19,152
Applied Optoelectronics, Inc.*	700	31,430
AVX Corp.	1,600	25,072
Badger Meter, Inc.	1,118	49,975
Bel Fuse, Inc., Class B	269	5,622
Benchmark Electronics, Inc.	1,813	52,849
Brady Corp., Class A	1,857	71,587
Control4 Corp.*	1,000	24,310
CTS Corp.	1,263	45,468
Electro Scientific Industries, Inc.*	1,300	20,501
ESCO Technologies, Inc.	1,034	59,662
FARO Technologies, Inc.*	620	33,697
Fitbit, Inc., Class A*	8,300	54,199
Fluidigm Corp.*	1,100	6,556
GoPro, Inc., Class A*	3,700	23,828
II-VI, Inc.*	2,356	102,368
IMAX Corp.*	2,100	46,515
IntriCon Corp.*	200	8,060
Iteris, Inc.*	1,200	5,808
Itron, Inc.*	1,300	78,065
KEMET Corp.*	2,200	53,130
Kimball Electronics, Inc.*	933	17,074
Mesa Laboratories, Inc.	100	21,108
Methode Electronics, Inc.	1,460	58,838
Napco Security Technologies, Inc.*	600	8,790
NVE Corp.	209	25,452
OSI Systems, Inc.*	657	50,806
Park Electrochemical Corp.	833	19,317

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electronics — (continued)
Plexus Corp.*	1,303	$77,581
Rogers Corp.*	660	73,563
Sanmina Corp.*	2,626	76,942
ShotSpotter, Inc.*	300	11,379
Sparton Corp.*	400	7,596
Stoneridge, Inc.*	1,073	37,705
Tech Data Corp.*	1,418	116,446
TTM Technologies, Inc.*	3,629	63,979
Turtle Beach Corp.*	400	8,128
Vishay Intertechnology, Inc.	5,100	118,320
Vishay Precision Group, Inc.*	300	11,445
Watts Water Technologies, Inc., Class A	1,117	87,573
Woodward, Inc.	2,001	153,797
ZAGG, Inc.*	900	15,570

		1,879,263

Energy-Alternate Sources — 0.3%
Clean Energy Fuels Corp.*	6,800	25,092
Enphase Energy, Inc.*	3,300	22,209
FutureFuel Corp.	1,100	15,411
Green Plains, Inc.	1,467	26,846
Pattern Energy Group, Inc., Class A	3,000	56,250
Plug Power, Inc.*	6,800	13,736
Renewable Energy Group, Inc.*	1,600	28,560
REX American Resources Corp.*	192	15,546
Sunrun, Inc.*	3,600	47,340
TerraForm Power, Inc., Class A	2,779	32,515
TPI Composites, Inc.*	400	11,696
Vivint Solar, Inc.*	800	3,960

		299,161

Engineering & Construction — 1.2%
Aegion Corp.*	1,255	32,316
Argan, Inc.	536	21,949
Dycom Industries, Inc.*	1,153	108,970
EMCOR Group, Inc.	2,263	172,395
Exponent, Inc.	1,880	90,804
Granite Construction, Inc.	1,733	96,459
Hill International, Inc.*	1,500	8,850
Hudson Ltd., Class A*	1,500	26,235
IES Holdings, Inc.*	400	6,700
Infrastructure and Energy Alternatives, Inc.*	900	8,379
KBR, Inc.	5,200	93,184
MasTec, Inc.*	2,564	130,123
Mistras Group, Inc.*	800	15,104
MYR Group, Inc.*	683	24,219
NV5 Global, Inc.*	300	20,790
Orion Group Holdings, Inc.*	1,137	9,392
Sterling Construction Co.*	1,000	13,030
TopBuild Corp.*	1,400	109,676
Tutor Perini Corp.*	1,397	25,775
VSE Corp.	308	14,716
Willscot Corp.*	1,200	17,760

		1,046,826

	Number of Shares	Value†

Entertainment — 1.0%
AMC Entertainment Holdings, Inc., Class A	2,155	$34,264
Churchill Downs, Inc.	433	128,384
Eldorado Resorts, Inc.*	2,500	97,750
Eros International PLC*	1,200	15,600
Golden Entertainment, Inc.*	800	21,592
International Speedway Corp., Class A	858	38,353
Marriott Vacations Worldwide Corp.	800	90,368
National CineMedia, Inc.	2,374	19,942
Penn National Gaming, Inc.*	3,200	107,488
Pinnacle Entertainment, Inc.*	1,982	66,853
RCI Hospitality Holdings, Inc.	400	12,660
Reading International, Inc., Class A*	700	11,165
Red Rock Resorts, Inc., Class A	2,700	90,450
Scientific Games Corp., Class A*	2,100	103,215
SeaWorld Entertainment, Inc.*	2,100	45,822
Speedway Motorsports, Inc.	316	5,486

		889,392

Environmental Control — 0.9%
Advanced Disposal Services, Inc.*	2,800	69,384
Advanced Emissions Solutions, Inc.	800	9,088
AquaVenture Holdings Ltd.*	400	6,232
Casella Waste Systems, Inc., Class A*	1,500	38,415
CECO Environmental Corp.	1,309	8,037
Covanta Holding Corp.	4,600	75,900
Darling Ingredients, Inc.*	6,267	124,588
Energy Recovery, Inc.*	1,500	12,120
Evoqua Water Technologies Corp.*	2,900	59,450
Heritage-Crystal Clean, Inc.*	600	12,060
MSA Safety, Inc.	1,321	127,265
Pure Cycle Corp.*	900	8,595
Tetra Tech, Inc.	2,164	126,594
U.S. Ecology, Inc.	842	53,636

		731,364

Food — 1.3%
B&G Foods, Inc.	2,572	76,903
Cal-Maine Foods, Inc.*	1,246	57,129
Calavo Growers, Inc.	651	62,594
Dean Foods Co.	3,700	38,887
Fresh Del Monte Produce, Inc.	1,316	58,628
Hostess Brands, Inc.*	3,800	51,680
Ingles Markets, Inc., Class A	604	19,207
J&J Snack Foods Corp.	596	90,872
John B Sanfilippo & Son, Inc.	300	22,335
Lancaster Colony Corp.	733	101,462
Nutrisystem, Inc.	1,080	41,580
Performance Food Group Co.*	3,800	139,460
Sanderson Farms, Inc.	734	77,180
Seneca Foods Corp., Class A*	211	5,697
Simply Good Foods Co.*	2,300	33,212
Smart & Final Stores, Inc.*	1,100	6,105
SpartanNash Co.	1,530	39,046
SUPERVALU, Inc.*	1,471	30,185

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Food — (continued)
The Chefs’ Warehouse, Inc.*	750	$21,375
Tootsie Roll Industries, Inc.	699	21,564
United Natural Foods, Inc.*	1,900	81,054
Village Super Market, Inc., Class A	268	7,895
Weis Markets, Inc.	366	19,522

		1,103,572

Forest Products & Paper — 0.2%
Clearwater Paper Corp.*	678	15,662
Neenah, Inc.	674	57,189
P.H. Glatfelter Co.	1,659	32,500
Schweitzer-Mauduit International, Inc.	1,176	51,414
Verso Corp., Class A*	1,700	36,992

		193,757

Gas — 1.2%
Chesapeake Utilities Corp.	635	50,768
New Jersey Resources Corp.	3,364	150,539
Northwest Natural Gas Co.	1,050	66,990
ONE Gas, Inc.	2,000	149,480
RGC Resources, Inc.	400	11,672
South Jersey Industries, Inc.	3,380	113,129
Southwest Gas Holdings, Inc.	1,786	136,218
Spire, Inc.	1,856	131,126
WGL Holdings, Inc.*	1,994	176,968

		986,890

Hand & Machine Tools — 0.3%
Franklin Electric Co., Inc.	1,670	75,317
Kennametal, Inc.	3,100	111,290
Milacron Holdings Corp.*	2,500	47,325

		233,932

Healthcare Products — 3.6%
Abaxis, Inc.	829	68,815
Accelerate Diagnostics, Inc.*	951	21,207
Accuray, Inc.*	2,738	11,226
AngioDynamics, Inc.*	1,458	32,426
AtriCure, Inc.*	1,200	32,460
Atrion Corp.	53	31,768
Avanos Medical, Inc.*	1,800	103,050
AxoGen, Inc.*	1,200	60,300
BioTelemetry, Inc.*	1,300	58,500
Cardiovascular Systems, Inc.*	1,300	42,042
CareDx, Inc.*	1,200	14,688
Cerus Corp.*	5,000	33,350
CONMED Corp.	1,003	73,420
CryoLife, Inc.*	1,399	38,962
Cutera, Inc.*	500	20,150
CytoSorbents Corp.*	1,100	12,540
Endologix, Inc.*	3,198	18,101
FONAR Corp.*	200	5,310
GenMark Diagnostics, Inc.*	1,700	10,846
Genomic Health, Inc.*	709	35,734
Glaukos Corp.*	1,300	52,832
Globus Medical, Inc., Class A*	2,700	136,242

	Number of Shares	Value†

Healthcare Products — (continued)
Haemonetics Corp.*	2,046	$183,485
Inogen, Inc.*	700	130,431
Inspire Medical Systems, Inc.*	300	10,698
Integer Holdings Corp.*	1,193	77,127
Intersect ENT, Inc.*	1,100	41,195
Invacare Corp.	1,190	22,134
iRhythm Technologies, Inc.*	900	73,017
K2M Group Holdings, Inc.*	1,600	36,000
Lantheus Holdings, Inc.*	1,600	23,280
LeMaitre Vascular, Inc.	700	23,436
LivaNova PLC*	1,900	189,658
Luminex Corp.	1,653	48,813
Meridian Bioscience, Inc.	1,760	27,984
Merit Medical Systems, Inc.*	1,875	96,000
MiMedx Group, Inc.*	3,800	24,282
NanoString Technologies, Inc.*	600	8,208
Natus Medical, Inc.*	1,275	43,988
Nevro Corp.*	1,100	87,835
Novocure Ltd.*	2,700	84,510
NuVasive, Inc.*	2,006	104,553
Nuvectra Corp.*	500	10,265
NxStage Medical, Inc.*	2,584	72,094
Ocular Therapeutix, Inc.*	700	4,725
OPKO Health, Inc.*	12,300	57,810
OraSure Technologies, Inc.*	2,201	36,250
Orthofix International N.V.*	671	38,126
OrthoPediatrics Corp.*	400	10,656
Oxford Immunotec Global PLC*	1,000	12,890
Patterson Cos., Inc.	3,100	70,277
Pulse Biosciences, Inc.*	400	6,056
Quidel Corp.*	1,251	83,191
Rockwell Medical, Inc.*	1,800	8,874
SeaSpine Holdings Corp.*	600	7,572
Sientra, Inc.*	1,000	19,510
STAAR Surgical Co.*	1,400	43,400
Surmodics, Inc.*	573	31,630
T2 Biosystems, Inc.*	1,000	7,740
Tactile Systems Technology, Inc.*	700	36,400
Tandem Diabetes Care, Inc.*	1,700	37,434
TransEnterix, Inc.*	6,000	26,160
Utah Medical Products, Inc.	100	11,015
Varex Imaging Corp.*	1,500	55,635
ViewRay, Inc.*	2,200	15,224
Wright Medical Group N.V.*	3,904	101,348

		3,054,885

Healthcare Services — 1.5%
AAC Holdings, Inc.*	200	1,874
Addus HomeCare Corp.*	400	22,900
Amedisys, Inc.*	1,106	94,519
American Renal Associates Holdings, Inc.*	400	6,308
Apollo Medical Holdings, Inc.*	900	23,274
Brookdale Senior Living, Inc.*	7,100	64,539
Capital Senior Living Corp.*	1,036	11,054
Civitas Solutions, Inc.*	400	6,560
Community Health Systems, Inc.*	3,600	11,952

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Healthcare Services — (continued)
Evolus, Inc.*	300	$8,397
Genesis Healthcare, Inc.*	1,861	4,262
Invitae Corp.*	2,400	17,640
Kindred Healthcare, Inc.*	3,374	30,366
LHC Group, Inc.*	1,218	104,249
LifePoint Health, Inc.*	1,400	68,320
Magellan Health, Inc.*	941	90,289
Medpace Holdings, Inc.*	500	21,500
Natera, Inc.*	1,200	22,584
National HealthCare Corp.	406	28,574
RadNet, Inc.*	1,500	22,500
Select Medical Holdings Corp.*	4,100	74,415
Surgery Partners, Inc.*	700	10,430
Syneos Health, Inc.*	2,100	98,490
Teladoc, Inc.*	2,400	139,320
Tenet Healthcare Corp.*	3,200	107,424
The Ensign Group, Inc.	1,880	67,341
Tivity Health, Inc.*	1,458	51,322
Triple-S Management Corp., Class B*	891	34,802
U.S. Physical Therapy, Inc.	491	47,136

		1,292,341

Holding Companies — 0.2%
FCB Financial Holdings, Inc., Class A*	1,600	94,080
HRG Group, Inc.*	4,575	59,887
National Bank Holdings Corp., Class A	1,000	38,590
Tiptree, Inc., Class A	1,100	7,480

		200,037

Home Builders — 0.9%
Beazer Homes USA, Inc.*	1,424	21,004
Cavco Industries, Inc.*	301	62,503
Century Communities, Inc.*	1,100	34,705
Foundation Building Materials, Inc.*	500	7,690
Green Brick Partners, Inc.*	1,100	10,780
Hovnanian Enterprises, Inc., Class A*	4,810	7,840
Installed Building Products, Inc.*	800	45,240
KB Home	3,200	87,168
LGI Homes, Inc.*	800	46,184
M/I Homes, Inc.*	1,136	30,081
MDC Holdings, Inc.	1,701	52,340
Meritage Homes Corp.*	1,490	65,486
Skyline Corp.	300	10,512
Tailored Brands, Inc.	1,956	49,917
Taylor Morrison Home Corp., Class A*	4,200	87,276
The New Home Co., Inc.*	600	5,982
TRI Pointe Group, Inc.*	5,700	93,252
William Lyon Homes, Class A*	1,000	23,200
Winnebago Industries, Inc.	1,122	45,553

		786,713

Home Furnishings — 0.5%
American Woodmark Corp.*	569	52,092
Bassett Furniture Industries, Inc.	300	8,265
Daktronics, Inc.	1,209	10,289
Ethan Allen Interiors, Inc.	1,028	25,186

	Number of Shares	Value†

Home Furnishings — (continued)
Flexsteel Industries, Inc.	200	$7,980
Hamilton Beach Brands Holding Co., Class A	144	4,183
Hooker Furniture Corp.	500	23,450
iRobot Corp.*	982	74,406
Kimball International, Inc., Class B	1,244	20,103
La-Z-Boy, Inc.	1,962	60,037
Roku, Inc.*	1,700	72,454
Sleep Number Corp.*	1,572	45,620
Universal Electronics, Inc.*	600	19,830

		423,895

Household Products & Wares — 0.5%
ACCO Brands Corp.	4,393	60,843
Central Garden & Pet Co.*	500	21,740
Central Garden & Pet Co., Class A*	1,402	56,739
Helen of Troy Ltd.*	995	97,958
Tupperware Brands Corp.	2,000	82,480
WD-40 Co.	546	79,852

		399,612

Housewares — 0.0%
Lifetime Brands, Inc.	400	5,060

Insurance — 3.1%
Ambac Financial Group, Inc.*	1,700	33,745
American Equity Investment Life Holding Co.	3,276	117,936
AMERISAFE, Inc.	708	40,887
AmTrust Financial Services, Inc.	4,200	61,194
Argo Group International Holdings Ltd.	1,332	77,456
Baldwin & Lyons, Inc., Class B	325	7,930
Citizens, Inc.*	1,466	11,420
CNO Financial Group, Inc.	6,393	121,723
Crawford & Co., Class B	638	5,519
Donegal Group, Inc., Class A	283	3,852
eHealth, Inc.*	720	15,912
EMC Insurance Group, Inc.	450	12,501
Employers Holdings, Inc.	1,282	51,536
Enstar Group Ltd.*	460	95,358
Essent Group Ltd.*	3,700	132,534
FBL Financial Group, Inc., Class A	427	33,626
FedNat Holding Co.	500	11,535
FGL Holdings*	5,400	45,306
Genworth Financial, Inc., Class A*	19,200	86,400
Global Indemnity Ltd.	383	14,929
Goosehead Insurance, Inc., Class A*	400	9,984
Greenlight Capital Re Ltd., Class A*	1,128	16,017
Hallmark Financial Services, Inc.*	255	2,545
HCI Group, Inc.	300	12,471
Health Insurance Innovations, Inc., Class A*	400	12,940
Heritage Insurance Holdings, Inc.	800	13,336
Hilltop Holdings, Inc.	2,783	61,421
Horace Mann Educators Corp.	1,480	66,008
Independence Holding Co.	100	3,325
Infinity Property & Casualty Corp.*	420	59,787
Investors Title Co.	39	7,202
Kemper Corp.	1,500	113,475

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Insurance — (continued)
Kingstone Cos., Inc.	500	$8,450
Kinsale Capital Group, Inc.	800	43,888
Maiden Holdings Ltd.	2,768	21,452
MBIA, Inc.*	3,300	29,832
MGIC Investment Corp.*	14,127	151,441
National General Holdings Corp.	2,400	63,192
National Western Life Group, Inc., Class A	95	29,190
NI Holdings, Inc.*	600	10,170
NMI Holdings, Inc., Class A*	2,100	34,230
Primerica, Inc.	1,700	169,320
ProAssurance Corp.	2,000	70,900
Radian Group, Inc.	8,403	136,297
RLI Corp.	1,522	100,741
Safety Insurance Group, Inc.	582	49,703
Selective Insurance Group, Inc.	2,175	119,625
State Auto Financial Corp.	476	14,237
Stewart Information Services Corp.	908	39,107
The Navigators Group, Inc.	790	45,030
Third Point Reinsurance Ltd.*	3,100	38,750
Trupanion, Inc.*	900	34,740
United Fire Group, Inc.	880	47,969
United Insurance Holdings Corp.	800	15,664
Universal Insurance Holdings, Inc.	1,251	43,910
WMIH Corp.*	8,700	11,658

		2,689,306

Internet — 2.8%
1-800-Flowers.com, Inc., Class A*	737	9,249
Blucora, Inc.*	1,796	66,452
Boingo Wireless, Inc.*	1,300	29,367
Box, Inc., Class A*	4,900	122,451
Brightcove, Inc.*	1,200	11,580
Cargurus, Inc.*	1,900	66,006
Cars.com, Inc.*	2,800	79,492
Carvana Co.*	1,100	45,760
ChannelAdvisor Corp.*	900	12,645
Chegg, Inc.*	4,100	113,939
Cogent Communications Holdings, Inc.	1,619	86,455
eGain Corp.*	900	13,590
Endurance International Group Holdings, Inc.*	2,100	20,895
ePlus, Inc.*	490	46,109
Etsy, Inc.*	4,600	194,074
Groupon, Inc.*	16,900	72,670
HealthStream, Inc.	900	24,579
Imperva, Inc.*	1,300	62,725
Internap Corp.*	775	8,076
Leaf Group Ltd.*	900	9,765
Liberty Expedia Holdings, Inc., Class A*	2,100	92,274
Limelight Networks, Inc.*	3,372	15,073
Liquidity Services, Inc.*	1,035	6,779
LiveXLive Media, Inc.*	200	1,154
New Media Investment Group, Inc.	2,300	42,504
NIC, Inc.	2,629	40,881
Overstock.com, Inc.*	871	29,309
Pandora Media, Inc.*	9,800	77,224

	Number of Shares	Value†

Internet — (continued)
Perficient, Inc.*	1,245	$32,831
Q2 Holdings, Inc.*	1,400	79,870
QuinStreet, Inc.*	1,815	23,050
Quotient Technology, Inc.*	2,700	35,370
Rapid7, Inc.*	1,400	39,508
Reis, Inc.	400	8,720
Safeguard Scientifics, Inc.*	850	10,880
Shutterfly, Inc.*	1,290	116,139
Shutterstock, Inc.*	800	37,968
Stamps.com, Inc.*	662	167,519
TechTarget, Inc.*	900	25,560
The Meet Group, Inc.*	1,900	8,512
The Trade Desk, Inc., Class A*	1,200	112,560
TrueCar, Inc.*	3,500	35,315
Tucows, Inc., Class A*	400	24,260
VirnetX Holding Corp.*	1,583	5,382
Web.com Group, Inc.*	1,500	38,775
XO Group, Inc.*	859	27,488
Yelp, Inc.*	3,000	117,540
Zix Corp.*	1,848	9,961
Zscaler, Inc.*	500	17,875

		2,376,160

Investment Companies — 0.1%
Arlington Asset Investment Corp., Class A	900	9,279
Cannae Holdings, Inc.*	2,400	44,520
Columbia Financial, Inc.*	1,900	31,445

		85,244

Iron & Steel — 0.6%
AK Steel Holding Corp.*	12,000	52,080
Allegheny Technologies, Inc.*	4,800	120,576
Carpenter Technology Corp.	1,800	94,626
Cleveland-Cliffs, Inc.*	11,200	94,416
Commercial Metals Co.	4,500	94,995
Ryerson Holding Corp.*	800	8,920
Schnitzer Steel Industries, Inc., Class A	900	30,330
TimkenSteel Corp.*	1,400	22,890
Universal Stainless & Alloy Products, Inc.*	400	9,468

		528,301

Leisure Time — 0.8%
Acushnet Holdings Corp.	1,100	26,906
Callaway Golf Co.	3,546	67,267
Camping World Holdings, Inc., Class A	1,200	29,976
Clarus Corp.*	1,200	9,900
Drive Shack, Inc.*	2,400	18,528
Escalade, Inc.	600	8,460
Fox Factory Holding Corp.*	1,400	65,170
Johnson Outdoors, Inc., Class A	200	16,906
LCI Industries	891	80,324
Liberty TripAdvisor Holdings, Inc., Class A*	2,900	46,690
Lindblad Expeditions Holdings, Inc.*	700	9,275
Malibu Boats, Inc., Class A*	800	33,552
Marine Products Corp.	88	1,565
MCBC Holdings, Inc.*	800	23,160

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Leisure Time — (continued)
Nautilus, Inc.*	1,300	$20,410
Planet Fitness, Inc., Class A*	3,300	145,002
Town Sports International Holdings, Inc.*	800	11,640
Vista Outdoor, Inc.*	2,200	34,078

		648,809

Lodging — 0.4%
BBX Capital Corp.	2,500	22,575
Belmond Ltd., Class A*	3,445	38,412
Bluegreen Vacations Corp.	400	9,520
Boyd Gaming Corp.	3,066	106,268
Century Casinos, Inc.*	1,100	9,625
ILG, Inc.	4,116	135,951
Monarch Casino & Resort, Inc.*	485	21,364
Red Lion Hotels Corp.*	800	9,320
The Marcus Corp.	633	20,573

		373,608

Machinery — Construction & Mining — 0.1%
Astec Industries, Inc.	798	47,720
Babcock & Wilcox Enterprises, Inc.*	1,220	2,904
Hyster-Yale Materials Handling, Inc.	344	22,102

		72,726

Machinery — Diversified — 0.9%
Alamo Group, Inc.	317	28,644
Albany International Corp., Class A	1,132	68,090
Altra Industrial Motion Corp.	1,003	43,229
Applied Industrial Technologies, Inc.	1,482	103,962
Briggs & Stratton Corp.	1,636	28,810
Cactus, Inc., Class A*	900	30,411
Chart Industries, Inc.*	1,177	72,597
Columbus McKinnon Corp.	885	38,374
DXP Enterprises, Inc.*	522	19,940
Gencor Industries, Inc.*	500	8,075
Hurco Cos., Inc.	200	8,950
Ichor Holdings Ltd.*	1,100	23,342
Kadant, Inc.	399	38,364
Lindsay Corp.	353	34,237
Manitex International, Inc.*	800	9,984
NACCO Industries, Inc., Class A	122	4,118
SPX FLOW, Inc.*	1,500	65,655
Tennant Co.	736	58,144
The Gorman-Rupp Co.	751	26,285
The Manitowoc Co., Inc.*	1,325	34,265
Twin Disc, Inc.*	400	9,928

		755,404

Media — 1.3%
Central European Media Enterprises Ltd., Class A*	3,100	12,865
Daily Journal Corp.*	41	9,438
Entercom Communications Corp., Class A	4,800	36,240
Entravision Communications Corp., Class A	2,800	14,000
Gannett Co., Inc.	4,800	51,360
Gray Television, Inc.*	2,600	41,080

	Number of Shares	Value†

Media — (continued)
Hemisphere Media Group, Inc.*	900	$11,790
Houghton Mifflin Harcourt Co.*	3,900	29,835
Liberty Media Corp.-Liberty Braves, Class A*	500	12,855
Liberty Media Corp.-Liberty Braves, Class C*	1,300	33,618
Meredith Corp.	1,500	76,500
MSG Networks, Inc., Class A*	2,300	55,085
Nexstar Media Group, Inc., Class A	1,649	121,037
Saga Communications, Inc., Class A	133	5,121
Scholastic Corp.	1,156	51,222
Sinclair Broadcast Group, Inc., Class A	2,717	87,352
TEGNA, Inc.	8,300	90,055
The E.W. Scripps Co., Class A	2,329	31,185
The New York Times Co., Class A	4,821	124,864
TiVo Corp.	4,623	62,179
tronc, Inc.*	700	12,096
WideOpenWest, Inc.*	800	7,728
World Wrestling Entertainment, Inc., Class A	1,614	117,531

		1,095,036

Metal Fabricate/Hardware — 0.9%
Advanced Drainage Systems, Inc.	1,700	48,535
Atkore International Group, Inc.*	1,300	27,001
CIRCOR International, Inc.	635	23,470
Global Brass & Copper Holdings, Inc.	700	21,945
Haynes International, Inc.	564	20,721
L.B. Foster Co., Class A*	500	11,475
Lawson Products, Inc.*	400	9,740
Mueller Industries, Inc.	2,188	64,568
Mueller Water Products, Inc., Class A	6,192	72,570
NN, Inc.	1,000	18,900
Northwest Pipe Co.*	600	11,622
Olympic Steel, Inc.	231	4,715
Omega Flex, Inc.	59	4,668
RBC Bearings, Inc.*	859	110,648
Rexnord Corp.*	4,100	119,146
Sun Hydraulics Corp.	1,059	51,033
The Eastern Co.	300	8,415
TriMas Corp.*	1,795	52,773
Worthington Industries, Inc.	1,784	74,874

		756,819

Mining — 0.7%
Century Aluminum Co.*	1,754	27,625
Coeur Mining, Inc.*	6,928	52,653
Compass Minerals International, Inc.	1,300	85,475
Covia Holdings, Corp.*	1,220	22,643
Ferroglobe Representation & Warranty Insurance Trust Units*^,~	2,414	0
Gold Resource Corp.	2,400	15,816
Hecla Mining Co.	15,517	53,999
Kaiser Aluminum Corp.	616	64,132
Klondex Mines Ltd.*	6,900	15,939
Materion Corp.	857	46,407
Ring Energy, Inc.*	2,400	30,288
Smart Sand, Inc.*	700	3,717
Tahoe Resources, Inc.	11,900	58,548
United States Lime & Minerals, Inc.	29	2,433

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Mining — (continued)
Uranium Energy Corp.*	5,300	$8,533
US Silica Holdings, Inc.	3,100	79,639

		567,847

Miscellaneous Manufacturing — 1.6%
Actuant Corp., Class A	2,406	70,616
American Outdoor Brands Corp.*	2,179	26,213
American Railcar Industries, Inc.	300	11,844
AZZ, Inc.	976	42,407
Barnes Group, Inc.	1,965	115,739
Chase Corp.	300	35,175
EnPro Industries, Inc.	817	57,149
Fabrinet*	1,300	47,957
Federal Signal Corp.	2,343	54,568
FreightCar America, Inc.	570	9,570
GP Strategies Corp.*	400	7,040
Harsco Corp.*	3,200	70,720
Hillenbrand, Inc.	2,374	111,934
John Bean Technologies Corp.	1,229	109,258
Koppers Holdings, Inc.*	820	31,447
LSB Industries, Inc.*	749	3,970
Lydall, Inc.*	600	26,190
Movado Group, Inc.	660	31,878
Myers Industries, Inc.	1,125	21,600
NL Industries, Inc.*	90	783
Park-Ohio Holdings Corp.	400	14,920
Proto Labs, Inc.*	1,000	118,950
Raven Industries, Inc.	1,346	51,754
SPX Corp.*	1,700	59,585
Standex International Corp.	500	51,100
Sturm Ruger & Co., Inc.	719	40,264
Synalloy Corp.	400	7,980
Tredegar Corp.	1,061	24,934
Trinseo SA	1,700	120,615

		1,376,160

Office & Business Equipment — 0.1%
Eastman Kodak Co.*	800	3,040
Pitney Bowes, Inc.	7,200	61,704

		64,744

Office Furnishings — 0.3%
Herman Miller, Inc.	2,232	75,665
HNI Corp.	1,743	64,840
Interface, Inc.	2,395	54,965
Knoll, Inc.	1,953	40,642
Steelcase, Inc., Class A	3,531	47,668

		283,780

Oil & Gas — 2.4%
Abraxas Petroleum Corp.*	4,100	11,849
Adams Resources & Energy, Inc.	100	4,300
Alta Mesa Resources, Inc.*	3,700	25,197
Bonanza Creek Energy, Inc.*	800	30,296
California Resources Corp.*	1,700	77,248
Callon Petroleum Co.*	8,600	92,364

	Number of Shares	Value†

Oil & Gas — (continued)
Carrizo Oil & Gas, Inc.*	2,965	$82,575
Cobalt International Energy, Inc.*^,~	1	0
CVR Energy, Inc.	700	25,893
Delek US Holdings, Inc.	3,179	159,490
Denbury Resources, Inc.*	16,800	80,808
Diamond Offshore Drilling, Inc.*	2,500	52,150
Earthstone Energy, Inc., Class A*	700	6,195
Eclipse Resources Corp.*	1,400	2,240
Energy XXI Gulf Coast, Inc.*	1,200	10,608
EP Energy Corp., Class A*	1,800	5,400
Evolution Petroleum Corp.	1,200	11,820
Gulfport Energy Corp.*	6,700	84,219
Halcon Resources Corp.*	4,900	21,511
HighPoint Resources Corp.*	3,725	22,648
Isramco, Inc.*	21	2,581
Jagged Peak Energy, Inc.*	2,200	28,644
Laredo Petroleum, Inc.*	5,900	56,758
Lilis Energy, Inc.*	1,700	8,840
Matador Resources Co.*	3,900	117,195
Midstates Petroleum Co., Inc.*	400	5,444
Murphy USA, Inc.*	1,200	89,148
Noble Corp. PLC*	9,500	60,135
Northern Oil & Gas, Inc.*	4,100	12,915
Oasis Petroleum, Inc.*	10,100	130,997
Ocean Rig UDW, Inc., Class A*	2,100	61,908
Panhandle Oil and Gas, Inc., Class A	634	12,109
Par Pacific Holdings, Inc.*	1,318	22,907
PDC Energy, Inc.*	2,612	157,895
Penn Virginia Corp.*	500	42,445
Resolute Energy Corp.*	800	24,960
Rowan Cos PLC, Class A*	4,600	74,612
Sanchez Energy Corp.*	2,700	12,204
SandRidge Energy, Inc.*	1,400	24,836
SilverBow Resources, Inc.*	300	8,664
Southwestern Energy Co.*	22,500	119,250
Talos Energy, Inc.*	800	25,704
Trecora Resources*	1,000	14,850
Ultra Petroleum Corp.*	7,600	17,556
Unit Corp.*	2,100	53,676
W&T Offshore, Inc.*	3,543	25,333
WildHorse Resource Development Corp.*	1,000	25,360
Zion Oil & Gas, Inc.*	2,300	9,327

		2,053,064

Oil & Gas Services — 1.5%
Archrock, Inc.	5,000	60,000
Basic Energy Services, Inc.*	700	7,777
C&J Energy Services, Inc.*	2,500	59,000
CARBO Ceramics, Inc.*	800	7,336
Dawson Geophysical Co.*	1,100	8,690
Dril-Quip, Inc.*	1,500	77,100
Exterran Corp.*	1,300	32,552
Flotek Industries, Inc.*	2,000	6,460
Forum Energy Technologies, Inc.*	2,700	33,345
Frank’s International N.V.	3,100	24,180

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas Services — (continued)
FTS International, Inc.*	800	$11,392
Helix Energy Solutions Group, Inc.*	5,401	44,990
Independence Contract Drilling, Inc.*	1,100	4,532
ION Geophysical Corp.*	400	9,720
Keane Group, Inc.*	2,300	31,441
Key Energy Services, Inc.*	400	6,496
Liberty Oilfield Services, Inc., Class A*	600	11,232
Mammoth Energy Services, Inc.*	500	16,980
Matrix Service Co.*	987	18,111
McDermott International, Inc.*	6,913	135,841
MRC Global, Inc.*	3,400	73,678
Natural Gas Services Group, Inc.*	594	14,018
NCS Multistage Holdings, Inc.*	400	5,812
Newpark Resources, Inc.*	3,512	38,105
Nine Energy Service, Inc.*	300	9,936
NOW, Inc.*	4,300	57,319
Oceaneering International, Inc.	3,800	96,748
Oil States International, Inc.*	2,400	77,040
Pioneer Energy Services Corp.*	2,650	15,503
ProPetro Holding Corp.*	2,900	45,472
SEACOR Holdings, Inc.*	600	34,362
Select Energy Services, Inc., Class A*	1,700	24,701
Solaris Oilfield Infrastructure, Inc., Class A*	1,200	17,148
SRC Energy, Inc.*	9,000	99,180
Superior Energy Services, Inc.*	6,000	58,440
TETRA Technologies, Inc.*	5,379	23,937
Thermon Group Holdings, Inc.*	1,100	25,157

		1,323,731

Packaging and Containers — 0.2%
Greif, Inc., Class B	200	11,520
Greif, Inc., Class A	1,000	52,890
KapStone Paper and Packaging Corp.	3,240	111,780
UFP Technologies, Inc.*	300	9,255

		185,445

Pharmaceuticals — 4.0%
Achaogen, Inc.*	1,100	9,526
Aclaris Therapeutics, Inc.*	800	15,976
Adamas Pharmaceuticals, Inc.*	700	18,081
Aeglea BioTherapeutics, Inc.*	900	9,522
Aerie Pharmaceuticals, Inc.*	1,400	94,570
Aimmune Therapeutics, Inc.*	1,700	45,713
Akcea Therapeutics, Inc.*	600	14,226
Akebia Therapeutics, Inc.*	1,700	16,966
Akorn, Inc.*	3,600	59,724
Amicus Therapeutics, Inc.*	7,000	109,340
Amneal Pharmaceuticals, Inc.*	3,337	54,760
Amphastar Pharmaceuticals, Inc.*	1,400	21,364
Anika Therapeutics, Inc.*	500	16,000
Antares Pharma, Inc.*	5,600	14,448
Apellis Pharmaceuticals, Inc.*	1,400	30,800
Aratana Therapeutics, Inc.*	900	3,825
Array BioPharma, Inc.*	7,548	126,656
Athenex, Inc.*	1,600	29,856
BioScrip, Inc.*	4,411	12,924

	Number of Shares	Value†

Pharmaceuticals — (continued)
BioSpecifics Technologies Corp.*	200	$8,972
Calithera Biosciences, Inc.*	1,200	6,000
Cara Therapeutics, Inc.*	800	15,320
Catalyst Pharmaceuticals, Inc.*	2,800	8,736
ChemoCentryx, Inc.*	1,000	13,170
Chimerix, Inc.*	1,700	8,092
Clovis Oncology, Inc.*	1,700	77,299
Collegium Pharmaceutical, Inc.*	1,000	23,850
Concert Pharmaceuticals, Inc.*	900	15,147
Corbus Pharmaceuticals Holdings, Inc.*	1,700	8,585
Corcept Therapeutics, Inc.*	3,600	56,592
CTI BioPharma Corp.*	2,000	9,960
Depomed, Inc.*	2,283	15,228
Diplomat Pharmacy, Inc.*	2,300	58,788
Dova Pharmaceuticals, Inc.*	500	14,960
Durect Corp.*	3,500	5,460
Eagle Pharmaceuticals, Inc.*	400	30,264
Enanta Pharmaceuticals, Inc.*	600	69,540
Endo International PLC*	8,600	81,098
Esperion Therapeutics, Inc.*	900	35,271
FibroGen, Inc.*	2,900	181,540
Flexion Therapeutics, Inc.*	1,200	31,020
G1 Therapeutics, Inc.*	800	34,768
Global Blood Therapeutics, Inc.*	1,900	85,880
Heron Therapeutics, Inc.*	2,400	93,240
Heska Corp.*	200	20,758
Horizon Pharma PLC*	6,500	107,640
Immune Design Corp.*	400	1,820
Insys Therapeutics, Inc.*	800	5,792
Intra-Cellular Therapies, Inc.*	1,800	31,806
Ironwood Pharmaceuticals, Inc.*	5,161	98,678
Jounce Therapeutics, Inc.*	400	3,064
Kadmon Holdings, Inc.*	2,700	10,773
Kala Pharmaceuticals, Inc.*	300	4,119
Keryx Biopharmaceuticals, Inc.*	3,500	13,160
Kindred Biosciences, Inc.*	1,400	14,910
La Jolla Pharmaceutical Co.*	700	20,419
Lannett Co., Inc.*	997	13,559
Madrigal Pharmaceuticals, Inc.*	200	55,938
Mallinckrodt PLC*	3,100	57,846
MannKind Corp.*	5,401	10,262
Marinus Pharmaceuticals, Inc.*	1,400	9,898
MediciNova, Inc.*	1,400	11,144
Melinta Therapeutics, Inc.*	360	2,286
Mersana Therapeutics, Inc.*	500	8,930
Minerva Neurosciences, Inc.*	800	6,600
Miragen Therapeutics, Inc.*	1,300	8,333
Mirati Therapeutics, Inc.*	700	34,510
MyoKardia, Inc.*	1,200	59,580
NantKwest, Inc.*	800	2,448
Natural Grocers by Vitamin Cottage, Inc.*	400	5,096
Natural Health Trends Corp.	300	7,506
Nature’s Sunshine Products, Inc.*	200	1,870
Neogen Corp.*	1,869	149,875
Neos Therapeutics, Inc.*	400	2,500

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — (continued)
Odonate Therapeutics, Inc.*	400	$8,832
Optinose, Inc.*	600	16,788
Pacira Pharmaceuticals, Inc.*	1,600	51,280
Phibro Animal Health Corp., Class A	700	32,235
Portola Pharmaceuticals, Inc.*	2,500	94,425
Prestige Brands Holdings, Inc.*	2,072	79,523
Progenics Pharmaceuticals, Inc.*	2,601	20,912
Ra Pharmaceuticals, Inc.*	500	4,975
Radius Health, Inc.*	1,500	44,205
Reata Pharmaceuticals, Inc., Class A*	600	20,982
Revance Therapeutics, Inc.*	1,300	35,685
Rhythm Pharmaceuticals, Inc.*	300	9,378
Rocket Pharmaceuticals, Inc.*	800	15,704
Seres Therapeutics, Inc.*	800	6,880
SIGA Technologies, Inc.*	2,000	11,880
Sorrento Therapeutics, Inc.*	3,300	23,760
Spring Bank Pharmaceuticals, Inc.*	600	7,110
Supernus Pharmaceuticals, Inc.*	1,800	107,730
Synergy Pharmaceuticals, Inc.*	7,600	13,224
Syros Pharmaceuticals, Inc.*	500	5,105
Teligent, Inc.*	1,800	6,228
Tetraphase Pharmaceuticals, Inc.*	1,200	4,284
TG Therapeutics, Inc.*	2,000	26,300
TherapeuticsMD, Inc.*	5,900	36,816
Tyme Technologies, Inc.*	2,300	7,268
USANA Health Sciences, Inc.*	448	51,655
Vanda Pharmaceuticals, Inc.*	1,941	36,976
Vital Therapies, Inc.*	1,600	10,960
Voyager Therapeutics, Inc.*	600	11,724
Xencor, Inc.*	1,800	66,618
Zafgen, Inc.*	1,200	12,276
Zogenix, Inc.*	1,375	60,775

		3,416,670

Pipelines — 0.2%
Primoris Services Corp.	1,490	40,573
SemGroup Corp., Class A	3,000	76,200
Tellurian, Inc.*	3,400	28,288

		145,061

Publishing / Newspapers — 0.1%
Cimpress N.V.*	800	115,968

Real Estate — 0.5%
AV Homes, Inc.*	595	12,733
Consolidated-Tomoka Land Co.	124	7,627
Forestar Group, Inc.*	160	3,320
FRP Holdings, Inc.*	269	17,418
HFF, Inc., Class A	1,500	51,525
Kennedy-Wilson Holdings, Inc.	4,581	96,888
KKR Real Estate Finance Trust, Inc.	400	7,912
Marcus & Millichap, Inc.*	700	27,307
Newmark Group, Inc., Class A	900	12,807
RE/MAX Holdings, Inc., Class A	700	36,715
Redfin Corp.*	2,800	64,652
Stratus Properties, Inc.*	300	9,165

	Number of Shares	Value†

Real Estate — (continued)
The RMR Group, Inc., Class A	267	$20,946
The St. Joe Co.*	1,800	32,310
Trinity Place Holdings, Inc.*	900	5,895

		407,220

Retail — 5.0%
Abercrombie & Fitch Co., Class A	2,800	68,544
America’s Car-Mart, Inc.*	227	14,051
American Eagle Outfitters, Inc.	6,300	146,475
Asbury Automotive Group, Inc.*	749	51,344
Ascena Retail Group, Inc.*	6,713	26,751
At Home Group, Inc.*	1,000	39,150
Barnes & Noble Education, Inc.*	1,737	9,797
Barnes & Noble, Inc.	2,600	16,510
Bed Bath & Beyond, Inc.	5,100	101,618
Big 5 Sporting Goods Corp.	581	4,416
Big Lots, Inc.	1,700	71,026
Biglari Holdings, Inc., Class B*	40	7,340
Biglari Holdings, Inc., Class A*	4	3,800
BJ’s Restaurants, Inc.	920	55,200
Bloomin’ Brands, Inc.	3,500	70,350
BMC Stock Holdings, Inc.*	2,700	56,295
Bojangles’, Inc.*	500	7,200
Boot Barn Holdings, Inc.*	700	14,525
Brinker International, Inc.	1,700	80,920
Caleres, Inc.	1,654	56,881
Carrols Restaurant Group, Inc.*	1,113	16,528
Chico’s FAS, Inc.	5,300	43,142
Chuy’s Holdings, Inc.*	600	18,420
Citi Trends, Inc.	503	13,802
Conn’s, Inc.*	704	23,232
Cracker Barrel Old Country Store, Inc.	724	113,096
Dave & Buster’s Entertainment, Inc.*	1,600	76,160
Del Frisco’s Restaurant Group, Inc.*	1,000	12,600
Del Taco Restaurants, Inc.*	1,100	15,598
Denny’s Corp.*	2,752	43,839
Dillard’s, Inc., Class A	500	47,250
Dine Brands Global, Inc.	671	50,191
DSW, Inc., Class A	2,500	64,550
Duluth Holdings, Inc., Class B*	500	11,895
El Pollo Loco Holdings, Inc.*	900	10,260
Express, Inc.*	3,154	28,859
EZCORP, Inc., Class A*	1,766	21,280
Fiesta Restaurant Group, Inc.*	1,013	29,073
FirstCash, Inc.	1,739	156,249
Five Below, Inc.*	2,100	205,191
Francesca’s Holdings Corp.*	1,658	12,518
Freshpet, Inc.*	1,100	30,195
Gaia, Inc.*	400	8,100
GameStop Corp., Class A	3,800	55,366
Genesco, Inc.*	795	31,562
GMS, Inc.*	1,200	32,508
GNC Holdings, Inc., Class A*	2,800	9,856
Group 1 Automotive, Inc.	807	50,841
Guess?, Inc.	2,400	51,360

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
Haverty Furniture Cos., Inc.	750	$16,200
Hibbett Sports, Inc.*	955	21,870
J Alexander’s Holdings, Inc.*	483	5,385
J. Jill, Inc.*	800	7,472
J.C. Penney Co., Inc.*	12,100	28,314
Jack in the Box, Inc.	1,114	94,824
Kirkland’s, Inc.*	827	9,626
Lands’ End, Inc.*	700	19,530
Lithia Motors, Inc., Class A	894	84,546
Lumber Liquidators Holdings, Inc.*	1,033	25,154
MarineMax, Inc.*	1,000	18,950
Nathan’s Famous, Inc.	100	9,410
National Vision Holdings, Inc.*	1,400	51,198
Noodles & Co.*	300	3,690
Office Depot, Inc.	19,900	50,745
Ollie’s Bargain Outlet Holdings, Inc.*	1,900	137,750
Papa John’s International, Inc.	1,010	51,227
Party City Holdco, Inc.*	1,200	18,300
PC Connection, Inc.	565	18,758
PetIQ, Inc.*	400	10,744
PetMed Express, Inc.	713	31,408
Pier 1 Imports, Inc.	3,644	8,673
Potbelly Corp.*	1,000	12,950
PriceSmart, Inc.	831	75,206
Red Robin Gourmet Burgers, Inc.*	520	24,232
Regis Corp.*	1,332	22,031
RH*	700	97,790
Rite Aid Corp.*	40,200	69,546
Rush Enterprises, Inc., Class B*	300	13,170
Rush Enterprises, Inc., Class A*	1,135	49,236
Ruth’s Hospitality Group, Inc.	1,195	33,520
Sally Beauty Holdings, Inc.*#	4,700	75,341
Sears Holding Corp.*	500	1,185
Shake Shack, Inc., Class A*	900	59,562
Shoe Carnival, Inc.	458	14,862
Signet Jewelers Ltd.	2,300	128,225
Sonic Automotive, Inc., Class A	1,134	23,360
Sonic Corp.	1,532	52,731
Sportsman’s Warehouse Holdings, Inc.*	600	3,072
Systemax, Inc.	562	19,293
Texas Roadhouse, Inc.	2,570	168,361
The Buckle, Inc.	1,049	28,218
The Cato Corp., Class A	1,104	27,180
The Cheesecake Factory, Inc.	1,716	94,483
The Children’s Place, Inc.	594	71,755
The Container Store Group, Inc.*	600	5,046
The Habit Restaurants, Inc., Class A*	1,000	10,000
Tile Shop Holdings, Inc.	1,300	10,010
Tilly’s, Inc., Class A	400	6,060
Vera Bradley, Inc.*	800	11,232
Wingstop, Inc.	1,100	57,332
Winmark Corp.	100	14,845
World Fuel Services Corp.	2,600	53,066
Zoe’s Kitchen, Inc.*	700	6,832
Zumiez, Inc.*	703	17,610

		4,266,830

	Number of Shares	Value†

Savings & Loans — 1.7%
Banc of California, Inc.	1,700	$33,235
BankFinancial Corp.	609	10,749
Beneficial Bancorp, Inc.	2,773	44,923
Berkshire Hills Bancorp, Inc.	1,502	60,981
BofI Holding, Inc.*	2,400	98,184
Brookline Bancorp, Inc.	2,922	54,349
BSB Bancorp, Inc.*	300	10,320
Capitol Federal Financial, Inc.	5,100	67,116
Charter Financial Corp.	700	16,905
Community Bankers Trust Corp.*	1,300	11,635
Dime Community Bancshares, Inc.	1,230	23,985
Entegra Financial Corp.*	400	11,720
ESSA Bancorp, Inc.	500	7,915
First Defiance Financial Corp.	300	20,118
First Financial Northwest, Inc.	100	1,952
Flagstar Bancorp, Inc.*	1,100	37,686
Flushing Financial Corp.	1,138	29,702
FS Bancorp, Inc.	200	12,650
Hingham Institution for Savings	100	21,970
Home Bancorp, Inc.	300	13,965
HomeStreet, Inc.*	1,000	26,950
HomeTrust Bancshares, Inc.*	500	14,075
Investors Bancorp, Inc.	10,155	129,882
Malvern Bancorp, Inc.*	400	9,740
Meridian Bancorp, Inc.	1,874	35,887
Meta Financial Group, Inc.	300	29,220
MutualFirst Financial, Inc.	300	11,325
Northfield Bancorp, Inc.	1,793	29,800
Northwest Bancshares, Inc.	3,775	65,647
OceanFirst Financial Corp.	1,710	51,232
Oritani Financial Corp.	1,718	27,832
Pacific Premier Bancorp, Inc.*	1,716	65,465
Provident Financial Services, Inc.	2,403	66,155
Prudential Bancorp, Inc.	500	9,650
Riverview Bancorp, Inc.	1,100	9,284
SI Financial Group, Inc.	500	7,375
Southern Missouri Bancorp, Inc.	300	11,706
Territorial Bancorp, Inc.	243	7,533
Timberland Bancorp, Inc.	300	11,202
United Community Financial Corp.	1,700	18,683
United Financial Bancorp, Inc.	2,131	37,335
Washington Federal, Inc.	3,400	111,180
Waterstone Financial, Inc.	1,000	17,050
WSFS Financial Corp.	1,071	57,084

		1,451,352

Semiconductors — 2.3%
Alpha & Omega Semiconductor Ltd.*	900	12,816
Ambarella, Inc.*	1,300	50,193
Amkor Technology, Inc.*	4,011	34,455
Aquantia Corp.*	800	9,264
Axcelis Technologies, Inc.*	1,025	20,295
AXT, Inc.*	1,500	10,575
Brooks Automation, Inc.	2,677	87,324
Cabot Microelectronics Corp.	961	103,365

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — (continued)
CEVA, Inc.*	871	$26,304
Cirrus Logic, Inc.*	2,481	95,097
Cohu, Inc.	904	22,157
Cree, Inc.*	3,800	157,966
Diodes, Inc.*	1,399	48,224
Entegris, Inc.	5,370	182,043
FormFactor, Inc.*	2,629	34,966
Impinj, Inc.*	700	15,477
Inphi Corp.*	1,600	52,176
Integrated Device Technology, Inc.*	5,093	162,365
Kopin Corp.*	1,507	4,310
Lattice Semiconductor Corp.*	4,924	32,301
MACOM Technology Solutions Holdings, Inc.*	1,622	37,371
MaxLinear, Inc., Class A*	2,243	34,968
Nanometrics, Inc.*	900	31,869
Photronics, Inc.*	2,692	21,469
Power Integrations, Inc.	1,095	79,990
Rambus, Inc.*	4,423	55,464
Rudolph Technologies, Inc.*	1,054	31,198
Semtech Corp.*	2,509	118,048
Sigma Designs, Inc.*	1,200	7,320
Silicon Laboratories, Inc.*	1,600	159,360
SMART Global Holdings, Inc.*	400	12,748
Synaptics, Inc.*	1,416	71,324
Ultra Clean Holdings, Inc.*	1,300	21,580
Veeco Instruments, Inc.*	1,654	23,570
Xcerra Corp.*	2,466	34,450
Xperi Corp.	1,823	29,350

		1,931,752

Software — 4.0%
ACI Worldwide, Inc.*	4,527	111,681
Acxiom Corp.*	2,967	88,862
Allscripts Healthcare Solutions, Inc.*	7,100	85,200
Altair Engineering, Inc., Class A*	1,000	34,180
Alteryx, Inc., Class A*	1,100	41,976
Amber Road, Inc.*	600	5,646
American Software, Inc., Class A	1,193	17,382
Appfolio, Inc., Class A*	600	36,690
Apptio, Inc., Class A*	1,300	47,060
Asure Software, Inc.*	500	7,975
Avaya Holdings Corp.*	4,000	80,320
Avid Technology, Inc.*	1,100	5,720
Benefitfocus, Inc.*	600	20,160
Blackbaud, Inc.	1,850	189,533
Blackline, Inc.*	1,300	56,459
Bottomline Technologies, Inc.*	1,545	76,987
Castlight Health, Inc., Class B*	3,600	15,300
Cision Ltd.*	1,500	22,425
Cloudera, Inc.*	3,700	50,468
CommVault Systems, Inc.*	1,548	101,936
Computer Programs & Systems, Inc.	447	14,706
Cornerstone OnDemand, Inc.*	2,000	94,860
Coupa Software, Inc.*	2,000	124,480
CSG Systems International, Inc.	1,281	52,354

	Number of Shares	Value†

Software — (continued)
Digi International, Inc.*	1,157	$15,272
Donnelley Financial Solutions, Inc.*	1,000	17,370
Ebix, Inc.	936	71,370
Envestnet, Inc.*	1,713	94,129
Everbridge, Inc.*	1,000	47,420
Evolent Health, Inc., Class A*	2,600	54,730
Exela Technologies, Inc.*	1,800	8,550
Five9, Inc.*	2,200	76,054
Glu Mobile, Inc.*	4,000	25,640
Hortonworks, Inc.*	2,600	47,372
HubSpot, Inc.*	1,400	175,560
InnerWorkings, Inc.*	1,724	14,982
Inovalon Holdings, Inc., Class A*	2,500	24,813
Instructure, Inc.*	1,200	51,060
ManTech International Corp., Class A	1,039	55,732
Medidata Solutions, Inc.*	2,188	176,265
MicroStrategy, Inc., Class A*	375	47,906
MINDBODY, Inc., Class A*	1,700	65,620
MobileIron, Inc.*	2,700	12,015
Model N, Inc.*	1,100	20,460
Monotype Imaging Holdings, Inc.	1,599	32,460
New Relic, Inc.*	1,700	171,003
Omnicell, Inc.*	1,435	75,266
Park City Group, Inc.*	700	5,530
PDF Solutions, Inc.*	1,200	14,376
pdvWireless, Inc.*	300	7,485
Progress Software Corp.	1,726	67,003
PROS Holdings, Inc.*	917	33,535
QAD, Inc., Class A	392	19,659
Quality Systems, Inc.*	2,204	42,978
Ribbon Communications, Inc.*	1,843	13,122
Rosetta Stone, Inc.*	1,000	16,030
SailPoint Technologies Holding, Inc.*	1,500	36,810
SendGrid, Inc.*	400	10,608
Simulations Plus, Inc.	600	13,350
SPS Commerce, Inc.*	700	51,436
SYNNEX Corp.	1,194	115,233
Tabula Rasa HealthCare, Inc.*	700	44,681
Upland Software, Inc.*	600	20,622
Verint Systems, Inc.*	2,395	106,218
Veritone, Inc.*	400	6,728
Workiva, Inc.*	900	21,960

		3,410,773

Storage & Warehousing — 0.1%
Mobile Mini, Inc.	1,777	83,341
Wesco Aircraft Holdings, Inc.*	2,240	25,200

		108,541

Telecommunications — 2.5%
8X8, Inc.*	3,400	68,170
Acacia Communications, Inc.*	1,000	34,810
ADTRAN, Inc.	1,905	28,289
Aerohive Networks, Inc.*	1,300	5,161
Anixter International, Inc.*	1,134	71,782
ATN International, Inc.	449	23,694

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Telecommunications — (continued)
CalAmp Corp.*	1,400	$32,802
Calix, Inc.*	1,487	11,599
Casa Systems, Inc.*	600	9,798
Ciena Corp.*	5,500	145,805
Cincinnati Bell, Inc.*	1,557	24,445
Clearfield, Inc.*	400	4,420
Comtech Telecommunications Corp.	952	30,350
Consolidated Communications Holdings, Inc.	2,571	31,777
Extreme Networks, Inc.*	4,147	33,010
Finisar Corp.*	4,221	75,978
Frontier Communications Corp.	3,073	16,471
Gogo, Inc.*	2,200	10,692
GTT Communications, Inc.*	1,300	58,500
Harmonic, Inc.*	2,870	12,197
Hawaiian Telcom Holdco, Inc.*	200	5,784
HC2 Holdings, Inc.*	700	4,095
Infinera Corp.*	5,194	51,576
Intelsat SA*	1,200	19,992
InterDigital, Inc.	1,294	104,684
Iridium Communications, Inc.*	3,500	56,350
j2 Global, Inc.	1,774	153,646
Knowles Corp.*	3,452	52,816
KVH Industries, Inc.*	354	4,744
Liberty Latin America Ltd., Class C*	4,300	83,334
Liberty Latin America Ltd., Class A*	1,700	32,504
Loral Space & Communications, Inc.*	546	20,530
Maxar Technologies Ltd.	2,200	111,144
NeoPhotonics Corp.*	1,300	8,099
NETGEAR, Inc.*	1,229	76,812
NII Holdings, Inc.*	3,400	13,260
Oclaro, Inc.*	6,500	58,045
Ooma, Inc.*	900	12,735
ORBCOMM, Inc.*	2,700	27,270
Plantronics, Inc.	1,267	96,609
Preformed Line Products Co.	145	12,873
Quantenna Communications, Inc.*	1,400	21,756
RigNet, Inc.*	500	5,150
Shenandoah Telecommunications Co.	1,718	56,179
Spok Holdings, Inc.	612	9,211
Telenav, Inc.*	1,000	5,600
ViaSat, Inc.*	2,062	135,515
Viavi Solutions, Inc.*	8,800	90,112
Vonage Holdings Corp.*	8,500	109,565
Windstream Holdings, Inc.*	1,357	7,151

		2,176,891

Textiles — 0.1%
Culp, Inc.	500	12,275
UniFirst Corp.	577	102,071

		114,346

Transportation — 1.3%
Air Transport Services Group, Inc.*	2,085	47,100
ArcBest Corp.	995	45,471
Ardmore Shipping Corp.*	800	6,560
Atlas Air Worldwide Holdings, Inc.*	848	60,802
Bristow Group, Inc.*	1,350	19,048

	Number of Shares	Value†

Transportation — (continued)
CAI International, Inc.*	660	$15,338
Costamare, Inc.	1,200	9,576
Covenant Transportation Group, Inc., Class A*	400	12,600
CryoPort, Inc.*	1,000	15,780
Daseke, Inc.*	1,800	17,874
DHT Holdings, Inc.	3,900	18,291
Dorian LPG Ltd.*	1,032	7,884
Eagle Bulk Shipping, Inc.*	1,500	8,160
Echo Global Logistics, Inc.*	1,000	29,250
Era Group, Inc.*	800	10,360
Forward Air Corp.	1,196	70,660
Frontline Ltd.*	2,800	16,352
GasLog Ltd.	1,700	32,470
Golar LNG Ltd.	3,800	111,948
Heartland Express, Inc.	1,967	36,488
Hub Group, Inc., Class A*	1,243	61,901
International Seaways, Inc.*	1,133	26,218
Marten Transport Ltd.	1,451	34,026
Matson, Inc.	1,600	61,408
Nordic American Tankers Ltd.	3,567	9,560
Overseas Shipholding Group, Inc., Class A*	1,600	6,208
PHI, Inc.*	593	6,031
Radiant Logistics, Inc.*	1,000	3,910
Safe Bulkers, Inc.*	2,600	8,840
Saia, Inc.*	961	77,697
Scorpio Bulkers, Inc.	2,600	18,460
Scorpio Tankers, Inc.	10,200	28,662
Ship Finance International Ltd.	3,184	47,601
Teekay Corp.	1,900	14,725
Teekay Tankers Ltd., Class A	9,293	10,873
Tidewater, Inc.*	900	26,037
Universal Logistics Holdings, Inc.	100	2,625
USA Truck, Inc.*	400	9,388
Werner Enterprises, Inc.	1,752	65,788
YRC Worldwide, Inc.*	1,300	13,065

		1,125,035

Trucking and Leasing — 0.2%
GATX Corp.	1,500	111,345
Textainer Group Holdings Ltd.*	812	12,911
The Greenbrier Cos., Inc.	1,247	65,779

		190,035

Water — 0.4%
American States Water Co.	1,424	81,396
Artesian Resources Corp., Class A	313	12,135
California Water Service Group	1,866	72,681
Connecticut Water Service, Inc.	419	27,369
Consolidated Water Co., Ltd.	800	10,320
Middlesex Water Co.	531	22,392
PICO Holdings, Inc.*	792	9,227
SJW Group	688	45,559
The York Water Co.	597	18,985

		300,064

TOTAL COMMON STOCKS (Cost $53,670,867)		77,321,224

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — 7.9%
Apartments — 0.3%
Bluerock Residential Growth REIT, Inc.	600	$5,352
Education Realty Trust, Inc.	2,901	120,391
Front Yard Residential Corp.	2,200	22,924
Independence Realty Trust, Inc.	3,592	37,034
Preferred Apartment Communities, Inc., Class A	1,400	23,786

		209,487

Building & Real Estate — 0.7%
Agree Realty Corp.	1,196	63,113
Anworth Mortgage Asset Corp.	3,731	18,543
Apollo Commercial Real Estate Finance, Inc.	4,756	86,940
Ares Commercial Real Estate Corp.	1,000	13,810
Capstead Mortgage Corp.	3,475	31,101
CYS Investments, Inc.	5,856	43,920
Dynex Capital, Inc.	2,307	15,065
Getty Realty Corp.	1,169	32,931
Invesco Mortgage Capital, Inc.	4,407	70,071
iStar, Inc.*	2,718	29,327
New York Mortgage Trust, Inc.	4,700	28,247
PennyMac Mortgage Investment Trust	2,692	51,121
Redwood Trust, Inc.	2,777	45,737
Select Income REIT	2,400	53,928

		583,854

Diversified — 1.4%
AG Mortgage Investment Trust, Inc.	1,188	22,323
Arbor Realty Trust, Inc.	2,100	21,903
Armada Hoffler Properties, Inc.	1,400	20,860
Blackstone Mortgage Trust, Inc., Class A	3,900	122,577
CatchMark Timber Trust, Inc., Class A	2,100	26,733
Clipper Realty, Inc.	600	5,124
Colony Credit Real Estate, Inc.	3,200	66,336
CoreCivic, Inc.	4,500	107,505
CorEnergy Infrastructure Trust, Inc.	500	18,800
Cousins Properties, Inc.	15,570	150,873
Exantas Capital Corp.	1,175	11,961
Four Corners Property Trust, Inc.	2,500	61,575
NexPoint Residential Trust, Inc.	600	17,070
NorthStar Realty Europe Corp.	2,100	30,429
PotlatchDeltic Corp.	2,283	116,091
PS Business Parks, Inc.	765	98,302
Spirit MTA REIT*	1,600	16,480
STAG lndustrial, Inc.	3,700	100,751
The GEO Group, Inc.	4,752	130,870
Tier REIT, Inc.	2,000	47,560
UMH Properties, Inc.	968	14,859
Whitestone REIT	1,400	17,472

		1,226,454

Diversified Financial Services — 0.3%
ARMOUR Residential REIT, Inc.	1,375	31,364
Cherry Hill Mortgage Investment Corp.	500	8,930
Granite Point Mortgage Trust, Inc.	1,600	29,360
Great Ajax Corp.	600	7,848

	Number of Shares	Value†

Diversified Financial Services — (continued)
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,700	$33,575
Ladder Capital Corp.	3,347	52,280
Orchid Island Capital, Inc.	2,400	18,048
Sutherland Asset Management Corp.	700	11,375
TPG RE Finance Trust, Inc.	1,200	24,384
Western Asset Mortgage Capital Corp.	1,597	16,641

		233,805

Healthcare — 0.9%
CareTrust REIT, Inc.	2,795	46,648
Community Healthcare Trust, Inc.	600	17,922
Global Medical REIT, Inc.	900	7,974
Healthcare Realty Trust, Inc.	4,572	132,954
LTC Properties, Inc.	1,517	64,836
MedEquities Realty Trust, Inc.	1,100	12,122
National Health Investors, Inc.	1,557	114,720
New Senior Investment Group, Inc.	2,700	20,439
Physicians Realty Trust	6,900	109,986
Quality Care Properties, Inc.*	3,700	79,587
Sabra Health Care REIT, Inc.	6,793	147,612
Universal Health Realty Income Trust	520	33,270

		788,070

Hotels & Resorts — 1.2%
Ashford Hospitality Trust, Inc.	3,020	24,462
Braemar Hotels & Resorts, Inc.	987	11,272
Chatham Lodging Trust	1,900	40,318
Chesapeake Lodging Trust	2,389	75,588
DiamondRock Hospitality Co.	7,723	94,838
Hersha Hospitality Trust	1,517	32,540
LaSalle Hotel Properties	4,417	151,194
Pebblebrook Hotel Trust	2,609	101,229
RLJ Lodging Trust	6,480	142,884
Ryman Hospitality Properties, Inc.	1,712	142,353
Summit Hotel Properties, Inc.	4,000	57,240
Sunstone Hotel Investors, Inc.	8,747	145,375

		1,019,293

Industrial — 0.9%
EastGroup Properties, Inc.	1,275	121,839
First Industrial Realty Trust, Inc.	4,729	157,665
Gramercy Property Trust	6,039	164,985
InfraREIT, Inc.	1,700	37,689
Monmouth Real Estate Investment Corp., Class A	2,649	43,788
QTS Realty Trust, Inc., Class A	2,043	80,699
Rexford Industrial Realty, Inc.	2,900	91,031
Terreno Realty Corp.	2,175	81,932

		779,628

Mixed Industrial/Office — 0.4%
Axon Enterprise, Inc.*	2,011	127,055
Gladstone Commercial Corp.	1,052	20,219
Investors Real Estate Trust	4,618	25,538
Lexington Realty Trust	8,515	74,336

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Mixed Industrial/Office — (continued)
One Liberty Properties, Inc.	503	$13,284
Washington Real Estate Investment Trust	3,006	91,172

		351,604

Office Property — 0.4%
American Assets Trust, Inc.	1,600	61,264
City Office REIT, Inc.	900	11,547
Easterly Government Properties, Inc.	1,800	35,568
Franklin Street Properties Corp.	4,045	34,625
Government Properties Income Trust	3,644	57,757
Mack-Cali Realty Corp.	3,500	70,980
Piedmont Office Realty Trust, Inc., Class A	4,900	97,657

		369,398

Real Estate — 0.3%
Alexander & Baldwin, Inc.	2,556	60,066
CorePoint Lodging, Inc.*	1,550	40,145
Farmland Partners, Inc.	1,400	12,320
Gladstone Land Corp.	700	8,869
Global Net Lease, Inc.	2,633	53,792
Innovative Industrial Properties, Inc.	200	7,324
Safety Income & Growth, Inc.	400	7,588
Xenia Hotels & Resorts, Inc.	4,200	102,312

		292,416

Regional Malls — 0.3%
CBL & Associates Properties, Inc.	6,900	38,433
MTGE Investment Corp.	1,743	34,163
Pennsylvania Real Estate Investment Trust	2,715	29,838
Tanger Factory Outlet Centers, Inc.	3,500	82,215
Washington Prime Group, Inc.	7,000	56,770

		241,419

Storage & Warehousing — 0.2%
Americold Realty Trust	2,000	44,040
Industrial Logistics Properties Trust	800	17,880
Jernigan Capital, Inc.	400	7,624
National Storage Affiliates Trust	1,800	55,476

		125,020

Strip Centers — 0.6%
Acadia Realty Trust	3,120	85,394
Alexander’s, Inc.	86	32,906
Cedar Realty Trust, Inc.	2,826	13,339
Kite Realty Group Trust	3,251	55,527
Ramco-Gershenson Properties Trust	3,141	41,493
Retail Opportunity Investments Corp.	4,300	82,388
Saul Centers, Inc.	351	18,807
Seritage Growth Properties, Class A	1,200	50,916
Urban Edge Properties	4,300	98,341
Urstadt Biddle Properties, Inc., Class A	1,216	27,518

		506,629

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $5,718,050)		6,727,077

	Number of Shares	Value†
RIGHTS — 0.0%
Chelsea Therapeutics International Ltd. CVR*^,~	1,600	$0
Cubist Pharmaceuticals, Inc.*^,~	1,200	0
Durata Therapeutics CVR Shares*^,~	500	0
Dyax Corp. CVR*^,~	5,620	18,771
Media General CVR*^,~	4,400	440
Newstar Financial, Inc.*^,~	1,300	640
Tobira Therapeutic, Inc. CVR*^,~	400	4,708

TOTAL RIGHTS (Cost $1,390)		24,559

	Par (000)	Value†
U.S. TREASURY OBLIGATIONS — 0.1%¤
U.S. Treasury Bill¤ 2.054%, 12/06/18(a) (Cost $84,230)	85	84,248

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 1.5%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,260,668)	1,260,668	1,260,668

TOTAL INVESTMENTS — 100.1% (Cost $60,735,205)		$85,417,776

Other Assets & Liabilities — (0.1)%		(76,888)

TOTAL NET ASSETS — 100.0%		$85,340,888

^	Illiquid security. The total market value of illiquid securities at June 30, 2018 is $24,559.
~	Fair valued security. The total market value of fair valued securities at June 30, 2018 is $24,559.
†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.
¤	Zero Coupon Bond. The interest rate disclosed represents the effective yield from the date of acquisition to maturity.
(a)	All or portion of securities segregated as collateral for futures contracts.
PLC	— Public Limited Company.
CVR	— Contingent Valued Rights.
REIT	— Real Estate Investment Trust.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Small Cap Index Fund

Summary of inputs used to value the Fund’s investments as of 06/30/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$77,321,224	$77,321,224	$—	$—
REAL ESTATE INVESTMENT TRUSTS	6,727,077	6,727,077	—	—
U.S. TREASURY OBLIGATIONS	84,248	—	84,248	—
RIGHTS	24,559	—	24,559	—
SHORT-TERM INVESTMENTS	1,260,668	1,260,668	—	—

TOTAL INVESTMENTS	$85,417,776	$85,308,969	$108,807	$—

LIABILITIES TABLE
Description	Total Market Value at 06/30/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
OTHER FINANCIAL INSTRUMENTS(1)
Futures Contracts	$(29,206)	$—	$(29,206)	$—

TOTAL LIABILITIES — OTHER FINANCIAL INSTRUMENTS	$(29,206)	$—	$(29,206)	$—

(1)

Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Future Contracts:

Type	Futures Contract	Expiration Date	Number of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Buy/Long	Russell 2000 Mini Index	9/30/2018	17	50	1,648	1,400,375	$—	$(29,206)

							$—	$(29,206)

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — 97.2%
Australia — 6.8%
AGL Energy Ltd.	5,276	$87,786
Alumina Ltd.	15,918	32,940
Amcor Ltd.	9,071	96,649
AMP Ltd.	21,837	57,436
APA Group	9,267	67,514
Aristocrat Leisure Ltd.	4,196	95,826
ASX Ltd.	1,401	66,783
Aurizon Holdings Ltd.	15,495	49,552
AusNet Services	11,455	13,605
Australia & New Zealand Banking Group Ltd.	22,352	467,818
Bank of Queensland Ltd.	3,462	26,067
Bendigo & Adelaide Bank Ltd.	4,040	32,365
BHP Billiton Ltd.	24,764	619,645
BlueScope Steel Ltd.	4,455	56,857
Boral Ltd.	8,109	39,122
Brambles Ltd.	12,161	79,840
Caltex Australia Ltd.	2,100	50,538
Challenger Ltd.	4,465	39,074
CIMIC Group Ltd.	829	25,915
Coca-Cola Amatil Ltd.	3,824	26,010
Cochlear Ltd.	418	61,886
Commonwealth Bank of Australia	13,353	720,162
Computershare Ltd.	3,381	46,058
Crown Resorts Ltd.	2,801	27,948
CSL Ltd.	3,491	496,920
Dexus	7,850	56,424
Domino’s Pizza Enterprises Ltd.	473	18,268
Flight Centre Travel Group Ltd.	439	20,665
Fortescue Metals Group Ltd.	11,253	36,538
Goodman Group	13,411	95,605
Harvey Norman Holdings Ltd.	3,235	7,948
Healthscope Ltd.	13,599	22,190
Incitec Pivot Ltd.	13,612	36,521
Insurance Australia Group Ltd.	17,729	111,847
LendLease Group	4,333	63,442
Macquarie Group Ltd.	2,525	230,119
Medibank Pvt. Ltd.	21,209	45,795
Mirvac Group	26,971	43,289
National Australia Bank Ltd.	20,651	419,311
Newcrest Mining Ltd.	5,921	96,140
Oil Search Ltd.	10,741	70,568
Orica Ltd.	2,861	37,560
Origin Energy Ltd.*	14,077	104,411
QBE Insurance Group Ltd.	10,872	78,270
Ramsay Health Care Ltd.	1,058	42,249
REA Group Ltd.	400	26,844
Rio Tinto Ltd.	3,116	192,523
Santos Ltd.*	12,884	59,674
Scentre Group	41,172	133,770
SEEK Ltd.	2,700	43,511
Sonic Healthcare Ltd.	2,886	52,352
South32 Ltd.	16,770	44,906
South32 Ltd.	24,967	66,670
Stockland	18,731	55,035
Suncorp Group Ltd.	9,789	105,569

	Number of Shares	Value†

Australia — (continued)
Sydney Airport	8,538	$45,200
Tabcorp Holdings Ltd.	13,929	45,918
Telstra Corp. Ltd.	33,844	65,459
The GPT Group	13,907	52,034
The GPT Group, In Specie*^,~	16,419	0
TPG Telecom Ltd.	2,240	8,562
Transurban Group	16,980	150,363
Treasury Wine Estates Ltd.	5,948	76,420
Vicinity Centres	25,092	48,122
Wesfarmers Ltd.	8,823	321,919
Westpac Banking Corp.	25,909	562,665
Woodside Petroleum Ltd.	6,748	176,841
Woolworths Ltd.	10,039	226,718

		7,582,551

Austria — 0.2%
Andritz AG	564	29,893
Erste Group Bank AG*	2,258	94,136
OMV AG	1,135	64,193
Raiffeisen Bank International AG	1,156	35,419
voestalpine AG	888	40,833

		264,474

Belgium — 1.1%
Ageas	1,453	73,149
Anheuser-Busch InBev N.V.	5,803	585,320
Colruyt S.A.	365	20,810
Groupe Bruxelles Lambert S.A.	597	62,805
KBC Groep N.V.	1,908	146,535
Proximus SADP	1,133	25,484
Solvay S.A.	600	75,563
Telenet Group Holding N.V.*	377	17,552
UCB S.A.	1,013	79,409
Umicore SA	1,648	94,080

		1,180,707

Bermuda — 0.1%
Jardine Strategic Holdings Ltd.	1,700	61,928

China — 0.1%
Minth Group Ltd.	6,000	25,378
Sands China Ltd.	19,200	102,363
Yangzijiang Shipbuilding Holdings Ltd.	19,000	12,575

		140,316

Denmark — 1.6%
A.P. Moller — Maersk A/S, B Shares	51	63,092
A.P. Moller — Maersk A/S, A Shares	31	36,635
Carlsberg A/S, B Shares	840	98,833
Chr Hansen Holding AS	775	71,347
Coloplast A/S, B Shares	905	90,357
Danske Bank A/S	5,740	178,824
DSV A/S	1,517	122,121
Genmab A/S*	448	68,933
H Lundbeck A/S	500	35,043
ISS A/S	1,307	44,767
Novo Nordisk A/S, B Shares	13,514	624,219

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Denmark — (continued)
Novozymes A/S, B Shares	1,690	$85,477
Orsted A/S 144A @	1,454	87,852
Pandora A/S	825	57,501
Tryg A/S	965	22,599
Vestas Wind Systems A/S	1,658	102,359
William Demant Holding A/S*	935	37,524

		1,827,483

Finland — 1.0%
Elisa OYJ	1,000	46,197
Fortum OYJ	3,489	83,105
Kone OYJ, B Shares	2,641	134,283
Metso OYJ	784	26,151
Neste OYJ	918	71,823
Nokia OYJ	44,789	256,905
Nokian Renkaat OYJ	902	35,519
Orion OYJ, B Shares	750	20,171
Sampo OYJ, A Shares	3,451	168,066
Stora Enso OYJ, R Shares	4,323	84,221
UPM-Kymmene OYJ	4,158	148,046
Wartsila OYJ Abp	3,552	69,537

		1,144,024

France — 9.9%
Accor S.A.	1,399	68,517
Aeroports de Paris	215	48,567
Air Liquide S.A.	3,296	413,138
Alstom S.E.	1,201	55,100
Amundi SA 144A @	462	31,936
Arkema S.A.	503	59,354
AtoS S.A.	713	97,000
AXA S.A.	14,767	360,814
BioMerieux	318	28,572
BNP Paribas S.A.	8,561	529,558
Bollore S.A.	7,148	33,193
Bouygues S.A.	1,571	67,503
Bureau Veritas S.A.	1,943	51,795
Capgemini S.E.	1,222	163,760
Carrefour S.A.	4,611	74,380
Casino Guichard Perrachon S.A.	468	18,112
Cie de Saint-Gobain	3,857	171,810
Cie Generale des Etablissements Michelin, B Shares	1,336	161,627
CNP Assurances	1,195	27,150
Covivio	278	28,885
Credit Agricole S.A.	8,891	118,006
Danone S.A.	4,763	347,759
Dassault Aviation S.A.	18	34,226
Dassault Systemes S.A.	999	139,804
Edenred	1,841	58,151
Eiffage S.A.	572	62,144
Electricite de France S.A.	4,450	61,062
Engie SA	14,037	214,717
Essilor International S.A.	1,571	221,505
Eurazeo S.A.	396	29,974
Eutelsat Communications S.A.	1,342	27,773

	Number of Shares	Value†

France — (continued)
Faurecia S.A.	580	$41,230
Gecina S.A.	357	59,640
Getlink	3,742	51,302
Hermes International	247	150,881
ICADE	232	21,731
Iliad S.A.	205	32,346
Imerys S.A.	213	17,191
Ingenico Group S.A.	455	40,797
Ipsen S.A.	293	45,828
JCDecaux S.A.	510	17,030
Kering	572	322,208
Klepierre	1,645	61,808
L’Oreal S.A.	1,937	477,523
Legrand S.A.	2,075	151,988
LVMH Moet Hennessy Louis Vuitton S.E.	2,124	705,209
Natixis	7,282	51,524
Orange S.A.	15,519	259,046
Pernod Ricard S.A.	1,645	268,472
Peugeot S.A.	4,608	104,995
Publicis Groupe S.A.	1,534	105,267
Remy Cointreau S.A.	157	20,326
Renault S.A.	1,498	126,913
Rexel S.A.	2,198	31,553
Safran S.A.	2,564	310,513
Sanofi S.A.	8,662	695,209
Schneider Electric S.E.	4,110	341,816
SCOR S.E.	1,349	49,888
SEB S.A.	179	31,230
Societe BIC S.A.	246	22,810
Societe Generale S.A.	5,913	248,523
Sodexo S.A.	698	69,677
Suez Environment Co.	2,717	35,147
Teleperformance	442	78,011
Thales S.A.	777	99,964
TOTAL S.A.	18,654	1,132,759
Ubisoft Entertainment SA*	622	67,990
Unibail-Rodamco-Westfield*	5,440	59,060
Unibail-Rodamco-Westfield	772	169,986
Valeo SA	1,888	102,941
Veolia Environment S.A.	4,205	89,857
Vinci S.A.	3,835	368,127
Vivendi S.A.	7,827	191,471
Wendel S.A.	185	25,454

		11,161,133

Germany — 8.7%
1&1 Drillisch AG	408	23,144
adidas AG	1,429	311,119
Allianz S.E.	3,401	700,793
Axel Springer S.E.	327	23,631
BASF S.E.	7,000	668,281
Bayer AG	6,851	752,402
Bayerische Motoren Werke AG	2,582	233,394
Beiersdorf AG	792	89,772
Brenntag AG	1,140	63,340
Commerzbank AG*	8,245	78,652

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Germany — (continued)
Continental AG	852	$193,897
Covestro AG 144A @	1,472	130,837
Daimler AG	6,958	445,710
Delivery Hero S.E.*144A @	704	37,316
Deutsche Bank AG	15,849	169,560
Deutsche Boerse AG	1,516	201,559
Deutsche Lufthansa AG	1,773	42,477
Deutsche Post AG	7,461	242,411
Deutsche Telekom AG*	25,368	392,048
Deutsche Wohnen S.E.	2,770	133,774
E.ON S.E.	17,190	183,151
Evonik Industries AG	1,096	37,498
Fraport AG Frankfurt Airport Services Worldwide	272	26,168
Fresenius Medical Care AG & Co. KGaA	1,627	163,825
Fresenius S.E. & Co. KGaA	3,201	256,287
GEA Group AG	1,350	45,466
Hannover Rueck S.E.	474	58,929
HeidelbergCement AG	1,153	96,813
Henkel AG & Co. KGaA	823	91,379
Hochtief AG	160	28,853
Hugo Boss AG	454	41,173
Infineon Technologies AG	8,762	222,566
Innogy S.E. 144A @	1,102	47,082
K+S AG	1,330	32,717
KION Group AG	553	39,694
LANXESS AG	691	53,722
Linde AG	1,410	334,987
MAN S.E.	297	33,608
Merck KGaA	1,016	98,905
METRO AG	1,566	19,299
MTU Aero Engines AG	398	76,234
Muenchener Ruckversicherungs AG	1,188	249,769
OSRAM Licht AG	667	27,164
ProSiebenSat.1 Media S.E.	1,773	44,866
Puma S.E.	68	39,726
RWE AG	3,801	86,376
SAP S.E.	7,491	864,596
Siemens AG	5,831	768,269
Siemens Healthineers AG*144A @	1,145	47,184
Symrise AG	883	77,240
Telefonica Deutschland Holding AG	5,808	22,848
Thyssenkrupp AG	3,349	81,180
TUI AG	3,097	67,738
Uniper S.E.	1,539	45,820
United Internet AG	908	51,839
Volkswagen AG	247	40,605
Vonovia S.E.	3,750	178,235
Wirecard AG	897	143,538
Zalando SE*144A @	869	48,431

		9,807,897

Hong Kong — 3.2%
AIA Group Ltd.	92,000	801,450
ASM Pacific Technology Ltd.	2,500	31,509
Bank of East Asia Ltd.	8,485	33,818

	Number of Shares	Value†

Hong Kong — (continued)
BOC Hong Kong Holdings Ltd.	28,000	$131,598
CK Asset Holdings Ltd.	19,670	155,714
CK Hutchison Holdings Ltd.	20,628	218,368
CK Infrastructure Holdings Ltd.	5,000	37,014
CLP Holdings Ltd.	12,500	134,642
Dairy Farm International Holdings Ltd.	2,600	22,827
Galaxy Entertainment Group Ltd.	18,000	138,752
Hang Lung Group Ltd.	7,000	19,600
Hang Lung Properties Ltd.	14,000	28,757
Hang Seng Bank Ltd.	5,900	147,325
Henderson Land Development Co., Ltd.	10,810	57,004
HK Electric Investments & HK Electric Investments Ltd. 144A @	20,777	19,809
HKT Trust & HKT Ltd.	30,240	38,574
Hong Kong & China Gas Co., Ltd.	71,951	137,537
Hong Kong Exchanges & Clearing Ltd.	9,065	271,293
Hongkong Land Holdings Ltd.	9,000	64,340
Hysan Development Co., Ltd.	5,140	28,689
Kerry Properties Ltd.	5,509	26,327
Li & Fung Ltd.	50,000	18,314
Link REIT	16,676	152,075
Melco Resorts & Entertainment Ltd. ADR	1,967	55,076
MGM China Holdings Ltd.	8,400	19,423
MTR Corp., Ltd.	11,599	64,069
New World Development Co., Ltd.	45,832	64,115
NWS Holdings Ltd.	14,013	24,183
PCCW Ltd.	33,068	18,607
Power Assets Holdings Ltd.	10,500	73,407
Shangri-La Asia Ltd.	6,666	12,488
Sino Land Co., Ltd.	22,142	35,980
SJM Holdings Ltd.	17,000	21,084
Sun Hung Kai Properties Ltd.	12,161	183,217
Swire Pacific Ltd., A Shares	4,000	42,279
Swire Properties Ltd.	9,336	34,431
Techtronic Industries Co., Ltd.	11,000	61,093
The Wharf Holdings Ltd.	9,000	28,821
WH Group Ltd. 144A @	63,823	51,645
Wharf Real Estate Investment Co. Ltd.	9,000	63,907
Wheelock & Co., Ltd.	7,000	48,647
Yue Yuen Industrial Holdings Ltd.	7,000	19,731

		3,637,539

Ireland — 1.2%
AIB Group PLC	6,225	33,711
Anglo Irish Bank Corp. PLC*^,~	3,146	0
Bank of Ireland Group PLC	7,345	56,999
CRH PLC	6,459	227,191
DCC PLC	683	61,934
Experian PLC	7,293	179,908
James Hardie Industries PLC	3,086	51,740
Kerry Group PLC, A Shares	1,177	123,155
Paddy Power Betfair PLC	632	70,115
Ryanair Holdings PLC ADR*	173	19,762
Shire PLC	7,024	395,724
Smurfit Kappa Group PLC	1,724	69,600

		1,289,839

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Isle of Man — 0.1%
GVC Holdings PLC	4,148	$57,358

Israel — 0.5%
Azrieli Group Ltd.	283	14,067
Bank Hapoalim BM	8,292	56,214
Bank Leumi Le-Israel BM	11,337	67,082
Bezeq The Israeli Telecommunication Corp., Ltd.	15,011	16,917
Check Point Software Technologies Ltd.*	1,012	98,852
Elbit Systems Ltd.	186	21,900
Frutarom Industries Ltd.	303	29,800
Israel Chemicals Ltd.	5,884	26,958
Mizrahi Tefahot Bank Ltd.	783	14,405
NICE Systems Ltd.*	488	50,506
Teva Pharmaceutical Industries Ltd.	7,232	175,105

		571,806

Italy — 2.1%
Assicurazioni Generali SpA	9,446	157,918
Atlantia SpA	3,881	114,421
Davide Campari-Milano SpA	4,464	36,640
Enel SpA	61,790	342,390
Eni SpA	19,544	362,373
Ferrari N.V.	959	129,627
Intesa Sanpaolo*^,~	110,155	0
Intesa Sanpaolo SpA	103,608	299,766
Intesa Sanpaolo SpA, RSP	6,547	19,782
Leonardo SpA	3,179	31,289
Luxottica Group SpA	1,314	84,603
Mediobanca Banca di Credito Finanziario SpA	4,539	41,986
Moncler SpA	1,369	62,119
Pirelli & C SpA*144A @	3,060	25,481
Poste Italiane SpA 144A @	4,029	33,629
Prysmian SpA	1,608	39,899
Recordati SpA	813	32,215
Snam SpA	17,702	73,772
Telecom Italia SpA*	90,713	67,208
Telecom Italia SpA, RSP	52,300	34,036
Terna Rete Elettrica Nasionale SpA	11,628	62,799
UniCredit SpA	15,616	258,826

		2,310,779

Japan — 23.6%
ABC-Mart, Inc.	200	10,932
Acom Co., Ltd.	3,200	12,285
Aeon Co., Ltd.	4,700	100,544
AEON Financial Service Co., Ltd.	700	14,920
Aeon Mall Co., Ltd.	710	12,737
AGC, Inc.	1,600	62,234
Air Water, Inc.	1,000	18,339
Aisin Seiki Co., Ltd.	1,400	63,746
Ajinomoto Co., Inc.	3,400	64,359
Alfresa Holdings Corp.	1,600	37,572
Alps Electric Co., Ltd.	1,400	35,955
Amada Holdings Co., Ltd.	2,400	23,034

	Number of Shares	Value†

Japan — (continued)
ANA Holdings, Ltd.	800	$29,354
Aozora Bank Ltd.	1,000	37,952
Asahi Group Holdings Ltd.	2,900	148,734
Asahi Kasei Corp.	10,000	126,814
Asics Corp.	1,000	16,881
Astellas Pharma, Inc.	15,000	228,279
Bandai Namco Holdings, Inc.	1,500	61,787
Benesse Holdings, Inc.	500	17,731
Bridgestone Corp.	4,600	179,689
Brother Industries Ltd.	1,800	35,462
Calbee, Inc.	600	22,571
Canon, Inc.	7,700	252,495
Casio Computer Co., Ltd.	1,500	24,362
Central Japan Railway Co.	1,100	227,732
Chubu Electric Power Co., Inc.	5,100	76,471
Chugai Pharmaceutical Co., Ltd.	1,800	94,249
Coca-Cola Bottlers Japan, Inc.	1,000	40,009
Concordia Financial Group Ltd.	8,800	44,720
Credit Saison Co., Ltd.	1,000	15,711
CyberAgent, Inc.	800	47,979
CYBERDYNE, Inc.*	1,000	11,691
Dai Nippon Printing Co., Ltd.	2,000	44,693
Daicel Corp.	2,000	22,094
Daifuku Co. Ltd.	800	34,953
Daiichi Sankyo Co., Ltd.	4,200	160,455
Daikin Industries Ltd.	1,900	227,075
Daito Trust Construction Co., Ltd.	600	97,604
Daiwa House Industry Co., Ltd.	4,300	146,294
Daiwa House REIT Investment Corp.	11	26,125
Daiwa Securities Group, Inc.	13,000	75,346
DeNA Co., Ltd.	800	14,981
Denso Corp.	3,300	161,021
Dentsu, Inc.	1,700	80,474
Disco Corp.	200	34,049
Don Quijote Holdings Co., Ltd.	800	38,399
East Japan Railway Co.	2,400	229,837
Eisai Co., Ltd.	2,000	140,780
Electric Power Development Co., Ltd.	1,000	25,810
FamilyMart Co., Ltd.	600	63,183
FANUC Corp.	1,500	297,318
Fast Retailing Co., Ltd.	400	183,334
Fuji Electric Co., Ltd.	4,000	30,384
FUJIFILM Holdings Corp.	3,100	120,908
Fujitsu Ltd.	15,000	90,773
Fukuoka Financial Group, Inc.	6,000	30,110
Hakuhodo DY Holdings, Inc.	1,500	24,051
Hamamatsu Photonics K.K.	1,000	42,927
Hankyu Hanshin Holdings, Inc.	1,800	72,304
Hikari Tsushin, Inc.	200	35,100
Hino Motors Ltd.	2,000	21,327
Hirose Electric Co., Ltd.	220	27,208
Hisamitsu Pharmaceutical Co., Inc.	400	33,704
Hitachi Chemical Co., Ltd.	800	16,105
Hitachi Construction Machinery Co., Ltd.	700	22,694
Hitachi High-Technologies Corp.	500	20,340

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Hitachi Ltd.	37,000	$260,664
Hitachi Metals Ltd.	1,400	14,516
Honda Motor Co., Ltd.	12,500	366,512
Hoshizaki Corp.	400	40,425
Hoya Corp.	3,000	170,187
Hulic Co., Ltd.	2,500	26,683
Idemitsu Kosan Co., Ltd.	900	32,005
IHI Corp.	1,200	41,741
Iida Group Holdings Co., Ltd.	1,000	19,252
Inpex Corp.	8,100	84,126
Isetan Mitsukoshi Holdings Ltd.	2,500	31,190
Isuzu Motors Ltd.	4,500	59,657
ITOCHU Corp.	10,800	195,327
J. Front Retailing Co., Ltd.	2,000	30,382
Japan Airlines Co., Ltd.	1,000	35,431
Japan Airport Terminal Co., Ltd.	300	14,030
Japan Exchange Group, Inc.	4,000	74,193
Japan Post Bank Co., Ltd.	3,000	34,880
Japan Post Holdings Co., Ltd.	12,300	134,608
Japan Prime Realty Investment Corp.	6	21,797
Japan Real Estate Investment Corp.	10	52,900
Japan Retail Fund Investment Corp.	20	36,077
Japan Tobacco, Inc.	8,300	231,955
JFE Holdings, Inc.	3,800	71,773
JGC Corp.	1,600	32,184
JSR Corp.	1,500	25,491
JTEKT Corp.	1,500	20,360
JXTG Holdings, Inc.	24,090	167,131
Kajima Corp.	7,000	54,087
Kakaku.com, Inc.	1,100	24,770
Kamigumi Co., Ltd.	1,000	20,756
Kaneka Corp.	2,000	17,911
Kansai Paint Co., Ltd.	1,400	29,053
Kao Corp.	3,800	289,642
Kawasaki Heavy Industries Ltd.	1,000	29,411
KDDI Corp.	13,900	380,094
Keihan Holdings Co., Ltd.	600	21,512
Keikyu Corp.	2,000	32,759
Keio Corp.	800	38,656
Keisei Electric Railway Co., Ltd.	1,000	34,302
Keyence Corp.	782	441,059
Kikkoman Corp.	1,000	50,489
Kintetsu Group Holdings Co., Ltd.	1,300	53,008
Kirin Holdings Co., Ltd.	6,300	168,871
Kobayashi Pharmaceutical Co. Ltd.	400	34,526
Kobe Steel Ltd.	2,600	23,760
Koito Manufacturing Co., Ltd.	800	52,842
Komatsu Ltd.	7,000	199,280
Konami Corp.	700	35,568
Konica Minolta, Inc.	4,000	37,097
Kose Corp.	200	43,019
Kubota Corp.	7,400	116,143
Kuraray Co., Ltd.	2,600	35,759
Kurita Water Industries Ltd.	800	22,786
Kyocera Corp.	2,400	134,971

	Number of Shares	Value†

Japan — (continued)
Kyowa Hakko Kirin Co., Ltd.	2,000	$40,256
Kyushu Electric Power Co., Inc.	2,900	32,381
Kyushu Railway Co.	1,200	36,691
Lawson, Inc.	400	24,981
LINE Corp.*	600	24,772
Lion Corp.	1,500	27,447
LIXIL Group Corp.	2,100	41,970
M3, Inc.	1,700	67,606
Mabuchi Motor Co., Ltd.	400	18,985
Makita Corp.	1,600	71,573
Marubeni Corp.	13,000	98,974
Marui Group Co., Ltd.	1,500	31,553
Maruichi Steel Tube Ltd.	300	10,166
Mazda Motor Corp.	4,500	55,200
McDonald’s Holdings Co., Japan Ltd.	400	20,397
Mebuki Financial Group, Inc.	7,020	23,548
Medipal Holdings Corp.	1,100	22,096
MEIJI Holdings Co., Ltd.	900	76,009
MINEBEA MITSUMI, Inc.	3,000	50,555
MISUMI Group, Inc.	2,200	64,009
Mitsubishi Chemical Holdings Corp.	9,500	79,332
Mitsubishi Corp.	10,300	285,609
Mitsubishi Electric Corp.	14,000	185,751
Mitsubishi Estate Co., Ltd.	8,900	155,366
Mitsubishi Gas Chemical Co., Inc.	1,500	33,897
Mitsubishi Heavy Industries Ltd.	2,400	87,243
Mitsubishi Materials Corp.	900	24,692
Mitsubishi Motors Corp.	5,200	41,451
Mitsubishi Tanabe Pharma Corp.	1,900	32,804
Mitsubishi UFJ Financial Group, Inc.	91,300	517,204
Mitsubishi UFJ Lease & Finance Co., Ltd.	3,500	21,456
Mitsui & Co., Ltd.	13,300	221,475
Mitsui Chemicals, Inc.	1,400	37,210
Mitsui Fudosan Co., Ltd.	7,000	168,618
Mitsui OSK Lines Ltd.	1,000	24,048
Mizuho Financial Group, Inc.	186,280	313,786
MS&AD Insurance Group Holdings, Inc.	3,690	114,606
Murata Manufacturing Co., Ltd.	1,400	235,027
Nabtesco Corp.	900	27,652
Nagoya Railroad Co., Ltd.	1,400	36,113
NEC Corp.	2,100	57,548
Nexon Co., Ltd.*	3,000	43,528
NGK Insulators Ltd.	2,000	35,536
NGK Spark Plug Co., Ltd.	1,400	39,800
NH Foods Ltd.	800	32,341
Nidec Corp.	1,700	254,302
Nikon Corp.	2,400	38,142
Nintendo Co., Ltd.	900	293,786
Nippon Building Fund, Inc.	10	57,683
Nippon Electric Glass Co., Ltd.	700	19,404
Nippon Express Co., Ltd.	600	43,478
Nippon Paint Holdings Co., Ltd.	1,300	55,907
Nippon Prologis REIT, Inc.	15	31,131
Nippon Steel & Sumitomo Metal Corp.	5,917	116,015
Nippon Telegraph & Telephone Corp.	5,400	245,311

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Nippon Yusen K.K.	1,300	$25,755
Nissan Chemical Corp.	1,000	46,582
Nissan Motor Co., Ltd.	18,100	176,117
Nisshin Seifun Group, Inc.	1,315	27,864
Nissin Foods Holdings Co., Ltd.	500	36,227
Nitori Holdings Co., Ltd.	600	93,347
Nitto Denko Corp.	1,300	98,147
NOK Corp.	700	13,520
Nomura Holdings, Inc.	26,000	125,815
Nomura Real Estate Holdings, Inc.	1,000	22,141
Nomura Real Estate Master Fund, Inc.	28	39,529
Nomura Research Institute Ltd.	910	44,027
NSK Ltd.	3,000	30,879
NTT Data Corp.	5,000	57,515
NTT DOCOMO, Inc.	10,600	270,113
Obayashi Corp.	5,000	51,917
Obic Co., Ltd.	500	41,308
Odakyu Electric Railway Co., Ltd.	2,100	45,036
Oji Holdings Corp.	6,000	37,182
Olympus Corp.	2,200	82,297
Omron Corp.	1,500	69,876
Ono Pharmaceutical Co., Ltd.	3,100	72,574
Oracle Corp. Japan	300	24,452
Oriental Land Co., Ltd.	1,500	157,270
ORIX Corp.	10,200	160,773
Osaka Gas Co., Ltd.	2,900	60,047
Otsuka Corp.	800	31,318
Otsuka Holdings Co., Ltd.	2,900	140,281
Panasonic Corp.	17,100	230,584
Park24 Co., Ltd.	800	21,756
Persol Holdings Co. Ltd.	1,400	31,179
Pola Orbis Holdings, Inc.	800	35,156
Rakuten, Inc.	7,300	49,273
Recruit Holdings Co., Ltd.	8,300	229,235
Renesas Electronics Corp.*	6,600	64,520
Resona Holdings, Inc.	16,400	87,408
Ricoh Co., Ltd.	5,000	45,789
Rinnai Corp.	300	26,439
Rohm Co., Ltd.	700	58,495
Ryohin Keikaku Co., Ltd.	200	70,265
Sankyo Co., Ltd.	400	15,642
Santen Pharmaceutical Co., Ltd.	3,000	52,189
SBI Holdings, Inc.	1,710	43,845
Secom Co., Ltd.	1,600	122,694
Sega Sammy Holdings, Inc.	1,200	20,539
Seibu Holdings, Inc.	1,600	26,944
Seiko Epson Corp.	2,200	38,195
Sekisui Chemical Co., Ltd.	3,000	51,032
Sekisui House Ltd.	4,600	81,302
Seven & I Holdings Co., Ltd.	5,700	248,609
Seven Bank Ltd.	5,300	16,184
SG Holdings Co. Ltd.	700	15,314
Sharp Corp.	1,200	29,187
Shimadzu Corp.	1,600	48,274
Shimamura Co., Ltd.	200	17,584

	Number of Shares	Value†

Japan — (continued)
Shimano, Inc.	600	$88,047
Shimizu Corp.	4,000	41,400
Shin-Etsu Chemical Co., Ltd.	2,800	248,832
Shinsei Bank Ltd.	1,400	21,481
Shionogi & Co., Ltd.	2,300	118,022
Shiseido Co., Ltd.	2,900	230,132
Showa Shell Sekiyu K.K.	1,000	14,899
SMC Corp.	400	146,436
SoftBank Corp.	6,300	449,871
Sohgo Security Services Co., Ltd.	500	23,524
Sompo Holdings, Inc.	2,625	105,919
Sony Corp.	9,600	491,658
Sony Financial Holdings, Inc.	1,200	22,864
Stanley Electric Co., Ltd.	1,000	34,050
Start Today Co., Ltd.	1,500	54,271
Subaru Corp.	4,700	136,700
SUMCO Corp.	1,800	36,152
Sumitomo Chemical Co., Ltd.	12,000	67,868
Sumitomo Corp.	8,900	145,958
Sumitomo Dainippon Pharma Co., Ltd.	1,400	29,590
Sumitomo Electric Industries Ltd.	5,900	87,748
Sumitomo Heavy Industries Ltd.	1,000	33,693
Sumitomo Metal Mining Co., Ltd.	1,800	68,700
Sumitomo Mitsui Financial Group, Inc.	10,200	397,861
Sumitomo Mitsui Trust Holdings, Inc.	2,543	100,331
Sumitomo Realty & Development Co., Ltd.	3,000	110,475
Sumitomo Rubber Industries Ltd.	1,200	19,021
Sundrug Co., Ltd.	600	24,307
Suntory Beverage & Food Ltd.	1,000	42,753
Suruga Bank Ltd.	1,300	11,580
Suzuken Co., Ltd.	440	18,607
Suzuki Motor Corp.	2,600	143,281
Sysmex Corp.	1,300	121,127
T&D Holdings, Inc.	4,300	64,492
Taiheiyo Cement Corp.	800	26,317
Taisei Corp.	1,600	88,111
Taisho Pharmaceutical Holdings Co., Ltd.	300	35,095
Taiyo Nippon Sanso Corp.	1,000	14,315
Takashimaya Co., Ltd.	2,000	17,111
Takeda Pharmaceutical Co., Ltd.	5,500	231,375
TDK Corp.	1,000	101,823
Teijin Ltd.	1,200	21,981
Terumo Corp.	2,300	131,670
The Bank of Kyoto Ltd.	400	18,469
The Chiba Bank Ltd.	5,000	35,265
The Chugoku Electric Power Co., Inc.	2,100	27,128
The Dai-ichi Life Insurance Co., Ltd.	8,500	151,280
The Kansai Electric Power Co., Inc.	5,400	78,754
The Shizuoka Bank Ltd.	4,000	35,965
The Yokohama Rubber Co., Ltd.	1,000	20,742
THK Co., Ltd.	1,000	28,552
Tobu Railway Co., Ltd.	1,400	42,787
Toho Co., Ltd.	900	30,145
Toho Gas Co., Ltd.	600	20,785
Tohoku Electric Power Co., Inc.	3,500	42,763

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Tokio Marine Holdings, Inc.	5,200	$243,273
Tokyo Century Corp.	300	16,983
Tokyo Electric Power Co., Inc.*	12,200	56,798
Tokyo Electron Ltd.	1,200	205,984
Tokyo Gas Co., Ltd.	3,000	79,657
Tokyo Tatemono Co., Ltd.	1,500	20,575
Tokyu Corp.	4,000	68,833
Tokyu Fudosan Holdings Corp.	4,000	28,216
Toppan Printing Co., Ltd.	4,000	31,292
Toray Industries, Inc.	11,000	86,821
Toshiba Corp.*	50,000	150,103
Tosoh Corp.	2,300	35,563
TOTO Ltd.	1,000	46,286
Toyo Seikan Group Holdings Ltd.	1,000	17,550
Toyo Suisan Kaisha Ltd.	600	21,407
Toyoda Gosei Co., Ltd.	400	10,124
Toyota Industries Corp.	1,200	67,171
Toyota Motor Corp.	17,468	1,129,638
Toyota Tsusho Corp.	1,600	53,467
Trend Micro, Inc.	900	51,234
Tsuruha Holdings, Inc.	300	37,576
Unicharm Corp.	3,000	90,193
United Urban Investment Corp.	21	32,632
USS Co., Ltd.	1,500	28,519
West Japan Railway Co.	1,300	95,712
Yahoo Japan Corp.	10,400	34,454
Yakult Honsha Co., Ltd.	900	60,175
Yamada Denki Co., Ltd.	5,300	26,328
Yamaguchi Financial Group, Inc.	2,000	22,499
Yamaha Corp.	1,200	62,277
Yamaha Motor Co., Ltd.	2,100	52,718
Yamato Holdings Co., Ltd.	2,300	67,695
Yamazaki Baking Co., Ltd.	1,000	26,220
Yaskawa Electric Corp.	2,000	70,430
Yokogawa Electric Corp.	1,600	28,411

		26,451,558

Jersey — 0.2%
Ferguson PLC	1,830	148,061
Randgold Resources Ltd.	746	57,418

		205,479

Luxembourg — 0.3%
ArcelorMittal	5,168	150,780
Eurofins Scientific S.E.	87	48,251
Millicom International Cellular S.A.	489	28,740
RTL Group S.A.	294	19,923
SES S.A.	2,712	49,575
Tenaris S.A.	3,478	63,474

		360,743

Macau — 0.0%
Wynn Macau Ltd.	12,400	39,738

Netherlands — 6.1%
ABN AMRO Group N.V. 144A @	3,330	86,120
Aegon N.V.	13,732	81,990

	Number of Shares	Value†

Netherlands — (continued)
AerCap Holdings N.V.*	1,113	$60,269
Airbus S.E.	4,473	521,977
Akzo Nobel N.V.	2,012	171,608
ASML Holding N.V.	3,136	620,567
CNH Industrial N.V.	7,476	78,973
EXOR N.V.	848	56,746
Heineken Holdings N.V.	885	84,638
Heineken N.V.	1,992	199,576
ING Groep N.V.	29,578	424,579
Koninklijke Ahold Delhaize N.V.	9,999	238,752
Koninklijke DSM N.V.	1,437	143,756
Koninklijke KPN N.V.	25,935	70,522
Koninklijke Philips N.V.	7,424	314,540
Koninklijke Vopak N.V.	584	26,918
NN Group N.V.	2,465	99,972
NXP Semiconductors N.V.*	2,596	283,665
QIAGEN N.V.*	1,662	60,246
Randstad N.V.	923	54,176
RELX N.V.	7,544	160,377
Royal Dutch Shell PLC, A Shares	35,173	1,217,299
Royal Dutch Shell PLC, B Shares	28,567	1,023,069
Unilever N.V.	11,808	657,907
Wolters Kluwer N.V.	2,305	129,487

		6,867,729

New Zealand — 0.2%
a2 Milk Co. Ltd.*	5,597	43,349
Auckland International Airport Ltd.	7,930	36,385
Fisher & Paykel Healthcare Corp. Ltd.	4,362	43,956
Fletcher Building Ltd.	5,870	27,546
Meridian Energy Ltd.	7,526	15,897
Ryman Healthcare Ltd.	2,831	22,931
Spark New Zealand Ltd.	14,196	35,827

		225,891

Norway — 0.7%
Aker BP ASA	827	30,420
DNB ASA	7,620	148,385
Equinor ASA	9,013	238,327
Gjensidige Forsikring ASA	1,418	23,215
Marine Harvest ASA	2,950	58,654
Norsk Hydro ASA	10,203	60,904
Orkla ASA	6,430	56,255
Schibsted ASA, B Shares	698	19,691
Telenor ASA	5,795	118,684
Yara International ASA	1,259	52,088

		806,623

Portugal — 0.2%
Banco Espirito Santo S.A.*^,~	27,017	0
EDP - Energias de Portugal S.A.	18,562	73,571
Galp Energia SGPS, S.A.	3,702	70,426
Jeronimo Martins SGPS, S.A.	2,107	30,350

		174,347

Singapore — 1.3%
Ascendas Real Estate Investment Trust	19,362	37,495

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Singapore — (continued)
CapitaLand Commercial Trust Ltd.	18,656	$22,718
CapitaLand Ltd.	18,600	43,050
CapitaLand Mall Trust	21,700	32,985
City Developments Ltd.	3,000	24,030
ComfortDelGro Corp. Ltd.	20,000	34,420
DBS Group Holdings Ltd.	13,810	268,563
Genting Singapore Ltd.	46,800	41,905
Golden Agri-Resources Ltd.	65,000	14,513
Jardine Cycle & Carriage Ltd.	611	14,275
Jardine Matheson Holdings Ltd.	1,600	100,821
Keppel Corp. Ltd.	11,600	60,682
Oversea-Chinese Banking Corp. Ltd.	24,550	209,111
SATS Ltd.	5,300	19,414
Sembcorp Industries Ltd.	9,000	18,130
Singapore Airlines Ltd.	4,000	31,326
Singapore Exchange Ltd.	6,000	31,529
Singapore Press Holdings Ltd.	12,400	23,630
Singapore Technologies Engineering Ltd.	12,000	28,925
Singapore Telecommunications Ltd.	63,200	142,693
Suntec Real Estate Investment Trust	16,000	20,287
United Overseas Bank Ltd.	10,337	202,592
UOL Group Ltd.	4,307	24,052
Venture Corp. Ltd.	2,100	27,437
Wilmar International Ltd.	12,500	28,030

		1,502,613

South Africa — 0.1%
Mediclinic International PLC	2,866	19,855
Mondi PLC	2,860	77,157
Old Mutual Ltd.*	5,953	11,769

		108,781

Spain — 2.9%
ACS Actividades de Construccion y Servicios S.A.	1,898	76,577
Aena SME S.A. 144A @	527	95,412
Amadeus IT Holding S.A.	3,314	260,588
Banco Bilbao Vizcaya Argentaria S.A.	51,599	363,906
Banco de Sabadell S.A.	40,310	67,310
Banco Santander S.A.	123,028	657,520
Bankia S.A.	9,428	35,158
Bankinter S.A.	4,820	46,768
CaixaBank	28,028	120,641
Enagas S.A.	1,740	50,749
Endesa S.A.	2,463	54,165
Ferrovial S.A.	3,906	79,927
Gas Natural SDG S.A.	2,579	68,178
Grifols S.A.	2,111	63,273
Iberdrola S.A.	44,104	340,120
Industria de Diseno Textil S.A.	8,378	285,306
Mapfre S.A.	8,177	24,578
Red Electrica Corp. S.A.	3,066	62,289
Repsol S.A.	9,870	192,654
Repsol S.A.*	9,870	5,603
Siemens Gamesa Renewable Energy S.A.	1,855	24,796
Telefonica S.A.	36,109	306,473

		3,281,991

	Number of Shares	Value†

Sweden — 2.5%
Alfa Laval AB	2,088	$49,293
Assa Abloy AB, B Shares	7,608	161,378
Atlas Copco AB, A Shares	5,080	147,120
Atlas Copco AB, B Shares	2,942	76,645
Boliden AB	1,973	63,676
Electrolux AB, B Shares	1,720	39,033
Epiroc AB, A Shares*	5,080	53,308
Epiroc AB, B Shares*	2,942	26,934
Essity AB, B Shares	4,611	113,438
Hennes & Mauritz AB, B Shares	7,521	111,951
Hexagon AB, B Shares	1,938	107,689
Husqvarna AB, B Shares	2,834	26,810
ICA Gruppen AB	521	15,939
Industrivarden AB, C Shares	1,227	23,669
Investor AB, B Shares	3,449	139,707
Kinnevik AB, B Shares	1,832	62,429
L E Lundbergforetagen AB, B Shares	602	18,426
Lundin Petroleum AB	1,488	47,229
Nordea Bank AB	23,020	220,821
Sandvik AB	8,817	155,717
Securitas AB, B Shares	2,230	36,568
Skandinaviska Enskilda Banken AB, A Shares	12,734	120,519
Skanska AB, B Shares	2,417	43,750
SKF AB, B Shares	2,667	49,372
Svenska Handelsbanken AB, A Shares	11,598	128,453
Swedbank AB, A Shares	6,908	147,184
Swedish Match AB	1,496	73,935
Tele2 AB, B Shares	2,792	32,701
Telefonaktiebolaget LM Ericsson, B Shares	23,294	179,462
Telia Co AB	22,078	100,629
Volvo AB, B Shares	11,928	189,573

		2,763,358

Switzerland — 8.1%
ABB Ltd.	14,109	307,773
Adecco S.A.	1,232	72,705
Baloise Holding AG	370	53,671
Barry Callebaut AG	17	30,463
Chocoladefabriken Lindt & Spruengli AG	1	75,968
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates	8	51,853
Cie Financiere Richemont S.A.	3,965	335,179
Clariant AG*	1,776	42,497
Coca-Cola HBC AG*	1,371	45,633
Credit Suisse Group AG*	19,556	292,422
Dufry AG*	255	32,432
EMS-Chemie Holding AG	65	41,587
Geberit AG	291	124,596
Givaudan S.A.	71	160,802
Glencore PLC*	88,292	419,191
Julius Baer Group Ltd.*	1,680	98,400
Kuehne + Nagel International AG	402	60,349
LafargeHolcim Ltd.*	3,769	183,257
Lonza Group AG*	560	147,978
Nestle S.A.	23,825	1,846,458
Novartis AG	17,028	1,289,887

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Switzerland — (continued)
Pargesa Holding S.A.	272	$23,022
Partners Group Holding AG	130	95,036
Roche Holding AG	5,378	1,193,153
Schindler Holding AG	145	30,460
Schindler Holding AG, Participation Certificates	304	65,270
SGS S.A.	43	114,259
Sika AG	960	132,643
Sonova Holding AG	439	78,530
STMicroelectronics N.V.	5,335	118,455
Straumann Holding AG	74	56,121
Swiss Life Holding AG*	251	87,035
Swiss Prime Site AG*	512	47,042
Swiss Re AG	2,382	207,970
Swisscom AG	202	90,159
Temenos AG*	461	69,328
The Swatch Group AG	234	110,771
The Swatch Group AG, Registered Shares	366	31,603
UBS Group AG*	29,486	452,031
Vifor Pharma AG	381	60,775
Zurich Insurance Group AG	1,150	340,090

		9,116,854

United Kingdom — 14.4%
3i Group PLC	7,597	89,942
Admiral Group PLC	1,518	38,151
Anglo American PLC	8,060	178,939
Antofagasta PLC	2,581	33,533
Ashtead Group PLC	3,679	109,558
Associated British Foods PLC	2,750	99,160
AstraZeneca PLC	9,643	666,979
Auto Trader Group PLC 144A @	7,720	43,266
Aviva PLC	30,574	202,861
Babcock International Group PLC	1,759	18,900
BAE Systems PLC	24,717	210,275
Barclays PLC	129,742	320,688
Barratt Developments PLC	7,726	52,374
Berkeley Group Holdings PLC	1,009	50,261
BHP Billiton PLC	16,204	363,657
BP PLC	153,142	1,165,182
British American Tobacco PLC	14,634	737,163
British American Tobacco PLC ADR	2,842	143,379
BT Group PLC	63,070	180,932
Bunzl PLC	2,529	76,379
Burberry Group PLC	3,173	90,178
Carnival PLC	1,402	80,131
Centrica PLC	42,920	89,118
Coca-Cola European Partners PLC	1,676	67,900
Compass Group PLC	12,345	263,141
ConvaTec Group PLC 144A @	9,248	25,818
Croda International PLC	923	58,312
Diageo PLC	19,008	682,879
Direct Line Insurance Group PLC	9,937	44,842
easyJet PLC	1,334	29,348
Fiat Chrysler Automobiles N.V.*	8,353	157,573
Fresnillo PLC	1,565	23,584

	Number of Shares	Value†

United Kingdom — (continued)
G4S PLC	12,521	$44,104
GlaxoSmithKline PLC	38,158	769,300
Hammerson PLC	5,272	36,232
Hargreaves Lansdown PLC	2,271	58,868
HSBC Holdings PLC	153,784	1,437,010
Imperial Brands PLC	7,400	274,822
Informa PLC	9,584	105,348
InterContinental Hotels Group PLC	1,350	83,923
International Consolidated Airlines Group S.A. (London Main Market Exchange)	1,308	11,412
International Consolidated Airlines Group S.A. (Spanish Stock Exchange)	3,606	31,556
Intertek Group PLC	1,257	94,514
Investec PLC	4,543	32,122
ITV PLC	27,237	62,270
J. Sainsbury PLC	12,992	54,979
John Wood Group PLC	5,233	43,214
Johnson Matthey PLC	1,520	72,377
Kingfisher PLC	16,836	65,839
Land Securities Group PLC	5,975	75,275
Legal & General Group PLC	44,101	154,258
Lloyds Banking Group PLC	555,934	461,268
London Stock Exchange Group PLC	2,429	142,994
Marks & Spencer Group PLC	12,979	50,417
Meggitt PLC	5,739	37,242
Melrose Industries PLC	36,991	103,503
Merlin Entertainments PLC 144A @	5,527	28,180
Micro Focus International PLC	3,425	59,428
National Grid PLC	25,663	283,603
Next PLC	1,131	90,026
NMC Health PLC	796	37,466
Pearson PLC	6,696	77,980
Persimmon PLC	2,313	77,045
Prudential PLC	19,972	455,288
Quilter PLC*144A @	12,822	24,523
Reckitt Benckiser Group PLC	5,174	425,120
RELX PLC	7,932	169,388
Rio Tinto PLC	9,362	516,019
Rolls-Royce Holdings PLC*	12,875	167,698
Rolls-Royce Holdings PLC*^,~	914,125	1,206
Royal Bank of Scotland Group PLC*	36,711	123,589
Royal Mail PLC	7,054	46,930
RSA Insurance Group PLC	7,501	67,084
Schroders PLC	960	39,837
Segro PLC	8,312	73,203
Severn Trent PLC	1,743	45,447
Sky PLC	7,899	152,125
Smith & Nephew PLC	6,375	117,429
Smiths Group PLC	2,951	65,918
SSE PLC	7,494	133,772
St James’s Place PLC	4,100	61,861
Standard Chartered PLC	21,440	194,748
Standard Life Aberdeen PLC	20,768	88,932
Taylor Wimpey PLC	25,341	59,653
Tesco PLC	74,311	251,438
The British Land Co. PLC	6,815	60,292

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
United Kingdom — (continued)
The Sage Group PLC	7,752	$64,025
The Weir Group PLC	1,767	46,405
Travis Perkins PLC	2,061	38,620
Unilever PLC	9,375	517,879
United Utilities Group PLC	5,606	56,359
Vodafone Group PLC	205,463	497,691
W.M. Morrison Supermarkets PLC	17,966	59,593
Whitbread PLC	1,474	76,836
WPP PLC	9,426	148,097

		16,197,983

TOTAL COMMON STOCKS (Cost $83,700,642)		109,141,522

PREFERRED STOCKS — 0.5%
Germany — 0.5%
Bayerische Motoren Werke AG	477	37,944
Fuchs Petrolub S.E.	598	29,426
Henkel AG & Co. KGaA	1,385	176,725
Porsche Automobil Holding S.E.	1,203	76,385
Sartorius AG	272	40,493
Schaeffler AG	1,280	16,613
Volkswagen AG	1,443	238,399

TOTAL PREFERRED STOCKS (Cost $462,121)		615,985

RIGHTS — 0.0%
Spain — 0.0%
ACS Actividades de Construccion y Servicios S.A.* (Cost $2,063)	1,898	1,955

SHORT-TERM INVESTMENTS — 1.4%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,515,752)	1,515,752	1,515,752

TOTAL INVESTMENTS — 99.1% (Cost $85,680,578)		$111,275,214

Other Assets & Liabilities — 0.9%		1,015,173

TOTAL NET ASSETS — 100.0%		$112,290,387

^	Illiquid security. The total market value of illiquid securities at June 30, 2018 is $1,206.
†	See Security Valuation Note.
*	Non-income producing security.
~	Fair valued security. The total market value of fair valued securities at June 30, 2018 is $1,206.
144A @

Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.

PLC — Public Limited Company.

ADR — American Depository Receipt.

REIT — Real Estate Investment Trust.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value		Value†
Advertising	0.3%		$374,919
Aerospace & Defense	1.3%		1,405,095
Agriculture	1.4%		1,503,797
Airlines	0.2%		230,666
Apparel	1.6%		1,759,225
Auto Manufacturers	3.3%		3,558,273
Auto Parts & Equipment	1.2%		1,355,907
Banks	12.2%		13,280,646
Beverages	2.4%		2,593,014
Biotechnology	0.6%		651,330
Building & Real Estate	0.2%		189,072
Building Materials	1.4%		1,502,230
Building-Maintenance Service	—%	+	44,767
Chemicals	4.0%		4,411,468
Commercial Services	1.9%		2,111,427
Computers	0.7%		748,363
Cosmetics & Personal Care	1.9%		2,054,229
Distribution & Wholesale	1.1%		1,181,460
Diversified	—%	+	37,495
Diversified Financial Services	2.0%		2,216,807
Diversified Operations	0.2%		205,512
Electric	2.2%		2,428,654
Electrical Components & Equipment	1.2%		1,365,189
Electronics	1.8%		1,977,827
Energy-Alternate Sources	0.2%		237,227
Engineering & Construction	1.5%		1,652,313
Entertainment	0.5%		514,179
Environmental Control	—%	+	22,786
Food	4.7%		5,117,745
Food Service	0.1%		69,677
Forest Products & Paper	0.4%		416,206
Gas	1.2%		1,276,584
Hand & Machine Tools	0.6%		623,534
Healthcare Products	1.3%		1,433,962
Healthcare Services	0.5%		497,937
Holding Companies	0.3%		324,129
Home Builders	0.3%		348,141
Home Furnishings	0.8%		862,117
Hotels & Resorts	0.2%		188,016
Household Products & Wares	0.5%		566,119
Industrial	0.1%		167,698
Insurance	5.4%		5,905,416
Internet	0.6%		621,463
Investment Companies	0.3%		311,878
Iron & Steel	0.5%		592,252
Leisure Time	0.4%		392,115
Lodging	0.5%		510,342
Machinery — Construction & Mining	0.5%		525,981
Machinery — Diversified	1.1%		1,242,984
Media	0.9%		1,010,799
Metal Fabricate/Hardware	0.3%		379,278
Mining	2.7%		2,900,697

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Developed International Index Fund

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value		Value†
Miscellaneous Manufacturing	1.1%		$1,231,461
Mixed Industrial/Office	0.3%		310,079
Office & Business Equipment	0.3%		336,479
Oil & Gas	5.9%		6,486,698
Packaging and Containers	0.1%		114,199
Pharmaceuticals	7.1%		7,767,649
Pipelines	0.1%		67,514
Private Equity	0.1%		63,907
Real Estate	1.8%		1,920,647
Real Estate Investment Trusts	1.1%		1,212,481
Real Estate Management Services	0.2%		178,235
Retail	2.5%		2,704,752
Semiconductors	1.5%		1,641,913
Shipbuilding	—%	+	12,575
Software	1.6%		1,772,186
Telecommunications	4.2%		4,550,343
Textiles	0.1%		144,561
Toys, Games & Hobbies	0.3%		355,573
Transportation	1.9%		2,054,571
Venture Capital	0.1%		89,942
Water	0.2%		226,810

	100.0%		$109,141,522

+	Rounded

Summary of inputs used to value the Fund’s investments as of 06/30/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Australia	$7,582,551	$—	$7,582,551	$—
Austria	264,474	—	264,474	—
Belgium	1,180,707	—	1,180,707	—
Bermuda	61,928	—	61,928	—
China	140,316	—	140,316	—
Denmark	1,827,483	—	1,827,483	—
Finland	1,144,024	—	1,144,024	—
France	11,161,133	251,856	10,909,277	—
Germany	9,807,897	—	9,807,897	—
Hong Kong	3,637,539	148,292	3,489,247	—
Ireland	1,289,839	213,032	1,076,807	—
Isle of Man	57,358	—	57,358	—
Israel	571,806	98,852	472,954	—
Italy	2,310,779	—	2,310,779	—
Japan	26,451,558	39,529	26,412,029	—
Jersey	205,479	—	205,479	—
Luxembourg	360,743	—	360,743	—
Macau	39,738	—	39,738	—
Netherlands	6,867,729	343,934	6,523,795	—
New Zealand	225,891	—	225,891	—
Norway	806,623	—	806,623	—
Portugal	174,347	—	174,347	—
Singapore	1,502,613	41,905	1,460,708	—

ASSETS TABLE (continued)
Description	Total Market Value at 06/30/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS (continued)
South Africa	$108,781	$—	$108,781	$—
Spain	3,281,991	5,603	3,276,388	—
Sweden	2,763,358	80,242	2,683,116	—
Switzerland	9,116,854	—	9,116,854	—
United Kingdom	16,197,983	167,902	16,030,081	—

TOTAL COMMON STOCKS	109,141,522	1,391,147	107,750,375	—

PREFERRED STOCKS	615,985	—	615,985	—

RIGHTS	1,955	1,955	—	—

SHORT-TERM INVESTMENTS	1,515,752	1,515,752	—	—

TOTAL INVESTMENTS	$111,275,214	$2,908,854	$108,366,360	$—

LIABILITIES TABLE
Description	Total Market Value at 06/30/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
OTHER FINANCIAL INSTRUMENTS(1)
Futures Contracts	$(52,808)	$—	$(52,808)	$—

TOTAL LIABILITIES — OTHER FINANCIAL INSTRUMENTS	$(52,808)	$—	$(52,808)	$—

(1)

Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period.

An amount of $2,223,880 was transferred from Level 1 into Level 2 at 6/30/18 as the Fund utilized third-party vendor modeling tools to reflect any significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets.

The Fund did not have any transfers in and transfers out of Level 3 fair value hierarchy during the reporting period.

An amount of $115,538 was transferred from Level 2 into Level 1 at 6/30/18 as a result of using quoted prices in active market for such foreign securities. The Fund did not have any transfers in and transfers out of Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Developed International Index Fund

Type	Futures Contract	Expiration Date	Number of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Buy/Long	E-Mini MSCI EAFE Index	9/30/2018	27	50	1,955	2,639,790	$—	$(52,808)

							$—	$(52,808)

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

International Equity Fund

	Number of Shares	Value†
COMMON STOCKS — 97.2%
Australia — 1.1%
CSL Ltd.	26,151	$3,722,416

Belgium — 2.3%
Anheuser-Busch InBev N.V.	78,905	7,958,761

Brazil — 0.8%
Ambev S.A. ADR	603,669	2,794,987

Canada — 8.2%
Alimentation Couche-Tard, Inc., Class B	232,376	10,094,697
Canadian National Railway Co.	101,520	8,303,690
Constellation Software, Inc.	12,361	9,586,321

		27,984,708

China — 3.6%
Alibaba Group Holding Ltd. ADR*	38,900	7,217,117
Tencent Holdings Ltd.	99,026	4,972,630

		12,189,747

France — 7.9%
L’Oreal S.A.	15,853	3,908,193
LVMH Moet Hennessy Louis Vuitton S.E.	21,569	7,161,325
Safran S.A.	65,563	7,940,010
Teleperformance	45,963	8,112,280

		27,121,808

Germany — 4.2%
HeidelbergCement AG	65,995	5,541,375
SAP S.E.	75,426	8,705,513

		14,246,888

Hong Kong — 1.0%
Techtronic Industries Co., Ltd.	646,024	3,587,948

India — 9.2%
HDFC Bank Ltd.	473,010	14,570,915
Housing Development Finance Corp. Ltd.	440,905	12,285,633
Power Grid Corp. of India Ltd.	1,626,576	4,437,912

		31,294,460

Ireland — 10.3%
Accenture PLC, Class A	23,004	3,763,224
AIB Group PLC	1,169,568	6,333,683
DCC PLC	74,680	6,771,914
Kingspan Group PLC	75,051	3,758,203
Medtronic PLC	60,876	5,211,594
Paddy Power Betfair PLC	84,960	9,425,559

		35,264,177

Japan — 3.1%
Keyence Corp.	8,770	4,946,408
Shimano, Inc.	37,400	5,488,250

		10,434,658

Netherlands — 7.5%
Heineken N.V.	51,353	5,144,987
RELX N.V.	404,813	8,605,868
Unilever N.V.	210,771	11,743,538

		25,494,393

	Number of Shares	Value†

South Africa — 1.0%
Naspers Ltd., N Shares	13,525	$3,410,245

Spain — 6.8%
Aena SME S.A.144A @	42,406	7,677,488
Grifols S.A.	295,595	8,859,833
Industria de Diseno Textil S.A.	201,437	6,859,768

		23,397,089

Switzerland — 3.5%
Nestle S.A.	114,356	8,862,687
UBS Group AG*	212,617	3,259,496

		12,122,183

Taiwan — 2.4%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	222,031	8,117,453

United Kingdom — 12.8%
Aptiv PLC	47,723	4,372,859
British American Tobacco PLC	152,132	7,663,396
Bunzl PLC	167,842	5,069,013
Diageo PLC	101,904	3,660,989
Domino’s Pizza Group PLC	1,006,010	4,591,354
London Stock Exchange Group PLC	87,413	5,145,957
Reckitt Benckiser Group PLC	116,991	9,612,537
Rentokil Initial PLC	818,935	3,775,801

		43,891,906

United States — 11.5%
Booking Holdings, Inc.*	5,653	11,459,140
Mastercard, Inc., Class A	55,482	10,903,323
Philip Morris International, Inc.	100,223	8,092,005
Visa, Inc., Class A	66,301	8,781,567

		39,236,035

TOTAL COMMON STOCKS (Cost $274,915,271)		332,269,862

SHORT-TERM INVESTMENTS — 2.4%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $8,352,196)	8,352,196	8,352,196

TOTAL INVESTMENTS — 99.6% (Cost $283,267,467)		$340,622,058

Other Assets & Liabilities — 0.4%		1,268,562

TOTAL NET ASSETS — 100.0%		$341,890,620

144A @

Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.

†	See Security Valuation Note.
*	Non-income producing security.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

International Equity Fund

ADR — American Depository Receipt.

PLC — Public Limited Company.

††%	of total investments as of June 30, 2018

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Aerospace & Defense	2.4%	$7,940,010
Agriculture	4.7%	15,755,401
Apparel	2.2%	7,161,325
Auto Parts & Equipment	1.3%	4,372,859
Banks	7.3%	24,164,094
Beverages	5.9%	19,559,724
Biotechnology	1.1%	3,722,416
Building Materials	2.8%	9,299,578
Commercial Services	5.9%	19,748,137
Computers	3.6%	11,875,504
Cosmetics & Personal Care	4.7%	15,651,731
Diversified Financial Services	7.9%	26,213,157
Electric	1.3%	4,437,912
Electronics	1.5%	4,946,408
Engineering & Construction	2.3%	7,677,488
Entertainment	2.8%	9,425,559
Food	2.7%	8,862,687
Hand & Machine Tools	1.1%	3,587,948
Healthcare Products	1.6%	5,211,594
Household Products & Wares	2.9%	9,612,537
Internet	7.1%	23,648,887
Leisure Time	1.7%	5,488,250
Media	3.6%	12,016,113
Oil & Gas	2.0%	6,771,914
Pharmaceuticals	2.7%	8,859,833
Retail	6.5%	21,545,819
Semiconductors	2.4%	8,117,453
Software	5.5%	18,291,834
Transportation	2.5%	8,303,690

	100.0%	$332,269,862

Summary of inputs used to value the Fund’s investments as of 06/30/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Australia	$3,722,416	$—	$3,722,416	$—
Belgium	7,958,761	—	7,958,761	—
Brazil	2,794,987	2,794,987	—	—
Canada	27,984,708	27,984,708	—	—
China	12,189,747	7,217,117	4,972,630	—
France	27,121,808	—	27,121,808	—
Germany	14,246,888	—	14,246,888	—
Hong Kong	3,587,948	—	3,587,948	—
India	31,294,460	—	31,294,460	—
Ireland	35,264,177	22,158,580	13,105,597	—
Japan	10,434,658	—	10,434,658	—
Netherlands	25,494,393	—	25,494,393	—
South Africa	3,410,245	—	3,410,245	—
Spain	23,397,089	—	23,397,089	—
Switzerland	12,122,183	—	12,122,183	—

ASSETS TABLE (continued)
Description	Total Market Value at 06/30/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS (continued)
Taiwan	$8,117,453	$8,117,453	$—	$—
United Kingdom	43,891,906	4,372,859	39,519,047	—
United States	39,236,035	39,236,035	—	—

TOTAL COMMON STOCKS	332,269,862	111,881,739	220,388,123	—

SHORT-TERM INVESTMENTS	8,352,196	8,352,196	—	—

TOTAL INVESTMENTS	$340,622,058	$120,233,935	$220,388,123	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period.

An amount of $8,120,353 was transferred from Level 1 into Level 2 at 6/30/18 as the Fund utilized third-party vendor modeling tools to reflect any significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets.

The Fund did not have any transfers in and transfers out of Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Emerging Markets Equity Fund

	Number of Shares	Value†
COMMON STOCKS — 90.5%
Argentina — 0.4%
Grupo Financiero Galicia S.A. ADR	17,711	$584,109

Austria — 0.7%
Erste Group Bank AG*	28,828	1,201,838

Brazil — 1.3%
B3 S.A. — Brasil Bolsa Balcao	226,208	1,198,816
Petroleo Brasileiro S.A.	199,345	997,818

		2,196,634

Chile — 1.6%
Banco Santander Chile	9,888,550	774,261
Banco Santander Chile ADR	6,348	199,517
S.A.C.I. Falabella	181,328	1,661,770

		2,635,548

China — 21.3%
AAC Technologies Holdings, Inc.	36,000	505,557
Alibaba Group Holding Ltd. ADR*	30,547	5,667,385
Baidu, Inc. ADR*	1,600	388,800
Bank of China Ltd., Class H	6,805,000	3,374,769
China Construction Bank Corp., Class H	5,010,930	4,585,208
China Pacific Insurance Group Co. Ltd., Class H	468,600	1,805,052
JD.com, Inc. ADR*	19,389	755,201
New Oriental Education & Technology Group, Inc. ADR	13,659	1,292,961
PetroChina Co. Ltd., Class H	1,238,000	943,127
Shenzhou International Group Holdings Ltd.	138,000	1,698,143
Sinopharm Group Co. Ltd., Class H	71,200	286,321
Sogou, Inc. ADR*	45,017	514,544
TAL Education Group ADR*	18,872	694,490
Tencent Holdings Ltd.	244,400	12,272,644

		34,784,202

Egypt — 0.7%
Commercial International Bank Egypt S.A.E.	237,914	1,135,337

Germany — 0.9%
adidas AG	6,431	1,400,145

Hong Kong — 4.7%
Brilliance China Automotive Holdings Ltd.	308,000	552,616
China Mengniu Dairy Co. Ltd.*	411,000	1,386,211
China Mobile Ltd.	85,000	754,200
China Overseas Land & Investment Ltd.	224,000	735,213
China Resources Land Ltd.	120,000	403,087
China Unicom Hong Kong Ltd.	526,000	655,651
CSPC Pharmaceutical Group Ltd.	550,000	1,651,541
Sino Biopharmaceutical Ltd.	984,000	1,502,772

		7,641,291

Hungary — 1.2%
OTP Bank NYRT	52,142	1,882,597

India — 8.1%
Ashok Leyland Ltd.	926,363	1,703,245
Eicher Motors Ltd.	2,182	909,885
HDFC Bank Ltd. ADR	9,300	976,686

	Number of Shares	Value†

India — (continued)
ICICI Bank Ltd.	168,764	$678,792
ICICI Bank Ltd. ADR	59,800	480,194
IndusInd Bank Ltd.	62,974	1,777,608
Marico Ltd.	408,388	1,977,420
Maruti Suzuki India Ltd.	14,659	1,889,287
Shree Cement Ltd.	5,345	1,212,351
Zee Entertainment Enterprises Ltd.	194,319	1,544,007

		13,149,475

Indonesia — 3.9%
Astra International Tbk PT	2,586,000	1,190,580
Bank Mandiri Persero Tbk PT	2,105,100	1,007,139
Bank Rakyat Indonesia Tbk PT	517,600	102,377
Bumi Serpong Damai Tbk PT*	5,737,800	626,004
Semen Indonesia Persero Tbk PT	1,837,700	913,473
Telekomunikasi Indonesia Persero Tbk PT	4,721,200	1,236,458
Unilever Indonesia Tbk PT	380,500	1,222,769

		6,298,800

Malaysia — 5.1%
Gamuda Bhd	389,200	314,610
Genting Malaysia Bhd	1,442,200	1,741,529
IHH Healthcare Bhd	1,385,900	2,094,768
Malayan Banking Bhd	596,401	1,328,306
Malaysia Airports Holdings Bhd	586,800	1,278,332
Public Bank Bhd	39,400	227,926
Sime Darby Plantation Bhd	774,800	1,019,163
Sime Darby Property Bhd	792,200	234,675

		8,239,309

Mexico — 5.4%
Alsea S.A.B.de C.V.	334,557	1,152,573
America Movil S.A.B. de C.V., Series L ADR	93,283	1,554,095
Fomento Economico Mexicano S.A.B. de C.V. ADR	20,656	1,813,390
Grupo Financiero Banorte S.A.B. de C.V., Series O	417,441	2,454,589
Wal-Mart de Mexico S.A.B. de C.V.	674,910	1,781,387

		8,756,034

Pakistan — 0.4%
United Bank Ltd.	488,300	679,398

Peru — 0.9%
Credicorp Ltd.	6,423	1,445,946

Philippines — 2.8%
Ayala Corp.	43,520	750,184
Ayala Land, Inc.	917,400	651,357
Metropolitan Bank & Trust Co.	1,259,447	1,731,078
SM Investments Corp.	86,480	1,418,702

		4,551,321

Poland — 3.7%
Bank Zachodni WBK S.A.	13,971	1,236,937
CCC S.A.	19,266	1,059,913
LPP S.A.	517	1,166,156

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Emerging Markets Equity Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Poland — (continued)
Powszechna Kasa Oszczednosci Bank Polski S.A.*	169,832	$1,668,469
Powszechny Zaklad Ubezpieczen SA	90,194	935,088

		6,066,563

Portugal — 0.7%
Jeronimo Martins SGPS, S.A.	84,674	1,219,687

Russia — 4.9%
LUKOIL PJSC ADR	27,937	1,902,563
MMC Norilsk Nickel PJSC ADR	41,644	744,314
MMC Norilsk Nickel PJSC ADR	32,974	594,521
Sberbank of Russia PJSC ADR	159,502	2,281,599
X5 Retail Group N.V. GDR	47,978	1,267,118
Yandex N.V., Class A*	35,019	1,257,182

		8,047,297

South Africa — 5.7%
AVI Ltd.	196,468	1,551,819
Capitec Bank Holdings Ltd.	18,932	1,192,749
Clicks Group Ltd.	80,877	1,154,795
Imperial Holdings Ltd.	70,243	1,001,942
Naspers Ltd., N Shares	2,475	624,056
Reunert Ltd.	111,227	652,383
Sanlam Ltd.	265,640	1,349,621
The Bidvest Group Ltd.	84,088	1,204,138
Tiger Brands Ltd.	21,426	517,477

		9,248,980

South Korea — 7.4%
CJ Corp.	3,161	402,760
Coway Co. Ltd.	9,864	767,164
Hanssem Co. Ltd.	4,220	397,143
Hugel, Inc.*	1,377	595,500
Hyundai Motor Co.	8,473	952,314
KB Financial Group, Inc.	19,252	906,226
Korea Electric Power Corp.	26,116	749,067
NAVER Corp.	1,774	1,213,957
Samsung Electronics Co. Ltd.	124,149	5,200,550
Shinhan Financial Group Co., Ltd.	24,616	953,086

		12,137,767

Taiwan — 7.6%
ASE Technology Holding Co. Ltd.	238,258	559,531
CTBC Financial Holding Co. Ltd.	518,000	372,192
Hon Hai Precision Industry Co. Ltd.	158,140	430,942
Largan Precision Co. Ltd.	10,000	1,469,074
MediaTek, Inc.	93,000	912,896
Nanya Technology Corp.	324,000	879,488
Nien Made Enterprise Co. Ltd	100,000	852,142
President Chain Store Corp.	66,000	747,874
Taiwan Semiconductor Manufacturing Co. Ltd.	856,769	6,083,985

		12,308,124

United States — 1.1%
Samsonite International S.A.*144A @	509,700	1,796,750

	Number of Shares	Value†

TOTAL COMMON STOCKS (Cost $125,262,918)		$147,407,152

PREFERRED STOCKS — 4.1%
Brazil — 3.4%
Banco Bradesco S.A.	287,751	1,988,253
Itau Unibanco Holding S.A.	226,624	2,347,663
Petroleo Brasileiro S.A.	266,339	1,179,911

		5,515,827

South Korea — 0.7%
Samsung Electronics Co. Ltd.	34,529	1,166,006

TOTAL PREFERRED STOCKS (Cost $6,727,130)		6,681,833

SHORT-TERM INVESTMENTS — 5.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $8,681,656)	8,681,656	8,681,656

TOTAL INVESTMENTS — 99.9% (Cost $140,671,704)		$162,770,641

Other Assets & Liabilities — 0.1%		209,723

TOTAL NET ASSETS — 100.0%		$162,980,364

†	See Security Valuation Note.
*	Non-income producing security.
144A @

Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.

ADR — American Depository Receipt.

GDR — Global Depository Receipt.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Agriculture	0.7%	$1,019,163
Apparel	2.9%	4,264,444
Auto Manufacturers	4.1%	6,007,347
Banks	21.6%	31,814,680
Beverages	1.2%	1,813,390
Biotechnology	0.4%	595,500
Building Materials	2.0%	2,977,966
Commercial Services	1.3%	1,987,451
Diversified Financial Services	3.1%	4,623,069
Electric	0.5%	749,067
Electronics	0.6%	936,499
Engineering & Construction	1.1%	1,592,942
Food	3.8%	5,594,631
Healthcare Services	1.4%	2,094,768
Holding Companies	2.0%	2,956,521

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Emerging Markets Equity Fund

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Home Furnishings	0.8%	$1,164,307
Household Products & Wares	3.4%	4,996,939
Insurance	2.8%	4,089,761
Internet	15.0%	22,069,713
Lodging	1.2%	1,741,529
Media	1.5%	2,168,063
Mining	0.9%	1,338,835
Miscellaneous Manufacturing	1.0%	1,469,074
Office & Business Equipment	0.4%	652,383
Oil & Gas	2.6%	3,843,508
Pharmaceuticals	2.3%	3,440,634
Real Estate	2.3%	3,400,520
Retail	6.9%	10,167,594
Semiconductors	9.3%	13,636,450
Telecommunications	2.9%	4,200,404

	100.0%	$147,407,152

Summary of inputs used to value the Fund’s investments as of 06/30/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Argentina	$584,109	$584,109	$—	$—
Austria	1,201,838	—	1,201,838	—
Brazil	2,196,634	2,196,634	—	—
Chile	2,635,548	2,635,548	—	—
China	34,784,202	9,599,702	25,184,500	—
Egypt	1,135,337	—	1,135,337	—
Germany	1,400,145	—	1,400,145	—
Hong Kong	7,641,291	—	7,641,291	—
Hungary	1,882,597	—	1,882,597	—
India	13,149,475	1,456,880	11,692,595	—
Indonesia	6,298,800	—	6,298,800	—
Malaysia	8,239,309	—	8,239,309	—
Mexico	8,756,034	8,756,034	—	—
Pakistan	679,398	679,398	—	—
Peru	1,445,946	1,445,946	—	—
Philippines	4,551,321	—	4,551,321	—
Poland	6,066,563	—	6,066,563	—
Portugal	1,219,687	—	1,219,687	—
Russia	8,047,297	1,851,703	6,195,594	—
South Africa	9,248,980	—	9,248,980	—
South Korea	12,137,767	—	12,137,767	—

ASSETS TABLE (continued)
Description	Total Market Value at 06/30/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS (continued)
Taiwan	$12,308,124	$559,531	$11,748,593	$—
United States	1,796,750	—	1,796,750	—

TOTAL COMMON STOCKS	147,407,152	29,765,485	117,641,667	—

PREFERRED STOCKS	6,681,833	5,515,827	1,166,006	—
SHORT-TERM INVESTMENTS	8,681,656	8,681,656	—	—

TOTAL INVESTMENTS	$162,770,641	$43,962,968	$118,807,673	$—

LIABILITIES TABLE
Description	Total Market Value at 06/30/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
OTHER FINANCIAL INSTRUMENTS(1)
Forward Foreign Currency Contracts	$(27,769)	$—	$(27,769)	$—

TOTAL LIABILITIES — OTHER FINANCIAL INSTRUMENTS	$(27,769)	$—	$(27,769)	$—

(1)

Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period.

An amount of $20,509,466 was transferred from Level 1 into Level 2 at 6/30/18 as the Fund utilized third-party vendor modeling tools to reflect any significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets.

The Fund did not have any transfers in and transfers out of Level 3 fair value hierarchy during the reporting period.

An amount of $829,857 was transferred from Level 2 into Level 1 at 6/30/18 as a result of using quoted prices in active market for such foreign securities.

The accompanying notes are an integral part of these financial statements.

Open forward foreign currency contracts held by Emerging Markets Fund at June 30, 2018 were as follows:

	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain	Unrealized Foreign Exchange Loss
Sell	Hong Kong Dollar	UBS Securities	09/13/2018	(197,250,061)	7.83565	$(25,145,655)	$(25,173,424)	$—	$(27,769)

	Total							$—	$(27,769)

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Real Estate Securities Fund

	Number of Shares	Value†
COMMON STOCKS — 2.0%
Entertainment — 1.0%
Red Rock Resorts, Inc., Class A	37,519	$1,256,887

Lodging — 1.0%
Hilton Worldwide Holdings, Inc.	16,788	1,328,938

TOTAL COMMON STOCKS (Cost $1,797,772)		2,585,825

REAL ESTATE INVESTMENT TRUSTS — 96.9%
Apartments — 15.1%
Apartment Investment & Management Co., Class A	94,658	4,004,033
Essex Property Trust, Inc.	28,854	6,898,126
Invitation Homes, Inc.	87,464	2,016,920
UDR, Inc.	185,389	6,959,503

		19,878,582

Building & Real Estate — 0.8%
Agree Realty Corp.	20,646	1,089,489

Diversified — 14.2%
Cousins Properties, Inc.	217,785	2,110,337
Crown Castle International Corp.	51,282	5,529,225
Digital Realty Trust, Inc.	53,310	5,948,330
EPR Properties	21,083	1,365,967
Gaming and Leisure Properties, Inc.	19,557	700,141
Lamar Advertising Co., Class A	29,464	2,012,686
The GEO Group, Inc.	40,085	1,103,941

		18,770,627

Healthcare — 8.9%
Healthcare Trust of America, Inc., Class A	142,067	3,830,126
Omega Healthcare Investors, Inc.	14,723	456,413
Physicians Realty Trust	45,611	727,039
Sabra Health Care REIT, Inc.	113,411	2,464,421
Ventas, Inc.	36,101	2,055,952
Welltower, Inc.	35,131	2,202,363

		11,736,314

Hotels & Resorts — 7.9%
Host Hotels & Resorts, Inc.	132,147	2,784,337
Park Hotels & Resorts, Inc.	118,287	3,623,131
RLJ Lodging Trust	107,177	2,363,253
VICI Properties, Inc.	83,811	1,729,859

		10,500,580

Industrial — 7.4%
CyrusOne, Inc.	54,317	3,169,940
Prologis, Inc.	101,206	6,648,222

		9,818,162

Manufactured Homes — 3.9%
Equity LifeStyle Properties, Inc.	12,973	1,192,219
Sun Communities, Inc.	41,067	4,019,638

		5,211,857

Office Property — 13.5%
Boston Properties, Inc.	43,412	5,444,733
Douglas Emmett, Inc.	73,683	2,960,583

	Number of Shares	Value†

Office Property — (continued)
Empire State Realty Trust, Inc., Class A	985	$16,843
Hudson Pacific Properties, Inc.	112,002	3,968,231
Kilroy Realty Corp.	51,198	3,872,617
VEREIT, Inc.	210,779	1,568,196

		17,831,203

Regional Malls — 4.0%
GGP, Inc.	35,695	729,249
Simon Property Group, Inc.	25,350	4,314,316
Taubman Centers, Inc.	3,064	180,041

		5,223,606

Storage & Warehousing — 9.8%
Americold Realty Trust	47,670	1,049,693
Extra Space Storage, Inc.	62,129	6,201,096
Industrial Logistics Properties Trust	45,310	1,012,679
Iron Mountain, Inc.	58,542	2,049,555
Life Storage, Inc.	26,527	2,581,342

		12,894,365

Strip Centers — 6.6%
Brixmor Property Group, Inc.	64,534	1,124,828
DDR Corp.	128,347	2,297,411
Urban Edge Properties	109,276	2,499,142
Weingarten Realty Investors	92,435	2,847,922

		8,769,303

Telecommunications — 4.8%
Equinix, Inc.	14,678	6,309,926

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $115,202,474)		128,034,014

SHORT-TERM INVESTMENTS — 0.6%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $809,633)	809,633	809,633

TOTAL INVESTMENTS — 99.5% (Cost $117,809,879)		$131,429,472

Other Assets & Liabilities — 0.5%		627,891

TOTAL NET ASSETS — 100.0%		$132,057,363

†	See Security Valuation Note.

REIT — Real Estate Investment Trust.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Real Estate Securities Fund

Summary of inputs used to value the Fund’s investments as of 06/30/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$2,585,825	$2,585,825	$—	$—
REAL ESTATE INVESTMENT TRUSTS	128,034,014	128,034,014	—	—
SHORT-TERM INVESTMENTS	809,633	809,633	—	—

TOTAL INVESTMENTS	$131,429,472	$131,429,472	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Aggressive Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 57.8%
Penn Series Flexibly Managed Fund*	40,795	$2,187,404
Penn Series Index 500 Fund*	128,370	2,875,495
Penn Series Large Cap Growth Fund*	114,403	2,146,201
Penn Series Large Cap Value Fund*	153,603	4,330,063
Penn Series Large Core Value Fund*	390,468	7,282,230
Penn Series Large Growth Stock Fund*	16,078	714,334
Penn Series Mid Cap Growth Fund*	66,627	1,409,160
Penn Series Mid Cap Value Fund*	133,975	3,632,063
Penn Series Mid Core Value Fund*	151,224	3,606,687
Penn Series Real Estate Securities Fund*	104,295	2,271,536
Penn Series Small Cap Growth Fund*	49,960	2,154,284
Penn Series Small Cap Index Fund*	29,258	717,992
Penn Series Small Cap Value Fund*	57,189	2,157,727
Penn Series SMID Cap Growth Fund*	50,515	1,426,530
Penn Series SMID Cap Value Fund*	176,804	5,049,531

TOTAL AFFILIATED EQUITY FUNDS (Cost $30,350,639)		41,961,237

AFFILIATED FIXED INCOME FUNDS — 9.1%
Penn Series High Yield Bond Fund*	111,912	1,462,684
Penn Series Limited Maturity Bond Fund*	424,657	5,151,085

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $6,485,825)		6,613,769

AFFILIATED INTERNATIONAL EQUITY FUNDS — 32.7%
Penn Series Developed International Index Fund*	520,333	7,185,802
Penn Series Emerging Markets Equity Fund*	627,905	7,817,423
Penn Series International Equity Fund*	292,438	8,705,887

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $19,241,918)		23,709,112

SHORT-TERM INVESTMENTS — 0.5%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $346,643)	346,643	346,643

TOTAL INVESTMENTS — 100.1% (Cost $56,425,025)		$72,630,761

Other Assets & Liabilities — (0.1)%		(80,227)

TOTAL NET ASSETS — 100.0%		$72,550,534

*	Non-income producing security.
†	See Security Valuation Note.

Summary of inputs used to value the Fund’s investments as of 06/30/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$41,961,237	$41,961,237	$—	$—
AFFILIATED FIXED INCOME FUNDS	6,613,769	6,613,769	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	23,709,112	23,709,112	—	—
SHORT-TERM INVESTMENTS	346,643	346,643	—	—

TOTAL INVESTMENTS	$72,630,761	$72,630,761	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Moderately Aggressive Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 56.6%
Penn Series Flexibly Managed Fund*	280,487	$15,039,727
Penn Series Index 500 Fund*	441,301	9,885,150
Penn Series Large Cap Growth Fund*	393,282	7,377,974
Penn Series Large Cap Value Fund*	528,049	14,885,698
Penn Series Large Core Value Fund*	1,342,346	25,034,756
Penn Series Large Growth Stock Fund*	55,270	2,455,660
Penn Series Mid Cap Growth Fund*	229,039	4,844,176
Penn Series Mid Cap Value Fund*	368,463	9,989,022
Penn Series Mid Core Value Fund*	415,897	9,919,152
Penn Series Real Estate Securities Fund*	358,563	7,809,492
Penn Series Small Cap Growth Fund*	114,500	4,937,230
Penn Series Small Cap Index Fund*	201,163	4,936,528
Penn Series Small Cap Value Fund*	196,600	7,417,715
Penn Series SMID Cap Growth Fund*	86,827	2,451,984
Penn Series SMID Cap Value Fund*	520,980	14,879,179

TOTAL AFFILIATED EQUITY FUNDS (Cost $93,793,896)		141,863,443

AFFILIATED FIXED INCOME FUNDS — 18.2%
Penn Series High Yield Bond Fund*	384,733	5,028,466
Penn Series Limited Maturity Bond Fund*	2,294,137	27,827,882
Penn Series Quality Bond Fund*	873,438	12,673,585

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $43,754,318)		45,529,933

AFFILIATED INTERNATIONAL EQUITY FUNDS — 24.7%
Penn Series Developed International Index Fund*	1,252,142	17,292,078
Penn Series Emerging Markets Equity Fund*	1,569,863	19,544,790
Penn Series International Equity Fund*	837,784	24,940,826

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $47,744,796)		61,777,694

SHORT-TERM INVESTMENTS — 0.6%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,520,404)	1,520,404	1,520,404

TOTAL INVESTMENTS — 100.1% (Cost $186,813,414)		$250,691,474

Other Assets & Liabilities — (0.1)%		(221,142)

TOTAL NET ASSETS — 100.0%		$250,470,332

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 06/30/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$141,863,443	$141,863,443	$—	$—
AFFILIATED FIXED INCOME FUNDS	45,529,933	45,529,933	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	61,777,694	61,777,694	—	—
SHORT-TERM INVESTMENTS	1,520,404	1,520,404	—	—

TOTAL INVESTMENTS	$250,691,474	$250,691,474	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Moderate Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 44.7%
Penn Series Flexibly Managed Fund*	364,186	$19,527,666
Penn Series Index 500 Fund*	429,737	9,626,098
Penn Series Large Cap Growth Fund*	340,424	6,386,361
Penn Series Large Cap Value Fund*	342,810	9,663,812
Penn Series Large Core Value Fund*	1,220,049	22,753,918
Penn Series Large Growth Stock Fund*	71,759	3,188,230
Penn Series Mid Cap Growth Fund*	297,369	6,289,354
Penn Series Mid Cap Value Fund*	358,798	9,727,011
Penn Series Mid Core Value Fund*	675,006	16,098,902
Penn Series Real Estate Securities Fund*	310,374	6,759,949
Penn Series Small Cap Growth Fund*	74,328	3,205,035
Penn Series Small Cap Index Fund*	261,174	6,409,204
Penn Series Small Cap Value Fund*	255,256	9,630,827
Penn Series SMID Cap Growth Fund*	112,728	3,183,433
Penn Series SMID Cap Value Fund*	450,951	12,879,160

TOTAL AFFILIATED EQUITY FUNDS (Cost $93,220,625)		145,328,960

AFFILIATED FIXED INCOME FUNDS — 38.5%
Penn Series High Yield Bond Fund*	749,319	9,793,600
Penn Series Limited Maturity Bond Fund*	4,061,970	49,271,700
Penn Series Quality Bond Fund*	4,536,416	65,823,395

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $116,471,256)		124,888,695

AFFILIATED INTERNATIONAL EQUITY FUNDS — 16.8%
Penn Series Developed International Index Fund*	1,161,297	16,037,509
Penn Series Emerging Markets Equity Fund*	1,273,922	15,860,334
Penn Series International Equity Fund*	761,448	22,668,307

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $39,484,634)		54,566,150

TOTAL INVESTMENTS — 100.0% (Cost $249,176,515)		$324,783,805

Other Assets & Liabilities — 0.0%		(134,330)

TOTAL NET ASSETS — 100.0%		$324,649,475

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 06/30/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$145,328,960	$145,328,960	$—	$—
AFFILIATED FIXED INCOME FUNDS	124,888,695	124,888,695	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	54,566,150	54,566,150	—	—

TOTAL INVESTMENTS	$324,783,805	$324,783,805	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Moderately Conservative Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 32.6%
Penn Series Flexibly Managed Fund*	140,603	$7,539,107
Penn Series Index 500 Fund*	82,959	1,858,290
Penn Series Large Cap Growth Fund*	98,579	1,849,349
Penn Series Large Cap Value Fund*	99,265	2,798,291
Penn Series Large Core Value Fund*	353,271	6,588,513
Penn Series Mid Cap Value Fund*	69,264	1,877,734
Penn Series Mid Core Value Fund*	78,181	1,864,622
Penn Series Real Estate Securities Fund*	89,863	1,957,223
Penn Series Small Cap Index Fund*	37,815	927,976
Penn Series Small Cap Value Fund*	49,276	1,859,187
Penn Series SMID Cap Value Fund*	65,290	1,864,676

TOTAL AFFILIATED EQUITY FUNDS (Cost $21,381,557)		30,984,968

AFFILIATED FIXED INCOME FUNDS — 57.1%
Penn Series High Yield Bond Fund*	216,963	2,835,701
Penn Series Limited Maturity Bond Fund*	1,960,181	23,776,999
Penn Series Quality Bond Fund*	1,904,532	27,634,755

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $50,152,092)		54,247,455

AFFILIATED INTERNATIONAL EQUITY FUNDS — 9.8%
Penn Series Developed International Index Fund*	201,765	2,786,368
Penn Series Emerging Markets Equity Fund*	147,564	1,837,166
Penn Series International Equity Fund*	157,493	4,688,558

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $7,037,214)		9,312,092

SHORT-TERM INVESTMENTS — 0.7%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $671,761)	671,761	671,761

TOTAL INVESTMENTS — 100.2% (Cost $79,242,624)		$95,216,276

Other Assets & Liabilities — (0.2)%		(147,230)

TOTAL NET ASSETS — 100.0%		$95,069,046

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 06/30/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$30,984,968	$30,984,968	$—	$—
AFFILIATED FIXED INCOME FUNDS	54,247,455	54,247,455	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	9,312,092	9,312,092	—	—
SHORT-TERM INVESTMENTS	671,761	671,761	—	—

TOTAL INVESTMENTS	$95,216,276	$95,216,276	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2018 (Unaudited)

Conservative Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 19.6%
Penn Series Flexibly Managed Fund*	84,693	$4,541,258
Penn Series Index 500 Fund*	24,985	559,667
Penn Series Large Cap Value Fund*	19,931	561,848
Penn Series Large Core Value Fund*	151,996	2,834,728
Penn Series Mid Cap Value Fund*	20,861	565,539
Penn Series Mid Core Value Fund*	47,093	1,123,167
Penn Series Real Estate Securities Fund*	27,066	589,505
Penn Series SMID Cap Value Fund*	19,664	561,604

TOTAL AFFILIATED EQUITY FUNDS (Cost $9,005,239)		11,337,316

AFFILIATED FIXED INCOME FUNDS — 76.2%
Penn Series High Yield Bond Fund*	130,691	1,708,131
Penn Series Limited Maturity Bond Fund*	1,653,054	20,051,547
Penn Series Quality Bond Fund*	1,542,831	22,386,481

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $41,518,321)		44,146,159

AFFILIATED INTERNATIONAL EQUITY FUNDS — 2.9%
Penn Series Developed International Index Fund*	81,020	1,118,882
Penn Series International Equity Fund*	18,973	564,825

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $1,446,064)		1,683,707

SHORT-TERM INVESTMENTS — 1.4%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $799,933)	799,933	799,933

TOTAL INVESTMENTS — 100.1% (Cost $52,769,557)		$57,967,115

Other Assets & Liabilities — (0.1)%		(45,076)

TOTAL NET ASSETS — 100.0%		$57,922,039

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 06/30/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$11,337,316	$11,337,316	$—	$—
AFFILIATED FIXED INCOME FUNDS	44,146,159	44,146,159	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	1,683,707	1,683,707	—	—
SHORT-TERM INVESTMENTS	799,933	799,933	—	—

TOTAL INVESTMENTS	$57,967,115	$57,967,115	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2018

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund

ASSETS
Investments at value	$84,767,278	$247,457,339	$452,185,593	$166,585,761
Foreign currency, at value	—	—	—	264,002
Cash	4,047,500	—	—	192,827
Initial margin held by broker for open futures	—	206,060	145,563	—
Interest, dividends and reclaims receivable	126,982	1,810,884	3,684,277	2,637,003
Receivable for investment securities sold	—	—	1,999,380	380,137
Receivable for capital stock sold	224,722	5,550	21,399	45,449
Other assets	1,386	2,474	6,796	2,210

Total Assets	89,167,868	249,482,307	458,043,008	170,107,389

LIABILITIES
Cash overdraft	—	101,750	178,904	—
Payable for investment securities purchased	—	2,000,000	16,456,755	1,793,258
Payable for capital stock redeemed	52,466	117,066	253,316	13,122
Future variation margin payable	—	11,875	14,219	—
Payable to investment adviser (See Note 3)	24,026	87,600	166,314	63,933
Payable to the administrator (See Note 3)	6,827	17,010	34,769	12,726
Other liabilities	147,070	124,860	234,122	137,058

Total Liabilities	230,389	2,460,161	17,338,399	2,020,097

NET ASSETS	$88,937,479	$247,022,146	$440,704,609	$168,087,292

Investments at cost	84,767,278	249,752,325	458,734,578	167,544,371
Foreign currency at cost	—	—	—	268,729

COMPONENTS OF NET ASSETS:
Paid-in Capital	$88,937,413	$247,698,530	$442,261,819	$173,195,088
Undistributed net investment income (loss)	76	2,745,454	6,414,880	4,361,128
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(10)	(1,184,823)	(2,279,669)	(8,505,587)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	—	(2,237,015)	(5,692,421)	(963,337)

NET ASSETS	$88,937,479	$247,022,146	$440,704,609	$168,087,292

Shares outstanding, $0.10 par value, 500 million shares authorized	88,921,140

Shares outstanding, $0.10 par value, 250 million shares authorized			30,376,732	12,856,735

Shares outstanding, $0.0001 par value, 250 million shares authorized		20,360,541

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$1.00	$12.13	$14.51	$13.07

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2018

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund

ASSETS
Investments of affiliated issuers at value	$—	$81,928,428	$—	$—
Investments of unaffiliated issuers at value	3,918,549,674	219,668	326,777,312	58,572,595
Foreign currency, at value	86,188	—	—	—
Initial margin held by broker for open futures	—	347,000	—	—
Interest, dividends and reclaims receivable	10,884,547	—	127,469	68,202
Receivable for investment securities sold	15,326,449	151,360	952,544	—
Receivable for capital stock sold	537,539	959	177,091	743
Other assets	45,797	1,013	3,551	618

Total Assets	3,945,430,194	82,648,428	328,037,967	58,642,158

LIABILITIES
Cash overdraft	64,421	315,456	1,131	14,427
Call options written, at value	19,102,394	—	—	—
Payable for investment securities purchased	30,470,806	273,165	750,410	—
Payable for capital stock redeemed	79,805	3,310	3,935	12,532
Payable to investment adviser (See Note 3)	2,236,167	—	193,604	26,727
Payable to the administrator (See Note 3)	290,625	6,129	24,146	4,338
Other liabilities	1,537,006	33,083	175,730	50,430

Total Liabilities	53,781,224	631,143	1,148,956	108,454

NET ASSETS	$3,891,648,970	$82,017,285	$326,889,011	$58,533,704

Investments of affiliated issuers at cost	—	48,150,035	—	—
Investments of unaffiliated issuers at cost	3,463,927,563	219,668	227,424,283	44,338,882
Foreign currency at cost	85,269	—	—	—
Call options written, premiums received	(14,903,324)	—	—	—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$3,306,140,792	$47,701,457	$211,543,766	$41,171,366
Undistributed net investment income (loss)	23,304,512	(76,371)	(477,572)	90,913
Accumulated net realized gain (loss) on investment transactions and foreign exchange	111,796,059	613,806	16,470,416	3,037,959
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	450,407,607	33,778,393	99,352,401	14,233,466

NET ASSETS	$3,891,648,970	$82,017,285	$326,889,011	$58,533,704

Shares outstanding, $0.10 par value, 250 million shares authorized	72,574,989		7,356,990

Shares outstanding, $0.0001 par value, 250 million shares authorized		4,040,226		3,119,516

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$53.62	$20.30	$44.43	$18.76

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2018

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund

ASSETS
Investments at value	$133,011,368	$185,928,898	$208,365,180	$479,206,262
Foreign currency, at value	584	—	—	—
Cash	16,997	—	—	—
Interest, dividends and reclaims receivable	35,783	128,117	201,818	393,594
Receivable for investment securities sold	309,788	3,667,478	—	460,506
Receivable for capital stock sold	18,182	19,661	12,802	34,125
Futures receivable	—	—	—	3,255
Other assets	1,404	2,501	2,536	5,556

Total Assets	133,394,106	189,746,655	208,582,336	480,103,298

LIABILITIES
Cash overdraft	—	18,589	53,561	176
Payable for investment securities purchased	—	—	1,978,880	237,562
Payable for capital stock redeemed	72,194	46,982	94,484	100,425
Payable to investment adviser (See Note 3)	66,704	105,555	113,901	51,785
Payable to the administrator (See Note 3)	9,762	14,464	15,562	35,956
Other liabilities	81,748	102,099	100,675	220,489

Total Liabilities	230,408	287,689	2,357,063	646,393

NET ASSETS	$133,163,698	$189,458,966	$206,225,273	$479,456,905

Investments at cost	106,164,226	144,273,905	192,843,679	227,425,065
Foreign currency, at cost	590	—	—	—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$96,624,881	$142,139,928	$180,524,237	$220,266,455
Undistributed net investment income (loss)	(32,204)	(182,234)	1,437,051	3,709,183
Accumulated net realized gain (loss) on investment transactions and foreign exchange	9,724,356	5,846,279	8,742,484	3,797,990
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	26,846,665	41,654,993	15,521,501	251,683,277

NET ASSETS	$133,163,698	$189,458,966	$206,225,273	$479,456,905

Shares outstanding, $0.10 par value, 250 million shares authorized		6,721,712

Shares outstanding, $0.0001 par value, 250 million shares authorized	5,433,910		11,057,871	21,400,190

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$24.51	$28.19	$18.65	$22.40

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2018

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund

ASSETS
Investments at value	$127,438,609	$174,777,193	$93,579,769	$67,615,839
Cash	12,634	—	—	—
Interest, dividends and reclaims receivable	47,325	389,468	149,851	11,476
Receivable for investment securities sold	131,060	925,722	3,556,861	301,576
Receivable for capital stock sold	10,706	1,333	20,334	496
Net unrealized appreciation of forward foreign currency contracts	—	—	11,867	—
Other assets	1,375	2,179	1,185	704

Total Assets	127,641,709	176,095,895	97,319,867	67,930,091

LIABILITIES
Cash overdraft	—	24,887	44,919	9,950
Call options written, at value	522	—	—	—
Payable for investment securities purchased	—	829,863	3,649,522	61,873
Payable for capital stock redeemed	119,511	129,089	18,977	30,774
Payable to investment adviser (See Note 3)	75,112	79,628	56,320	42,631
Payable to the administrator (See Note 3)	9,401	13,045	7,097	5,062
Net unrealized depreciation of forward foreign currency contracts	—	—	9,416	—
Other liabilities	69,800	90,110	66,870	52,625

Total Liabilities	274,346	1,166,622	3,853,121	202,915

NET ASSETS	$127,367,363	$174,929,273	$93,466,746	$67,727,176

Investments at cost	95,149,549	141,616,373	86,583,532	57,601,723
Call options written, premiums received	(10,224)	—	—	—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$86,745,071	$134,477,844	$82,379,216	$53,020,187
Undistributed net investment income (loss)	(171,390)	(73,450)	554,581	(98,692)
Accumulated net realized gain (loss) on investment transactions and foreign exchange	8,494,756	7,364,059	3,534,281	4,791,565
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	32,298,926	33,160,820	6,998,668	10,014,116

NET ASSETS	$127,367,363	$174,929,273	$93,466,746	$67,727,176

Shares outstanding, $0.0001 par value, 250 million shares authorized	6,022,305	6,451,434	3,918,134	2,397,890

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$21.15	$27.11	$23.85	$28.24

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2018

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund

ASSETS
Investments at value	$97,444,580	$108,705,730	$255,967,148	$85,417,776
Interest, dividends and reclaims receivable	115,177	25,867	414,595	79,443
Receivable for investment securities sold	250,952	1,491,532	1,501,863	699
Receivable for capital stock sold	9,896	10,421	3,299	248
Other assets	944	1,187	3,013	916

Total Assets	97,821,549	110,234,737	257,889,918	85,499,082

LIABILITIES
Cash overdraft	33,204	7,410	19,071	17,851
Payable for investment securities purchased	194,183	43,131	1,136,055	3,169
Payable for capital stock redeemed	23,619	11,609	100,584	21,840
Future variation margin payable	—	—	—	1,880
Payable to investment adviser (See Note 3)	69,165	67,418	154,758	21,545
Payable to the administrator (See Note 3)	7,419	8,037	19,436	6,309
Other liabilities	56,924	64,149	145,495	85,600

Total Liabilities	384,514	201,754	1,575,399	158,194

NET ASSETS	$97,437,035	$110,032,983	$256,314,519	$85,340,888

Investments at cost	83,497,738	73,743,738	212,260,586	60,735,205

COMPONENTS OF NET ASSETS:
Paid-in Capital	$77,460,179	$69,032,624	$196,174,572	$54,951,169
Undistributed net investment income (loss)	197,238	(237,285)	517,856	231,027
Accumulated net realized gain (loss) on investment transactions and foreign exchange	5,832,775	6,275,450	15,915,529	5,505,346
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	13,946,843	34,962,194	43,706,562	24,653,346

NET ASSETS	$97,437,035	$110,032,983	$256,314,519	$85,340,888

Shares outstanding, $0.10 par value, 250 million shares authorized		2,551,527	6,794,068

Shares outstanding, $0.0001 par value, 250 million shares authorized	3,411,711			3,477,898

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$28.56	$43.12	$37.73	$24.54

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2018

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund

ASSETS
Investments at value	$111,275,214	$340,622,058	$162,770,641	$131,429,472
Foreign currency, at value	353,802	29,866	82,257	—
Initial margin held by broker for open futures	151,163	—	—	—
Interest, dividends and reclaims receivable	631,236	1,883,873	631,086	534,873
Receivable for investment securities sold	6,737	29,512	23,569	1,327,342
Receivable for capital stock sold	113,353	17,132	7,546	1,563
Futures receivable	16,605	—	—	—
Other assets	1,323	4,622	2,005	1,802

Total Assets	112,549,433	342,587,063	163,517,104	133,295,052

LIABILITIES
Cash overdraft	40,920	52,243	39,697	14,936
Payable for foreign currency	—	355	—	—
Payable for investment securities purchased	—	29,512	17,597	963,369
Payable for capital stock redeemed	24,296	111,798	34,673	98,054
Payable to investment adviser (See Note 3)	27,956	242,806	125,746	75,628
Payable to the administrator (See Note 3)	8,593	25,849	12,930	9,636
Deferred Indian capital gains tax	—	8,586	6,584	—
Net unrealized depreciation of forward foreign currency contracts	—	—	27,769	—
Other liabilities	157,281	225,294	271,744	76,066

Total Liabilities	259,046	696,443	536,740	1,237,689

NET ASSETS	$112,290,387	$341,890,620	$162,980,364	$132,057,363

Investments at cost	85,680,578	283,267,467	140,671,704	117,809,879
Foreign currency at cost	354,386	29,599	82,392	—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$86,394,266	$258,409,912	$130,426,546	$118,084,663
Undistributed net investment income (loss)	634,626	(541,977)	582,597	1,926,686
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(275,030)	26,700,969	10,020,417	(1,573,578)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	25,536,525	57,321,716	21,950,804	13,619,592

NET ASSETS	$112,290,387	$341,890,620	$162,980,364	$132,057,363

Shares outstanding, $0.10 par value, 250 million shares authorized		11,483,044

Shares outstanding, $0.0001 par value, 250 million shares authorized	8,130,039		13,093,964	6,062,854

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$13.81	$29.77	$12.45	$21.78

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2018

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund

ASSETS
Investments of affiliated issuers at value	$72,284,118	$249,171,070	$324,783,805	$94,544,515
Investments of unaffiliated issuers at value	346,643	1,520,404	—	671,761
Cash	53,299	—	—	538,205
Interest, dividends and reclaims receivable	—	—	—	—
Receivable for investment securities sold	281,433	161,572	934,553	1,570,520
Other assets	837	3,172	4,298	1,267

Total Assets	72,966,330	250,856,218	325,722,656	97,326,268

LIABILITIES
Cash overdraft	—	242,142	671,907	—
Payable for investment securities purchased	371,420	—	—	2,196,105
Payable for capital stock redeemed	3,367	7,844	225,005	5,959
Payable to investment adviser (See Note 3)	7,265	24,603	31,292	9,421
Payable to the administrator (See Note 3)	5,504	18,989	24,510	7,164
Other liabilities	28,240	92,308	120,467	38,573

Total Liabilities	415,796	385,886	1,073,181	2,257,222

NET ASSETS	$72,550,534	$250,470,332	$324,649,475	$95,069,046

Investments of affiliated issuers at cost	56,078,382	185,293,010	249,176,515	78,570,863
Investments of unaffiliated issuers at cost	346,643	1,520,404	—	671,761

COMPONENTS OF NET ASSETS:
Paid-in Capital	$53,353,806	$172,582,650	$233,642,476	$75,927,385
Undistributed net investment income (loss)	(114,266)	(371,255)	(482,498)	(141,824)
Accumulated net realized gain (loss) on investment transactions and foreign exchange	3,105,259	14,380,877	15,882,207	3,309,833
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	16,205,735	63,878,060	75,607,290	15,973,652

NET ASSETS	$72,550,534	$250,470,332	$324,649,475	$95,069,046

Shares outstanding, $0.0001 par value, 250 million shares authorized	3,786,991	12,729,335	18,534,814	6,010,795

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$19.16	$19.68	$17.52	$15.82

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2018

Conservative Allocation Fund

ASSETS
Investments of affiliated issuers at value	$57,167,182
Investments of unaffiliated issuers at value	799,933
Initial Margin Held by Broker for Open Futures	800,847
Interest, dividends and reclaims receivable	—
Receivable for investment securities sold	19,063
Other assets	782

Total Assets	58,787,807

LIABILITIES
Cash overdraft	—
Payable for investment securities purchased	799,933
Payable for capital stock redeemed	30,130
Payable to investment adviser (See Note 3)	5,739
Payable to the administrator (See Note 3)	4,383
Other liabilities	25,583

Total Liabilities	865,768

NET ASSETS	$57,922,039

Investments of affiliated issuers at cost	51,969,624
Investments of unaffiliated issuers at cost	799,933

COMPONENTS OF NET ASSETS:
Paid-in Capital	$51,087,325
Undistributed net investment income (loss)	(87,621)
Accumulated net realized gain (loss) on investment transactions and foreign exchange	1,724,777
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	5,197,558

NET ASSETS	$57,922,039

Shares outstanding, $0.0001 par value, 250 million shares authorized	4,099,286

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$14.13

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations (Unaudited)

For The Six Months Ended June 30, 2018

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
INVESTMENT INCOME:
Dividends	$39,268	$15,667	$85,063	$106,634
Interest	669,451	3,511,396	7,880,971	4,963,646
Foreign tax withheld	—	—	—	(3,488)

Total Investment Income	708,719	3,527,063	7,966,034	5,066,792

EXPENSES
Investment advisory fees (See Note 3)	151,983	515,388	1,036,484	446,552
Shareholder servicing fees (See Note 3)	41,450	101,363	210,415	76,319
Administration fees (See Note 3)	13,816	33,788	70,138	25,440
Accounting fees (See Note 3)	32,239	66,231	109,810	52,317
Director fees and expenses	2,321	5,416	12,037	4,216
Custodian fees and expenses	3,223	7,884	16,366	7,999
Pricing fees	4,394	11,321	13,633	28,940
Professional fees	4,869	11,592	25,986	10,626
Printing fees	3,190	7,444	16,550	5,798
Recaptured advisory fee (See Note 3)	430,989	—	—	—
Other expenses	15,564	21,182	39,735	33,278

Total Expenses	704,038	781,609	1,551,154	691,485

Net investment income (loss)	4,681	2,745,454	6,414,880	4,375,307

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	—	(61,593)	(1,399,594)	(787,643)
Net realized gain (loss) on futures contracts	—	(492,526)	(626,580)	—
Net realized foreign currency exchange gain (loss)	—	—	—	642
Net realized gain (loss) on forward foreign currency contracts	—	—	—	(132,909)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	—	(1,507,535)	(10,793,705)	(4,933,104)
Change in net unrealized appreciation (depreciation) of forward foreign currency contracts	—	—	—	39,933
Change in net unrealized appreciation (depreciation) of futures contracts	—	180,751	674,064	—

Net Gain (Loss) on Investment Securities and Foreign Currency	—	(1,880,903)	(12,145,815)	(5,813,081)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,681	$864,551	$(5,730,935)	$(1,437,774)

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund
INVESTMENT INCOME:
Dividends	$22,125,312	$1,009	$1,332,618	$410,519
Interest	18,500,003	—	—	262
Foreign tax withheld	(150,987)	—	(7,694)	(15,156)

Total Investment Income	40,474,328	1,009	1,324,924	395,625

EXPENSES
Investment advisory fees (See Note 3)	13,476,701	—	1,137,363	160,246
Shareholder servicing fees (See Note 3)	1,744,352	37,036	143,970	26,222
Administration fees (See Note 3)	581,451	12,345	47,990	8,741
Accounting fees (See Note 3)	457,058	5,951	87,661	20,395
Director fees and expenses	94,963	2,014	7,587	1,446
Custodian fees and expenses	145,922	2,881	11,399	2,289
Pricing fees	17,158	1,242	4,051	3,058
Professional fees	208,773	4,278	16,449	3,160
Printing fees	130,268	2,747	10,407	1,997
Other expenses	286,335	8,886	55,428	26,197

Total Expenses	17,142,981	77,380	1,522,305	253,751

Net investment income (loss)	23,331,347	(76,371)	(197,381)	141,874

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	114,746,396	3,161,519	17,072,946	3,203,121
Net realized gain (loss) on purchased options	4,101,530	—	—	—
Net realized gain (loss) on written options	912,060	—	—	—
Net realized foreign currency exchange gain (loss)	45,313	—	(2,117)	(1,315)
Net realized gain (loss) on forward foreign currency contracts	8,964	—	—	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(70,838,642)	(2,319,359)	12,730,521	(174,296)
Change in net unrealized appreciation (depreciation) of written options	24,563,342	—	—	—

Net Gain (Loss) on Investment Securities and Foreign Currency	73,538,963	842,160	29,801,350	3,027,510

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$96,870,310	$765,789	$29,603,969	$3,169,384

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations (Unaudited)

For The Six Months Ended June 30, 2018

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund

INVESTMENT INCOME:
Dividends	$534,665	$2,036,320	$2,395,203	$4,558,301
Interest	—	—	—	2,187
Foreign tax withheld	(20,214)	9,869	(2,355)	—

Total Investment Income	514,451	2,046,189	2,392,848	4,560,488

EXPENSES
Investment advisory fees (See Note 3)	385,079	654,977	696,212	312,189
Shareholder servicing fees (See Note 3)	57,762	88,629	94,339	217,406
Administration fees (See Note 3)	19,254	29,543	31,446	72,469
Accounting fees (See Note 3)	42,008	59,156	62,328	112,140
Director fees and expenses	3,009	5,072	5,178	11,910
Custodian fees and expenses	4,493	6,893	7,338	16,909
Pricing fees	1,644	3,465	1,952	6,041
Professional fees	6,544	10,838	10,992	25,441
Printing fees	4,140	6,974	7,087	16,339
Other expenses	22,722	19,685	23,247	60,461

Total Expenses	546,655	885,232	940,119	851,305

Net investment income (loss)	(32,204)	1,160,957	1,452,729	3,709,183

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	9,737,011	6,068,355	9,106,132	11,655,968
Net realized gain (loss) on futures contracts	—	—	—	157,548
Net realized foreign currency exchange gain (loss)	(2,684)	—	—	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	6,060,465	(8,733,713)	(10,501,958)	(3,558,717)
Change in net unrealized appreciation (depreciation) of futures contracts	—	—	—	(135,039)

Net Gain (Loss) on Investment Securities and Foreign Currency	15,794,792	(2,665,358)	(1,395,826)	8,119,760

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$15,762,588	$(1,504,401)	$56,903	$11,828,943

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund

INVESTMENT INCOME:
Dividends	$433,479	$1,375,927	$1,044,915	$252,828
Foreign tax withheld	—	(2,112)	(11,525)	—

Total Investment Income	433,479	1,373,815	1,033,390	252,828

EXPENSES
Investment advisory fees (See Note 3)	435,501	485,713	345,005	255,332
Shareholder servicing fees (See Note 3)	55,993	79,480	43,126	30,640
Administration fees (See Note 3)	18,664	26,493	14,375	10,213
Accounting fees (See Note 3)	41,025	54,074	33,509	23,831
Director fees and expenses	2,988	4,416	2,417	1,662
Custodian fees and expenses	4,355	6,182	4,000	2,383
Pricing fees	2,600	2,404	2,869	2,074
Professional fees	6,496	9,557	5,233	3,632
Printing fees	4,111	6,048	3,311	2,304
Other expenses	20,853	16,713	36,244	19,449

Total Expenses	592,586	691,080	490,089	351,520

Net investment income (loss)	(159,107)	682,735	543,301	(98,692)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	8,891,359	8,128,859	4,555,952	4,855,816
Net realized gain (loss) on purchased options	8,896	—	—	—
Net realized gain (loss) on written options	32,441	—	—	—
Net realized foreign currency exchange gain (loss)	590	—	(2,195)	—
Net realized gain (loss) on forward foreign currency contracts	—	—	23,755	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	4,812,439	(5,674,102)	(5,993,362)	(176,418)
Change in net unrealized appreciation (depreciation) of forward foreign currency contracts	—	—	53,643
Change in net unrealized appreciation (depreciation) of written options	16,099	—	—	—

Net Gain (Loss) on Investment Securities and Foreign Currency	13,761,824	2,454,757	(1,362,207)	4,679,398

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,602,717	$3,137,492	$(818,906)	$4,580,706

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations (Unaudited)

For The Six Months Ended June 30, 2018

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund

INVESTMENT INCOME:
Dividends	$708,325	$290,106	$1,768,199	$518,591
Interest	—	—	—	586
Foreign tax withheld	(2,276)	(3,216)	(221)	(80)

Total Investment Income	706,049	286,890	1,767,978	519,097

EXPENSES
Investment advisory fees (See Note 3)	391,308	386,660	923,357	123,262
Shareholder servicing fees (See Note 3)	41,926	47,323	116,326	36,979
Administration fees (See Note 3)	13,975	15,774	38,775	12,326
Accounting fees (See Note 3)	32,594	36,205	74,544	28,761
Director fees and expenses	2,136	2,429	6,338	1,971
Custodian fees and expenses	3,261	3,681	9,048	2,876
Pricing fees	2,055	3,449	4,008	16,207
Professional fees	4,647	5,236	13,720	4,268
Printing fees	2,959	3,306	8,677	2,700
Other expenses	13,950	19,903	55,329	34,654

Total Expenses	508,811	523,966	1,250,122	264,004

Net investment income (loss)	197,238	(237,076)	517,856	255,093

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	5,906,036	6,433,410	16,618,205	5,582,517
Net realized gain (loss) on futures contracts	—	—	—	174,240
Net realized foreign currency exchange gain (loss)	—	199	—	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(3,698,669)	5,007,668	(12,864,443)	(33,332)
Change in net unrealized appreciation (depreciation) of futures contracts	—	—	—	(29,207)

Net Gain (Loss) on Investment Securities and Foreign Currency	2,207,367	11,441,277	3,753,762	5,694,218

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,404,605	$11,204,201	$4,271,618	$5,949,311

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund

INVESTMENT INCOME:
Dividends	$2,605,494	$4,450,210	$2,045,417	$2,534,474
Foreign tax withheld	(243,463)	(400,358)	(237,138)	—

Total Investment Income	2,362,031	4,049,852	1,808,279	2,534,474

EXPENSES
Investment advisory fees (See Note 3)	172,852	1,512,911	825,727	445,471
Shareholder servicing fees (See Note 3)	51,856	159,685	80,778	57,275
Administration fees (See Note 3)	17,285	53,229	26,926	19,092
Accounting fees (See Note 3)	44,488	116,375	63,769	41,737
Director fees and expenses	2,824	9,078	4,548	3,244
Custodian fees and expenses	13,687	47,596	48,424	4,455
Pricing fees	53,339	7,639	12,418	2,159
Professional fees	6,024	23,402	27,005	6,999
Printing fees	3,866	12,421	6,239	4,434
Other expenses	88,531	41,984	129,810	22,922

Total Expenses	454,752	1,984,320	1,225,644	607,788

Net investment income (loss)	1,907,279	2,065,532	582,635	1,926,686

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	625,146	27,145,259	11,511,217	(775,017)
Net realized gain (loss) on futures contracts	36,885	—	—	—
Net realized foreign currency exchange gain (loss)	33	(40,334)	(13,667)	—
Net realized gain (loss) on forward foreign currency contracts	(28,045)	(260,256)	(107,764)	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(5,723,573)	(34,582,050)	(29,236,559)	495,567
Change in net unrealized appreciation (depreciation) of forward foreign currency contracts	—	—	(27,769)	—
Change in net unrealized appreciation (depreciation) of futures contracts	(86,971)	—	—	—

Net Gain (Loss) on Investment Securities and Foreign Currency	(5,176,525)	(7,737,381)	(17,874,542)	(279,450)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,269,246)	$(5,671,849)	$(17,291,907)	$1,647,236

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations (Unaudited)

For The Six Months Ended June 30, 2018

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
INVESTMENT INCOME:
Dividends	$1,878	$6,815	$1,184	$5,105

Total Investment Income	1,878	6,815	1,184	5,105

EXPENSES
Investment advisory fees (See Note 3)	44,601	151,341	191,779	57,574
Shareholder servicing fees (See Note 3)	33,451	115,710	148,797	43,181
Administration fees (See Note 3)	11,150	38,570	49,599	14,394
Accounting fees (See Note 3)	5,951	12,856	16,533	5,951
Director fees and expenses	1,758	6,436	8,413	2,432
Custodian fees and expenses	2,602	9,000	11,573	3,359
Pricing fees	1,231	1,369	1,430	1,257
Professional fees	3,728	13,701	17,966	5,206
Printing fees	2,387	8,798	11,555	3,350
Other expenses	9,285	20,289	26,037	10,225

Total Expenses	116,144	378,070	483,682	146,929

Net investment loss	(114,266)	(371,255)	(482,498)	(141,824)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	3,403,092	15,241,509	16,856,117	3,556,866
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(3,499,054)	(14,531,637)	(16,210,991)	(3,672,809)

Net Gain (Loss) on Investment Securities and Foreign Currency	(95,962)	709,872	645,126	(115,943)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(210,228)	$338,617	$162,628	$(257,767)

	Conservative Allocation Fund
INVESTMENT INCOME:
Dividends	$5,249

Total Investment Income	5,249

EXPENSES
Investment advisory fees (See Note 3)	34,974
Shareholder servicing fees (See Note 3)	26,231
Administration fees (See Note 3)	8,744
Accounting fees (See Note 3)	5,951
Director fees and expenses	1,377
Custodian fees and expenses	2,040
Pricing fees	1,225
Professional fees	2,920
Printing fees	1,874
Other expenses	7,534

Total Expenses	92,870

Net investment loss	(87,621)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	1,803,990
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(1,927,703)

Net Gain (Loss) on Investment Securities and Foreign Currency	(123,713)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(211,334)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Money Market Fund		Limited Maturity Bond Fund
	Six Months Ended 6/30/18	Year Ended 12/31/17	Six Months Ended 6/30/18	Year Ended 12/31/17
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,681	$10,106	$2,745,454	$4,145,693
Net realized gains (loss) from investment transactions	—	(10)	(61,593)	243,727
Net realized gains (loss) on futures contracts	—	—	(492,526)	(295,639)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	—	—	(1,326,784)	(700,415)

Net Increase (Decrease) in Net Assets Resulting from Operations	4,681	10,096	864,551	3,393,366

Distributions from:
Net investment income	(4,605)	(10,174)	—	—

Total Distributions	(4,605)	(10,174)	—	—

Capital Share Transactions (1):
Shares issued	32,908,631	56,333,786	32,589,097	46,376,059
Shares issued in lieu of cash distributions	4,605	10,175	—	—
Shares redeemed	(35,542,336)	(88,641,989)	(15,615,699)	(31,061,044)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(2,629,100)	(32,298,028)	16,973,398	15,315,015

Total Increase (Decrease)	(2,629,024)	(32,298,106)	17,837,949	18,708,381

Net Assets:
Beginning of period	91,566,503	123,864,609	229,184,197	210,475,816

End of period	$88,937,479	$91,566,503	$247,022,146	$229,184,197

Undistributed net investment income (loss)	$76	$—	$2,745,454	$—

(1) Shares Issued and Redeemed:
Shares issued	32,908,631	56,333,787	2,691,051	3,847,557
Shares issued in lieu of cash distributions	4,605	10,175	—	—
Shares redeemed	(35,542,336)	(88,641,989)	(1,292,334)	(2,584,211)

	(2,629,100)	(32,298,027)	1,398,717	1,263,346

	Quality Bond Fund		High Yield Bond Fund
	Six Months Ended 6/30/18	Year Ended 12/31/17	Six Months Ended 6/30/18	Year Ended 12/31/17
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,414,880	$12,605,875	$4,375,307	$9,224,509
Net realized gains (loss) from investment transactions	(1,399,594)	1,851,434	(787,643)	3,799,369
Net realized gains (loss) on futures contracts	(626,580)	170,808	—	—
Net realized foreign exchange gain (loss)	—	—	642	(393,327)
Net realized gain (loss) on forward foreign currency contracts	—	—	(132,909)	(581,989)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(10,119,641)	8,300,695	(4,933,104)	20,104
Changes in net unrealized appreciation (depreciation) of forward foreign currency contracts	—	—	39,933	(52,033)

Net Increase (Decrease) in Net Assets Resulting from Operations	(5,730,935)	22,928,812	(1,437,774)	12,016,633

Capital Share Transactions (1):
Shares issued	15,563,606	41,775,075	7,869,798	10,757,345
Shares redeemed	(54,726,258)	(83,954,600)	(9,811,526)	(19,957,641)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(39,162,652)	(42,179,525)	(1,941,728)	(9,200,296)

Total Increase (Decrease)	(44,893,587)	(19,250,713)	(3,379,502)	2,816,337

Net Assets:
Beginning of period	485,598,196	504,848,909	171,466,794	168,650,457

End of period	$440,704,609	$485,598,196	$168,087,292	$171,466,794

Undistributed net investment income (loss)	$6,414,880	$—	$4,361,128	$(14,179)

(1) Shares Issued and Redeemed:
Shares issued	1,074,561	2,904,735	598,972	841,594
Shares redeemed	(3,783,196)	(5,803,248)	(747,385)	(1,560,394)

	(2,708,635)	(2,898,513)	(148,413)	(718,800)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Flexibly Managed Fund		Balanced Fund
	Six Months Ended 6/30/18	Year Ended 12/31/17	Six Months Ended 6/30/18	Year Ended 12/31/17
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$23,331,347	$39,912,610	$(76,371)	$(151,658)
Net realized gains (loss) from investment transactions	114,746,396	264,534,393	3,161,519	6,445,348
Net realized gain (loss) on purchased options	4,101,530	—	—	—
Net realized gains (loss) on written options	912,060	6,796,201	—	—
Net realized foreign exchange gain (loss)	45,313	72,674	—	—
Net realized gain (loss) on forward foreign currency contracts	8,964	—	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(70,838,642)	239,631,557	(2,319,359)	4,529,226
Net change in unrealized appreciation (depreciation) of written option	24,563,342	(28,857,557)	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	96,870,310	522,089,878	765,789	10,822,916

Capital Share Transactions (1):
Shares issued	22,944,074	99,323,917	1,314,878	4,702,427
Shares redeemed	(126,462,243)	(217,712,470)	(4,466,835)	(8,923,131)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(103,518,169)	(118,388,553)	(3,151,957)	(4,220,704)

Total Increase (Decrease)	(6,647,859)	403,701,325	(2,386,168)	6,602,212

Net Assets:
Beginning of period	3,898,296,829	3,494,595,504	84,403,453	77,801,241

End of period	$3,891,648,970	$3,898,296,829	$82,017,285	$84,403,453

Undistributed net investment income (loss)	$23,304,512	$(26,835)	$(76,371)	$—

(1) Shares Issued and Redeemed:
Shares issued	433,343	2,029,060	64,862	249,232
Shares redeemed	(2,384,410)	(4,413,141)	(220,552)	(473,606)

	(1,951,067)	(2,384,081)	(155,690)	(224,374)

	Large Growth Stock Fund		Large Cap Growth Fund
	Six Months Ended 6/30/18	Year Ended 12/31/17	Six Months Ended 6/30/18	Year Ended 12/31/17
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(197,381)	$(221,061)	$141,874	$223,528
Net realized gains (loss) from investment transactions	17,072,946	52,300,511	3,203,121	3,296,050
Net realized foreign exchange gain (loss)	(2,117)	1,593	(1,315)	568
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	12,730,521	29,728,337	(174,296)	9,067,622

Net Increase (Decrease) in Net Assets Resulting from Operations	29,603,969	81,809,380	3,169,384	12,587,768

Capital Share Transactions (1):
Shares issued	8,177,243	15,281,456	2,842,743	11,365,550
Shares redeemed	(18,023,456)	(49,237,621)	(5,867,150)	(8,355,538)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(9,846,213)	(33,956,165)	(3,024,407)	3,010,012

Total Increase (Decrease)	19,757,756	47,853,215	144,977	15,597,780

Net Assets:
Beginning of period	307,131,255	259,278,040	58,388,727	42,790,947

End of period	$326,889,011	$307,131,255	$58,533,704	$58,388,727

Undistributed net investment income (loss)	$(477,572)	$(280,191)	$90,913	$(50,961)

(1) Shares Issued and Redeemed:
Shares issued	188,451	419,408	153,757	715,424
Shares redeemed	(419,541)	(1,360,464)	(317,774)	(517,075)

	(231,090)	(941,056)	(164,017)	198,349

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Large Core Growth Fund		Large Cap Value Fund
	Six Months Ended 6/30/18	Year Ended 12/31/17	Six Months Ended 6/30/18	Year Ended 12/31/17
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(32,204)	$(202,309)	$1,160,957	$3,188,193
Net realized gains (loss) from investment transactions	9,737,011	17,286,080	6,068,355	11,794,859
Net realized foreign exchange gain (loss)	(2,684)	24,359	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	6,060,465	15,012,269	(8,733,713)	12,676,112

Net Increase (Decrease) in Net Assets Resulting from Operations	15,762,588	32,120,399	(1,504,401)	27,659,164

Capital Share Transactions (1):
Shares issued	3,283,538	6,298,912	5,055,288	9,963,719
Shares redeemed	(10,375,688)	(14,946,490)	(15,310,425)	(38,956,998)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(7,092,150)	(8,647,578)	(10,255,137)	(28,993,279)

Total Increase (Decrease)	8,670,438	23,472,821	(11,759,538)	(1,334,115)

Net Assets:
Beginning of period	124,493,260	101,020,439	201,218,504	202,552,619

End of period	$133,163,698	$124,493,260	$189,458,966	$201,218,504

Undistributed net investment income (loss)	$(32,204)	$—	$(182,234)	$(1,343,191)

(1) Shares Issued and Redeemed:
Shares issued	139,947	341,403	177,146	383,981
Shares redeemed	(450,876)	(787,744)	(537,304)	(1,473,725)

	(310,929)	(446,341)	(360,158)	(1,089,744)

	Large Core Value Fund		Index 500 Fund
	Six Months Ended 6/30/18	Year Ended 12/31/17	Six Months Ended 6/30/18	Year Ended 12/31/17
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,452,729	$2,840,612	$3,709,183	$7,549,335
Net realized gains (loss) from investment transactions	9,106,132	20,426,776	11,655,968	16,561,274
Net realized gains (loss) on futures contracts	—	—	157,548	628,298
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(10,501,958)	5,464,228	(3,693,756)	64,446,920

Net Increase (Decrease) in Net Assets Resulting from Operations	56,903	28,731,616	11,828,943	89,185,827

Capital Share Transactions (1):
Shares issued	4,021,692	26,532,659	10,104,903	20,174,007
Shares redeemed	(14,067,128)	(30,436,727)	(28,226,767)	(56,482,749)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(10,045,436)	(3,904,068)	(18,121,864)	(36,308,742)

Total Increase (Decrease)	(9,988,533)	24,827,548	(6,292,921)	52,877,085

Net Assets:
Beginning of period	216,213,806	191,386,258	485,749,826	432,872,741

End of period	$206,225,273	$216,213,806	$479,456,905	$485,749,826

Undistributed net investment income (loss)	$1,437,051	$(15,678)	$3,709,183	$—

(1) Shares Issued and Redeemed:
Shares issued	216,481	1,559,192	455,466	1,035,341
Shares redeemed	(755,321)	(1,789,509)	(1,267,264)	(2,865,169)

	(538,840)	(230,317)	(811,798)	(1,829,828)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Mid Cap Growth Fund		Mid Cap Value Fund
	Six Months Ended 6/30/18	Year Ended 12/31/17	Six Months Ended 6/30/18	Year Ended 12/31/17
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(159,107)	$(226,850)	$682,735	$1,448,336
Net realized gains (loss) from investment transactions	8,891,359	3,025,856	8,128,859	19,941,327
Net realized gain (loss) on purchased options	8,896	—	—	—
Net realized gains (loss) on written options	32,441	88,583	—	—
Net realized foreign exchange gain (loss)	590	488	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	4,812,439	24,110,350	(5,674,102)	6,769,115
Change in net unrealized appreciation (depreciation of written options	16,099	(6,397)	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	13,602,717	26,992,030	3,137,492	28,158,778

Capital Share Transactions (1):
Shares issued	3,496,757	5,733,644	2,213,120	7,649,254
Shares redeemed	(11,020,598)	(14,761,700)	(11,117,495)	(25,486,253)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(7,523,841)	(9,028,056)	(8,904,375)	(17,836,999)

Total Increase (Decrease)	6,078,876	17,963,974	(5,766,883)	10,321,779

Net Assets:
Beginning of period	121,288,487	103,324,513	180,696,156	170,374,377

End of period	$127,367,363	$121,288,487	$174,929,273	$180,696,156

Undistributed net investment income (loss)	$(171,390)	$(12,283)	$(73,450)	$(756,185)

(1) Shares Issued and Redeemed:
Shares issued	170,106	346,870	82,175	305,828
Shares redeemed	(543,922)	(874,621)	(412,256)	(1,032,435)

	(373,816)	(527,751)	(330,081)	(726,607)

	Mid Core Value Fund		SMID Cap Growth Fund
	Six Months Ended 6/30/18	Year Ended 12/31/17	Six Months Ended 6/30/18	Year Ended 12/31/17
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$543,301	$1,410,956	$(98,692)	$(284,263)
Net realized gains (loss) from investment transactions	4,555,952	9,955,899	4,855,816	5,283,529
Net realized gains (loss) on written options	—	532	—	—
Net realized foreign exchange gain (loss)	(2,195)	(112,874)	—	—
Net realized gain (loss) on forward foreign currency contracts	23,755	—	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(5,993,362)	(663,762)	(176,418)	9,369,546
Change in net unrealized appreciation (depreciation) of forward foreign currency contracts	53,643	(35,789)	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	(818,906)	10,554,962	4,580,706	14,368,812

Capital Share Transactions (1):
Shares issued	2,014,969	11,498,954	4,974,042	8,411,675
Shares redeemed	(6,740,389)	(19,219,418)	(6,610,593)	(10,710,035)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(4,725,420)	(7,720,464)	(1,636,551)	(2,298,360)

Total Increase (Decrease)	(5,544,326)	2,834,498	2,944,155	12,070,452

Net Assets:
Beginning of period	99,011,072	96,176,574	64,783,021	52,712,569

End of period	$93,466,746	$99,011,072	$67,727,176	$64,783,021

Undistributed net investment income (loss)	$554,581	$11,280	$(98,692)	$—

(1) Shares Issued and Redeemed:
Shares issued	84,173	511,830	181,710	364,944
Shares redeemed	(280,856)	(856,692)	(239,675)	(458,438)

	(196,683)	(344,862)	(57,965)	(93,494)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	SMID Cap Value Fund		Small Cap Growth Fund
	Six Months Ended 6/30/18	Year Ended 12/31/17	Six Months Ended 6/30/18	Year Ended 12/31/17
	(Unaudited )		(Unaudited )
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$197,238	$91,694	$(237,076)	$(438,429)
Net realized gains (loss) from investment transactions	5,906,036	9,579,598	6,433,410	9,317,791
Net realized foreign exchange gain (loss)	—	—	199	(240)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(3,698,669)	342,825	5,007,668	12,011,603

Net Increase (Decrease) in Net Assets Resulting from Operations	2,404,605	10,014,117	11,204,201	20,890,725

Capital Share Transactions (1):
Shares issued	19,086,864	10,650,054	4,395,525	7,745,801
Shares redeemed	(9,377,446)	(17,372,897)	(7,946,615)	(12,214,813)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	9,709,418	(6,722,843)	(3,551,090)	(4,469,012)

Total Increase (Decrease)	12,114,023	3,291,274	7,653,111	16,421,713

Net Assets:
Beginning of period	85,323,012	82,031,738	102,379,872	85,958,159

End of period	$97,437,035	$85,323,012	$110,032,983	$102,379,872

Undistributed net investment income (loss)	$197,238	$—	$(237,285)	$(209)

(1) Shares Issued and Redeemed:
Shares issued	687,350	419,265	106,984	222,734
Shares redeemed	(333,843)	(683,302)	(194,258)	(349,987)

	353,507	(264,037)	(87,274)	(127,253)

	Small Cap Value Fund		Small Cap Index Fund
	Six Months Ended 6/30/18	Year Ended 12/31/17	Six Months Ended 6/30/18	Year Ended 12/31/17
	(Unaudited )		(Unaudited )
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$517,856	$1,295,635	$255,093	$478,567
Net realized gains (loss) from investment transactions	16,618,205	26,426,481	5,582,517	5,566,136
Net realized gains (loss) on futures contracts	—	—	174,240	20,741
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(12,864,443)	1,386,810	(62,539)	3,869,412

Net Increase (Decrease) in Net Assets Resulting from Operations	4,271,618	29,108,926	5,949,311	9,934,856

Capital Share Transactions (1):
Shares issued	6,468,851	21,124,435	4,964,524	8,867,032
Shares redeemed	(17,154,070)	(32,473,040)	(7,211,073)	(13,518,493)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(10,685,219)	(11,348,605)	(2,246,549)	(4,651,461)

Total Increase (Decrease)	(6,413,601)	17,760,321	3,702,762	5,283,395

Net Assets:
Beginning of period	262,728,120	244,967,799	81,638,126	76,354,731

End of period	$256,314,519	$262,728,120	$85,340,888	$81,638,126

Undistributed net investment income (loss)	$517,856	$—	$231,027	$(24,066)

(1) Shares Issued and Redeemed:
Shares issued	175,488	620,297	211,750	419,518
Shares redeemed	(460,714)	(950,815)	(305,004)	(648,455)

	(285,226)	(330,518)	(93,254)	(228,937)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Developed International Index Fund		International Equity Fund
	Six Months Ended 6/30/18 (Unaudited)	Year Ended 12/31/17	Six Months Ended 6/30/18 (Unaudited)	Year Ended 12/31/17
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,907,279	$2,223,918	$2,065,532	$2,019,845
Net realized gains (loss) from investment transactions	625,146	1,440,794	27,145,259	43,150,541
Net realized gains (loss) on futures contracts	36,885	272,563	—	—
Net realized foreign exchange gain (loss)	33	19,775	(40,334)	(252,535)
Net realized gain (loss) on forward foreign currency contracts	(28,045)	—	(260,256)	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(5,810,544)	19,519,981	(34,582,050)	52,932,877

Net Increase (Decrease) in Net Assets Resulting from Operations	(3,269,246)	23,477,031	(5,671,849)	97,850,728

Capital Share Transactions (1):
Shares issued	5,851,691	10,428,887	5,538,871	17,975,173
Shares redeemed	(7,222,471)	(14,788,233)	(33,797,469)	(59,327,188)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,370,780)	(4,359,346)	(28,258,598)	(41,352,015)

Total Increase (Decrease)	(4,640,026)	19,117,685	(33,930,447)	56,498,713

Net Assets:
Beginning of period	116,930,413	97,812,728	375,821,067	319,322,354

End of period	$112,290,387	$116,930,413	$341,890,620	$375,821,067

Undistributed net investment income (loss)	$634,626	$(1,272,653)	$(541,977)	$(2,607,509)

(1) Shares Issued and Redeemed:
Shares issued	409,412	810,612	184,413	715,503
Shares redeemed	(502,227)	(1,150,366)	(1,120,747)	(2,194,741)

	(92,815)	(339,754)	(936,334)	(1,479,238)

	Emerging Markets Equity Fund		Real Estate Securities Fund
	Six Months Ended 6/30/18 (Unaudited)	Year Ended 12/31/17	Six Months Ended 6/30/18 (Unaudited)	Year Ended 12/31/17
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$582,635	$428,918	$1,926,686	$2,595,313
Net realized gains (loss) from investment transactions	11,511,217	10,678,731	(775,017)	4,925,259
Net realized foreign exchange gain (loss)	(13,667)	106,172	—	—
Net realized gain (loss) on forward foreign currency contracts	(107,764)	(87,347)	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(29,236,559)	40,252,475	495,567	2,471,183
Change in net unrealized appreciation (depreciation) of forward foreign currency contracts	(27,769)	(41,283)	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	(17,291,907)	51,337,666	1,647,236	9,991,755

Capital Share Transactions (1):
Shares issued	10,377,583	12,952,672	4,530,672	9,350,409
Shares redeemed	(14,461,815)	(30,203,658)	(11,962,671)	(18,756,594)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(4,084,232)	(17,250,986)	(7,431,999)	(9,406,185)

Total Increase (Decrease)	(21,376,139)	34,086,680	(5,784,763)	585,570

Net Assets:
Beginning of period	184,356,503	150,269,823	137,842,126	137,256,556

End of period	$162,980,364	$184,356,503	$132,057,363	$137,842,126

Undistributed net investment income (loss)	$582,597	$(38)	$1,926,686	$—

(1) Shares Issued and Redeemed:
Shares issued	772,209	1,120,181	224,858	454,052
Shares redeemed	(1,041,832)	(2,465,937)	(583,279)	(900,496)

	(269,623)	(1,345,756)	(358,421)	(446,444)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Aggressive Allocation Fund		Moderately Aggressive Allocation Fund
	Six Months Ended 6/30/18 (Unaudited)	Year Ended 12/31/17	Six Months Ended 6/30/18 (Unaudited)	Year Ended 12/31/17
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(114,266)	$(210,274)	$(371,255)	$(747,473)
Net realized gains (loss) from investment transactions	3,403,092	5,450,349	15,241,509	19,312,315
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(3,499,054)	7,069,260	(14,531,637)	22,880,712

Net Increase (Decrease) in Net Assets Resulting from Operations	(210,228)	12,309,335	338,617	41,445,554

Capital Share Transactions (1):
Shares issued	2,286,079	9,407,157	3,179,466	19,353,774
Shares redeemed	(4,604,505)	(8,504,700)	(19,746,446)	(24,343,783)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(2,318,426)	902,457	(16,566,980)	(4,990,009)

Total Increase (Decrease)	(2,528,654)	13,211,792	(16,228,363)	36,455,545

Net Assets:
Beginning of period	75,079,188	61,867,396	266,698,695	230,243,150

End of period	$72,550,534	$75,079,188	$250,470,332	$266,698,695

Undistributed net investment income (loss)	$(114,266)	$—	$(371,255)	$—

(1) Shares Issued and Redeemed:
Shares issued	117,400	526,913	161,656	1,124,486
Shares redeemed	(240,506)	(484,805)	(997,068)	(1,329,963)

	(123,106)	42,108	(835,412)	(205,477)

	Moderate Allocation Fund		Moderately Conservative Allocation Fund
	Six Months Ended 6/30/18 (Unaudited)	Year Ended 12/31/17	Six Months Ended 6/30/18 (Unaudited)	Year Ended 12/31/17
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(482,498)	$(987,210)	$(141,824)	$(294,171)
Net realized gains (loss) from investment transactions	16,856,117	31,159,879	3,556,866	8,708,703
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(16,210,991)	14,141,793	(3,672,809)	971,379

Net Increase (Decrease) in Net Assets Resulting from Operations	162,628	44,314,462	(257,767)	9,385,911

Capital Share Transactions (1):
Shares issued	4,757,275	7,638,510	2,881,901	5,269,876
Shares redeemed	(22,926,503)	(41,643,668)	(5,969,459)	(13,982,773)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(18,169,228)	(34,005,158)	(3,087,558)	(8,712,897)

Total Increase (Decrease)	(18,006,600)	10,309,304	(3,345,325)	673,014

Net Assets:
Beginning of period	342,656,075	332,346,771	98,414,371	97,741,357

End of period	$324,649,475	$342,656,075	$95,069,046	$98,414,371

Undistributed net investment income (loss)	$(482,498)	$—	$(141,824)	$—

(1) Shares Issued and Redeemed:
Shares issued	270,639	466,847	182,150	345,417
Shares redeemed	(1,307,175)	(2,534,927)	(377,159)	(919,573)

	(1,036,536)	(2,068,080)	(195,009)	(574,156)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Conservative Allocation Fund
	Six Months Ended 6/30/18 (Unaudited)	Year Ended 12/31/17
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(87,621)	$(179,026)
Net realized gains (loss) from investment transactions	1,803,990	3,412,357
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(1,927,703)	310,904

Net Increase (Decrease) in Net Assets Resulting from Operations	(211,334)	3,544,235

Capital Share Transactions (1):
Shares issued	4,859,618	8,835,685
Shares redeemed	(5,385,735)	(9,812,724)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(526,117)	(977,039)

Total Increase (Decrease)	(737,451)	2,567,196

Net Assets:
Beginning of period	58,659,490	56,092,294

End of period	$57,922,039	$58,659,490

Undistributed net investment income (loss)	$(87,621)	$—
(1) Shares Issued and Redeemed:
Shares issued	344,915	641,587
Shares redeemed	(381,783)	(712,996)

	(36,868)	(71,409)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MONEY MARKET FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017		2016		2015		2014		2013
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:
Net investment income (loss) [2]	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Net realized and unrealized gain (loss) on investment transactions	—		—		—		—		—		—

Total from investment operations	—		—		—		—		—		—

Less distributions:
Net investment income	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)

Total distributions	—		—		—		—		—		—

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total return [1]	0.01%	#	0.01%		0.01%		0.01%		0.01%		0.01%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$88,937		$91,567		$123,865		$133,645		$132,731		$124,881

Ratio of net expenses to average net assets [3]	0.59%	*	0.85%		0.45%		0.23%		0.12%		0.16%

Ratio of total expenses to average net assets [4]	0.59%	*	0.59%		0.58%		0.61%		0.57%		0.48%

Ratio of net investment income (loss) to average net assets [3]	0.01%	*	0.01%		0.01%		0.01%		0.01%		0.01%

*  Annualized

#  Non-annualized

[1]   Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]   The net investment income (loss) per share was calculated using the average shares outstanding method.

[3]   The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[4] The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

(a)  Less than one penny per share.

LIMITED MATURITY BOND FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017		2016		2015		2014		2013
Net asset value, beginning of period	$12.09		$11.89		$11.59		$11.50		$11.48		$11.49

Income from investment operations:
Net investment income (loss) [2]	0.15		0.24		0.18		0.13		0.08		0.05
Net realized and unrealized gain (loss) on investment transactions	(0.11)		(0.04)		0.12		(0.04)		(0.06)		(0.06)

Total from investment operations	0.04		0.20		0.30		0.09		0.02		(0.01)

Net asset value, end of period	$12.13		$12.09		$11.89		$11.59		$11.50		$11.48

Total return [1]	0.33%	#	1.68%		2.59%		0.78%		0.17%		(0.09%	)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$247,022		$229,184		$210,476		$189,846		$222,062		$243,667

Ratio of total expenses to average net assets	0.69%	*	0.70%		0.70%		0.73%		0.67%		0.57%

Ratio of net investment income (loss) to average net assets	2.44%	*	1.98%		1.55%		1.10%		0.67%		0.60%

Portfolio turnover rate	42%	#	97%		105%		127%		82%		50%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

QUALITY BOND FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$14.68		$14.03	$13.45	$13.40	$12.75	$13.14

Loss from investment operations:
Net investment income (loss) [2]	0.20		0.36	0.36	0.33	0.26	0.25
Net realized and unrealized gain (loss) on investment transactions	(0.37)		0.29	0.22	(0.28)	0.39	(0.64)

Total from investment operations	(0.17)		0.65	0.58	0.05	0.65	(0.39)

Net asset value, end of period	$14.51		$14.68	$14.03	$13.45	$13.40	$12.75

Total return [1]	(1.16%	)#	4.63%	4.31%	0.37%	5.10%	(2.97% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$440,705		$485,598	$504,849	$534,675	$559,616	$546,759

Ratio of total expenses to average net assets	0.66%	*	0.66%	0.66%	0.68%	0.64%	0.56%

Ratio of net investment income (loss) to average net assets	2.74%	*	2.48%	2.58%	2.46%	1.95%	1.91%

Portfolio turnover rate	32%	#	72%	77%	131%	135%	47%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

HIGH YIELD BOND FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$13.18		$12.29	$10.61	$10.98	$10.78	$9.99

Loss from investment operations:
Net investment income (loss) [2]	0.34		0.69	0.69	0.66	0.62	0.62
Net realized and unrealized gain (loss) on investment transactions	(0.45)		0.20	0.99	(1.03)	(0.42)	0.17

Total from investment operations	(0.11)		0.89	1.68	(0.37)	0.20	0.79

Net asset value, end of period	$13.07		$13.18	$12.29	$10.61	$10.98	$10.78

Total return [1]	(0.91%	)#	7.42%	15.83%	(3.37% )	1.86%	7.91%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$168,087		$171,467	$168,650	$173,033	$194,504	$188,788

Ratio of total expenses to average net assets	0.82%	*	0.86%	0.86%	0.87%	0.85%	0.82%

Ratio of net investment income (loss) to average net assets	5.16%	*	5.39%	6.03%	5.88%	5.58%	5.96%

Portfolio turnover rate	64%	#	78%	81%	72%	56%	68%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

FLEXIBLY MANAGED FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$52.31		$45.44	$42.05	$40.04	$35.72	$29.22

Income from investment operations:
Net investment income (loss) [2]	0.32		0.53	0.54	0.46	0.45	0.34
Net realized and unrealized gain (loss) on investment transactions	0.99		6.34	2.85	1.55	3.87	6.16

Total from investment operations	1.31		6.87	3.39	2.01	4.32	6.50

Net asset value, end of period	$53.62		$52.31	$45.44	$42.05	$40.04	$35.72

Total return [1]	2.51%	#	15.12%	8.06%	5.02%	12.09%	22.25%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$3,891,649		$3,898,297	$3,494,596	$3,322,196	$3,074,188	$2,685,504

Ratio of total expenses to average net assets	0.88%	*	0.89%	0.89%	0.92%	0.89%	0.83%

Ratio of net investment income (loss) to average net assets	1.20%	*	1.07%	1.24%	1.10%	1.18%	1.04%

Portfolio turnover rate	40%	#	61%	66%	69%	74%	63%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

BALANCED FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017		2016		2015		2014		2013
Net asset value, beginning of period	$20.12		$17.60		$16.24		$16.13		$14.71		$12.60

Income from investment operations:
Net investment income (loss) [3]	(0.02)		(0.04)		(0.03)		(0.03)		(0.03)		(0.03)
Net realized and unrealized gain (loss) on investment transactions	0.20		2.56		1.39		0.14		1.45		2.14

Total from investment operations	0.18		2.52		1.36		0.11		1.42		2.11

Net asset value, end of period	$20.30		$20.12		$17.60		$16.24		$16.13		$14.71

Total return [1]	0.90%	#	14.32%		8.37%		0.68%		9.65%		16.75%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$82,017		$84,403		$77,801		$76,587		$81,794		$78,642

Ratio of net expenses to average net assets [2,4]	0.19%	*	0.19%		0.19%		0.21%		0.20%		0.20%

Ratio of total expenses to average net assets [2,5]	0.19%	*	0.19%		0.19%		0.21%		0.21%		0.22%

Ratio of net investment income (loss) to average net assets [4]	(0.19%	)*	(0.19%	)	(0.19%	)	(0.21%	)	(0.20%	)	(0.20%	)

Portfolio turnover rate	3%	#	9%		7%		8%		8%		16%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
[3]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[4]

The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[5]

The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

LARGE GROWTH STOCK FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017		2016		2015		2014		2013
Net asset value, beginning of period	$40.48		$30.40		$30.07		$27.21		$25.11		$18.05

Income from investment operations:
Net investment income (loss) [2]	(0.03)		(0.03)		(0.04)		(0.09)		(0.07)		(0.04)
Net realized and unrealized gain (loss) on investment transactions	3.98		10.11		0.37		2.95		2.17		7.10

Total from investment operations	3.95		10.08		0.33		2.86		2.10		7.06

Net asset value, end of period	$44.43		$40.48		$30.40		$30.07		$27.21		$25.11

Total return [1]	9.76%	#	33.16%		1.10%		10.51%		8.36%		39.11%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$326,889		$307,131		$259,278		$296,703		$280,682		$262,358

Ratio of total expenses to average net assets	0.95%	*	0.96%		0.96%		0.98%		0.96%		0.90%

Ratio of net investment income (loss) to average net assets	(0.12%	)*	(0.08%	)	(0.15%	)	(0.30%	)	(0.26%	)	(0.21%	)

Portfolio turnover rate	25%	#	52%		42%		37%		38%		36%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

LARGE CAP GROWTH FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$17.78		$13.87	$13.09	$13.11	$11.78	$9.57

Income from investment operations:
Net investment income (loss) [2]	0.05		0.07	0.07	0.05	0.06	0.04
Net realized and unrealized gain (loss) on investment transactions	0.93		3.84	0.71	(0.07)	1.27	2.17

Total from investment operations	0.98		3.91	0.78	(0.02)	1.33	2.21

Net asset value, end of period	$18.76		$17.78	$13.87	$13.09	$13.11	$11.78

Total return [1]	5.51%	#	28.19%	5.96%	(0.15% )	11.29%	23.09%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$58,534		$58,389	$42,791	$43,702	$57,663	$54,762

Ratio of net expenses to average net assets [3]	0.87%	*	0.89%	0.89%	0.89%	0.89%	0.90%

Ratio of total expenses to average net assets [4]	0.87%	*	0.89%	0.89%	0.89%	0.90%	0.90%

Ratio of net investment income (loss) to average net assets [3]	0.49%	*	0.43%	0.55%	0.39%	0.47%	0.40%

Portfolio turnover rate	13%	#	28%	25%	29%	25%	107%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[3]

The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/ reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[4]

The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/ reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

LARGE CORE GROWTH FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017		2016	2015		2014		2013
Net asset value, beginning of period	$21.67		$16.32		$16.30	$16.03		$14.88		$10.79

Income from investment operations:
Net investment income (loss) [2]	(0.01)		(0.03)		0.01	(0.03)		(0.03)		(0.01)
Net realized and unrealized gain (loss) on investment transactions	2.85		5.38		0.01	0.30		1.18		4.10

Total from investment operations	2.84		5.35		0.02	0.27		1.15		4.09

Net asset value, end of period	$24.51		$21.67		$16.32	$16.30		$16.03		$14.88

Total return [1]	13.11%	#	32.78%		0.12%	1.68%		7.73%		37.91%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$133,164		$124,493		$101,020	$111,680		$125,980		$127,757

Ratio of total expenses to average net assets	0.85%	*	0.86%		0.85%	0.87%		0.87%		0.88%

Ratio of net investment income (loss) to average net assets	(0.05%	)*	(0.18%	)	0.06%	(0.20%	)	(0.19%	)	(0.08%	)

Portfolio turnover rate	36%	#	64%		141%	124%		83%		109%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

LARGE CAP VALUE FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$28.41		$24.79	$22.21	$23.22	$20.86	$15.66

Loss from investment operations:
Net investment income (loss) [2]	0.17		0.41	0.36	0.27	0.30	0.21
Net realized and unrealized gain (loss) on investment transactions	(0.39)		3.21	2.22	(1.28)	2.06	4.99

Total from investment operations	(0.22)		3.62	2.58	(1.01)	2.36	5.20

Net asset value, end of period	$28.19		$28.41	$24.79	$22.21	$23.22	$20.86

Total return [1]	(0.77%	)#	14.60%	11.62%	(4.35% )	11.31%	33.21%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$189,459		$201,219	$202,553	$207,692	$229,080	$217,351

Ratio of total expenses to average net assets	0.90%	*	0.90%	0.90%	0.92%	0.90%	0.87%

Ratio of net investment income (loss) to average net assets	1.18%	*	1.57%	1.60%	1.17%	1.38%	1.16%

Portfolio turnover rate	5%	#	17%	22%	19%	22%	186%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

LARGE CORE VALUE FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$18.64		$16.18	$14.77	$14.89	$13.38	$10.31

Income from investment operations:
Net investment income (loss) [3]	0.13		0.25	0.22	0.22	0.19	0.15
Net realized and unrealized gain (loss) on investment transactions	(0.12)		2.21	1.19	(0.34)	1.32	2.92

Total from investment operations	0.01		2.46	1.41	(0.12)	1.51	3.07

Net asset value, end of period	$18.65		$18.64	$16.18	$14.77	$14.89	$13.38

Total return [1,2]	0.05%	#	15.21%	9.55%	(0.81% )	11.29%	29.78%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$206,225		$216,214	$191,386	$203,012	$192,695	$185,630

Ratio of total expenses to average net assets	0.90%	*	0.90%	0.90%	0.92%	0.91%	0.87%

Ratio of net investment income (loss) to average net assets	1.39%	*	1.44%	1.47%	1.47%	1.33%	1.25%

Portfolio turnover rate	39%	#	106%	87%	98%	80%	59%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]

The Fund’s total return calculation includes a reimbursement by the sub-adviser. Excluding the effect of this reimbursement from the Fund’s ending net asset value per share, total return for the year ended December 31, 2013 would have been 29.58%.

[3]	The net investment income (loss) per share was calculated using the average shares outstanding method.

INDEX 500 FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$21.87		$18.00	$16.14	$15.98	$14.11	$10.70

Income from investment operations:
Net investment income (loss) [2]	0.17		0.33	0.29	0.27	0.24	0.21
Net realized and unrealized gain (loss) on investment transactions	0.36		3.54	1.57	(0.11)	1.63	3.20

Total from investment operations	0.53		3.87	1.86	0.16	1.87	3.41

Net asset value, end of period	$22.40		$21.87	$18.00	$16.14	$15.98	$14.11

Total return [1]	2.42%	#	21.50%	11.52%	1.00%	13.25%	31.87%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$479,457		$485,750	$432,873	$417,965	$442,835	$398,537

Ratio of total expenses to average net assets	0.35%	*	0.36%	0.36%	0.38%	0.38%	0.34%

Ratio of net investment income (loss) to average net assets	1.54%	*	1.64%	1.75%	1.68%	1.63%	1.72%

Portfolio turnover rate	1%	#	2%	3%	3%	3%	8%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MID CAP GROWTH FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017		2016		2015		2014		2013
Net asset value, beginning of period	$18.96		$14.92		$14.02		$14.88		$13.59		$9.94

Income from investment operations:
Net investment income (loss) [2]	(0.03)		(0.03)		—	(a)	—	(a)	(0.02)		(0.06)
Net realized and unrealized gain (loss) on investment transactions	2.22		4.07		0.90		(0.86)		1.31		3.71

Total from investment operations	2.19		4.04		0.90		(0.86)		1.29		3.65

Net asset value, end of period	$21.15		$18.96		$14.92		$14.02		$14.88		$13.59

Total return [1]	11.55%	#	27.08%		6.42%		(5.78%	)	9.49%		36.72%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$127,367		$121,288		$103,325		$111,742		$128,486		$120,563

Ratio of total expenses to average net assets	0.95%	*	0.96%		0.97%		1.00%		0.97%		0.99%

Ratio of net investment income (loss) to average net assets	(0.26%	)*	(0.20%	)	0.00%		(0.02%	)	(0.14%	)	(0.49%	)

Portfolio turnover rate	19%	#	25%		28%		43%		140%		80%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.
(a)	Less than one penny per share.

MID CAP VALUE FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$26.65		$22.69	$19.36	$21.04	$18.51	$13.59

Income from investment operations:
Net investment income (loss) [2]	0.10		0.20	0.20	0.20	0.17	0.19
Net realized and unrealized gain (loss) on investment transactions	0.36		3.76	3.13	(1.88)	2.36	4.73

Total from investment operations	0.46		3.96	3.33	(1.68)	2.53	4.92

Net asset value, end of period	$27.11		$26.65	$22.69	$19.36	$21.04	$18.51

Total return [1]	1.73%	#	17.45%	17.20%	(7.98% )	13.67%	36.20%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$174,929		$180,696	$170,374	$165,849	$185,293	$172,994

Ratio of total expenses to average net assets	0.78%	*	0.78%	0.78%	0.81%	0.81%	0.82%

Ratio of net investment income (loss) to average net assets	0.77%	*	0.83%	0.97%	0.93%	0.86%	1.21%

Portfolio turnover rate	16%	#	31%	33%	42%	32%	43%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MID CORE VALUE FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$24.06		$21.57	$17.57	$17.84	$15.33	$11.87

Loss from investment operations:
Net investment income (loss) [2]	0.14		0.33	0.19	0.19	0.21	0.14
Net realized and unrealized gain (loss) on investment transactions	(0.35)		2.16	3.81	(0.46)	2.30	3.32

Total from investment operations	(0.21)		2.49	4.00	(0.27)	2.51	3.46

Net asset value, end of period	$23.85		$24.06	$21.57	$17.57	$17.84	$15.33

Total return [1]	(0.87%	)#	11.55%	22.77%	(1.51% )	16.37%	29.15%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$93,467		$99,011	$96,177	$90,550	$90,229	$71,874

Ratio of total expenses to average net assets	1.02%	*	1.02%	1.04%	1.07%	1.05%	1.08%

Ratio of net investment income (loss) to average net assets	1.13%	*	1.48%	1.01%	1.06%	1.27%	0.97%

Portfolio turnover rate	28%	#	45%	64%	77%	69%	166%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

SMID CAP GROWTH FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017		2016		2015	2014		2013
Net asset value, beginning of period	$26.38		$20.68		$19.46		$19.76	$19.64		$13.75

Income from investment operations:
Net investment income (loss) [2]	(0.04)		(0.11)		(0.10)		(0.15)	(0.15)		(0.10)
Net realized and unrealized gain (loss) on investment transactions	1.90		5.81		1.32		(0.15)	0.27		5.99

Total from investment operations	1.86		5.70		1.22		(0.30)	0.12		5.89

Net asset value, end of period	$28.24		$26.38		$20.68		$19.46	$19.76		$19.64

Total return [1]	7.05%	#	27.56%		6.27%		(1.52% )	0.61%		42.84%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$67,727		$64,783		$52,713		$56,002	$55,602		$63,627

Ratio of net expenses to average net assets [3]	1.03%	*	1.05%		1.05%		1.07%	1.06%		1.05%

Ratio of total expenses to average net assets [4]	1.03%	*	1.04%		1.04%		1.07%	1.06%		1.07%

Ratio of net investment income (loss) to average net assets [3]	(0.29%	)*	(0.47%	)	(0.52%	)	(0.71% )	(0.81%	)	(0.61%	)

Portfolio turnover rate	40%	#	68%		160%		103%	89%		90%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[3]

The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[4]

The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

SMID CAP VALUE FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015		2014	2013
Net asset value, beginning of period	$27.90		$24.69	$19.72	$20.91		$19.14	$13.87

Income from investment operations:
Net investment income (loss) [2]	0.06		0.03	0.02	—		0.05	0.07
Net realized and unrealized gain (loss) on investment transactions	0.60		3.18	4.95	(1.19)		1.72	5.20

Total from investment operations	0.66		3.21	4.97	(1.19)		1.77	5.27

Net asset value, end of period	$28.56		$27.90	$24.69	$19.72		$20.91	$19.14

Total return [1]	2.37%	#	13.00%	25.20%	(5.69%	)	9.25%	38.00%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$97,437		$85,323	$82,032	$67,959		$73,906	$63,544

Ratio of net expenses to average net assets [3]	1.09%	*	1.18%	1.21%	1.23%		1.20%	1.14%

Ratio of total expenses to average net assets [4]	1.09%	*	1.18%	1.21%	1.23%		1.24%	1.25%

Ratio of net investment income (loss) to average net assets [3]	0.42%	*	0.11%	0.10%	(0.02%	)	0.24%	0.41%

Portfolio turnover rate	24%	#	37%	62%	48%		51%	58%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[3]

The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[4]

The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

SMALL CAP GROWTH FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017		2016		2015		2014		2013
Net asset value, beginning of period	$38.80		$31.08		$28.59		$28.47		$26.42		$19.20

Income from investment operations:
Net investment income (loss) [2]	(0.09)		(0.16)		(0.10)		(0.14)		(0.11)		(0.11)
Net realized and unrealized gain (loss) on investment transactions	4.41		7.88		2.59		0.26		2.16		7.33

Total from investment operations	4.32		7.72		2.49		0.12		2.05		7.22

Net asset value, end of period	$43.12		$38.80		$31.08		$28.59		$28.47		$26.42

Total return [1]	11.13%	#	24.84%		8.71%		0.42%		7.76%		37.60%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$110,033		$102,380		$85,958		$91,666		$102,678		$89,539

Ratio of total expenses to average net assets	1.00%	*	1.01%		1.02%		1.03%		1.02%		1.07%

Ratio of net investment income (loss) to average net assets	(0.45%	)*	(0.46%	)	(0.35%	)	(0.48%	)	(0.42%	)	(0.50%	)

Portfolio turnover rate	10%	#	25%		17%		26%		33%		143%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

SMALL CAP VALUE FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$37.11		$33.06	$26.50	$28.03	$26.16	$18.83

Income from investment operations:
Net investment income (loss) [2]	0.08		0.18	0.23	0.17	0.19	0.10
Net realized and unrealized gain (loss) on investment transactions	0.54		3.87	6.33	(1.70)	1.68	7.23

Total from investment operations	0.62		4.05	6.56	(1.53)	1.87	7.33

Net asset value, end of period	$37.73		$37.11	$33.06	$26.50	$28.03	$26.16

Total return [1]	1.67%	#	12.25%	24.75%	(5.46% )	7.15%	38.93%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$256,315		$262,728	$244,968	$227,139	$246,127	$238,772

Ratio of total expenses to average net assets	0.97%	*	0.97%	0.97%	0.99%	1.03%	1.14%

Ratio of net investment income (loss) to average net assets	0.40%	*	0.56%	0.83%	0.62%	0.70%	0.46%

Portfolio turnover rate	29%	#	59%	57%	47%	45%	59%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

SMALL CAP INDEX FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$22.86		$20.09	$16.69	$17.59	$16.88	$12.22

Income from investment operations:
Net investment income (loss) [2]	0.07		0.13	0.12	0.12	0.12	0.10
Net realized and unrealized gain (loss) on investment transactions	1.61		2.64	3.28	(1.02)	0.59	4.56

Total from investment operations	1.68		2.77	3.40	(0.90)	0.71	4.66

Net asset value, end of period	$24.54		$22.86	$20.09	$16.69	$17.59	$16.88

Total return [1]	7.35%	#	13.79%	20.37%	(5.12% )	4.21%	38.13%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$85,341		$81,638	$76,355	$65,480	$66,658	$64,860

Ratio of net expenses to average net assets [3]	0.64%	*	0.65%	0.66%	0.69%	0.64%	0.55%

Ratio of total expenses to average net assets [4]	0.64%	*	0.65%	0.66%	0.69%	0.69%	0.71%

Ratio of net investment income (loss) to average net assets [1]	0.62%	*	0.62%	0.70%	0.66%	0.72%	0.71%

Portfolio turnover rate	15%	#	13%	18%	18%	20%	17%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[3]

The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/ reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[4]

The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/ reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

DEVELOPED INTERNATIONAL INDEX FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$14.22		$11.42	$11.38	$11.54	$12.29	$10.15

Loss from investment operations:
Net investment income (loss) [2]	0.24		0.27	0.26	0.24	0.30	0.28
Net realized and unrealized gain (loss) on investment transactions	(0.65)		2.53	(0.22)	(0.40)	(1.05)	1.86

Total from investment operations	(0.41)		2.80	0.04	(0.16)	(0.75)	2.14

Net asset value, end of period	$13.81		$14.22	$11.42	$11.38	$11.54	$12.29

Total return [1]	(2.88%	)#	24.52%	0.35%	(1.39% )	(6.10% )	21.08%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$112,290		$116,930	$97,813	$98,109	$101,510	$103,233

Ratio of net expenses to average net assets [3]	0.79%	*	0.82%	0.81%	0.83%	0.75%	0.59%

Ratio of total expenses to average net assets [4]	0.79%	*	0.82%	0.81%	0.83%	0.82%	0.92%

Ratio of net investment income (loss) to average net assets [3]	3.31%	*	2.05%	2.35%	2.02%	2.47%	2.50%

Portfolio turnover rate	2%	#	4%	7%	2%	7%	9%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[3]

The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/ reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[4]

The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/ reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

INTERNATIONAL EQUITY FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$30.26		$22.98	$24.23	$23.39	$22.72	$21.44

Loss from investment operations:
Net investment income (loss) [2]	0.18		0.15	0.26	0.28	0.27	0.24
Net realized and unrealized gain (loss) on investment transactions	(0.67)		7.13	(1.51)	0.56	0.40	1.04

Total from investment operations	(0.49)		7.28	(1.25)	0.84	0.67	1.28

Net asset value, end of period	$29.77		$30.26	$22.98	$24.23	$23.39	$22.72

Total return [1]	(1.62%	)#	31.68%	(5.16% )	3.59%	2.95%	5.97%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$341,891		$375,821	$319,322	$375,175	$380,898	$378,189

Ratio of total expenses to average net assets	1.12%	*	1.12%	1.12%	1.15%	1.15%	1.17%

Ratio of net investment income (loss) to average net assets	1.16%	*	0.56%	1.10%	1.17%	1.14%	1.09%

Portfolio turnover rate	21%	#	32%	34%	27%	31%	34%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

EMERGING MARKETS EQUITY FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$13.80		$10.22	$9.66	$10.84	$11.40	$11.53

Loss from investment operations:
Net investment income (loss) [2]	0.05		0.03	0.03	0.03	0.02	0.03
Net realized and unrealized gain (loss) on investment transactions	(1.40)		3.55	0.53	(1.21)	(0.58)	(0.16)

Total from investment operations	(1.35)		3.58	0.56	(1.18)	(0.56)	(0.13)

Net asset value, end of period	$12.45		$13.80	$10.22	$9.66	$10.84	$11.40

Total return [1]	(9.78%	)#	35.03%	5.80%	(10.89% )	(4.91% )	(1.13% )
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$162,980		$184,357	$150,270	$147,819	$157,027	$163,179

Ratio of net expenses to average net assets [3]	1.37%	*	1.51%	1.65%	1.74%	1.75%	1.68%

Ratio of total expenses to average net assets [4]	1.37%	*	1.51%	1.65%	1.68%	1.69%	1.82%

Ratio of net investment income (loss) to average net assets [3]	0.65%	*	0.25%	0.28%	0.24%	0.19%	0.25%

Portfolio turnover rate	19%	#	41%	46%	41%	42%	48%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[3]

The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[4]

The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

REAL ESTATE SECURITIES FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$21.47		$19.99	$18.95	$18.01	$13.83	$13.41

Income from investment operations:
Net investment income (loss) [2]	0.31		0.39	0.32	0.26	0.23	0.18
Net realized and unrealized gain (loss) on investment transactions	—		1.09	0.72	0.68	3.95	0.24

Total from investment operations	0.31		1.48	1.04	0.94	4.18	0.42

Net asset value, end of period	$21.78		$21.47	$19.99	$18.95	$18.01	$13.83

Total return [1]	1.45%	#	7.40%	5.49%	5.22%	30.22%	3.13%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$132,057		$137,842	$137,257	$137,644	$136,861	$114,290

Ratio of total expenses to average net assets	0.96%	*	0.95%	0.95%	0.97%	0.97%	0.99%

Ratio of net investment income (loss) to average net assets	3.03%	*	1.86%	1.65%	1.42%	1.43%	1.35%

Portfolio turnover rate	29%	#	75%	81%	61%	54%	69%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

AGGRESSIVE ALLOCATION FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017		2016		2015	2014		2013
Net asset value, beginning of period	$19.20		$15.99		$14.88		$15.12	$14.16		$11.56

Loss from investment operations:
Net investment income (loss) [3]	(0.03)		(0.05)		(0.05)		(0.05)	(0.05)		(0.04)
Net realized and unrealized gain (loss) on investment transactions	(0.01)		3.26		1.16		(0.19)	1.01		2.64

Total from investment operations	(0.04)		3.21		1.11		(0.24)	0.96		2.60

Net asset value, end of period	$19.16		$19.20		$15.99		$14.88	$15.12		$14.16

Total return [1]	(0.21%	)#	20.08%		7.46%		(1.59% )	6.78%		22.49%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$72,551		$75,079		$61,867		$61,119	$64,505		$56,879

Ratio of net expenses to average net assets [2,4]	0.31%	*	0.31%		0.32%		0.34%	0.34%		0.33%

Ratio of total expenses to average net assets [2,5]	0.31%	*	0.31%		0.32%		0.34%	0.34%		0.33%

Ratio of net investment income (loss) to average net assets [4]	(0.31%	)*	(0.31%	)	(0.32%	)	(0.34% )	(0.34%	)	(0.33%	)

Portfolio turnover rate	10%	#	20%		20%		24%	20%		30%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
[3]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[4]

The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[5]

The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

MODERATELY AGGRESSIVE ALLOCATION FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017		2016		2015	2014		2013
Net asset value, beginning of period	$19.66		$16.72		$15.55		$15.73	$14.80		$12.42

Income from investment operations:
Net investment income (loss) [3]	(0.03)		(0.05)		(0.05)		(0.05)	(0.05)		(0.04)
Net realized and unrealized gain (loss) on investment transactions	0.05		2.99		1.22		(0.13)	0.98		2.42

Total from investment operations	0.02		2.94		1.17		(0.18)	0.93		2.38

Net asset value, end of period	$19.68		$19.66		$16.72		$15.55	$15.73		$14.80

Total return [1]	0.10%	#	17.58%		7.52%		(1.14% )	6.28%		19.16%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$250,470		$266,699		$230,243		$238,908	$250,402		$231,185

Ratio of total expenses to average net assets [2]	0.29%	*	0.29%		0.30%		0.32%	0.32%		0.31%

Ratio of net investment income (loss) to average net assets	(0.29%	)*	(0.29%	)	(0.30%	)	(0.32% )	(0.32%	)	(0.31%	)

Portfolio turnover rate	8%	#	16%		14%		20%	17%		23%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
[3]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MODERATE ALLOCATION FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017		2016		2015	2014		2013
Net asset value, beginning of period	$17.51		$15.36		$14.36		$14.44	$13.67		$11.98

Income from investment operations:
Net investment income (loss) [3]	(0.03)		(0.05)		(0.04)		(0.05)	(0.04)		(0.04)
Net realized and unrealized gain (loss) on investment transactions	0.04		2.20		1.04		(0.03)	0.81		1.73

Total from investment operations	0.01		2.15		1.00		(0.08)	0.77		1.69

Net asset value, end of period	$17.52		$17.51		$15.36		$14.36	$14.44		$13.67

Total return [1]	0.06%	#	14.00%		6.96%		(0.55% )	5.63%		14.11%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$324,649		$342,656		$332,347		$342,152	$364,044		$350,164

Ratio of total expenses to average net assets [2]	0.29%	*	0.29%		0.29%		0.32%	0.31%		0.31%

Ratio of net investment income (loss) to average net assets	(0.29%	)*	(0.29%	)	(0.29%	)	(0.32% )	(0.31%	)	(0.31%	)

Portfolio turnover rate	8%	#	12%		12%		17%	17%		20%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
[3]	The net investment income (loss) per share was calculated using the average shares outstanding method.

MODERATELY CONSERVATIVE ALLOCATION FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017		2016		2015		2014		2013
Net asset value, beginning of period	$15.86		$14.42		$13.60		$13.63		$12.98		$11.87

Loss from investment operations:
Net investment income (loss) [3]	(0.02)		(0.05)		(0.04)		(0.05)		(0.04)		(0.04)
Net realized and unrealized gain (loss) on investment transactions	(0.02)		1.49		0.86		0.02		0.69		1.15

Total from investment operations	(0.04)		1.44		0.82		(0.03)		0.65		1.11

Net asset value, end of period	$15.82		$15.86		$14.42		$13.60		$13.63		$12.98

Total return [1]	(0.25%	)#	9.99%		6.03%		(0.22%	)	5.01%		9.35%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$95,069		$98,414		$97,741		$102,101		$107,669		$111,452

Ratio of total expenses to average net assets [2]	0.31%	*	0.30%		0.30%		0.33%		0.32%		0.32%

Ratio of net investment income (loss) to average net assets	(0.30%	)*	(0.30%	)	(0.30%	)	(0.33%	)	(0.32%	)	(0.32%	)

Portfolio turnover rate	8%	#	15%		15%		23%		20%		28%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
[3]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

CONSERVATIVE ALLOCATION FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017		2016		2015		2014		2013
Net asset value, beginning of period	$14.18		$13.33		$12.73		$12.72		$12.26		$11.74

Loss from investment operations:
Net investment income (loss) [3]	(0.02)		(0.04)		(0.04)		(0.04)		(0.04)		(0.04)
Net realized and unrealized gain (loss) on investment transactions	(0.03)		0.89		0.64		0.05		0.50		0.56

Total from investment operations	(0.05)		0.85		0.60		0.01		0.46		0.52

Net asset value, end of period	$14.13		$14.18		$13.33		$12.73		$12.72		$12.26

Total return [1]	(0.35%	)#	6.38%		4.71%		0.08%		3.75%		4.43%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$57,922		$58,659		$56,092		$61,217		$65,183		$68,185

Ratio of total expenses to average net assets [2]	0.32%	*	0.32%		0.31%		0.34%		0.33%		0.33%

Ratio of net investment income (loss) to average net assets	(0.30%	)*	(0.31%	)	(0.31%	)	(0.34%	)	(0.33%	)	(0.33%	)

Portfolio turnover rate	13%	#	23%		26%		24%		26%		38%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
[3]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2018 (Unaudited)

1 — ORGANIZATION

Penn Series Funds, Inc. (“Penn Series”) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of The Penn Mutual Life Insurance Company (“Penn Mutual”) and The Penn Insurance and Annuity Company insurance contracts and certain of Penn Mutual’s employee benefit plans.

Penn Series is presently offering shares in its Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Balanced, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds (each a “Fund” and collectively, the “Funds”). Penn Series also has the authority to issue shares in three additional funds, each of which would have their own investment objective and policies.

Fund of Funds (“FOFs”) – Each Penn Series FOF seeks to achieve its investment objective by investing in other Penn Series Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. Each of the following is a Penn Series FOFs: Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds.

2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with the accounting principles generally accepted in the United States (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be material. The Funds are investment companies and follow the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic No. 946.

SECURITY VALUATION:

Money Market Fund — Investments in securities are valued using the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.

Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities Funds — Portfolio securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Securities valued according to these evaluation methods are categorized as Level 1 in the fair value hierarchy described below. Debt and fixed income securities are valued by recognized independent third-party valuation services, employing valuation methodologies that utilize actual market transactions, broker-dealer supplied valuations, and matrix pricing. Matrix pricing for corporate bonds, floating rate notes, municipal securities and U.S. government and government agency obligations considers yield or price of bonds of comparable quality, coupon, maturity and type and, for asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities, also considers prepayment speed assumptions and attributes and performance of the underlying collateral. Securities valued according to these valuation methods are generally categorized as Level 2 in the fair value hierarchy described below. To the extent that bid prices are provided by the pricing service, the Funds will use the bid price. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates as of the valuation date.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2018 (Unaudited)

Options are valued at the last traded price on the market where such options are principally traded or, if there was no trade on such day, at the last bid quote. Futures contracts are valued at the last settlement price on the market where such futures contracts are principally traded. Although derivatives may be subject to netting provisions, as discussed further in Note 7, derivatives held are valued at their gross amounts.

To assess the continuing appropriateness of third party pricing service security valuations, Penn Mutual Asset Management, LLC (“PMAM” or the “Adviser”), the investment adviser to each of the Funds, or the Fund’s sub-adviser, as applicable, or the fund accounting service provider, who is subject to oversight by the Administrator, regularly monitor the prices and compare prices to alternate sources where applicable. Pricing challenges are issued for valuation differences exceeding certain tolerances or when considered not reflective of the market by the Adviser or sub-adviser, as applicable.

Securities for which market quotations are not readily available are valued at fair value prices determined using methods approved by the Penn Series Board of Directors (the “Board of Directors”). The Penn Series Valuation Committee (the “Valuation Committee”), established by and subject to oversight by the Board of Directors, monitors pricing related policies and procedures and approves all fair value determinations. The Valuation Committee consists of representatives from PMAM and Penn Mutual, the administrator to the Funds (the “Administrator”). The Valuation Committee regularly makes good faith judgments, using sources and information obtained, including recommendations and supporting rationales and inputs from the Adviser or the applicable sub-adviser, to establish and /or adjust fair valuations of securities as events occur and circumstances warrant. The information and inputs may include but are not limited to cost of the security, last sale price, private transaction trading prices, comparable publicly traded security prices, discount rates, publicly disclosed news stories and regulatory filings, estimated cash flows and yield curves. As part of its procedures, the Valuation Committee monitors the fair valued securities, considers additional news or significant developments relative to the specific security, reviews the valuations with the Adviser or respective sub-adviser on a regular basis and applies back testing procedures to valuations as applicable. Reasons for which securities may be valued in this manner include, but are not limited to, trading on an exchange for a security has been halted, suspended or has not begun, a security has been de-listed from a national exchange, trading on a security’s primary market is temporarily closed at a time when, under normal conditions, it would be open, or valuation by a third party pricing service is currently not available or is no longer available.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These securities are valued at a fair value utilizing an independent third party valuation service in accordance with procedures adopted by the Fund’s Board of Directors. The methodology and procedures followed by the valuation service consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes as well as prices for similar securities. Securities valued using such valuation service are classified as Level 2 of the fair value hierarchy as these adjustment factors are considered other observable inputs to the valuation. Values from the valuation service are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Valuation Committee. The Valuation Committee has also established a “confidence interval”, which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Valuation Committee is exceeded on a specific day, the Funds shall value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation service.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds — The valuation of each Fund’s investment in its Underlying Funds is based on the net asset values of the Underlying Funds each business day.

Fair value measurements are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Funds’ investments. Inputs refer broadly to the assumptions that

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2018 (Unaudited)

market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. These inputs are summarized into three broad levels as follows:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Transfers between levels 1 and 2 during the six months ended June 30, 2018, if any, are shown as notes on the Schedule of Investments of the individual Fund.

Significant Level 3 items at June 30, 2018 consist of $4,871,123 of equities in the Large Growth Stock Fund which were not publicly trading. The unobservable inputs used in valuing these securities include new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies and strategic events affecting the company. Significant increases (decreases) in the valuation indicated by the new rounds of financing, valuations observed through negotiated transactions between other investors in the company or changes in the market valuation of relevant peer companies would result in directionally similar changes to the fair value. Fair value determinations are reviewed and updated on a regular basis and as information becomes available, including actual purchase and sale transactions of the issue.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange; purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of all securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Loan Agreements — Certain Funds may invest in loan agreements, also known as bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans may involve multiple loans with the same borrower under a single credit agreement (each loan, a tranche), and each tranche may have different terms and associated risks. A bank or other financial institution typically acts as the agent and administers a bank loan in accordance with the associated credit agreement. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may buy and sell bank loans in the form of either loan assignments or loan participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer. Although loan assignments continue to be administered by the agent, the buyer acquires direct rights against the borrower. In many cases, a loan assignment requires the consent of both the borrower and the agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments that the seller is entitled to receive from the borrower; however, the seller continues to hold legal title to the loan. As a result, with loan participations, the buyer generally has no right to enforce compliance with terms of the credit agreement against the borrower, and the buyer is subject to the credit risk of both the borrower and the seller. Bank loans often have extended settlement periods, during which the fund is subject to nonperformance by the counterparty.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2018 (Unaudited)

SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts and premiums are accreted and amortized using the effective interest method. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes. Expenses directly attributable to a Fund are directly charged. Common expenses of the Funds are allocated using methods approved by the Board of Directors, generally based on average net assets. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds of the FOFs.

DIVIDENDS TO SHAREHOLDERS — Except for the Money Market Fund, all or a portion of each Fund’s undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2017 were deemed distributed as consent dividends to each respective Fund’s shareholders in place of regular distributions. As consent dividends, shareholders of each Fund agree to treat their share of undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2017, respectively, as dividend income and net capital gains for tax purposes. In the case of the Money Market Fund, dividends paid from undistributed net investment income and accumulated net realized gain on investments are declared daily and paid monthly.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with accounting principles generally accepted in the United States. To the extent that these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains may involve short-term capital gains, which are included as ordinary income for tax purposes.

The character of distributions received from Real Estate Investment Trusts (“REITs”) held by a Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Funds to estimate the character of distributions received from the underlying REITs based on historical data provided by the REITs.

3 — INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

Investment Advisory Services

PMAM serves as investment adviser to each series of Penn Series. With the exception of the Money Market, Limited Maturity, Quality Bond, High Yield Bond, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds, PMAM has entered into sub-advisory agreements to provide investment management services to each of the Funds.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2018 (Unaudited)

Each of the Funds pay PMAM, on a monthly basis, an advisory fee based on the average daily net assets of the Fund, at the following rates pursuant to the investment advisory agreements:

Fund	Sub-Adviser	Investment Advisory Fees (As a Percentage of the Average Daily Net Assets of the Fund)
Money Market Fund	None	0.33% of the first $200,000,000; 0.31% of the next $150,000,000; 0.29% of the next $150,000,000; 0.27% over $500,000,000.
Limited Maturity Bond Fund	None	0.46% of the first $200,000,000; 0.44% of the next $150,000,000; 0.42% of the next $150,000,000; 0.40% over $500,000,000.
Quality Bond Fund	None	0.46% of the first $200,000,000; 0.44% of the next $150,000,000; 0.42% of the next $150,000,000; 0.40% over $500,000,000.
High Yield Bond Fund*	None	0.46% of the first $200,000,000; 0.44% of the next $150,000,000; 0.42% of the next $150,000,000; 0.40% over $500,000,000.
Flexibly Managed Fund	T. Rowe Price Associates, Inc.	0.72% of the first $500,000,000; 0.70% of the next $2,000,000,000; 0.68% of the next $1,500,000,000; 0.65% of the next $1,000,000,000; 0.62% over $5,000,000,000.
Balanced Fund	None	None
Large Growth Stock Fund	T. Rowe Price Associates, Inc.	0.72% of the first $250,000,000; 0.68% of the next $250,000,000; 0.65% over $500,000,000.
Large Cap Growth Fund	Massachusetts Financial Services Company	0.55%
Large Core Growth Fund	Wells Capital Management, Inc.	0.60%
Large Cap Value Fund	Loomis, Sayles & Company, LP	0.67% of the first $150,000,000; 0.65% over $150,000,000.
Large Core Value Fund	Eaton Vance Management	0.67% of the first $150,000,000; 0.65% of the next $250,000,000; 0.60% over $400,000,000.
Index 500 Fund	SSgA Fund Management, Inc.	0.14% of the first $150,000,000; 0.13% of the next $150,000,000; 0.12% over $300,000,000.
Mid Cap Growth Fund	Ivy Investment Management Company	0.70%
Mid Cap Value Fund	Neuberger Berman Management, Inc.	0.55% of the first $250,000,000; 0.525% of the next $250,000,000; 0.50% of the next $250,000,000; 0.475% of the next $250,000,000; 0.45% of the next $500,000,000; 0.425% over $1,500,000,000.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2018 (Unaudited)

Fund	Sub-Adviser	Investment Advisory Fees (As a Percentage of the Average Daily Net Assets of the Fund)
Mid Core Value Fund	American Century Investment Management, Inc.	0.72%
SMID Cap Growth Fund	Wells Capital Management, Inc.	0.75%
SMID Cap Value Fund	Alliance Bernstein, LP	0.84%
Small Cap Growth Fund	Janus Capital Management LLC	0.80% of the first $25,000,000; 0.75% of the next $25,000,000; 0.70% over $50,000,000.
Small Cap Value Fund	Goldman Sachs Asset Management, LP	0.75% of the first $50,000,000; 0.725% of the next $50,000,000; 0.70% over $100,000,000.
Small Cap Index Fund	SSgA Fund Management, Inc.	0.30%
Developed International Index Fund	SSgA Fund Management, Inc.	0.30%
International Equity Fund	Vontobel Asset Management, Inc.	0.86% of the first $227,000,000; 0.84% of the next $227,000,000; 0.82% over $454,000,000.
Emerging Markets Equity Fund	Morgan Stanley Investment Management Inc.	0.92%
Real Estate Securities Fund	Cohen & Steers Capital Management, Inc.	0.70%
Aggressive Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Moderately Aggressive Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Moderate Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Moderately Conservative Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Conservative Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.

*

Effective May 1, 2018, T. Rowe Price Associates, Inc. was terminated as the investment Sub-Adviser to the High Yield Bond Fund and PMAM assumed the day-to-day management of the Fund. Prior to May 1, 2018, the Fund’s Investment Advisory Fee was 0.56% for the first $250 million and 0.53% thereafter on the average daily net assets of the Fund.

For providing investment management services to the Funds, PMAM pays each sub-adviser, on a monthly basis, a sub-advisory fee.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2018 (Unaudited)

Administrative and Corporate, Co-Administrative and Shareholder Services

Each of the Funds pays Penn Mutual, on a quarterly basis, 0.01% of the Fund’s average daily net assets under a revised administrative and corporate services agreement and 0.09% under a shareholder servicing agreement. Each of the Funds pays PMAM, on a quarterly basis, 0.02% of the Fund’s average daily assets under a co-administrative agreement.

Fund Administration and Accounting Services

Under a fund administration and accounting agreement, BNY Mellon Investment Servicing (US), Inc. (“BNY Mellon”) serves as accounting agent for Penn Series. Each of the Funds, except the FOFs, International Equity Fund, Emerging Markets Equity Fund and Developed International Index Fund, pays BNY Mellon, on a monthly basis, an annual fee based on the average daily net assets of the Fund equal to 0.070% for the first $100 million, 0.050% for the next $200 million, 0.030% for the next $300 million and 0.020% thereafter. With the exception of the FOFs, International Equity Fund, Emerging Markets Equity Fund, Developed International Index Fund and Money Market Fund, the minimum annual fee each Fund must pay is $27,500. The annual accounting fee for each of the FoFs shall be an asset based fee of 0.010% of FOF’s average daily net assets, exclusive of out-of-pocket expenses. Each FOF’s minimum annual fee is $12,000. The minimum annual fee is $48,000 for each of the International Equity Fund, Emerging Markets Equity Fund and Developed International Index Fund. The Money Market Fund pays no minimum annual fee. Each of the International Equity, Emerging Markets Equity and Developed International Index Funds pays BNY Mellon, on a monthly basis, an annual 0.080% for the first $100 million, 0.060% for the next $300 million, 0.040% for the next $200 million, and 0.030% thereafter. In addition, each of the Funds pays BNY Mellon approximately 0.010% of the Fund’s average daily net assets for tax and regulatory administration services.

Transfer Agent Services

Under a transfer agency agreement, BNY Mellon serves as transfer agent for Penn Series.

Custodial Services

The Bank of New York Mellon, Inc., serves as custodian for Penn Series. In addition to transaction charges and out-of-pocket expenses, each of the Funds pay The Bank of New York Mellon, Inc., on a monthly basis, an annual custody fee of 0.007% for U.S. securities. The Bank of New York Mellon, Inc. serves as foreign custodian for Penn Series. There is a separate custody fee schedule for foreign securities.

Expenses and Limitations Thereon

Each Fund bears all expenses of its operations other than those incurred by PMAM and, it applicable its sub-adviser under its respective investment advisory agreement and those incurred by Penn Mutual under its administrative and corporate services agreement. PMAM and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund’s total expense ratio (excluding nonrecurring account fees, fees on portfolio transactions, such as exchange fees, dividends and interest on securities sold short, Acquired Fund Fees and Expenses, service fees, interest, taxes, brokerage commissions, other capitalized expenses and other non-routine expenses or extraordinary expenses not incurred in the

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2018 (Unaudited)

ordinary course of a Fund’s business, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the Funds are as follows:

Fund	Expense Limitation	Fund	Expense Limitation
Money Market	0.64%	SMID Cap Growth	1.07%
Limited Maturity Bond	0.74%	SMID Cap Value	1.26%
Quality Bond	0.73%	Small Cap Growth	1.13%
High Yield Bond	0.92%	Small Cap Value	1.02%
Flexibly Managed	0.94%	Small Cap Index	0.74%
Balanced	0.79%	Developed International Index	0.94%
Large Growth Stock	1.02%	International Equity	1.20%
Large Cap Growth	0.89%	Emerging Markets Equity	1.78%
Large Core Growth	0.90%	Real Estate Securities	1.02%
Large Cap Value	0.96%	Aggressive Allocation*	0.40%
Large Core Value	0.96%	Moderately Aggressive Allocation*	0.34%
Index 500	0.42%	Moderate Allocation*	0.34%
Mid Cap Growth	1.00%	Moderately Conservative Allocation*	0.35%
Mid Cap Value	0.83%	Conservative Allocation*	0.38%
Mid Core Value	1.11%

* For FoFs, with the exception of the Balanced Fund, the operating expense limit applies only at the Fund level and does not limit the fees indirectly incurred by the FOFs through their investments in the Underlying Funds.

Effective September 10, 2009, Penn Series, on behalf of its Money Market Fund, PMAM, and Penn Mutual, entered into an agreement whereby PMAM and Penn Mutual may temporarily and voluntarily waive fees and/or reimburse expenses in excess of their current fee waiver and expense reimbursement commitments in an effort to maintain a minimum net distribution yield for the Money Market Fund. Under the agreement, PMAM and Penn Mutual may, subject to certain minimum yield criteria, as well as a prospective three-year reimbursement period, recapture from the Money Market Fund any fees or expenses waived and/or reimbursed under this arrangement. These reimbursement payments by the Fund to PMAM and/or Penn Mutual are considered “extraordinary expenses” and are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could negatively affect the Fund’s future yield.

If, at the end of each month, there is no liability of PMAM and Penn Mutual to pay the Funds such excess amount, and if payments of the advisory fee or administrative and corporate services fee at the end of prior months during the preceding three fiscal years have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction is eligible to be recaptured by PMAM and Penn Mutual and, if recaptured, would become payable by the Funds to PMAM and Penn Mutual along with the advisory fee or administrative and corporate services fee for that month, as applicable. Penn Mutual and/or PMAM’s election not to recapture the amount of any reduction and reimbursement to which it is entitled in no way impairs the rights of Penn Mutual and/or PMAM to subsequently recapture such amount, provided that such amount remains eligible for recapture and would not cause the Fund to exceed its expense limit for that fee payment period.

As of June 30, 2018, the following Funds had waived and/or reimbursed administrative and corporate services fees that are subject to potential recapture by Penn Mutual through the periods stated below. If not recaptured, the waiver and/or reimbursed administrative and corporate services fees will expire according to the table below:

December 31, 2018
Money Market Fund	$75,300

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2018 (Unaudited)

As of June 30, 2018, the following Funds had waived and/or reimbursed advisory fees that are subject to potential recapture by PMAM through the periods stated below. If not recaptured, the waived and/or reimbursed advisory fees will expire according to the table below:

	December 31, 2019	December 31, 2020
Money Market Fund	$107,372	$5,100

During the six months ended June 30, 2018, previously waived advisory fees were recaptured by PMAM. The recaptured fees are shown as Recaptured advisory fees on the statement of operations and are as follows:

Money Market Fund	$430,989

Total fees of $221,500 were paid to Directors of Penn Series, who are not interested persons of Penn Series, for the six months ended June 30, 2018. Directors who are also employees of PMAM or its affiliates and officers of the Company receive no compensation from the Company for their services.

4 — RELATED PARTY TRANSACTIONS

Certain benefit plans of Penn Mutual own annuity contracts that are invested in the Penn Series Funds. The benefit plan assets that are invested in the Penn Series Funds at June 30, 2018 are as follows:

Money Market Fund	$4,347,203
Limited Maturity Bond Fund	33,400,963
Quality Bond Fund	14,109,588
Large Growth Stock Fund	19,785,097
Large Core Value Fund	25,946,467
Index 500 Fund	25,338,597
SMID Cap Growth Fund	5,198,882
SMID Cap Value Fund	5,308,997
Small Cap Index Fund	4,492,789
Developed International Index Fund	3,129,641
International Equity Fund	8,000,506

Certain Funds affect trades for security purchase and sale transactions through brokers that are affiliates of the Adviser or the sub-advisers. Commissions paid on those trades from the Funds for the six months ended June 30, 2018 were as follows:

Large Core Fund	$37
SMID Cap Growth Fund	2,563
Small Cap Value Fund	20,027
Emerging Markets Equity Fund	69

The Funds may purchase securities from or sell to other funds that have a common adviser. These interfund transactions are primarily used for transactional cost purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2018 (Unaudited)

A Summary of the FoF’s total long-term and short-term purchases and sales of the shares of the underlying Funds during the period ended June 30, 2018 as follows:

Balanced Fund	Total Value at 12/31/17	Purchases	Sales Proceeds	Realized Gain Loss	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 06/30/18	Number of Shares	Dividend Income
Affiliated Equity Funds — 59.3%
Penn Series Index 500 Fund*	$50,441,167	$1,706,400	$1,698,502	$438,423	$(2,228,570)	$48,658,919	2,172,273	$—
Affiliated Fixed Income Funds — 40.6%
Penn Series Quality Bond Fund*	33,650,367	744,594	3,757,758	2,723,096	(90,789)	33,269,509	2,292,868	—

	$84,091,534	$2,450,994	$5,456,260	$3,161,519	$(2,319,359)	$81,928,428		$—

Aggressive Allocation Fund	Total Value at 12/31/17	Purchases	Sales Proceeds	Realized Gain Loss	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 06/30/18	Number of Shares	Dividend Income
Affiliated Equity Funds — 57.8%
Penn Series Flexibly Managed Fund*	$2,239,159	$65,832	$172,224	$83,645	$(29,008)	$2,187,404	40,795	$—
Penn Series Index 500 Fund*	2,985,546	87,776	268,005	191,414	(121,236)	2,875,495	128,370	—
Penn Series Large Cap Growth Fund*	2,239,159	65,832	281,316	115,946	6,580	2,146,201	114,403	—
Penn Series Large Cap Value Fund*	4,478,319	157,691	267,269	141,024	(179,702)	4,330,063	153,603	—
Penn Series Large Core Value Fund*	7,463,864	339,715	519,914	269,017	(270,452)	7,282,230	390,468	—
Penn Series Large Growth Stock Fund*	746,386	21,944	126,317	44,812	27,509	714,334	16,078	—
Penn Series Mid Cap Growth Fund*	1,492,773	43,888	299,246	152,841	18,904	1,409,160	66,627	—
Penn Series Mid Cap Value Fund*	3,731,932	121,532	282,212	142,394	(81,583)	3,632,063	133,975	—
Penn Series Mid Core Value Fund*	3,731,932	158,381	248,314	97,633	(132,945)	3,606,687	151,224	—
Penn Series Real Estate Securities Fund*	2,239,159	245,342	251,458	121,929	(83,436)	2,271,536	104,295	—
Penn Series Small Cap Growth Fund*	2,239,159	65,832	394,748	152,501	91,540	2,154,284	49,960	—
Penn Series Small Cap Index Fund*	746,387	21,944	104,551	75,450	(21,238)	717,992	29,258	—
Penn Series Small Cap Value Fund*	2,239,159	87,914	206,436	135,116	(98,026)	2,157,727	57,189	—
Penn Series SMID Cap Growth Fund*	1,492,773	43,888	215,216	93,591	11,494	1,426,530	50,515	—
Penn Series SMID Cap Value Fund*	3,731,932	1,720,348	540,289	338,704	(201,164)	5,049,531	176,804	—
Affiliated Fixed Income Funds — 9.1%
Penn Series High Yield Bond Fund*	1,492,773	75,934	93,391	7,723	(20,355)	1,462,684	111,912	—
Penn Series Limited Maturity Bond Fund*	2,985,546	2,337,596	183,669	2,968	8,644	5,151,085	424,657	—
Penn Series Quality Bond Fund	2,240,685	129,536	2,338,027	29,120	(61,314)	—		—
Affiliated International Equity Funds — 32.7%
Penn Series Developed International Index Fund*	7,463,864	385,594	445,449	177,067	(395,274)	7,185,802	520,333	—
Penn Series Emerging Markets Equity Fund*	8,210,251	1,126,382	736,976	163,890	(946,124)	7,817,423	627,905	—
Penn Series International Equity Fund*	10,449,410	344,320	1,932,281	866,307	(1,021,868)	8,705,887	292,438	—

	$74,640,168	$7,647,221	$9,907,308	$3,403,092	$(3,499,054)	$72,284,118		$—

* Non-income producing security.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2018 (Unaudited)

Moderately Aggressive Allocation Fund	Total Value at 12/31/17	Purchases	Sales Proceeds	Realized Gain Loss	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 06/30/18	Number of Shares	Dividend Income
Affiliated Equity Funds — 56.6%
Penn Series Flexibly Managed Fund*	$15,942,362	$166,638	$1,460,351	$742,650	$(351,573)	$15,039,727	280,487	$—
Penn Series Index 500 Fund*	10,628,242	111,092	1,115,819	801,331	(539,697)	9,885,150	441,301	—
Penn Series Large Cap Growth Fund*	7,971,181	83,319	1,113,893	513,011	(75,644)	7,377,974	393,282	—
Penn Series Large Cap Value Fund*	15,942,362	258,534	1,210,202	722,463	(827,459)	14,885,698	528,049	—
Penn Series Large Core Value Fund*	26,570,604	618,254	2,176,919	1,375,927	(1,353,110)	25,034,756	1,342,346	—
Penn Series Large Growth Stock Fund*	2,657,060	27,773	486,209	168,324	88,712	2,455,660	55,270	—
Penn Series Mid Cap Growth Fund*	5,314,121	55,546	1,127,573	681,933	(79,851)	4,844,176	229,039	—
Penn Series Mid Cap Value Fund*	10,628,242	174,946	997,953	508,692	(324,905)	9,989,022	368,463	—
Penn Series Mid Core Value Fund*	10,628,242	215,581	839,469	524,132	(609,334)	9,919,152	415,897	—
Penn Series Real Estate Securities Fund*	7,971,181	699,741	978,102	618,449	(501,777)	7,809,492	358,563	—
Penn Series Small Cap Growth Fund*	5,314,121	55,546	1,001,702	607,457	(38,192)	4,937,230	114,500	—
Penn Series Small Cap Index Fund*	5,314,121	55,546	811,938	574,139	(195,340)	4,936,528	201,163	—
Penn Series Small Cap Value Fund*	7,971,181	140,636	827,258	562,253	(429,097)	7,417,715	196,600	—
Penn Series SMID Cap Growth Fund*	2,657,060	27,773	418,911	95,675	90,387	2,451,984	86,827	—
Penn Series SMID Cap Value Fund*	10,628,242	5,491,979	1,662,131	1,069,347	(648,258)	14,879,179	520,980	—
Affiliated Fixed Income Funds — 18.2%
Penn Series High Yield Bond Fund*	5,314,121	157,919	400,733	85,808	(128,649)	5,028,466	384,733	—
Penn Series Limited Maturity Bond Fund*	21,256,483	8,131,742	1,632,568	150,163	(77,938)	27,827,882	2,294,137	—
Penn Series Quality Bond Fund*	21,270,973	779,539	9,106,774	1,001,959	(1,272,112)	12,673,585	873,438	—
Affiliated International Equity Funds — 24.7%
Penn Series Developed International Index Fund*	18,599,423	593,545	1,402,564	570,375	(1,068,700)	17,292,078	1,252,142	—
Penn Series Emerging Markets Equity Fund*	21,256,483	2,499,038	2,306,213	525,976	(2,430,494)	19,544,790	1,569,863	—
Penn Series International Equity Fund*	31,884,725	534,151	7,060,889	3,341,445	(3,758,606)	24,940,826	837,784	—

	$265,720,530	$20,878,838	$38,138,171	$15,241,509	$(14,531,637)	$249,171,070		$—

* Non-income producing security.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2018 (Unaudited)

Moderate Allocation Fund	Total Value at 12/31/17	Purchases	Sales Proceeds	Realized Gain Loss	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 06/30/18	Number of Shares	Dividend Income
Affiliated Equity Funds — 44.7%
Penn Series Flexibly Managed Fund*	$20,546,801	$263,077	$1,783,325	$1,000,127	$(499,014)	$19,527,666	364,186	$—
Penn Series Index 500 Fund*	10,273,401	131,538	1,027,429	685,431	(436,843)	9,626,098	429,737	—
Penn Series Large Cap Growth Fund*	6,848,934	87,692	923,493	424,500	(51,272)	6,386,361	340,424	—
Penn Series Large Cap Value Fund*	10,273,400	201,243	737,959	401,916	(474,788)	9,663,812	342,810	—
Penn Series Large Core Value Fund*	23,971,268	495,951	1,726,371	579,668	(566,598)	22,753,918	1,220,049	—
Penn Series Large Growth Stock Fund*	3,424,467	43,846	609,782	431,785	(102,086)	3,188,230	71,759	—
Penn Series Mid Cap Growth Fund*	6,848,934	87,692	1,420,581	888,800	(115,491)	6,289,354	297,369	—
Penn Series Mid Cap Value Fund*	10,273,400	203,553	923,568	469,810	(296,184)	9,727,011	358,798	—
Penn Series Mid Core Value Fund*	17,122,334	302,900	1,182,056	736,538	(880,814)	16,098,902	675,006	—
Penn Series Real Estate Securities Fund*	6,848,934	582,010	775,044	534,383	(430,334)	6,759,949	310,374	—
Penn Series Small Cap Growth Fund*	3,424,467	43,846	628,453	380,952	(15,777)	3,205,035	74,328	—
Penn Series Small Cap Index Fund*	6,848,934	87,692	1,013,437	665,816	(179,801)	6,409,204	261,174	—
Penn Series Small Cap Value Fund*	10,273,400	154,388	964,645	639,929	(472,245)	9,630,827	255,256	—
Penn Series SMID Cap Growth Fund*	3,424,467	43,846	522,828	118,838	119,110	3,183,433	112,728	—
Penn Series SMID Cap Value Fund*	6,848,934	6,937,731	1,283,600	808,195	(432,100)	12,879,160	450,951	—
Affiliated Fixed Income Funds — 38.5%
Penn Series High Yield Bond Fund*	10,273,401	285,935	682,389	291,671	(375,018)	9,793,600	749,319	—
Penn Series Limited Maturity Bond Fund*	41,093,602	10,826,840	2,785,600	239,388	(102,530)	49,271,700	4,061,970	—
Penn Series Quality Bond Fund*	78,816,427	2,629,744	14,679,933	2,681,012	(3,623,855)	65,823,395	4,536,416	—
Affiliated International Equity Funds — 16.8%
Penn Series Developed International Index Fund*	17,122,334	517,908	1,137,316	449,104	(914,521)	16,037,509	1,161,297	—
Penn Series Emerging Markets Equity Fund*	17,122,334	2,074,076	1,787,256	485,234	(2,034,055)	15,860,334	1,273,922	—
Penn Series International Equity Fund*	30,820,202	550,860	8,319,001	3,943,020	(4,326,775)	22,668,307	761,448	—

	$342,500,375	$26,552,368	$44,914,066	$16,856,117	$(16,210,991)	$324,783,805		$—

* Non-income producing security.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2018 (Unaudited)

Moderately Conservative Allocation Fund	Total Value at 12/31/17	Purchases	Sales Proceeds	Realized Gain Loss	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 06/30/18	Number of Shares	Dividend Income
Affiliated Equity Funds — 32.6%
Penn Series Flexibly Managed Fund*	$7,805,532	$241,809	$701,826	$413,132	$(219,540)	$7,539,107	140,603	$—
Penn Series Index 500 Fund*	1,951,383	60,452	201,696	149,451	(101,300)	1,858,290	82,959	—
Penn Series Large Cap Growth Fund*	1,951,383	60,452	270,444	124,693	(16,735)	1,849,349	98,579	—
Penn Series Large Cap Value Fund*	2,927,074	107,440	215,073	120,779	(141,929)	2,798,291	99,265	—
Penn Series Large Core Value Fund*	6,829,840	216,485	462,749	120,736	(115,799)	6,588,513	353,271	—
Penn Series Mid Cap Value Fund*	1,951,383	71,927	179,555	91,645	(57,666)	1,877,734	69,264	—
Penn Series Mid Core Value Fund*	1,951,383	60,452	131,130	39,728	(55,811)	1,864,622	78,181	—
Penn Series Real Estate Securities Fund*	1,951,383	186,227	213,761	109,474	(76,100)	1,957,223	89,863	—
Penn Series Small Cap Index Fund*	975,691	30,226	149,003	113,108	(42,046)	927,976	37,815	—
Penn Series Small Cap Value Fund*	1,951,383	60,452	186,580	59,349	(25,417)	1,859,187	49,276	—
Penn Series SMID Cap Value Fund*	975,691	1,015,770	182,114	123,623	(68,294)	1,864,676	65,290	—
Affiliated Fixed Income Funds — 57.1%
Penn Series High Yield Bond Fund*	2,927,074	111,302	178,577	64,024	(88,122)	2,835,701	2,835,701	—
Penn Series Limited Maturity Bond Fund*	21,465,211	3,561,203	1,320,661	134,609	(63,363)	23,776,999	23,776,999	—
Penn Series Quality Bond Fund*	31,243,409	1,397,146	4,636,293	1,105,309	(1,474,816)	27,634,755	27,634,755	—
Affiliated International Equity Funds — 9.8%
Penn Series Developed International Index Fund*	2,927,074	133,089	192,711	81,705	(162,789)	2,786,368	2,786,368	—
Penn Series Emerging Markets Equity Fund*	1,951,383	273,419	207,510	65,468	(245,594)	1,837,166	1,837,166	—
Penn Series International Equity Fund*	5,854,149	208,248	1,296,383	640,033	(717,488)	4,688,558	4,688,558	—

	$97,590,426	$7,796,099	$10,726,066	$3,556,866	$(3,672,809)	$94,544,515		$—

* Non-income producing security.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2018 (Unaudited)

Conservative Allocation Fund	Total Value at 12/31/17	Purchases	Sales Proceeds	Realized Gain Loss	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 06/30/18	Number of Shares	Dividend Income
Affiliated Equity Funds — 19.6%
Penn Series Flexibly Managed Fund*	$4,632,308	$380,156	$586,052	$322,498	$(207,652)	$4,541,258	84,693	$—
Penn Series Index 500 Fund*	579,038	47,520	80,770	60,515	(46,636)	559,667	24,985	—
Penn Series Large Cap Value Fund*	579,039	51,112	63,310	15,814	(20,807)	561,848	19,931	—
Penn Series Large Core Value Fund*	2,895,192	237,598	298,348	75,917	(75,631)	2,834,728	151,996	—
Penn Series Mid Cap Value Fund*	579,038	51,108	74,482	770	9,105	565,539	20,861	—
Penn Series Mid Core Value Fund*	1,158,077	95,039	119,516	35,476	(45,909)	1,123,167	47,093	—
Penn Series Real Estate Securities Fund*	579,038	82,139	82,874	(228)	11,430	589,505	27,066	—
Penn Series SMID Cap Value Fund*	—	608,212	65,072	1,418	17,046	561,604	19,664	—
Affiliated Fixed Income Funds — 76.2%
Penn Series High Yield Bond Fund*	1,737,116	147,255	161,510	60,893	(75,623)	1,708,131	130,691	—
Penn Series Limited Maturity Bond Fund*	18,529,230	3,266,725	1,807,857	148,929	(85,480)	20,051,547	1,653,054	—
Penn Series Quality Bond Fund*	24,336,192	2,236,897	3,905,283	905,962	(1,187,287)	22,386,481	1,542,831	—
Affiliated International Equity Funds — 9.8%
Penn Series Developed International Index Fund*	1,158,077	112,450	117,392	23,527	(57,780)	1,118,882	81,020	—
Penn Series International Equity Fund*	1,158,077	83,759	667,030	152,499	(162,479)	564,825	18,973	—

	$57,920,422	$7,399,970	$8,029,496	$1,803,990	$(1,927,703)	$57,167,182		$—

* Non-income producing security.

5 — PURCHASES AND SALES OF SECURITIES

During the six months ended June 30, 2018, the Funds made the following purchases and sales of portfolio securities, other than short-term securities:

	U.S Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Limited Maturity Bond Fund	$41,277,794	$27,074,947	$98,490,582	$65,565,541
Quality Bond Fund	51,804,062	87,543,615	101,716,769	105,390,444
High Yield Bond Fund	—	—	101,022,210	104,305,128
Flexibly Managed Fund	234,086,451	14,428,396	1,433,980,455	1,358,208,060
Balanced Fund	—	—	2,450,994	5,456,260
Large Growth Stock Fund	—	—	78,117,092	87,053,298
Large Cap Growth Fund	—	—	7,623,922	11,308,943
Large Core Growth Fund	—	—	44,972,321	51,264,852
Large Cap Value Fund	—	—	9,511,425	21,499,569
Large Core Value Fund	—	—	80,652,159	92,190,999
Index 500 Fund	—	—	4,808,477	21,896,711
Mid Cap Growth Fund	—	—	23,843,244	31,251,633
Mid Cap Value Fund	—	—	27,329,759	32,554,741

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2018 (Unaudited)

	U.S Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Mid Core Value Fund	—	—	$26,608,013	$30,586,728
SMID Cap Growth Fund	—	—	26,626,049	27,588,911
SMID Cap Value Fund	—	—	30,832,155	22,060,148
Small Cap Growth Fund	—	—	10,566,450	13,883,111
Small Cap Value Fund	—	—	73,757,820	92,376,689
Small Cap Index Fund	—	—	10,179,868	11,389,051
Developed International Index Fund	—	—	1,802,965	2,646,418
International Equity Fund	—	—	74,529,881	95,731,837
Emerging Markets Fund	—	—	33,844,802	45,392,848
Real Estate Securities Fund	—	—	37,247,667	42,313,027
Aggressive Allocation Fund	—	—	7,647,221	9,907,308
Moderately Aggressive Allocation Fund	—	—	20,878,838	38,138,171
Moderate Allocation Fund	—	—	26,552,368	44,914,066
Moderately Conservative Allocation Fund	—	—	7,796,099	10,726,066
Conservative Allocation Fund	—	—	7,399,970	8,029,496

6 — FEDERAL INCOME TAXES

Each Fund has qualified and intends to continue to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code for federal income tax purposes. As such, each Fund is required to distribute all investment company taxable income and net capital gains, if any, to its shareholders in order to avoid the imposition of entity-level federal, state, and local income taxes as well as an entity-level excise tax. Except for the Money Market Fund, to the extent any Fund had undistributed investment company taxable income and net capital gains at December 31, 2017, such undistributed investment company taxable income and net capital gains were deemed distributed as consent dividends in place of regular distributions. Accordingly, no provision has been made for federal, state, or local income and excise taxes.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law. The Act amended several tax rules impacting the Funds. Some highlights of the enacted provisions are as follows:

The Act allows for capital losses occurring in the taxable years beginning after December 22, 2010 (“post-enactment losses”) to be carried forward indefinitely. However, the Act requires any future gains to be first offset by post-enactment losses before using capital losses incurred in the taxable years beginning prior to the effective date of the Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment loss carryforwards have an increased likelihood to expire unused. Furthermore, post-enactment losses will retain their character as either long-term capital losses or short-term capital losses rather than being considered all short-term capital losses as under previous law.

The Act provides that a RIC may elect for any taxable year to treat any portion of any qualified late-year loss for such taxable year as arising on the first day of the following taxable year. The term “qualified late-year loss” means any post-October capital loss and any late-year ordinary loss.

The Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests.

Reclassification of Capital Accounts:

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain or net investment income, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2017, primarily attributable to consent dividends, reclass of capital gains tax income recognized from pass-through entities, the

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2018 (Unaudited)

disallowance of net operating losses, the tax treatment of Passive Foreign Investment Companies, the redesignation of dividend distributions, the reclassification of net foreign currency exchange gains or losses and the reclassification of paydown losses were reclassed between the following accounts:

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains	Increase (Decrease) Paid-in Capital
Money Market Fund	$68	$(416)	$348
Limited Maturity Bond Fund	(4,145,693)	(88,084)	4,233,777
Quality Bond Fund	(12,605,875)	(2,211,160)	14,817,035
High Yield Bond Fund	(9,230,443)	974,614	8,255,829
Flexibly Managed Fund	(39,893,417)	(273,150,493)	313,043,910
Balanced Fund	151,658	(6,161,093)	6,009,435
Large Growth Stock Fund	69,641	(52,184,196)	52,114,555
Large Cap Growth Fund	(206,740)	(3,322,462)	3,529,202
Large Core Growth Fund	202,309	(17,317,052)	17,114,743
Large Cap Value Fund	(3,188,193)	(11,632,847)	14,821,040
Large Core Value Fund	(2,856,290)	(20,276,537)	23,132,827
Index 500 fund	(7,549,335)	(16,898,241)	24,447,576
Mid Cap Growth Fund	195,750	(3,082,814)	2,887,064
Mid Cap Value Fund	(1,499,374)	(11,568,361)	13,067,735
Mid Core Value Fund	(1,415,080)	(9,718,319)	11,133,399
SMID Cap Growth Fund	284,263	(5,303,310)	5,019,047
SMID Cap Value Fund	(91,694)	(9,511,963)	9,603,657
Small Cap Growth Fund	525,188	(9,382,272)	8,857,084
Small Cap Value Fund	(1,295,635)	(26,344,875)	27,640,510
Small Cap Index Fund	(474,804)	(5,612,462)	6,087,266
Developed International Index Fund	(2,382,501)	(92,410)	2,474,911
International Equity Fund	(401,293)	(42,875,793)	43,277,086
Emerging Markets Equity Fund	(383,725)	710,893	(327,168)
Real Estate Securities Fund	(2,595,313)	(5,422,128)	8,017,441
Aggressive Allocation Fund	210,274	(5,365,580)	5,155,306
Moderately Aggressive Allocation Fund	747,473	(19,005,808)	18,258,335
Moderate Allocation Fund	987,210	(30,932,838)	29,945,628
Moderately Conservative Allocation Fund	294,171	(8,623,767)	8,329,596
Conservative Allocation Fund	179,026	(3,390,583)	3,211,557

These reclassifications had no effect on net assets or net asset value per share.

Tax character of distributions:

The tax character of dividends and distributions declared and paid or deemed distributed during the years ended December 31, 2017 and 2016 were as follows:

	Ordinary Income and Short-Term Capital Gains		Long-Term Capital Gains		Total
	2017	2016	2017	2016	2017	2016
Money Market Fund	$10,464	$12,238	$67	$—	$10,531	$12,238
Limited Maturity Bond Fund	4,233,777	3,295,777	—	—	4,233,777	3,295,777
Quality Bond Fund	13,597,499	16,826,963	1,219,536	697,174	14,817,035	17,524,137
High Yield Bond Fund	8,255,829	10,993,015	—	—	8,255,829	10,993,015
Flexibly Managed Fund	104,915,023	51,078,542	208,128,887	217,226,096	313,043,910	268,304,638

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2018 (Unaudited)

	Ordinary Income and Short-Term Capital Gains		Long-Term Capital Gains		Total
	2017	2016	2017	2016	2017	2016
Balanced Fund	$1,606,660	$1,701,449	$7,967,890	$5,901,760	$9,574,550	$7,603,209
Large Growth Stock Fund	1,075,448	—	51,039,107	30,775,570	52,114,555	30,775,570
Large Cap Growth Fund	445,139	327,867	3,084,063	1,588,681	3,529,202	1,916,548
Large Core Growth Fund	6,153,058	141,437	10,961,685	16,228,909	17,114,743	16,370,346
Large Cap Value Fund	4,123,354	3,190,028	10,697,686	1,659,591	14,821,040	4,849,619
Large Core Value Fund	7,880,939	2,800,969	15,251,888	5,474,933	23,132,827	8,275,902
Index 500 Fund	7,860,846	7,541,297	16,586,730	16,604,259	24,447,576	24,145,556
Mid Cap Growth Fund	443,281	26,915	2,443,718	1,083,590	2,886,999	1,110,505
Mid Cap Value Fund	1,397,474	1,632,432	11,670,301	—	13,067,775	1,632,432
Mid Core Value Fund	2,651,933	1,981,801	8,481,515	3,221,749	11,133,448	5,203,550
SMID Cap Growth Fund	3,697,969	—	1,321,078	7,023,771	5,019,047	7,023,771
SMID Cap Value Fund	357,939	70,637	9,245,718	4,328,537	9,603,657	4,399,174
Small Cap Growth Fund	610,391	—	8,246,693	2,299,699	8,857,084	2,299,699
Small Cap Value Fund	7,020,337	1,962,873	20,620,173	15,784,977	27,640,510	17,747,850
Small Cap Index Fund	1,050,349	474,084	5,036,917	3,588,786	6,087,266	4,062,870
Developed International Index Fund	2,474,911	2,295,934	—	—	2,474,911	2,295,934
International Equity Fund	1,766,962	3,074,419	41,510,124	12,377,676	43,277,086	15,452,095
Emerging Markets Equity Fund	406,498	486,464	—	—	406,498	486,464
Real Estate Securities Fund	4,326,082	3,061,289	3,691,359	9,209,859	8,017,441	12,271,148
Aggressive Allocation Fund	1,092,797	630,756	9,233,911	10,100,778	10,326,708	10,731,534
Moderately Aggressive Allocation Fund	4,199,292	2,765,962	31,884,835	34,221,645	36,084,127	36,987,607
Moderate Allocation Fund	6,271,347	5,448,175	43,919,512	37,876,701	50,190,859	43,324,876
Moderately Conservative Allocation Fund	1,986,943	1,861,547	11,224,977	10,724,743	13,211,920	12,586,290
Conservative Allocation Fund	1,292,069	1,200,562	4,205,025	6,514,472	5,497,094	7,715,034

Short-term gain distributions to shareholders are treated as ordinary income for tax purposes.

Capital loss carryforwards:

At December 31, 2017, the following Funds had capital loss carryforwards (post-enactment losses) available to offset future realized capital gains:

	Short-Term Capital Loss	Long-Term Capital Loss
Money Market Fund	$10	$—
Limited Maturity Bond Fund	—	542,797
High Yield Bond Fund	3,564,927	4,011,900
Developed International Index Fund	91,181	199,956

During the year ended December 31, 2017, the following Fund utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes in the following approximate amounts:

High Yield Bond Fund	$3,789,044
Mid Cap Value Fund	9,122,710
Developed International Index Fund	1,687,627
Emerging Markets Equity Fund	10,243,702

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2018 (Unaudited)

Qualified Late-Year Losses:

The following Funds elected to treat the qualified late-year losses as having occurred on January 1, 2018:

	Late-Year Ordinary Losses	Late-Year Capital Losses
Limited Maturity Fund	$—	$203,911
High Yield Bond Fund	58,264	—
Flexibly Managed Fund	10,045	—
Mid Cap Value Fund	—	764,800
Mid Core Value Fund	38,042	—
Real Estate Securities Fund	—	622,371
Developed International Index Fund	—	70,236

Tax cost of securities:

At June 30, 2018, the total cost of securities and net realized gains or losses on securities sold for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund at June 30, 2018 were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Money Market Fund	$84,767,278	$—	$—	$—
Limited Maturity Bond Fund	249,759,100	550,966	(2,852,727)	(2,301,761)
Quality Bond Fund	458,775,172	2,511,311	(9,100,890)	(6,589,579)
High Yield Bond Fund	167,549,015	1,225,717	(2,188,971)	(963,254)
Flexibly Managed Fund	3,454,134,157	497,700,464	(52,387,341)	445,313,123
Balanced Fund	50,817,685	33,778,394	(2,447,983)	31,330,411
Large Growth Stock Fund	227,894,124	104,231,415	(5,348,227)	98,883,188
Large Cap Growth Fund	44,510,167	15,249,064	(1,186,636)	14,062,428
Large Core Growth Fund	106,172,256	28,362,951	(1,523,839)	26,839,112
Large Cap Value Fund	144,478,439	48,602,137	(7,151,678)	41,450,459
Large Core Value Fund	193,145,808	18,577,482	(3,358,110)	15,219,372
Index 500 Fund	235,369,937	259,085,872	(15,249,547)	243,836,325
Mid Cap Growth Fund	95,469,272	36,681,556	(4,712,741)	31,968,815
Mid Cap Value Fund	141,616,373	38,270,159	(5,109,339)	33,160,820
Mid Core Value Fund	87,654,714	10,226,851	(4,301,796)	5,925,055
SMID Cap Growth Fund	57,658,305	11,552,033	(1,594,499)	9,957,534
SMID Cap Value Fund	83,678,632	15,638,679	(1,872,731)	13,765,948
Small Cap Growth Fund	73,889,579	37,663,956	(2,847,805)	34,816,151
Small Cap Value Fund	212,920,383	48,040,795	(4,994,030)	43,046,765
Small Cap Index Fund	60,935,310	29,657,167	(5,174,701)	24,482,466
Developed International Index Fund	86,193,718	31,606,014	(6,524,518)	25,081,496
International Equity Fund	283,318,222	65,867,156	(8,563,320)	57,303,836
Emerging Markets Equity Fund	141,562,633	30,843,069	(9,635,061)	21,208,008
Real Estate Securities Fund	118,050,219	14,926,317	(1,547,064)	13,379,253
Aggressive Allocation Fund	56,651,421	16,205,736	(226,396)	15,979,340
Moderately Aggressive Allocation Fund	187,529,910	63,878,060	(716,496)	63,161,564
Moderate Allocation Fund	249,999,355	75,607,290	(822,840)	74,784,450
Moderately Conservative Allocation Fund	79,456,421	15,973,652	(213,797)	15,759,855
Conservative Allocation Fund	52,844,729	5,197,558	(75,172)	5,122,386
The differences between book basis and tax basis appreciation are primarily due to wash sales, Passive Foreign Investment Companies, Partnership Investments, Trust Preferred Securities, real estate investment trust adjustments, and the treatment of certain corporate actions.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2018 (Unaudited)

It is each Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

7 — DERIVATIVE FINANCIAL INSTRUMENTS

The Funds may trade derivative financial instruments in the normal course of investing activities to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include purchase options, written options, forward foreign currency exchange contracts and futures contracts.

The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts — A futures contract is a standardized contract between two parties to buy or sell a specified asset at a specified future date at a price agreed today (the future price). The party agreeing to buy the underlying asset in the future assumes a long position. The price is determined by the instantaneous equilibrium between the forces of supply and demand among competing buy and sell orders on the exchange at the time of the purchase or sale of the contract.

To the extent permitted by the investment objective, restrictions and policies set forth in the Funds’ Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. The Index 500, Developed International Index and Small Cap Index Funds employ futures to maintain market exposure and otherwise assist in attempting to replicate the performance of their respective indices. These derivatives offer unique characteristics and risks that assist the Funds in meeting their investment objectives. The Funds typically use derivatives in two ways: cash equitization and return enhancement. Cash equitization is a technique that may be used by the Funds through the use of futures contracts to earn “market-like” returns with the Funds’ excess and liquidity reserve cash balances and receivables. Return enhancement can be accomplished through the use of derivatives in the Funds. By purchasing these instruments, the Funds may more effectively achieve the desired fund characteristics that assist in meeting the Funds’ investment objectives.

Futures contracts involve a number of risks, such as possible default by the counterparty to the transaction, credit risk with respect to initial and variation margins held in a brokerage account, market movement and the potential of greater loss than if these techniques had not been used by a Fund. These investments can also increase the Fund’s share price and expose the Fund to significant additional costs.

The Limited Maturity Bond, Quality Bond, Index 500, Small Cap Index and Developed International Index Funds have entered into futures contracts during the six months ended June 30, 2018. Open futures contracts held by the Limited Maturity Bond, Quality Bond, Index 500, Developed Small Cap Index and International Index Funds at June 30, 2018 are listed after the Fund’s Schedule of Investments.

Options — An option establishes a contract between two parties concerning the buying or selling of an asset at a reference price. The buyer of the option gains the right, but not the obligation, to engage in some specific transaction on the asset, while the seller incurs the obligation to fulfill the transaction if so requested by the buyer. The price of an option derives from the difference between the reference price and the value of the underlying asset plus a premium based on the time remaining until the expiration of the option. The Funds may buy and sell options, or write options.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operation.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2018 (Unaudited)

The Flexibly Managed and Mid Cap Growth Funds received premiums for options written. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk that there may be an illiquid market where the Funds are unable to close the contract.

The total market value of written options held in the Flexibly Managed Fund and Mid Cap Growth Fund as of June 30, 2018 can be found on the Schedule of Investments.

Forward Foreign Currency Contracts — A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

The Mid Core Value Fund entered into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. The Fund hedged currencies in times of base currency weakness in order to reduce the volatility of returns for the local securities which the Fund owns.

Foreign forward currency contracts involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the portfolio manager’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position. These investments can also increase the volatility of the Fund’s share price and expose the Fund to significant additional costs. The forward foreign currency contracts outstanding are listed after the Fund’s Schedule of Investments.

The following is a summary of the location of derivatives on the Funds’ Statements of Assets and Liabilities as of June 30, 2018:

Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Equity contracts	Investments at value Net unrealized appreciation in value of investments, futures contracts and foreign currency related items*	Call options written, at value Net unrealized appreciation in value of investments, futures contracts and foreign currency related items*
Interest rate contracts	Net unrealized appreciation in value of investments, futures contracts and foreign currency related items*	Net unrealized appreciation in value of investments, futures contracts and foreign currency contracts*
Foreign currency contracts	Net unrealized appreciation of forward foreign currency contracts	Net unrealized depreciation of forward foreign currency contracts

* Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2018 (Unaudited)

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The following is a summary of the gross amount of each Fund’s derivative instrument holdings categorized by primary risk exposure as of June 30, 2018:

	ASSET DERIVATIVE VALUE			LIABILITY DERIVATIVE VALUE
	Equity contracts	Foreign currency contracts	Interest rate contracts	Equity contracts	Foreign currency contracts	Interest rate contracts
Limited Maturity Bond Fund	—	—	$114,220	—	—	$(56,250)
Quality Bond Fund	—	—	856,563	—	—	—
Flexibly Managed Fund	—	—	—	$(19,102,394)	—	—
Index 500 Fund	—	—	—	(97,921)	—	—
Mid Cap Growth Fund	$570	—	—	(522)	—	—
Mid Core Value Fund	—	$11,867	—	—	$(9,416)	—
Small Cap Index Fund	—	—	—	(29,206)	—	—
Developed International Index Fund	—	—	—	(52,808)	—	—
Emerging Markets Equity Fund	—	—	—	—	(27,769)	—

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may participate in International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement” or “ISDA”) with derivative contract counterparties or enter into similar agreements covering foreign exchange contracts (“Fx Letters”). An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter (“OTC”) traded derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Also, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. An Fx Letter is also a bilateral agreement between a Fund and a counterparty and is limited to cover only foreign exchange contracts. Fx Letters typically contain netting provisions covering events of default and do not require collateral to be posted. ISDAs and Fx Letters containing netting provisions may be referred to as Master Netting Agreements (“MNA”).

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker for OTC traded derivatives or by the clearing house for exchange traded derivatives. Brokers can ask for margining in excess of the minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts and options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2018 (Unaudited)

The following table presents derivative assets and liabilities net of amounts available for offset under a MNA and, as applicable, the related collateral and potential loss exposure to each Fund as of June 30, 2018:

		Gross Amounts Presented on Statements of Assets and Liabilities
Fund and Counterparty	Form of Master Netting Agreement	Value of Assets	Value of Liabilities	Net Amount Due (to)/from Counterparty	Collateral Pledged (Received by fund	Loss Exposure, After Collateral (note less than $0)
Flexibly Managed Fund
Citigroup	ISDA	$—	$(12,915)	$(12,915)	$—	$(12,915)

Total		—	(12,915)	(12,915)	—	(12,915)
Mid Core Value Fund
Credit Suisse	Fx Letter	437	—	437	—	437
Goldman Sachs	Fx Letter	4,068	—	4,068	—	4,068
Morgan Stanley	Fx Letter	7,362	(9,416)	(2,054)	—	2,054

Total		11,867	(9,416)	2,451	—	2,451
Emerging Markets Equity Fund
UBS Securities	Fx Letter	—	(27,769)	(27,769)	—	(27,769)

Total		—	(27,769)	(27,769)	—	(27,769)

The following is a summary of the location of derivatives on the Funds’ Statements of Operations as of June 30, 2018:

Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income
Equity contracts	Net realized gain (loss) on futures contracts
Net realized gain (loss) on options
Change in net unrealized appreciation (depreciation) of futures contracts
Change in net unrealized appreciation (depreciation) of written options
Interest rate contracts	Net realized gain (loss) on futures contracts
Change in net unrealized appreciation (depreciation) of futures contracts

Foreign currency contracts	Net realized foreign currency exchange gain (loss)
Change in net unrealized appreciation (depreciation) of investments and foreign currency related items

Portfolio	Realized Gain (Loss) on Derivatives Recognized in Income
	Equity contracts	Foreign currency contracts	Interest rate contracts
Limited Maturity Bond Fund	$—	$—	$(492,526)
Quality Bond Fund	—	—	(626,580)
High Yield Fund	—	(132,909)	—
Flexibly Managed Fund	912,060	8,964	—
Index 500 Fund	157,548	—	—
Mid Cap Growth Fund	32,441	—	—
Mid Core Value Fund	—	23,755	—
Small Cap Index Fund	174,240	—	—
Developed International Index Fund	36,885	(28,045)	—
International Equity Fund	—	(260,256)	—
Emerging Markets Equity Fund	—	(107,764)	—

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2018 (Unaudited)

Portfolio	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Equity contracts	Foreign currency contracts	Interest rate contracts
Limited Maturity Bond Fund	$—	$—	$180,751
Quality Bond Fund	—	—	674,064
High Yield Fund	—	39,933	—
Flexibly Managed Fund	24,563,342	—	—
Index 500 Fund	(135,039)	—	—
Mid Cap Growth Fund	16,099	—	—
Mid Core Value Fund	—	53,643	—
Small Cap Index Fund	(29,207)	—	—
Developed International Index Fund	(86,971)	—	—
Emerging Markets Equity Fund	—	(27,769)	—

The table below summarizes the average balance of derivative holdings by Fund during the six months ended June 30, 2018. The average balance of derivatives held is indicative of the trading volume of each Fund.

	Average Derivative Volume
Portfolio	Forward Foreign currency contracts (Average Cost)	Future contracts (Average Notional Value) Long	Future contracts (Average Notional Value) Short	Purchased Options (Average Notional Cost)	Written Options (Premiums Received)
Limited Maturity Bond Fund	$—	$69,050,857	$4,214,316	$—	$—
Quality Bond Fund	—	44,500,953	29,313,921	—	2,891
High Yield Fund	3,058,810	—	—	—	—
Flexibly Managed Fund	—	—	—	480,880	12,730,348
Index 500 Fund	—	4,038,799	—	—	—
Mid Cap Growth Fund	—	—	—	56,642	21,037
Mid Core Value Fund	3,035,401	—	—	—	—
Small Cap Index Fund	—	1,037,287	—	—	—
Developed International Index Fund	—	1,860,437	—	—	—
Emerging Markets Equity Fund	8,001,231	—	—	—	—

8 — CREDIT AND MARKET RISK

The Funds may invest a portion of their assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds’ ability to dispose of them in a timely manner and at a fair price when it is necessary or preferable to do so.

The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer’s continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

The Flexibly Managed, Large Growth Stock, Large Cap Growth, Mid Cap Growth, Mid Core Value, Small Cap Growth, Developed International Index, International Equity and the Emerging Markets Equity Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2018 (Unaudited)

9 — CONTRACTUAL OBLIGATIONS

In the general course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. However, based on experience, management of the Funds expects the risk of loss to be remote.

10 — NEW REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended in Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

11 — SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that no additional subsequent events require recognition or disclosure in the financial statements.

Disclosure of Portfolio Holdings

The SEC has adopted a requirement that all Funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. For the Penn Series Funds, Inc., this would be for the fiscal quarters ending March 31 and September 30. The Form N-Q filing is made within 60 days after the end of the quarter. Penn Series Funds, Inc. filed its most recent Form N-Q with the SEC on May 24, 2018. It is available on the SEC’s website at http://www.sec.gov. or it may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-551-8090 for information on the operation of the Public Reference Room).

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, on the Fund’s website at http://www.pennmutual.com or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies for the most recent twelve-month period ended June 30, 2018 is available on the Fund’s website at http://www.pennmutual.com and on the SEC’s website at http://www.sec.gov.

Penn Series Funds, Inc.

June 30, 2018 (Unaudited)

Board Approval of Investment Advisory and Sub-Advisory Agreements

The Penn Series Funds, Inc. (the “Company”) and Penn Mutual Asset Management, LLC (“PMAM”) have entered into an investment advisory agreement (the “Advisory Agreement”) pursuant to which PMAM (i) provides day-to-day investment management services to certain of the Company’s Funds (collectively, the “Directly Managed Funds”) and (ii) is responsible for the selection and oversight of various investment sub-advisers who perform day-to-day investment management services for other of the Company’s Funds (collectively, the “Sub-Advised Funds” and, together with the Directly Managed Funds, the “Funds”). The Directly Managed Funds are: the Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, and Conservative Allocation Funds. The Sub-Advised Funds are: the Flexibly Managed, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Value, Small Cap Growth, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, and Real Estate Securities Funds.

PMAM acts as a “manager of managers” for the Sub-Advised Funds. In this capacity, PMAM has entered into, and the Company’s Board of Directors (the “Board”) has approved, separate sub-advisory agreements (each, a “Sub-Advisory Agreement” and, collectively with the Advisory Agreement, the “Agreements”) with each of the sub-advisers identified below (each, a “Sub-Adviser” and, collectively, the “Sub-Advisers”). The Sub-Advisers provide their services to the Sub-Advised Funds subject to the oversight of PMAM and the Board. Each Sub-Adviser is selected based primarily upon the research and recommendations of PMAM, which quantitatively and qualitatively evaluates, among other factors, each Sub-Adviser’s (i) investment expertise and resources, (ii) investment results in managing assets for relevant asset classes, investment styles and strategies, and (iii) regulatory compliance infrastructure and culture. PMAM oversees each Sub-Adviser’s activities with respect to the Fund it manages to ensure compliance with the Fund’s investment policies and guidelines, and monitors each Sub-Adviser’s adherence to its investment style and investment performance.

Sub-Adviser	Fund
AllianceBernstein L.P.	SMID Cap Value Fund
American Century Investment Management, Inc.	Mid Core Value Fund
Cohen & Steers Capital Management, Inc.	Real Estate Securities Fund
Eaton Vance Management	Large Core Value Fund
Goldman Sachs Asset Management, L.P.	Small Cap Value Fund
Goldman Sachs Asset Management, L.P.	SMID Cap Growth Fund
Ivy Investment Management Company	Mid Cap Growth Fund
Janus Capital Management LLC	Small Cap Growth Fund
Loomis, Sayles & Company, L.P.	Large Cap Value Fund
Massachusetts Financial Services Company	Large Cap Growth Fund
Morgan Stanley Investment Management Inc. Morgan Stanley Investment Management Company	Emerging Markets Equity Fund
Morgan Stanley Investment Management Inc.	Large Core Growth Fund
Neuberger Berman Investment Advisers LLC	Mid Cap Value Fund
SSGA Funds Management, Inc.	Index 500 Fund
SSGA Funds Management, Inc.	Small Cap Index Fund
SSGA Funds Management, Inc.	Developed International Index Fund
T. Rowe Price Associates, Inc.	Flexibly Managed Fund
T. Rowe Price Associates, Inc.	Large Growth Stock Fund
Vontobel Asset Management, Inc.	International Equity Fund

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, each Fund’s Agreement(s) be specifically approved by: (i) the vote of the Board or by a vote of the shareholders of the Fund; and (ii) the vote of a majority of the Company’s Directors who are not “interested persons,” as defined in the 1940 Act (collectively, the “Independent Directors”), cast in person at a meeting called for the purpose of

Penn Series Funds, Inc.

June 30, 2018 (Unaudited)

voting on such approval. In connection with its consideration of such approvals, the Board must request and evaluate, and PMAM and each Sub-Adviser (collectively, the “Advisers”) are required to furnish, such information as may be reasonably necessary for the Board to evaluate the terms of the Agreements.

Board Approval of the Continuance of Investment Advisory and Sub-Advisory Agreements

The Board held a special telephonic meeting on May 10, 2018 and an in-person meeting on May 17, 2018 (together, the “Meeting”) to consider the approval of each Agreement with respect to each Fund. In preparation for the Meeting, the Board provided PMAM with a written request for information and received and reviewed, in advance of the Meeting, extensive written materials in response to that request. Those materials included information pertaining to (i) PMAM’s and each Sub-Adviser’s leadership, organizational structure, corporate changes, and financial condition, (ii) the performance of each Fund versus its benchmark and peer universe, (iii) the level of the investment advisory and sub-advisory fees charged to each Fund, as applicable, as well as comparisons of such fees with the aggregate investment advisory fees incurred by comparable funds, (iv) the costs to each Adviser of providing such services, including a detailed profitability analysis applicable to PMAM and its affiliates and profitability information applicable to each Sub-Adviser, (v) each Adviser’s compliance program, and (vi) various other matters relevant to the operations of and services provided by each Adviser.

Board Considerations. The information provided by each Adviser in connection with the Meeting was in addition to the detailed information about the Funds that the Board receives and reviews during the course of the year, including information about each Fund’s performance and fees and expenses. In connection with the Meeting, the Board also received a memorandum from legal counsel regarding the responsibilities of the Independent Directors in connection with their consideration of whether to approve the Agreements. In addition, the Independent Directors met in executive session outside the presence of management to discuss the information submitted to the Board in connection with the renewal of the Agreements. The Independent Directors also met in executive session with senior representatives of PMAM to discuss the written materials provided by PMAM.

With respect to each Adviser, the Board evaluated and discussed a number of factors, including among others: (a) the nature, extent and quality of each Adviser’s investment management and other services and, with respect to PMAM, its services as a “manager of managers” of the Sub-Advised Funds; (b) the quantity and quality of each Adviser’s investment management personnel; (c) each Adviser’s operations and financial condition; (d) each Adviser’s brokerage practices (including best execution policies, evaluating execution quality, average commission rates on fund trades, soft dollar arrangements, if any, and affiliated and directed brokerage arrangements) and investment strategies; (e) a comparison of the Funds’ advisory and sub-advisory fees to the fees charged to comparable funds or accounts, including breakpoints; (f) the level of each Adviser’s cost of services provided and estimated profitability from its fund-related operations; (g) other benefits that may accrue to each Adviser and its affiliates as a result of their relationship with the Funds; (h) the extent to which the Funds’ advisory and sub-advisory fees reflect economies of scale and the extent to which any such economies of scale are shared with fund investors; (i) each Adviser’s risk management and compliance programs and, if applicable, a description of the material changes made to, and material compliance violations of, the compliance program; (j) each Adviser’s investment reputation, expertise and resources; and (k) an independently-prepared report of each Fund’s performance compared with that of similar mutual funds and benchmark indices. In its deliberations, the Directors did not identify any single piece of information that was all-important or controlling, noting that each Director could attribute different weights to the various factors considered.

At the Meeting, representatives from PMAM commented on the information delivered to the Board and answered questions from Board members to help the Board evaluate each Adviser’s fees and other aspects of the services provided. The Board discussed the written materials that the Board received before the Meeting and deliberated on the renewal of the Agreements in light of this information.

Based on the Board’s deliberations at the Meeting, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of each Agreement are fair and reasonable; (b) concluded that each Adviser’s fees are reasonable in light of the services that it provides to the Funds, as well as the costs incurred and benefits realized by the

Penn Series Funds, Inc.

June 30, 2018 (Unaudited)

Adviser and its affiliates in providing such services; (c) concluded that PMAM’s fees are reasonable in comparison to the fees charged by investment advisers to comparable funds; and (d) agreed to approve each Agreement based upon the following considerations, among others:

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by each Adviser to the Funds. In this regard, the Board evaluated, among other things, each Adviser’s business, personnel, experience, investment decision process, past performance, brokerage practices, compliance program, and resources to be dedicated to each Fund, as applicable. The Board reviewed the scope of services to be provided by each Adviser under the Agreements and noted that there would be no significant differences between the scope of services required to be provided by the Advisers for the past year and the scope of services required to be provided during the upcoming year. The Board also considered each Adviser’s representations to the Board that the Adviser would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business, and investor needs. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by each Adviser to the Funds supported renewal of the Agreements.

Fund Performance. The Board considered fund performance in determining whether to renew the Agreements. PMAM engaged an independent third party to prepare a report to help the Board evaluate, among other information, the Funds’ performance and the performance of a peer group of comparable funds selected by the independent third party (“peer group”). Specifically, the Board considered each Fund’s recent and long-term performance relative to its peer group and appropriate indices/benchmarks, in light of total return, yield and economic and market trends. In evaluating performance, the Board considered both market risk and shareholder risk expectations for a given Fund. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Funds (both actual performance and comparable performance) supported renewal of the Agreements.

Costs of Advisory and Sub-Advisory Services. The Board considered the cost of the advisory and sub-advisory services provided to the Funds by each Adviser. PMAM engaged an independent third party to prepare a report to help the Board compare the Funds’ fees and expenses with those of its peer group. The Board evaluated (a) the advisory and sub-advisory services provided; (b) the advisory and sub-advisory fees paid, including breakpoint schedules; (c) the advisory and sub-advisory fees paid in comparison to the advisory and sub-advisory fees charged to the peer group funds; and (d) the fact that each Sub-Adviser is compensated by PMAM and not directly by the relevant Sub-Advised Fund, and that such compensation reflects an arms-length negotiation between each Sub-Adviser and PMAM. The Board also considered PMAM and its affiliates’ agreement to waive certain of the Funds’ management and other fees to prevent total fund expenses from exceeding a specified cap. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the advisory and sub-advisory fees charged to the Funds are fair and reasonable and supported renewal of the Agreements.

Profitability and Other Benefits. With regard to profitability, the Board considered all compensation paid, directly or indirectly, to each Adviser and its affiliates, and any benefits derived or to be derived by each Adviser and its affiliates, as well as the cost of Fund services provided by each Adviser. In its consideration of the profitability of PMAM and its affiliates, the Board was provided with information about, and considered the profitability of, the various administrative and servicing arrangements between the Funds and PMAM and its affiliates. The Board also considered the methodology used to determine the profitability of PMAM and its affiliates. When considering the profitability of each Sub-Adviser, the Board took into account the fact that each Sub-Adviser is compensated by PMAM, and not by the Funds directly, and such compensation reflects an arms-length negotiation between the Sub-Adviser and PMAM. In evaluating the other or fall-out benefits that may accrue to the Advisers and their affiliates because of their relationship with the Funds, the Board noted that they may receive indirect benefits for portfolio securities trades placed with the Funds’ assets. In addition, the Board considered that the Sub-Advisers may benefit from the development of additional investment advisory business with PMAM or the Company as a result of their relationships with the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of and any fall-out benefits realized by the Advisers are reasonable in relation to the quality of their respective services and supported renewal of the Agreements.

Penn Series Funds, Inc.

June 30, 2018 (Unaudited)

Economies of Scale. The Board considered the existence of any economies of scale and whether such economies of scale are shared with a Fund’s shareholders through a graduated investment advisory fee schedule (i.e., breakpoints) or other means, including any fee waivers by PMAM and its affiliates or the Sub-Adviser. The Board, in particular, considered the alignment of advisory and sub-advisory breakpoints. The Board also considered the recent instances in which PMAM had successfully negotiated reductions in the sub-advisory fees charged to certain of the Funds and its decision to lower its advisory fee by at least the same amount for those Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds and their shareholders obtain a reasonable benefit from the realization of any economies of scale by the Advisers.

*         *         *

On the basis of the information provided to it in advance of the Meeting and its evaluation of that information, as well as additional information provided by PMAM in response to the Board’s questions during the Meeting, the Board, including the Independent Directors, concluded that the terms of each Agreement were fair and reasonable, and that approval of each Agreement was in the best interests of each Fund and its shareholders.

PennMutal®
The Penn Mutual Life Insurance Company The Penn Insurance and Annuity Company
Our Noble Purpose
Since 1847, Penn Mutual has been driven by our noble purpose — to create a world of possibilities, one individual, one family and one small business at a time. As an original pioneer of mutual life insurance in America, we believe that purchasing life insurance is the most protective, responsible and rewarding action a person can take to build a solid foundation today and create a brighter future for generations to come.
© 2018 The Penn Mutual Life Insurance Company and The Penn Insurance & Annuity Company, Philadelphia, PA 19172 www.pennmutual.com PM8486 06/18

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The full Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                              Penn Series Funds, Inc.

By (Signature and Title)*        /s/ David M. O’Malley

                                                 David M. O’Malley, President

                                                 (principal executive officer)

Date                         9/6/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/ David M. O’Malley

                                                 David M. O’Malley, President

                                                 (principal executive officer)

Date                         9/6/2018

By (Signature and Title)*        /s/ Steven Viola

                                                 Steven Viola, Treasurer

                                                 (principal financial officer)

Date                         9/6/2018

*	Print the name and title of each signing officer under his or her signature.